UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08282

Loomis Sayles Funds I

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: September 30, 2009

Item 1.	Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

ANNUAL REPORT

SEPTEMBER 30, 2009

FUND AND MANAGER REVIEW

Loomis Sayles Small Cap Growth Fund

Mark F. Burns, CFA

Manager since January 2005

John Slavik, CFA

Manager since April 2005

PORTFOLIO REVIEW

The Fund underperformed its Benchmark, the Russell 2000 Growth Index, during the 12-month period ending September 30, 2009. The majority of the underperformance took place during the second quarter 2009 as the equity markets rebounded off the lows in March. Although the rapid rebound of stocks is positive, quick moves like the one just witnessed often come with a price. That price was a low quality rally that propelled the smallest of the small caps and companies with the most troubled balance sheets and profitability profiles.

Stock selection, which has been a consistent driver of returns for the product, was a detractor in the second quarter and, hence, the 12-month period. From a sector standpoint, the healthcare and consumer discretionary sectors were the most problematic. Partially offsetting this were overweight positions in the energy and technology sectors, with each showing a positive impact from stock selection as well.

Healthcare was the largest detractor to the Fund’s performance, primarily due to the negative macro economic impact on hospital and pharmaceutical budgets. Natus Medical, a medical device company, and ICON Plc., a clinical research provider for pharma companies, were each impacted by this trend. RTI Biologics, a biomedical company, was hurt by discretionary spending on elective surgeries as well as a slower than expected product launch. Each of these holdings were sold from the portfolio as the spending environment remained in question.

Within the consumer discretionary sector, VistaPrint and Gildan Activewear represented the largest performance detractors. VistaPrint, an online supplier of graphic design products for small businesses, fell in the fourth quarter of 2008 after reducing its full-year earnings and revenue forecasts. Gildan Activewear, an apparel manufacturing company, fell in the fourth quarter of 2008, as economic activity contracted and consumer spending plunged. Both stocks were sold.

The technology, consumer staples and energy sectors were among the most positive performers. Within technology, Riverbed Technology and Brocade Communications were among the portfolio’s top performers. Riverbed, which produces appliances to connect computers in wide area networks, advanced late in the period on better-than-expected earnings. Brocade, a company that provides switching solutions for storage area networks, rose dramatically in the second quarter 2009, after the equity markets bottomed in March. Consumer staples holding Green Mountain Coffee Roasters, the company behind the Keurig one-cup coffee brewers, was the largest individual contributor to the Fund’s performance, benefiting from a distribution partnership with Wal-Mart. We sold Riverbed and Green Mountain at a profit. And within the energy sector, the top contributors to performance were Oceaneering and Concho Resources. Oceaneering, an energy service company that supplies the oil and gas industry, rose steadily in the first three quarters of 2009 as demand picked up in-line with the increase in oil prices. Concho, an oil and gas exploration and production company rose in the third quarter of 2009 as commodity prices recovered.

The only significant change we made to the portfolio’s positioning was to substantially increase the technology weighting, in anticipation of an improving economy in the closing quarter of 2009. Technology represented our

FUND FACTS

Symbol | Institutional: LSSIX;

Retail: LCGRX

Objective | Long-term capital growth from investments in common stocks or other equity securities

Strategy | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index or is $3 billion or less at the time of investment. Unlike the Index, the Fund may invest in companies of any size.

Fund Inception Date | 12/31/96

Total Net Assets | $121.0 million

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largest overweight, and stock selection within this sector became more fruitful due to falling intra-sector correlations. In addition, the sector’s inventory replenishment cycle helped promote strong company fundamentals.

OUTLOOK

As the economic clouds parted this year, investors have grown more confident, leading to improved risk appetites and a dramatic rise in the market. The panic lows of March have been corrected and valuation levels seem to more accurately reflect current improving economic conditions. We believe continued economic improvement will lead to improved, yet bumpy, corporate profit growth, supportive of higher stock prices. The focus now centers on stock selection, as companies with the best business fundamentals and balance sheets are likely to provide the greatest returns.

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended September 30, 2009

1 Year	5 Years	10 Years	Since Inception
Loomis Sayles Small Cap Growth: Institutional
-11.40%	5.26%	-3.01%	2.08%
Loomis Sayles Small Cap Growth: Retail
-11.66	5.01	-3.27	1.82
Russell 2000 Growth Index(c)
-6.32	2.91	1.10	2.49
Russell 2000 Index(c)
-9.55	2.41	4.88	5.45
Lipper Small-Cap Growth Funds Index(c)
-3.75	2.01	2.47	3.82

Gross expense ratio (before reductions and reimbursements)*
Institutional: 1.01%	Retail: 1.42%
Net expense ratio (after reductions and reimbursements)*
Institutional: 1.00%	Retail: 1.25%

* As stated in the most recent prospectus

CUMULATIVE PERFORMANCE

Inception to September 30, 2009(a)(b)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Cumulative performance is shown for the Institutional Class of Shares. Performance of the Retail Class would be lower due to higher fees. (b) The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class. (c) See page 5 for a description of the Indices.

WHAT YOU SHOULD KNOW

Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund’s value. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

The Fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The Fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of a Fund’s investments to decline. Fund shares should be viewed as a long-term investment.

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FUND AND MANAGER REVIEW

Loomis Sayles Small Cap Value Fund

Joseph Gatz, CFA

Manager since January 2000

Daniel Thelen, CFA

Manager since April 2000

PORTFOLIO REVIEW

The Fund outperformed its Benchmark, the Russell 2000 Value Index, for the fiscal year ended September 30, 2009, primarily due to strong stock selection in the financial services sector.

The Fund’s higher quality orientation proved to be fairly defensive during the dramatic stock market selloff late in 2008 and early in 2009, and stock selection was favorable. Our cautious view on the fundamentals of bank stocks, which we underweighted, and our significant weighting in non-credit-sensitive financial data service companies, resulted in solid relative performance in financial services. PHH Corp., a provider of outsourced mortgage and fleet management services, was the Fund’s top contributor for the year. Twelve months ago, the stock was severely depressed due to PHH’s dependence on the capital markets to fund its business. As financing concerns slowly lifted, the high-quality, lower-risk nature of PHH’s business showed through. Three consecutive positive earnings surprises and a management change driven by activist shareholders also inspired investors.

Our holdings in consumer stocks were heavily weighted toward less-economically sensitive business services and media companies, which held up reasonably well versus the retail, apparel and restaurant segments.

Consumer staples, technology, materials and processing detracted slightly, but no individual sector had a large negative impact on the Fund’s relative performance. In the consumer staples sector, Spartan Stores, a Midwest grocery retailer, was among the largest detractors, declining on concerns about reduced economic activity in key states. The technology and materials sectors performed exceptionally well during the market rally. Overall, our stock selection in technology lagged, but an above-average weighting helped, while our underweight in materials detracted while our stock selection was positive.

As the market rebounded from its low in March of 2009, leadership was concentrated among the smallest market cap, higher-risk stocks. These stocks were the hardest hit during the market downturn, but they were among the first to reverse course on early signs of an economic bottom. The low-quality nature of the rally resulted in our portfolio being somewhat out of phase with the market. Nevertheless, several changes we made, including the addition of attractively valued basic materials, technology and industrial stocks in the spring of 2009, helped the Fund maintain its lead on the index.

OUTLOOK

As the economic clouds parted, investors have grown more confident, risk appetites have improved, and the market has risen dramatically. Much of what had been oversold has recovered, and valuation levels seem reasonable relative to current economic conditions. We believe continued economic improvement will support higher prices, but the recovery pace and pattern is apt to be bumpy. We believe determining appropriate valuations will be instrumental, while a focus on individual stock selection is likely to be especially important in this market environment.

FUND FACTS

Symbol | Institutional: LSSCX;

Retail: LSCRX; Admin: LSVAX

Objective | Long-term capital growth from investments in common stocks or other equity securities

Strategy | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index or is $3 billion or less at the time of investment. Unlike the Index, the Fund may invest in companies of any size.

Fund Inception Date | 5/13/91

Class Inception Date | Institutional: 5/13/91

Retail: 12/31/96

Admin: 1/2/98

Total Net Assets | $967.9 million

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AVERAGE ANNUAL TOTAL RETURNS

Periods Ended September 30, 2009

1 Year	5 Years	10 Years	Since Fund Inception(a)(b)
Loomis Sayles Small Cap Value: Institutional
-5.42%	4.29%	8.70%	11.95%
Loomis Sayles Small Cap Value: Retail
-5.66	4.03	8.44	11.76
Loomis Sayles Small Cap Value: Admin
-5.93	3.75	8.15	11.41
Russell 2000 Value Index(c)
-12.61	1.78	8.05	10.97
Russell 2000 Index(c)
-9.55	2.41	4.88	8.63
Lipper Small-Cap Core Funds Index(c)
-4.09	2.86	6.61	N/A

Gross expense ratio (before reductions and reimbursements)*
Institutional: 0.90%	Retail: 1.27%	Admin: 1.69%
Net expense ratio (after reductions and reimbursements)*
Institutional: 0.90%	Retail: 1.15%	Admin: 1.41%

* As stated in the most recent prospectus

CUMULATIVE PERFORMANCE

Inception to September 30, 2009(d)(e)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Performance shown for periods prior to the inception date of the Retail Class (12/31/96) and Admin Class (1/02/98) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect current levels of 12b-1 fees payable by the respective Classes. Since index performance data is not available coincident with the Fund’s inception date, the beginning value of the index is the value as of the month end closest to the Fund’s inception date. (b) The Lipper Small-Cap Core Funds Index performance data is not available prior to January 1, 1992. (c) See page 5 for a description of the Indices. (d) Cumulative performance is shown for the Institutional Class of Shares. Performance of the Retail and Admin Classes would be lower due to higher fees and expenses. (e) The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class.

WHAT YOU SHOULD KNOW

Value stocks may fall out of favor with investors and underperform the overall equity market during any given period. Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund’s value.

The Fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The Fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of a Fund’s investments to decline. Fund shares should be viewed as a long-term investment.

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ADDITIONAL INFORMATION

Index Definitions

Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Lipper Small-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap core funds investment objective.

Lipper Small-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap growth funds investment objective.

Source: Lipper, Inc.

Russell 2000 Growth Index is an index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index is an index comprised of the 2,000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 10% of the Russell 3000 total market capitalization.

Russell 2000 Value Index is an index comprised of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the Funds’ website, www.loomissayles.com, and (iii) on the SEC’s website, www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2009 is available on (i) the Funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, including redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other Fund expenses. These costs are described in more detail in the Funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Fund shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2009 through September 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period column as shown below for your class.

The second line in the table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

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Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Small Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009	Expenses Paid During Period* 4/1/2009 – 9/30/2009
Actual	$1,000.00	$1,323.40	$5.82
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06

Retail Class
Actual	$1,000.00	$1,321.90	$7.28
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33

*   Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.00%, and 1.25% for Institutional and Retail Class, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

Loomis Sayles Small Cap Value Fund

Institutional Class	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009	Expenses Paid During Period* 4/1/2009 – 9/30/2009
Actual	$1,000.00	$1,396.90	$5.41
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56

Retail Class
Actual	$1,000.00	$1,395.40	$6.91
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82

Admin Class
Actual	$1,000.00	$1,392.70	$8.40
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08

*   Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.90%, 1.15% and 1.40% for Institutional, Retail and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees, and other expenses, including information comparing the Funds’ expenses to those of peer groups of funds and information about applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Funds’ Adviser and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s respective investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its peer group. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June, 2009. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources. They considered the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel. They also considered the administrative services provided by Natixis Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer

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groups of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund.

The Trustees also considered the Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund. The Trustees considered that over the past several years, management had made recommendations regarding the institution of expense caps. They noted that all of the Loomis Sayles Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser under these caps.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees noted that although each Fund’s management fee was not subject to breakpoints, each Fund’s management fee was below the median fee for a peer group of funds and that each of the Funds was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of each Fund.

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions

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generated by the Funds’ securities transactions. The Trustees also considered the fact that Natixis Advisors’ parent company benefits from the retention of an affiliated Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2010.

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PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Small Cap Growth Fund

	Shares	Value (†)

COMMON STOCKS – 97.4% of Net Assets

Aerospace & Defense – 2.0%
Applied Signal Technology, Inc.	49,537	$1,152,726
Hexcel Corp.(b)	105,827	1,210,661

		2,363,387

Biotechnology – 4.8%
Alexion Pharmaceuticals, Inc.(b)	24,335	1,083,881
AMAG Pharmaceuticals, Inc.(b)	18,395	803,494
Incyte Corp. Ltd.(b)	134,691	909,164
Isis Pharmaceuticals, Inc.(b)	48,621	708,408
Onyx Pharmaceuticals, Inc.(b)	26,280	787,612
Regeneron Pharmaceuticals, Inc.(b)	38,595	744,883
Theravance, Inc.(b)	49,374	722,835

		5,760,277

Building Products – 0.6%
Trex Company, Inc.(b)	43,079	784,038

Capital Markets – 4.0%
Evercore Partners, Inc., Class A	39,517	1,154,687
Greenhill & Co., Inc.	15,206	1,362,153
Penson Worldwide, Inc.(b)	101,355	987,198
Stifel Financial Corp.(b)	24,809	1,362,014

		4,866,052

Commercial Banks – 0.9%
Signature Bank(b)	39,300	1,139,700

Commercial Services & Supplies – 2.7%
EnerNOC, Inc.(b)	33,665	1,116,331
Tetra Tech, Inc.(b)	34,066	903,771
Waste Connections, Inc.(b)	41,807	1,206,550

		3,226,652

Communications Equipment – 6.1%
Brocade Communications Systems, Inc.(b)	136,465	1,072,615
Ciena Corp.(b)	76,816	1,250,565
DG FastChannel, Inc.(b)	57,594	1,206,018
F5 Networks, Inc.(b)	30,599	1,212,638
Harris Stratex Networks, Inc., Class A(b)	133,587	935,109
Starent Networks Corp.(b)	24,485	622,409
Tellabs, Inc.(b)	152,621	1,056,137

		7,355,491

Construction & Engineering – 3.2%
Dycom Industries, Inc.(b)	48,292	593,992
MasTec, Inc.(b)	88,794	1,078,847
Northwest Pipe Co.(b)	32,778	1,099,046
Orion Marine Group, Inc.(b)	53,846	1,105,997

		3,877,882

Diversified Consumer Services – 2.6%
Grand Canyon Education, Inc.(b)	54,021	963,194
Lincoln Educational Services Corp.(b)	43,145	987,158
New Oriental Education & Technology Group, Inc., Sponsored ADR(b)	15,413	1,239,976

		3,190,328

See accompanying notes to financial statements.

10

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Small Cap Growth Fund – continued

	Shares	Value (†)

COMMON STOCKS – continued

Diversified Financial Services – 1.1%
MSCI, Inc.(b)	43,457	$1,287,196

Diversified Telecommunication Services – 0.7%
Neutral Tandem, Inc.(b)	39,069	889,210

Electric Utilities – 0.9%
ITC Holdings Corp.	23,444	1,065,530

Electronic Equipment Instruments & Components – 1.7%
Cogent, Inc.(b)	75,903	766,620
IPG Photonics Corp.(b)	84,502	1,284,431

		2,051,051

Energy Equipment & Services – 1.8%
Oceaneering International, Inc.(b)	22,494	1,276,535
Tesco Corp.(b)	118,041	941,967

		2,218,502

Food Products – 1.0%
Diamond Foods, Inc.	36,383	1,154,069

Health Care Equipment & Supplies – 5.7%
DexCom, Inc.(b)	111,199	881,808
Electro-Optical Sciences, Inc.(b)	83,497	799,901
ev3, Inc.(b)	98,341	1,210,578
Insulet Corp.(b)	70,731	794,309
Masimo Corp.(b)	27,525	721,155
ResMed, Inc.(b)	27,301	1,234,005
Volcano Corp.(b)	71,493	1,202,513

		6,844,269

Health Care Providers & Services – 3.9%
Bio-Reference Labs, Inc.(b)	30,245	1,040,428
Catalyst Health Solutions, Inc.(b)	39,449	1,149,939
Genoptix, Inc.(b)	31,013	1,078,632
IPC The Hospitalist Co.(b)	47,249	1,485,981

		4,754,980

Health Care Technology – 4.6%
athenahealth, Inc.(b)	33,504	1,285,548
MedAssets, Inc.(b)	87,426	1,973,205
Phase Forward, Inc.(b)	69,545	976,412
SXC Health Solutions Corp.(b)	29,522	1,381,334

		5,616,499

Hotels, Restaurants & Leisure – 3.4%
Bally Technologies, Inc.(b)	22,083	847,325
BJ’s Restaurants, Inc.(b)	66,567	997,839
Buffalo Wild Wings, Inc.(b)	26,996	1,123,304
Panera Bread Co., Class A(b)	21,618	1,188,990

		4,157,458

Household Durables – 0.7%
Tempur-Pedic International, Inc.(b)	41,834	792,336

Internet Software & Services – 2.9%
Constant Contact, Inc.(b)	55,782	1,073,804
DealerTrack Holdings, Inc.(b)	64,691	1,223,307
GSI Commerce, Inc.(b)	65,172	1,258,471

		3,555,582

See accompanying notes to financial statements.

11

	Shares	Value (†)

COMMON STOCKS – continued

IT Services – 1.0%
CyberSource Corp.(b)	72,744	$1,212,642

Machinery – 2.4%
Bucyrus International, Inc.	37,170	1,323,995
Energy Recovery, Inc.(b)	113,226	658,975
Wabtec Corp.	24,156	906,575

		2,889,545

Media – 0.8%
Imax Corp.(b)	109,125	1,026,866

Oil, Gas & Consumable Fuels – 3.6%
Arena Resources, Inc.(b)	34,249	1,215,840
Comstock Resources, Inc.(b)	40,734	1,632,619
Concho Resources, Inc.(b)	39,901	1,449,204

		4,297,663

Pharmaceuticals – 2.8%
Cypress Bioscience, Inc.(b)	89,420	730,561
Eurand NV(b)	61,004	923,601
Inspire Pharmaceuticals, Inc.(b)	132,042	689,259
Nektar Therapeutics(b)	107,520	1,047,245

		3,390,666

Professional Services – 3.4%
ICF International, Inc.(b)	49,755	1,508,572
IHS, Inc., Class A(b)	26,827	1,371,664
Monster Worldwide, Inc.(b)	69,059	1,207,151

		4,087,387

Semiconductors & Semiconductor Equipment – 8.0%
Cavium Network, Inc.(b)	51,068	1,096,430
Cymer, Inc.(b)	27,488	1,068,184
Hittite Microwave Corp.(b)	29,990	1,103,032
Lam Research Corp.(b)	39,276	1,341,668
Netlogic Microsystems, Inc.(b)	26,610	1,197,450
Power Integrations, Inc.	31,450	1,048,229
Silicon Laboratories, Inc.(b)	30,373	1,408,092
Varian Semiconductor Equipment Associates, Inc.(b)	42,555	1,397,506

		9,660,591

Software – 10.4%
ArcSight, Inc.(b)	26,049	627,000
Ariba, Inc.(b)	106,804	1,238,927
Blackboard, Inc.(b)	37,436	1,414,332
Concur Technologies, Inc.(b)	30,254	1,202,899
DemandTec, Inc.(b)	99,033	874,461
Informatica Corp.(b)	71,552	1,615,644
Nice Systems Ltd., ADR(b)	36,344	1,106,311
Sourcefire, Inc.(b)	31,449	675,210
Tyler Technologies, Inc.(b)	71,400	1,220,226
Ultimate Software Group, Inc.(The)(b)	44,226	1,270,171
VanceInfo Technologies, Inc., ADR(b)	70,084	1,362,433

		12,607,614

See accompanying notes to financial statements.

12

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Small Cap Growth Fund – continued

	Shares	Value (†)

COMMON STOCKS – continued

Specialty Retail – 5.5%
DSW, Inc., Class A(b)	79,768	$1,273,895
hhgregg, Inc.(b)	50,874	861,806
Hibbett Sports, Inc.(b)	48,253	879,652
Lumber Liquidators, Inc.(b)	60,874	1,320,357
Monro Muffler Brake, Inc.	38,606	1,227,285
Ulta Salon, Cosmetics & Fragrance, Inc.(b)	65,485	1,081,157

		6,644,152

Textiles, Apparel & Luxury Goods – 4.2%
Fuqi International, Inc.(b)	28,478	833,836
Lululemon Athletica, Inc.(b)	37,268	847,847
Phillips-Van Heusen Corp.	33,081	1,415,536
Under Armour, Inc., Class A(b)	44,737	1,245,030
Volcom, Inc.(b)	43,410	715,397

		5,057,646

TOTAL COMMON STOCKS
(Identified Cost $98,475,238)		117,825,261

	Principal Amount

SHORT-TERM INVESTMENTS – 1.5%
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/09 at 0.000% to be repurchased at $1,818,320 on 10/01/09 collateralized by $1,840,000 Federal Home Loan Bank, 3.030% due 5/05/14 valued at $1,856,100 including accrued interest (Note 2f of Notes to Financial Statements) (Identified Cost $1,818,320)	$1,818,320	1,818,320

TOTAL INVESTMENTS – 98.9%
(Identified Cost $100,293,558)(a)		119,643,581
Other assets less liabilities—1.1%		1,391,350

NET ASSETS – 100.0%		$121,034,931

(†) See Note 2a of Notes to Financial Statements.
(a) Federal Tax Information:
At September 30, 2009, the net unrealized appreciation on investments based on a cost of $101,035,882 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$21,141,029
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(2,533,330)

Net unrealized appreciation		$18,607,699

(b)	Non-income producing security.

ADR	An American Depositary Receipt (ADR) is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

13

INDUSTRY SUMMARY AT SEPTEMBER 30, 2009 (Unaudited)

Software	10.4%
Semiconductors & Semiconductor Equipment	8.0
Communications Equipment	6.1
Health Care Equipment & Supplies	5.7
Specialty Retail	5.5
Biotechnology	4.8
Health Care Technology	4.6
Textiles, Apparel & Luxury Goods	4.2
Capital Markets	4.0
Health Care Providers & Services	3.9
Oil, Gas & Consumable Fuels	3.6
Hotels, Restaurants & Leisure	3.4
Professional Services	3.4
Construction & Engineering	3.2
Internet Software & Services	2.9
Pharmaceuticals	2.8
Commercial Services & Supplies	2.7
Diversified Consumer Services	2.6
Machinery	2.4
Aerospace & Defense	2.0
Other Investments, less than 2% each	11.2
Short-Term Investments	1.5

Total Investments	98.9
Other assets less liabilities	1.1

Net Assets	100.0%

See accompanying notes to financial statements.

14

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Small Cap Value Fund

	Shares	Value (†)

COMMON STOCKS – 95.4% of Net Assets

Aerospace & Defense – 1.1%
Ducommun, Inc.	209,460	$3,960,889
Teledyne Technologies, Inc.(b)	195,386	7,031,942

		10,992,831

Air Freight & Logistics – 0.8%
Atlas Air Worldwide Holdings, Inc.(b)	236,556	7,562,695

Auto Components – 0.5%
Goodyear Tire & Rubber Co. (The)(b)	298,466	5,082,876

Building Products – 0.8%
Armstrong World Industries, Inc.(b)	220,314	7,592,020

Capital Markets – 2.9%
Fifth Street Finance Corp.	349,872	3,824,101
Investment Technology Group, Inc.(b)	217,478	6,071,986
JMP Group, Inc.	161,713	1,562,148
Legg Mason, Inc.	160,379	4,976,560
Stifel Financial Corp.(b)	214,727	11,788,512

		28,223,307

Chemicals – 3.0%
Calgon Carbon Corp.(b)	270,934	4,017,951
Ferro Corp.	613,965	5,464,288
Koppers Holdings, Inc.	195,239	5,788,836
LSB Industries, Inc.(b)	187,459	2,918,737
Minerals Technologies, Inc.	42,169	2,005,558
Olin Corp.	244,931	4,271,597
RPM International, Inc.	243,744	4,506,827

		28,973,794

Commercial Banks – 5.8%
Bank of the Ozarks, Inc.	246,487	6,539,300
First Horizon National Corp.(b)	417,991	5,530,027
Glacier Bancorp, Inc.	228,082	3,407,545
Hancock Holding Co.	85,415	3,209,042
IBERIABANK Corp.	188,834	8,603,277
Metro Bancorp, Inc.(b)	119,404	1,453,147
Prosperity Bancshares, Inc.	228,423	7,946,836
Signature Bank(b)	292,081	8,470,349
Southwest Bancorp, Inc.	261,402	3,670,084
Sterling Bancshares, Inc.	941,772	6,884,353

		55,713,960

Commercial Services & Supplies – 5.5%
ABM Industries, Inc.	391,160	8,230,006
American Ecology Corp.	150,555	2,815,378
Brink’s Co. (The)	181,717	4,890,004
McGrath Rentcorp	147,833	3,144,408
Rollins, Inc.	833,861	15,718,280
Standard Parking Corp.(b)	497,373	8,699,054
Team, Inc.(b)	164,327	2,785,343
Waste Connections, Inc.(b)	248,909	7,183,514

		53,465,987

See accompanying notes to financial statements.

15

	Shares	Value (†)

COMMON STOCKS – continued

Communications Equipment – 3.5%
ADC Telecommunications, Inc.(b)	447,285	$3,730,357
ADTRAN, Inc.	236,180	5,798,219
Anaren, Inc.(b)	169,713	2,885,121
Avocent Corp.(b)	234,036	4,743,910
Brocade Communications Systems, Inc.(b)	336,187	2,642,430
CommScope, Inc.(b)	198,099	5,929,103
Harris Stratex Networks, Inc., Class A(b)	369,589	2,587,123
Tekelec(b)	343,013	5,635,703

		33,951,966

Computers & Peripherals – 0.3%
Intevac, Inc.(b)	197,385	2,652,854

Construction & Engineering – 0.4%
MYR Group, Inc.(b)	173,109	3,650,869

Construction Materials – 0.4%
Eagle Materials, Inc.	126,011	3,601,394

Consumer Finance – 0.9%
Dollar Financial Corp.(b)	519,036	8,314,957

Containers & Packaging – 1.2%
Myers Industries, Inc.	209,271	2,253,849
Rock-Tenn Co., Class A	191,835	9,037,347

		11,291,196

Distributors – 0.2%
Core-Mark Holding Co., Inc.(b)	61,813	1,767,852

Diversified Consumer Services – 0.4%
Hillenbrand, Inc.	215,015	4,379,856

Diversified Financial Services – 1.1%
PHH Corp.(b)	520,467	10,326,065

Electric Utilities – 2.7%
ALLETE, Inc.	242,848	8,152,407
ITC Holdings Corp.	147,590	6,707,965
Portland General Electric Co.	211,598	4,172,713
UIL Holdings Corp.	257,628	6,798,803

		25,831,888

Electrical Equipment – 1.9%
Baldor Electric Co.	146,966	4,018,051
Encore Wire Corp.	163,553	3,653,774
GrafTech International Ltd.(b)	257,042	3,778,517
II-VI, Inc.(b)	272,341	6,928,355

		18,378,697

Electronic Equipment Instruments & Components – 1.3%
Littelfuse, Inc.(b)	137,304	3,602,857
Methode Electronics, Inc.	270,494	2,345,183
TTM Technologies, Inc.(b)	321,945	3,692,709
Vishay Intertechnology, Inc.(b)	412,997	3,262,676

		12,903,425

See accompanying notes to financial statements.

16

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Small Cap Value Fund – continued

	Shares	Value (†)

COMMON STOCKS – continued

Energy Equipment & Services – 2.1%
Hornbeck Offshore Services, Inc.(b)	182,127	$5,019,420
Lufkin Industries, Inc.	58,027	3,085,876
Oceaneering International, Inc.(b)	158,835	9,013,886
Seahawk Drilling, Inc.(b)	106,646	3,315,624

		20,434,806

Food & Staples Retailing – 0.5%
Spartan Stores, Inc.	359,274	5,076,542

Food Products – 2.5%
Darling International, Inc.(b)	506,580	3,723,363
Flowers Foods, Inc.	231,281	6,080,377
J & J Snack Foods Corp.	201,646	8,709,091
Ralcorp Holdings, Inc.(b)	99,353	5,809,170

		24,322,001

Gas Utilities – 1.1%
UGI Corp.	424,507	10,638,145

Health Care Equipment & Supplies – 1.7%
Medical Action Industries, Inc.(b)	261,297	3,153,855
Teleflex, Inc.	156,254	7,548,630
West Pharmaceutical Services, Inc.	144,562	5,870,663

		16,573,148

Health Care Providers & Services – 1.4%
CorVel Corp.(b)	93,798	2,663,863
MEDNAX, Inc.(b)	119,792	6,578,977
MWI Veterinary Supply, Inc.(b)	109,983	4,393,821

		13,636,661

Hotels, Restaurants & Leisure – 2.4%
Bob Evans Farms, Inc.	181,897	5,285,927
California Pizza Kitchen, Inc.(b)	251,170	3,923,276
Dover Downs Gaming & Entertainment, Inc.	301,983	1,721,303
Isle of Capri Casinos, Inc.(b)	347,414	4,096,011
Penn National Gaming, Inc.(b)	122,555	3,389,871
Wyndham Worldwide Corp.	286,963	4,683,236

		23,099,624

Household Durables – 1.3%
Jarden Corp.	197,326	5,538,941
Leggett & Platt, Inc.	374,547	7,266,212

		12,805,153

Industrial Conglomerates – 0.3%
Raven Industries, Inc.	123,702	3,306,554

Insurance – 6.5%
American Physicians Capital, Inc.	107,020	3,083,246
Aspen Insurance Holdings Ltd.	256,449	6,788,205
Hanover Insurance Group, Inc. (The)	134,037	5,539,749
HCC Insurance Holdings, Inc.	334,373	9,145,102
Navigators Group, Inc.(b)	116,894	6,429,170
ProAssurance Corp.(b)	102,409	5,344,726

See accompanying notes to financial statements.

17

	Shares	Value (†)

COMMON STOCKS – continued

Insurance – continued
Reinsurance Group of America, Inc.	139,456	$6,219,738
RLI Corp.	113,569	5,994,172
W.R. Berkley Corp.	272,454	6,887,637
Zenith National Insurance Corp.	235,235	7,268,761

		62,700,506

Internet & Catalog Retail – 0.7%
HSN, Inc.(b)	434,171	7,068,304

Internet Software & Services – 0.3%
United Online, Inc.	395,892	3,182,972

IT Services – 3.5%
Broadridge Financial Solutions, Inc.	465,213	9,350,781
Global Payments, Inc.	124,931	5,834,278
Lender Processing Services, Inc.	217,332	8,295,563
SRA International, Inc., Class A(b)	200,139	4,321,001
Wright Express Corp.(b)	214,667	6,334,823

		34,136,446

Life Sciences Tools & Services – 0.6%
Mettler-Toledo International, Inc.(b)	61,157	5,540,213

Machinery – 4.3%
Actuant Corp., Class A	476,590	7,654,036
Albany International Corp., Class A	342,706	6,648,496
Altra Holdings, Inc.(b)	333,302	3,729,649
Colfax Corp.(b)	165,357	1,757,745
Dynamic Materials Corp.	183,577	3,664,197
John Bean Technologies Corp.	370,402	6,730,204
Middleby Corp. (The)(b)	36,509	2,008,360
Tennant Co.	103,930	3,020,206
Wabtec Corp.	169,822	6,373,420

		41,586,313

Marine – 0.2%
Kirby Corp.(b)	63,554	2,340,058

Media – 3.4%
Alloy, Inc.(b)	244,628	1,656,131
Arbitron, Inc.	192,310	3,992,356
Dolan Media Co.(b)	293,924	3,524,149
John Wiley & Sons, Inc. Class A	249,879	8,690,792
Live Nation, Inc.(b)	922,972	7,559,141
Scholastic Corp.	293,584	7,145,834

		32,568,403

Metals & Mining – 1.3%
Horsehead Holding Corp.(b)	356,270	4,175,484
Reliance Steel & Aluminum Co.	190,083	8,089,933

		12,265,417

Multi-Utilities & Unregulated Power – 0.5%
NorthWestern Corp.	193,268	4,721,537

See accompanying notes to financial statements.

18

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Small Cap Value Fund – continued

	Shares	Value (†)

COMMON STOCKS – continued

Oil, Gas & Consumable Fuels – 3.6%
Arena Resources, Inc.(b)	169,513	$6,017,712
Berry Petroleum Co., Class A	187,881	5,031,453
Comstock Resources, Inc.(b)	196,822	7,888,626
Mariner Energy, Inc.(b)	360,308	5,109,167
Penn Virginia Corp.	485,007	11,111,510

		35,158,468

Paper & Forest Products – 0.6%
Clearwater Paper Corp.(b)	80,429	3,324,130
Deltic Timber Corp.	45,984	2,104,688

		5,428,818

Personal Products – 0.5%
Alberto-Culver Co.	182,486	5,051,212

Pharmaceuticals – 2.3%
Endo Pharmaceuticals Holdings, Inc.(b)	270,162	6,113,766
Obagi Medical Products, Inc.(b)	385,567	4,472,577
Perrigo Co.	358,879	12,198,297

		22,784,640

Real Estate Management & Development – 1.0%
Forestar Group, Inc.(b)	548,186	9,417,836

REITs – 4.7%
American Campus Communities, Inc.	363,085	9,748,832
Capstead Mortgage Corp.	673,066	9,362,348
Chimera Investment Corp.	1,535,216	5,864,525
Digital Realty Trust, Inc.	174,840	7,991,937
National Retail Properties, Inc.	219,320	4,708,800
Potlatch Corp.	268,691	7,644,259

		45,320,701

Road & Rail – 1.1%
Con-way, Inc.	101,024	3,871,240
Genesee & Wyoming, Inc., Class A(b)	187,345	5,680,300
Saia, Inc.(b)	75,742	1,217,931

		10,769,471

Semiconductors & Semiconductor Equipment – 3.8%
Applied Micro Circuits Corp.(b)	203,481	2,032,775
Atmel Corp.(b)	902,712	3,782,363
Cohu, Inc.	251,428	3,409,364
Entegris, Inc.(b)	1,061,734	5,255,584
ON Semiconductor Corp.(b)	740,740	6,111,105
Semtech Corp.(b)	229,275	3,899,968
Teradyne, Inc.(b)	584,253	5,404,340
TriQuint Semiconductor, Inc.(b)	942,042	7,272,564

		37,168,063

Software – 2.2%
Informatica Corp.(b)	132,523	2,992,369
MicroStrategy, Inc., Class A(b)	43,617	3,120,360
Progress Software Corp.(b)	156,761	3,550,637

See accompanying notes to financial statements.

19

	Shares	Value (†)

COMMON STOCKS – continued

Software – continued
Quest Software, Inc.(b)	272,667	$4,594,439
Sybase, Inc.(b)	174,940	6,805,166

		21,062,971

Specialty Retail – 2.3%
Genesco, Inc.(b)	166,373	4,004,598
Jo-Ann Stores, Inc.(b)	200,926	5,390,845
Sally Beauty Holdings, Inc.(b)	1,127,717	8,018,068
Sonic Automotive, Inc., Class A	471,078	4,946,319

		22,359,830

Textiles, Apparel & Luxury Goods – 2.7%
Carter’s, Inc.(b)	388,247	10,366,195
FGX International Holdings Ltd.(b)	275,446	3,842,472
Fossil, Inc.(b)	248,694	7,075,344
Movado Group, Inc.	320,326	4,654,337

		25,938,348

Thrifts & Mortgage Finance – 0.9%
Washington Federal, Inc.	286,005	4,822,044
Westfield Financial, Inc.	407,901	3,454,922

		8,276,966

Water Utilities – 0.4%
Middlesex Water Co.	272,189	4,104,610

TOTAL COMMON STOCKS
(Identified Cost $821,166,230)		923,503,226

	Principal Amount

SHORT-TERM INVESTMENTS – 4.0%
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2009 at 0.000% to be repurchased at $38,153,199 on 10/01/2009 collateralized by $38,725,000 Federal National Mortgage Association, 3.000% due 1/13/2014 with a value of $38,918,625 including accrued interest (Note 2f of Notes to Financial Statements) (Identified Cost $38,153,198)	$38,153,198	38,153,198

TOTAL INVESTMENTS – 99.4%
(Identified Cost $859,319,428)(a)		961,656,424
Other assets less liabilities—0.6%		6,245,617

NET ASSETS – 100.0%		$967,902,041

(†) See Note 2a of Notes to Financial Statements.
(a) Federal Tax Information: At September 30, 2009, the net unrealized appreciation on investments based on a cost of $868,593,394 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$136,082,101
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(43,019,071)

Net unrealized appreciation		$93,063,030

(b)	Non-income producing security.

REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

20

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Small Cap Value Fund – continued

INDUSTRY SUMMARY AT SEPTEMBER 30, 2009 (Unaudited)

Insurance	6.5%
Commercial Banks	5.8
Commercial Services & Supplies	5.5
REITs	4.7
Machinery	4.3
Semiconductors & Semiconductor Equipment	3.8
Oil, Gas & Consumable Fuels	3.6
IT Services	3.5
Communications Equipment	3.5
Media	3.4
Chemicals	3.0
Capital Markets	2.9
Textiles, Apparel & Luxury Goods	2.7
Electric Utilities	2.7
Food Products	2.5
Hotels, Restaurants & Leisure	2.4
Pharmaceuticals	2.3
Specialty Retail	2.3
Software	2.2
Energy Equipment & Services	2.1
Other Investments, less than 2% each	25.7
Short-Term Investments	4.0

Total Investments	99.4
Other assets less liabilities	0.6

Net Assets	100.0%

See accompanying notes to financial statements.

21

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2009

	Small Cap Growth Fund	Small Cap Value Fund

Assets
Investments at cost	$100,293,558	$859,319,428
Net unrealized appreciation	19,350,023	102,336,996

Investments at value	119,643,581	961,656,424
Receivable for Fund shares sold	223,084	923,560
Receivable for securities sold	3,006,329	9,038,272
Dividends and interest receivable	—	1,397,261
Receivable from investment adviser (Note 5)	7,976	14,259

Total Assets	122,880,970	973,029,776

Liabilities
Payable for securities purchased	1,588,658	3,865,585
Payable for Fund shares redeemed	88,698	416,831
Management fees payable (Note 5)	73,145	584,910
Administrative fees payable (Note 5)	4,787	38,275
Deferred Trustees’ fees (Note 5)	46,961	110,532
Service and distribution fees payable (Note 5)	519	3,693
Other accounts payable and accrued expenses	43,271	107,909

Total Liabilities	1,846,039	5,127,735

Net Assets	$121,034,931	$967,902,041

Net Assets consist of:
Paid-in capital	$341,683,551	$1,072,244,798
Accumulated net investment income (loss)/Undistributed net investment income	(46,961)	1,177,091
Accumulated net realized loss on investments	(239,951,682)	(207,856,844)
Net unrealized appreciation on investments	19,350,023	102,336,996

Net Assets	$121,034,931	$967,902,041

Net Asset Value and Offering Price
Institutional Class
Net assets	$45,556,734	$506,323,696

Shares of beneficial interest	3,934,994	24,506,094

Net asset value, offering and redemption price per share	$11.58	$20.66

Retail Class
Net assets	$75,478,197	$387,383,082

Shares of beneficial interest	6,731,158	18,927,367

Net asset value, offering and redemption price per share	$11.21	$20.47

Admin Class
Net assets	$—	$74,195,263

Shares of beneficial interest	—	3,688,760

Net asset value, offering and redemption price per share	$—	$20.11

See accompanying notes to financial statements.

22

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2009

	Small Cap Growth Fund	Small Cap Value Fund

Investment Income
Dividends	$295,838	$11,236,026
Interest	2,346	21,623
Securities lending income (Note 2)	7,998	49,006

	306,182	11,306,655

Expenses
Management fees (Note 5)	713,999	5,985,483
Distribution fees—Retail Class (Note 5)	148,197	820,762
Service and distribution fees—Admin Class (Note 5)	—	298,932
Trustees’ fees and expenses (Note 5)	8,260	14,692
Administrative fees (Note 5)	47,922	402,025
Custodian fees and expenses	23,264	38,599
Transfer agent fees and expenses—Institutional Class (Note 5)	20,269	350,319
Transfer agent fees and expenses—Retail Class (Note 5)	132,724	677,633
Transfer agent fees and expenses—Admin Class (Note 5)	—	250,517
Audit and tax services fees	39,839	68,062
Registration fees	42,142	91,928
Shareholder reporting expenses	20,466	151,299
Legal fees	3,439	29,518
Miscellaneous expenses	10,376	43,289

Total expenses	1,210,897	9,223,058
Less fee reduction and/or expense reimbursement (Note 5)	(110,702)	(920,783)

Net expenses	1,100,195	8,302,275

Net investment income (loss)	(794,013)	3,004,380

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Loss on:
Investments	(34,962,361)	(157,922,333)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	21,890,105	76,497,968

Net realized and unrealized loss on investments	(13,072,256)	(81,424,365)

Net Decrease in Net Assets Resulting from Operations	$(13,866,269)	$(78,419,985)

See accompanying notes to financial statements.

23

STATEMENTS OF CHANGES IN NET ASSETS

Small Cap Growth Fund

	Year Ended September 30, 2009	Year Ended September 30, 2008
From Operations:
Net investment loss	$(794,013)	$(584,280)
Net realized loss on investments	(34,962,361)	(6,171,517)
Net change in unrealized appreciation (depreciation) on investments	21,890,105	(10,322,096)

Net decrease in net assets resulting from operations	(13,866,269)	(17,077,893)

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	—	—
Retail Class	—	—
Capital Gains:
Institutional Class	—	—
Retail Class	—	—

Total distributions	—	—

Increase in Net Assets Derived from Capital Share Transactions (Note 9)	10,464,100	92,473,941

Redemption Fees:
Institutional Class	—	11,629
Retail Class	—	17,229

Total redemption fees	—	28,858

Net increase (decrease) in net assets	(3,402,169)	75,424,906
Net Assets
Beginning of year	124,437,100	49,012,194

End of year	$121,034,931	$124,437,100

Accumulated Net Investment Loss	$(46,961)	$(40,103)

See accompanying notes to financial statements.

24

STATEMENTS OF CHANGES IN NET ASSETS

Small Cap Value Fund

	Year Ended September 30, 2009	Year Ended September 30, 2008
From Operations:
Net investment income	$3,004,380	$3,447,311
Net realized loss on investments	(157,922,333)	(37,271,375)
Net change in unrealized appreciation (depreciation) on investments	76,497,968	(141,209,963)

Net decrease in net assets resulting from operations	(78,419,985)	(175,034,027)

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	(2,585,541)	(1,132,960)
Retail Class	(1,071,277)	—
Admin Class	(9,660)	—
Capital Gains:
Institutional Class	(167,987)	(51,944,175)
Retail Class	(141,335)	(47,065,282)
Admin Class	(24,687)	(8,031,853)

Total distributions	(4,000,487)	(108,174,270)

Increase (Decrease) in Net Assets Derived from Capital Share Transactions (Note 9)	(45,368,424)	302,201,210

Redemption Fees:
Institutional Class	21,500	20,568
Retail Class	17,487	18,348
Admin Class	3,123	3,084

Total redemption fees	42,110	42,000

Net increase (decrease) in net assets	(127,746,786)	19,034,913
Net Assets
Beginning of year	1,095,648,827	1,076,613,914

End of year	$967,902,041	$1,095,648,827

Undistributed Net Investment Income	$1,177,091	$1,842,018

See accompanying notes to financial statements.

25

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26

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss)(a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Small Cap Growth Fund

Institutional Class
9/30/2009	$13.07	$(0.07)		$(1.42)	$(1.49)	$—	$—	$—
9/30/2008	15.87	(0.07)		(2.73)	(2.80)	—	—	—
9/30/2007	12.00	(0.06	)(g)	3.93	3.87	—	—	—
9/30/2006	11.08	(0.08)		0.99	0.91	—	—	—
9/30/2005	8.96	(0.08)		2.20	2.12	—	—	—

Retail Class
9/30/2009	12.69	(0.09)		(1.39)	(1.48)	—	—	—
9/30/2008	15.45	(0.10)		(2.66)	(2.76)	—	—	—
9/30/2007	11.71	(0.09	)(g)	3.83	3.74	—	—	—
9/30/2006	10.84	(0.11)		0.97	0.86	—	—	—
9/30/2005	8.78	(0.11)		2.17	2.06	—	—	—

Small Cap Value Fund

Institutional Class
9/30/2009	$22.01	$0.09		$(1.32)	$(1.23)	$(0.11)	$(0.01)	$(0.12)
9/30/2008	28.77	0.11	(h)	(4.03)	(3.92)	(0.06)	(2.78)	(2.84)
9/30/2007	27.69	0.12	(g)(i)	4.29	4.41	(0.17)	(3.16)	(3.33)
9/30/2006	27.43	0.13		2.70	2.83	(0.15)	(2.42)	(2.57)
9/30/2005	25.75	0.13		4.22	4.35	(0.02)	(2.65)	(2.67)

Retail Class
9/30/2009	21.79	0.04		(1.30)	(1.26)	(0.05)	(0.01)	(0.06)
9/30/2008	28.52	0.05	(h)	(4.00)	(3.95)	—	(2.78)	(2.78)
9/30/2007	27.46	0.04	(g)(i)	4.28	4.32	(0.10)	(3.16)	(3.26)
9/30/2006	27.23	0.06		2.67	2.73	(0.08)	(2.42)	(2.50)
9/30/2005	25.62	0.06		4.20	4.26	—	(2.65)	(2.65)

Admin Class
9/30/2009	21.40	0.00		(1.28)	(1.28)	(0.00)	(0.01)	(0.01)
9/30/2008	28.13	(0.01	)(h)	(3.94)	(3.95)	—	(2.78)	(2.78)
9/30/2007	27.14	(0.03	)(g)(i)	4.22	4.19	(0.04)	(3.16)	(3.20)
9/30/2006	26.94	(0.01)		2.65	2.64	(0.02)	(2.42)	(2.44)
9/30/2005	25.43	(0.00)		4.16	4.16	—	(2.65)	(2.65)

(a) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(b) Amount rounds to less than $0.01 per share, if applicable.

(c) Effective June 1, 2009, redemption fees were eliminated.

(d) Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.

(e) Computed on an annualized basis for periods less than one year, if applicable.

(f) The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

(g) Includes a non-recurring payment of $0.01 per share and $0.00 per share for Small Cap Growth Fund and Small Cap Value Fund, respectively.

(h) Includes a non-recurring dividend of $0.02 per share.

(i) Includes a non-recurring dividend of $0.05 per share.

(j) Includes fee/expense recovery of 0.02%.

See accompanying notes to financial statements.

27

				Ratio to Average Net Assets:
Redemption fees(b)(c)	Net asset value, end of the period	Total return (%)(d)	Net assets, end of the period (000’s)	Net expenses (%)(e)(f)		Gross expenses (%)(e)		Net investment income (loss) (%)(e)	Portfolio turnover rate (%)

$—	$11.58	(11.40)	$45,557	1.00		1.01		(0.68)	107
0.00	13.07	(17.64)	44,540	1.00		1.01		(0.47)	92
0.00	15.87	32.25	28,088	1.00		1.23		(0.47)	83
0.01	12.00	8.30	20,414	1.00		1.38		(0.69)	100
0.00	11.08	23.66	15,785	1.00		1.70		(0.85)	227

—	11.21	(11.66)	75,478	1.25		1.43		(0.93)	107
0.00	12.69	(17.86)	79,897	1.25		1.42		(0.70)	92
0.00	15.45	31.94	20,924	1.25		1.50		(0.66)	83
0.01	11.71	8.03	2,981	1.25		1.92		(0.94)	100
0.00	10.84	23.46	3,592	1.25		1.87		(1.14)	227

$0.00	$20.66	(5.42)	$506,324	0.90		0.94		0.52	55
0.00	22.01	(15.02)	553,268	0.89		0.89		0.47	61
0.00	28.77	17.02	534,776	0.89		0.89		0.43	57
0.00	27.69	11.17	442,714	0.89	(j)	0.89	(j)	0.47	62
0.00	27.43	17.99	403,110	0.90		0.93		0.48	59

0.00	20.47	(5.66)	387,383	1.15		1.31		0.26	55
0.00	21.79	(15.21)	464,525	1.15		1.27		0.21	61
0.00	28.52	16.74	465,055	1.15		1.24		0.15	57
0.00	27.46	10.87	291,690	1.15		1.20		0.21	62
0.00	27.23	17.69	235,948	1.15		1.20		0.24	59

0.00	20.11	(5.93)	74,195	1.40		1.77		0.02	55
0.00	21.40	(15.44)	77,855	1.40		1.68		(0.04)	61
0.00	28.13	16.41	76,783	1.40		1.56		(0.10)	57
0.00	27.14	10.59	64,367	1.40		1.46		(0.04)	62
0.00	26.94	17.40	67,505	1.40		1.43		(0.01)	59

See accompanying notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

1.  Organization. Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trusts in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Small Cap Value Fund (the “Small Cap Value Fund”)

Loomis Sayles Funds II:

Loomis Sayles Small Cap Growth Fund (the “Small Cap Growth Fund”)

Each Fund offers Institutional Class Shares and Retail Class Shares. In addition, Small Cap Value Fund offers Admin Class Shares.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions that have occurred through November 23, 2009, the date the financial statements were issued, and noted no items requiring recognition in the financial statements or additional disclosure in the Notes to Financial Statements.

a.  Valuation. Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

29

b.  Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes. Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2009 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

e.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as distribution redesignation and net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to securities lending collateral gain/loss adjustment, deferred Trustees’ fees and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

30

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2009

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2009 and 2008 were as follows:

	2009 Distributions Paid From:			2008 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Small Cap Growth Fund	$—	$—	$—	$—	$—	$—
Small Cap Value Fund	3,669,309	331,178	4,000,487	16,873,484	91,300,786	108,174,270

Differences between these amounts and those reported in the Statements of Changes in Net Assets, if any, are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:

	Small Cap Growth Fund	Small Cap Value Fund
Undistributed ordinary income	$—	$1,287,623
Undistributed long-term capital gains	—	—

Total undistributed earnings	—	1,287,623

Capital loss carryforward:
Expires September 30, 2010	(138,314,515)	—
Expires September 30, 2011	(59,283,040)	—
Expires September 30, 2017	(14,995,800)	(88,137,321)

Total capital loss carryforward	(212,593,355)	(88,137,321)
Deferred net capital losses (post-October 2008)	(26,616,006)	(110,445,559)
Unrealized appreciation (depreciation)	18,607,699	93,063,030

Total accumulated earnings (losses)	$(220,601,662)	$(104,232,227)

f.  Repurchase Agreements. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

g.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

As of September 30, 2009, there were no securities on loan.

h.  Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

31

3.  Fair Value Measurements. Effective October 1, 2008, the Funds adopted accounting standards related to fair value measurements and disclosures which establish a hierarchy in which various inputs are used in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3—prices determined using significant unobservable inputs for situations where quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2009, at value:

Small Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$117,825,261	$—	$—	$117,825,261
Short-Term Investments	1,818,320	—	—	1,818,320

Total	$119,643,581	$—	$—	$119,643,581

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$923,503,226	$—	$—	$923,503,226
Short-Term Investments	38,153,198	—	—	38,153,198

Total	$961,656,424	$—	$—	$961,656,424

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

4.  Purchases and Sales of Securities. For the year ended September 30, 2009, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Small Cap Growth Fund	$111,737,304	$102,415,951
Small Cap Value Fund	440,690,957	505,156,733

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Small Cap Growth Fund	0.75%
Small Cap Value Fund	0.75%

Loomis Sayles has given binding undertakings to the Funds to reduce management fees and/or reimburse certain expenses associated with the Funds to limit their operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2010 and will be reevaluated

32

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2009

on an annual basis. For the year ended September 30, 2009, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	1.00%	1.25%	—
Small Cap Value Fund	0.90%	1.15%	1.40%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through reduction of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fee/expense was reduced.

For the year ended September 30, 2009, the management fees for each Fund were as follows:

Fund	Management Fee	Percentage of Average Daily Net Assets
Small Cap Growth Fund	$713,999	0.75%
Small Cap Value Fund	5,985,483	0.75%

For the year ended September 30, 2009, expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Institutional Class	Retail Class	Admin Class	Total
Small Cap Growth Fund	$4,255	$106,447	$—	$110,702
Small Cap Value Fund	167,311	529,638	223,834	920,783

1 Expense reimbursements are subject to possible recovery until September 30, 2010.

There were no expenses recovered during the year ended September 30, 2009 as permitted under the expense limitation agreement.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Administrative Fees. Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per class and an additional $75,000 if managed by multiple subadvisors.

For the year ended September 30, 2009, each Fund paid the following for administrative fees to Natixis Advisors:

Fund	Administrative Fees
Small Cap Growth Fund	$47,922
Small Cap Value Fund	402,025

c.  Service and Distribution Fees. Natixis Distributors, L.P. (“Natixis Distributors”), a wholly owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of each Fund.

33

Pursuant to Rule 12b-1 under the 1940 Act, the Small Cap Growth Fund and the Small Cap Value Fund have adopted a Distribution Plan relating to their Retail Class shares (the “Retail Class Plans”) and the Small Cap Value Fund has adopted a separate Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the respective Retail Class and Admin Class Plans, each Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class and Admin Class Shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Retail Class and Admin Class Shares and/or maintenance of shareholder accounts. In addition, the Admin Class shares of the Small Cap Value Fund may pay an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares, to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares.

For the year ended September 30, 2009, the Funds paid the following service and distribution fees:

	Service Fees	Distribution Fees
Fund	Admin Class	Retail Class	Admin Class
Small Cap Growth Fund	$—	$148,197	$—
Small Cap Value Fund	149,466	820,762	149,466

d.  Sub-Transfer Agent Fees. Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally is a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the year ended September 30, 2009, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations:

	Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	$17,234	$47,223	$—
Small Cap Value Fund	299,213	626,381	246,077

e.  Trustees Fees and Expenses. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chair receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations.

34

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2009

The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees on the Statements of Assets and Liabilities.

f.  Redemption Fees. Effective June 1, 2009, the redemption fee imposed on Small Cap Growth Fund and Small Cap Value Fund was eliminated. Prior to June 1, 2009, shareholders of Small Cap Growth Fund and Small Cap Value Fund were charged a 2% redemption fee if they redeemed, including redeeming by exchange within 60 days of acquisition (including acquisition by exchange). The redemption fee was deducted from the shareholder’s redemption or exchange proceeds and was paid to the Fund. These fees were accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

6.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 11, 2009, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2009, the Funds had no borrowings under these agreements.

7.  Brokerage Commission Recapture. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains in the Statements of Operations. For the year ended September 30, 2009, amounts rebated under these agreements were as follows:

Fund	Rebates
Small Cap Growth Fund	$21,646
Small Cap Value Fund	82,819

8.  Shareholders. At September 30, 2009, the Loomis Sayles Funded Pension Plan and the Loomis Sayles Employees’ Profit Sharing Retirement Plan held Institutional Class shares of beneficial interest in the Funds as follows:

Fund	Pension Plan	Profit Sharing Retirement Plan
Small Cap Growth Fund	368,786	363,748
Small Cap Value Fund	362,408	754,730

35

9.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Small Cap Growth Fund

	Year Ended September 30, 2009		Year Ended September 30, 2008

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	1,974,319	$19,253,187	2,094,507	$30,602,699
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(1,447,130)	(13,740,063)	(456,742)	(6,441,388)

Net change	527,189	$5,513,124	1,637,765	$24,161,311

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	3,127,117	$30,016,606	6,898,095	$94,809,730
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(2,692,237)	(25,065,630)	(1,956,386)	(26,497,100)

Net change	434,880	$4,950,976	4,941,709	$68,312,630

Increase (decrease) from capital share transactions	962,069	$10,464,100	6,579,474	$92,473,941

	Small Cap Value Fund

	Year Ended September 30, 2009		Year Ended September 30, 2008

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	5,487,523	$94,433,600	9,681,674	$228,728,526
Issued in connection with the reinvestment of distributions	156,833	2,488,947	1,942,239	49,352,283
Redeemed	(6,270,554)	(105,527,302)	(5,076,716)	(120,789,687)

Net change	(626,198)	$(8,604,755)	6,547,197	$157,291,122

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	4,033,997	$70,124,577	10,268,147	$242,357,595
Issued in connection with the reinvestment of distributions	76,628	1,206,896	1,850,508	46,632,804
Redeemed	(6,502,104)	(108,566,266)	(7,108,230)	(166,486,060)

Net change	(2,391,479)	$(37,234,793)	5,010,425	$122,504,339

Admin Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	1,211,062	$19,455,331	2,168,929	$51,105,918
Issued in connection with the reinvestment of distributions	1,691	26,231	271,955	6,747,215
Redeemed	(1,162,021)	(19,010,438)	(1,532,487)	(35,447,384)

Net change	50,732	$471,124	908,397	$22,405,749

Increase (decrease) from capital share transactions	(2,966,945)	$(45,368,424)	12,466,019	$302,201,210

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Small Cap Value Fund and Loomis Sayles Small Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds I and the Loomis Sayles Small Cap Growth Fund, a series of Loomis Sayles Funds II (collectively, the “Funds”), at September 30, 2009, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 23, 2009

37

2009 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2009, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Small Cap Value	100%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2009, unless subsequently determined to be different.

Fund	Amount
Small Cap Value	$331,178

Qualified Dividend Income. For the fiscal year ended September 30, 2009, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2009, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Small Cap Value

38

TRUSTEE AND OFFICER INFORMATION

The tables below provide certain information regarding the Trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trusts’ Statements of Additional Information include additional information about the Trustees of the Trusts and are available by calling Loomis Sayles at 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

Independent Trustees
Graham T. Allison, Jr. (1940)	Trustee Since 2003 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	39 Director, Taubman Centers, Inc. (real estate investment trust)

Charles D. Baker (1956)	Trustee Since 2005 Contract Review and Governance Committee Member	Formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	39 None

Edward A. Benjamin (1938)	Trustee Since 2002 Chairman of the Contract Review and Governance Committee	Retired	39 None

Daniel M. Cain (1945)	Trustee Since 2003 Chairman of the Audit Committee	Chairman (formerly, President and Chief Executive Officer), Cain Brothers & Company, Incorporated (investment banking)	39 Director, Sheridan Healthcare Inc. (physician practice management)

Kenneth A. Drucker (1945)	Trustee Since 2008 Audit Committee Member	Formerly, Treasurer, Sequa Corp. (manufacturing)	39 None

Wendell J. Knox**** (1948)	Trustee Since 2009 Contract Review and Governance Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	39 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee Since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	39 Director, Verizon Communications; Director, AES Corporation (international power company)

39

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held
Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	39 None

Interested Trustees
Robert J. Blanding[1] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2002 President and Chief Executive Officer of Loomis Sayles Funds I since 2002 Chief Executive Officer of Loomis Sayles Funds II since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	39 None

John T. Hailer[2] (1960)	Trustee Since 2003	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	39 None

*	Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on September 14, 2007.
**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Gateway Trust and the Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P. (the “Distributor”), Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), or Loomis, Sayles & Company, L.P. (“Loomis Sayles”) are omitted if not materially different from a Trustee’s or officer’s current position with such entity.
***	The Trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and Hansberger International Series (collectively, the “Fund Complex”).
****	Mr. Knox was appointed as trustee effective July 1, 2009.
[1]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

[2]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

40

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

Officers of the Trusts
Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.
Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

David Giunta (1965)	President of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I	Since March 2008	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
**	Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

41

Loomis Sayles Bond Fund

Loomis Sayles Fixed Income Fund

Loomis Sayles Global Bond Fund

Loomis Sayles Inflation Protected Securities Fund

Loomis Sayles Institutional High Income Fund

Loomis Sayles Intermediate Duration Fixed Income Fund

Loomis Sayles Investment Grade Fixed Income Fund

ANNUAL REPORT

SEPTEMBER 30, 2009

FUND AND MANAGER REVIEW

Loomis Sayles Bond Fund

Daniel Fuss, CFA, CIC Manager since May 1991	Matthew Eagan, CFA Associate Manager since February 2007
Kathleen Gaffney, CFA Manager since October 1997	Elaine Stokes Associate Manager since February 2007

PORTFOLIO REVIEW

The Fund substantially outperformed its Benchmark, the Barclays Capital U.S. Government/Credit Bond Index, for the fiscal year ended September 30, 2009 due primarily to strong performance from corporate credits and non-US-dollar denominated investments.

Bond markets rallied in recent quarters, reversing the losses sustained in 2008, when the widespread financial crisis seized up credit markets and dried up liquidity. As government efforts to stimulate the economy took hold and economic and credit-market conditions slowly improved, risk appetites returned briskly, pushing corporate spreads from their historically wide levels of December 2008 back down to levels seen prior to the September 2008 bankruptcy of Lehman Brothers. The aggressive spread tightening bolstered performance across all major spread sectors within the Fund.

Within the investment grade credit sector, our overweight to BBB-rated cyclical industrial names dominated the performance lineup. Investment grade financials also performed well, as surviving banks and financial firms rebounded following a period of sharp decline and consolidation. Select utility names in the natural gas and electric industries also added modestly to results.

The high-yield segment experienced similar performance patterns. Our high yield financials, including CC-rated consumer finance, diversified finance and banking issues, gained the most from the resurgent demand for risk assets. High yield industrials also posted impressive gains, supported by issues in the auto, home construction, telecom (wireless) and pharmaceutical industries.

In the non-US-dollar segment, currencies of commodity-rich countries rallied on growth expectations. The most notable performance occurred among investments denominated in the Norwegian krone, New Zealand dollar, Australian dollar and Brazilian real.

High yield securities in the electric utilities sector were among the few weak areas in the Fund. From a quality perspective, the B- and CCC-quality groups detracted from relative performance, primarily due to certain securities within the auto, technology and supermarket industries.

OUTLOOK

Looking ahead, we continue to believe there is selective value in corporate bonds. Despite their recent tightening, spreads remain wide relative to long-term averages. A vast majority of the spread tightening that has taken place this year is due to the re-emergence of liquidity in the markets. Over the long term, further spread tightening from these levels will most likely be generated by an improvement in global and US economic fundamentals. Our view is that maintaining specific risk in the portfolio will present the best opportunity for long-term performance. The global “risk-on” trade has

FUND FACTS

Symbol | Institutional: LSBDX;

Retail: LSBRX; Admin: LBFAX

Objective | High total investment return through a combination of current income and capital appreciation

Strategy | Invests primarily in investment-grade fixed-income securities, although it may invest up to 35% of assets in lower-rated fixed-income securities and up to 20% of its assets in preferred stocks. The Fund may invest any portion of its assets in Canadian securities and up to 20% of assets in other foreign securities, including emerging markets securities.

Fund Inception Date | 5/16/91

Class Inception Date Institutional: 5/16/91; Retail: 12/31/96; Admin: 1/2/98

Total Net Assets | $18,728.4 million

weakened the US dollar, and we expect this may continue. Currencies from developed and emerging markets may offer more long-term upside potential, particularly the European peripheral currencies and Asian currencies tied to China and its global-growth story.

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended September 30, 2009

1 Year	5 Years	10 Years	Since Fund Inception(a)
Loomis Sayles Bond: Institutional
19.84%	6.49%	8.79%	10.16%
Loomis Sayles Bond: Retail(c)
19.46	6.19	8.50	9.88
Loomis Sayles Bond: Admin(c)
19.21	5.91	8.21	9.41
Barclays Capital U.S. Government/Credit Bond Index(d)
11.46	4.92	6.32	6.95
Lipper BBB-Rated Funds Index(d)
14.69	4.04	5.59	6.60

Gross expense ratio (before reductions and reimbursements)*
Institutional: 0.64%	Retail: 0.94%	Admin: 1.24%
Net expense ratio (after reductions and reimbursements)*
Institutional: 0.64%	Retail: 0.94%	Admin: 1.20%

* As stated in the most recent prospectus

CUMULATIVE PERFORMANCE(e)

Inception to September 30, 2009(b)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on Fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Inception dates of the Institutional, Retail and Admin Classes of shares are May 16, 1991, December 31, 1996 and January 2, 1998, respectively. (b) The mountain chart is based on the initial minimum investment of $100,000 for the Institutional Class. (c) Performance shown for periods prior to the inception date of the Retail Class and the Admin Class represents the performance of the Institutional Class during the periods shown, adjusted to reflect the current levels of 12b-1 fees payable by the respective classes of shares. (d) See page 15 for a description of the indices. Index performance data is not available coincident with the Fund’s inception date; the beginning value of the index is the value as of the month end closest to the Fund’s inception date. (e) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes would be lower, due to higher fees.

WHAT YOU SHOULD KNOW

The Fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment. Securities issued by US government agencies are not insured by and may not be guaranteed by the US government. The Fund can invest a significant percentage of assets in foreign securities and the value of fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The Fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of the Fund’s investments to decline. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

FUND AND MANAGER REVIEW

Loomis Sayles Fixed Income Fund

Daniel Fuss, CFA, CIC Manager since January 1995	Matthew Eagan, CFA Associate Manager since February 2007
Kathleen Gaffney, CFA Associate Manager since February 2007	Elaine Stokes Associate Manager since February 2007

PORTFOLIO REVIEW

The Fund substantially outperformed its Benchmark, the Barclays Capital U.S. Government/Credit Bond Index, for the fiscal year ended September 30, 2009 primarily due to security selection and sector allocation.

The bond markets rallied in the second half of the reporting period, reversing losses sustained late in 2008, when widespread financial crises seized up credit markets and dried up liquidity. As government efforts to stimulate the economy took hold and economic conditions slowly improved, investors’ risk appetites returned briskly, pushing corporate spreads from their historic wide levels of December 2008 back to levels seen prior to the September 2008 bankruptcy of Lehman Brothers.

Our allocation to investment grade industrials fared well, as the appearance of several promising economic “green shoots” fueled a broad-based rally in the corporate sector led by BBB-rated, higher-beta names. In particular, the bonds we selected in the telecommunications, cyclical industrials and technology sectors led performance within the investment grade industrials space. In the high yield corporate sector, the acquisition of new funding led to a rebound among financials. In addition, the credit arms of several US automakers, which benefited from government support, were positive movers in the sector.

The market’s return to riskier assets helped performance among our non-US-dollar-denominated issues. A surge in the price of industrial materials benefitted commodity currencies, namely the Norwegian krone, Brazilian real, and New Zealand dollar, while expectations of growth in China helped buoy the Indonesian rupiah and Singapore dollar. In addition, convertible issues rallied throughout much of 2009, as investors sought opportunities among biotech and pharmaceutical issuers.

On the negative side, a longer-than-Benchmark duration stance concentrated in long-term, investment grade corporate securities detracted from returns, as the yield curve continued to steepen for most of the fiscal year. In addition, investment-grade and high yield utilities lagged due to concerns about consumer demand and depressed natural gas prices. Despite an extended rally throughout much of 2009, bank loans were unable to recover completely from losses sustained in the second half of 2008.

OUTLOOK

Looking ahead, we continue to believe there is select value in corporate bonds. Despite their recent tightening, spreads remain wide relative to long-term averages. A vast majority of the spread tightening that has taken place this year is due to the re-emergence of liquidity in the markets. Over the long term, further spread tightening from these levels will most likely be generated by an improvement in global and US economic fundamentals. Our view is that

FUND FACTS

Symbol | LSFIX

Objective | High total investment return through a combination of current income and capital appreciation

Strategy | Invests primarily in fixed-income securities, may invest up to 35% of its assets in lower-rated fixed-income securities and up to 20% of its assets in preferred stocks. The Fund may invest any portion of its assets in Canadian securities and up to 20% of assets in other foreign securities, including emerging markets securities.

Fund Inception Date | 1/17/95

Fund Registration Date | 3/7/97

Total Net Assets | $762.0 million

maintaining specific risk in the portfolio will present the best opportunity for long-term performance.

The global “risk-on” trade has weakened the US dollar, and we expect this may continue. Currencies from developed and emerging markets may offer more long-term upside potential, particularly the European peripheral currencies and Asian currencies tied to China and its global-growth story.

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended September 30, 2009

1 Year	5 Years	10 Years	Since Registration(a)	Since Fund Inception(a)
Loomis Sayles Fixed Income: Institutional
19.55%	7.44%	9.31%	8.70%	10.01%
Barclays Capital U.S. Government/Credit Bond Index(b)
11.46	4.92	6.32	6.36	6.80
Lipper BBB-Rated Funds Index(b)
14.69	4.04	5.59	5.53	6.30

Gross expense ratio (before reductions and reimbursements)*
Institutional: 0.58%
Net expense ratio (after reductions and reimbursements)*
Institutional: 0.58%

* As stated in the most recent prospectus

CUMULATIVE PERFORMANCE

Registration to September 30, 2009(c)

Inception to September 30, 2009(c)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on Fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 (“Registration”). Performance from inception is also provided for the convenience of our long-term shareholders. Since index performance data is not available coincident with the Fund’s inception and registration dates, comparative performance is presented from the month end closest to the Fund’s inception and registration dates. (b) See page 15 for a description of the indices. (c) The mountain chart is based on the Fund’s minimum initial investment of $3,000,000.

WHAT YOU SHOULD KNOW

The Fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment. Securities issued by US government agencies are not insured by and may not be guaranteed by the US government. The Fund can invest a significant percentage of assets in foreign securities and the value of fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The Fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of the Fund’s investments to decline. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

FUND AND MANAGER REVIEW

Loomis Sayles Global Bond Fund

Ken Buntrock, CFA, CIC

Manager since September 2000

David Rolley, CFA

Manager since September 2000

Lynda Schweitzer, CFA

Manager since February 2007

PORTFOLIO REVIEW

The Fund outperformed its Benchmark, the Barclays Capital Global Aggregate Bond Index, for the fiscal year ended September 30, 2009 primarily due to strong security selection coupled with the Fund’s relative overweight in the corporate sector.

Global bonds struggled in the first half of the reporting period, as the credit crisis deepened and investors’ flight to safety accelerated. The global recession, illiquid capital markets and depleted investor confidence caused corporate spreads to widen to record levels early in the fiscal year. The worst performing bonds—and the greatest detractors to Fund performance—included those issued by banks, brokers and finance companies, which struggled as worries about the global banking system weighed on investors. Sentiment changed sharply in the second half of the fiscal year. Signs that the worldwide economy and financial system were on the mend, combined with investors’ desire for yield, helped spark a turnaround in the global bond market. Risk aversion subsided, and credit spreads tightened to pre-financial crisis levels.

Within the corporate sector, the Fund’s overweight positions in the US, UK and European corporate bond markets drove the Fund’s outperformance. In addition, the Fund’s exposure to the high yield and emerging markets sectors was a positive contributor to relative and absolute performance, as improved investor risk appetites and strong liquidity led to higher returns.

From a currency perspective, the Fund’s overweight positions in the Norwegian krone and Australian dollar also aided performance, due to investors’ willingness to take on risk and bid up currencies that showed increasing global growth prospects. While Scandinavian currencies enhanced the Fund’s overall performance, our small exposure to the Icelandic krona detracted from returns. In addition, the Fund’s underweight in the Japanese yen detracted from performance, as the yen strengthened against the US dollar during the period.

OUTLOOK

We expect the US economy to stage a weak recovery, hindered by high unemployment and sluggish consumer and investment spending. Therefore, we have reduced the Fund’s credit spread positions and increased its exposure to non-US dollar currencies. We are maintaining our bias to reduce dollar duration in anticipation of higher yields next year, but we are in no hurry to implement that strategy.

FUND FACTS

Symbol | Institutional: LSGBX;

Retail: LSGLX

Objective | High total investment return through a combination of high current income and capital appreciation

Strategy | Invests primarily in investment grade fixed-income securities worldwide, although it may invest up to 20% of assets in lower-rated fixed-income securities.

Fund Inception Date | 5/10/91

Class Inception Date Institutional: 5/10/91; Retail: 12/31/96

Total Net Assets | $1,951.2 million

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended September 30, 2009

1 Year	5 Years	10 Years	Since Inception(a)
Loomis Sayles Global Bond: Institutional
19.19%	5.95%	7.68%	8.31%
Loomis Sayles Global Bond: Retail(b)
18.81	5.65	7.40	8.11
Barclays Capital Global Aggregate Bond Index(c)
13.51	6.11	6.41	7.16
Lipper Global Income Funds Index(c)
12.77	5.00	5.82	6.13

Gross expense ratio (before reductions and reimbursements)*
Institutional: 0.64%	Retail: 1.00%
Net expense ratio (after reductions and reimbursements)*
Institutional: 0.64%	Retail: 1.00%

* As stated in the most recent prospectus

CUMULATIVE PERFORMANCE(d)

Inception to September 30, 2009(e)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on Fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Since index performance data is not available coincident with the Fund’s inception date, the beginning value of the index is the value as of the month end closest to the Fund’s inception date. (b) Performance shown for periods prior to the inception date of the Retail Class (12/31/96) represents the performance of the Institutional Class during the periods shown, adjusted to reflect the current levels of 12b-1 fees payable by the respective Classes of shares. (c) See page 15 for a description of the indices. (d) Cumulative performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees. (e) The mountain chart is based on the Institutional Class minimum initial investment of $100,000.

WHAT YOU SHOULD KNOW

The Fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment. Securities issued by US government agencies are not insured by and may not be guaranteed by the US government. The Fund can invest a significant percentage of assets in foreign securities and the value of fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The Fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of the Fund’s investments to decline. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

FUND AND MANAGER REVIEW

Loomis Sayles Inflation Protected Securities Fund

John Hyll

Manager since January 2003

Cliff Rowe, CFA

Manager since January 2003

PORTFOLIO REVIEW

The Fund outperformed its Benchmark, the Barclays Capital U.S. TIPS Index, for the fiscal year ended September 30, 2009 primarily due to our sector allocation and duration positioning. During the year, the nominal yield on 10-year Treasury inflation-protected securities (TIPS) decreased to 3.31% as of September 30, 2009, from 3.83% on September 30, 2008. The yield on five-year TIPS decreased to 2.32% at the end of September 2009 from 2.98% at the end of September 2008. The real and nominal Treasury yield curves steepened during the year, as the Federal Reserve Board cut rates and then held them steady in a range between 0.00% and 0.25% for the balance of the fiscal year.

TIPS struggled in the first half of the reporting period, when inflation concerns took a back seat to the global financial crisis and the market’s desire for nominal Treasurys. However, TIPS rebounded in the second half, as improving liquidity, government support and increased risk appetites encouraged investors to move back into the market. At the sector level, the Fund’s allocation to TIPS (83% of the Fund at the end of the fiscal year) proved to be the largest positive contributor to performance.

Overall, the Fund’s non-TIPS exposure also contributed favorably to performance. In particular, the rally among corporate issues in the second half of the fiscal year led to significant spread tightening. A renewed interest in risk helped generate better returns among lower-quality securities. The Fund’s high yield and investment grade industrials performed well, with securities in the financials sector posting particularly strong results. In addition, our duration strategy, which we concentrated in long term TIPS and investment grade corporate bonds, bolstered performance as investors sought yield in the second half of the fiscal year.

Our non-US dollar holdings were performance laggards for the fiscal year, primarily due to the impact of the global recession. Specifically, securities denominated in the Singapore dollar and Mexican peso generated the poorest results.

OUTLOOK

Although inflation remains relatively tame near term, the longer-term outlook suggests inflation may increase, due to the considerable amount of government stimulus in the system and the massive expansion of the Federal Reserve Board’s balance sheet. In this environment, we believe TIPS continue to offer good value.

We still see attractive opportunities among corporate bonds and in select currencies. Despite their recent tightening, spreads remain wide relative to their long term averages and we think they still have room to narrow. Near term, investors searching for yield will likely drive the spread tightening, but we believe an improving economy should be the driving force over the longer term. High yield corporate bonds may also be among the top performers, due to declining default rates and improved market access.

FUND FACTS

Symbol | LSGSX

Objective | High total investment return through a combination of current income and capital appreciation

Strategy | Invests primarily in inflation-protected securities with emphasis on debt securities issued by the US Treasury

Fund Inception Date | 5/20/91

Total Net Assets | $14.0 million

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended September 30, 2009

1 Year	5 Years	10 Years	Since Inception(a)
Loomis Sayles Inflation Protected Securities: Institutional
7.21%	3.88%	5.98%	7.24%
Barclays Capital U.S. TIPS Index(b)
5.67	4.79	7.51	N/A
Lipper Treasury Inflation Protected Securities Funds Index(b)
5.21	4.14	N/A	N/A

Gross expense ratio (before reductions and reimbursements)*
Institutional: 0.95%
Net expense ratio (after reductions and reimbursements)*
Institutional: 0.40%

* As stated in the most recent prospectus

CUMULATIVE PERFORMANCE

Inception to September 30, 2009(c)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

For illustrative purposes, the chart above reflects the growth of a hypothetical investment of $100,000 in the Fund, since its inception. The chart above also reflects the growth of a hypothetical investment in the former primary benchmark of the Fund, the Barclays Capital U.S. Government Bond Index (the “Former Benchmark”), compared to the performance of the Fund from the Fund’s inception date through December 31, 2004. On December 15, 2004, in connection with a change of the Fund’s investment objective, the Fund changed its primary benchmark to the Barclays Capital U.S. TIPS Index (the “New Benchmark”). Since index performance data is not available coincident with the date of the Fund’s strategy change, comparative data for the Fund’s New Benchmark begins on December 31, 2004. The chart above reflects the growth of a hypothetical investment in the New Benchmark, compared to the performance of the Fund, from December 31, 2004, through September 30, 2009. The chart above also compares the performance of the Fund to the Lipper Treasury Inflation Protected Securities Funds Index from December 31, 2004 through September 30, 2009. The performance of the New Benchmark and of the Lipper Treasury Inflation Protected Securities Funds Index was linked to the performance of the Former Benchmark as of December 31, 2004.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Since index performance data is not available coincident with the Fund’s inception date, comparative performance is presented from the month end closest to the Fund’s inception date. (b) See page 15 for a description of the indices. Return data is not available for the Barclays Capital U.S. TIPS Index prior to March 1, 1997. Similarly, return data is not available for the Lipper Treasury Inflation Protected Securities Funds Index prior to July 1, 2003. (c) The mountain chart is based on the Fund’s minimum initial investment of $100,000.

WHAT YOU SHOULD KNOW

Securities issued by US government agencies are not insured by and may not be guaranteed by the US government. The Fund can invest a significant percentage of assets in foreign securities and the value of fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The Fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of the Fund’s investments to decline. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

Effective December 15, 2004, the Fund’s name and investment strategy changed. The Fund’s strategy emphasizes inflation-protected debt securities issued by the US Treasury (TIPS). The principal value of the types of securities are periodically adjusted according to the rate of inflation and repayment of the original bonds is guaranteed by the US government.

FUND AND MANAGER REVIEW

Loomis Sayles Institutional High Income Fund

Daniel Fuss, CFA, CIC Manager since June 1996	Matthew Eagan, CFA Associate Manager since February 2007
Kathleen Gaffney, CFA Associate Manager since February 2007	Elaine Stokes Associate Manager since February 2007

PORTFOLIO REVIEW

The Fund underperformed its Benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index, for the fiscal year ended September 30, 2009 largely due to an underweight in lower-quality securities, which generally outperformed higher-rated credits for the period.

In the first half of the period, the lack of liquidity significantly affected valuations across the credit spectrum. Fears of a systemic meltdown drove dramatic volatility in the high yield market, as the credit crisis sent investors toward Treasurys and other high-quality assets. High yield bonds and highly leveraged loans did not perform well in this environment and significantly detracted from the Fund’s returns. However, in the second half of the reporting period, risk assets staged a sharp turnaround on renewed investor optimism, a return of market liquidity and a desire for higher yield. An influx of new capital into the credit markets and new issue activity, coupled with the government’s monetary policy efforts, assisted in creating one of the largest technical high yield rallies on record. Securities with B credit ratings and non-rated convertibles were the strongest performers during the period, in the Fund.

Overall, the Fund’s overweight to investment grade credit handicapped relative performance, because the high yield sector was the top-performing fixed-income asset class. Specifically, the Fund’s underweight in high yield financials represented the largest detractor to performance. This sector reaped the benefits of the market’s capital inflows and new issuance in the second half of the period. In addition, our specific US-dollar and non-US-dollar-denominated holdings in the finance and banking industries posted poor relative performance.

The Fund’s high yield industrials contributed the most to performance for the period. In addition, consumer non-cyclicals—specifically, pharmaceuticals and health care credits—performed particularly well due to merger-and-acquisition discussions and the current debate over universal health insurance. Our holdings in the communication industry also contributed positively, while out-of-Benchmark positions in convertibles and investment grade financials enhanced results.

OUTLOOK

Looking ahead, we continue to believe there is select value in corporate bonds. Despite their recent tightening, spreads remain wide relative to long-term averages. A vast majority of the spread tightening that has taken place this year is due to the re-emergence of liquidity in the markets. Over the long term, further spread tightening from these levels will most likely be generated by an improvement in global and US economic fundamentals. Our view is that

FUND FACTS

Symbol | LSHIX

Objective | High total investment return through a combination of current income and capital appreciation

Strategy | Invests in primarily lower-rated fixed-income securities and other securities that are expected to produce a relatively high level of income, (including income-producing preferred and common stocks).

The Fund may invest any portion of its assets in Canadian securities and up to 50% of assets in other foreign securities, including emerging markets securities.

Fund Inception Date | 6/5/96

Fund Registration Date | 3/7/97

Total Net Assets | $458.5 million

maintaining specific risk in the portfolio will present the best opportunity for long term performance.

The global “risk-on” trade has weakened the US dollar, and we expect this may continue. Currencies from developed and emerging markets may offer more long-term upside potential, particularly the European peripheral currencies and Asian currencies tied to China and its global-growth story.

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended September 30, 2009

1 Year	5 Years	10 Years	Since Registration(a)	Since Inception(a)
Loomis Sayles Institutional High Income: Institutional
20.82%	8.31%	9.00%	7.72%	7.85%
Barclays Capital U.S. Corporate High-Yield Bond Index(b)
22.34	6.13	6.25	5.94	6.45
Lipper High Current Yield Funds Index(b)
12.14	4.06	3.81	3.98	4.59

Gross expense ratio (before reductions and reimbursements)*
Institutional: 0.74%
Net expense ratio (after reductions and reimbursements)*
Institutional: 0.74%

* As stated in the most recent prospectus

CUMULATIVE PERFORMANCE

Registration to September 30, 2009(c)

Inception to September 30, 2009(c)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on Fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 (“Registration”). Performance from inception is also provided for the convenience of our long-term shareholders. Since index performance data is not available coincident with the Fund’s inception and registration dates, comparative performance is presented from the month end closest to the Fund’s inception and registration dates. (b) See page 15 for a description of the indices. (c) The mountain chart is based on the Fund’s minimum initial investment of $3,000,000.

WHAT YOU SHOULD KNOW

The Fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment. Securities issued by US government agencies are not insured by and may not be guaranteed by the US government. The Fund can invest a significant percentage of assets in foreign securities and the value of fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The Fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of the Fund’s investments to decline. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

FUND AND MANAGER REVIEW

Loomis Sayles Intermediate Duration Fixed Income Fund

Neil Burke

Manager since December 2005

Cliff Rowe, CFA

Manager since December 2005

Richard Raczkowski

Manager since December 2005

PORTFOLIO REVIEW

The Fund outperformed its Benchmark, the Barclays Capital U.S. Intermediate Government/Credit Bond Index, for the fiscal year ended September 30, 2009 primarily due to strong security selection combined with an overweight to corporate securities and an underweight to US Treasurys.

Risk aversion and a massive flight to quality characterized the first half of the period, inflating US Treasury prices and pushing Treasury yields to historic lows. The investment climate reversed course in the second half of the fiscal year, when a market wide technical rally offset losses incurred in the prior six months. In particular, corporate debt posted robust returns, as the risk aversion diminished and liquidity improved. In this environment, our underweight to US Treasury securities helped relative performance.

The Fund’s allocation to investment grade industrials boosted performance, as the appearance of several promising economic “green shoots” in early 2009 fueled a broad-based rally in the corporate space, led by higher beta names with BBB credit ratings. Investor demand for yield largely outpaced supply, which caused spreads to tighten. Our telecommunication and cyclical industrial holdings drove performance, followed by select technology names.

The reopening of the new issue market helped high yield financials rebound from the lows they touched in the second half of 2008. Our high yield industrials contributed positively to performance, as investors returned to risk assets and pursued higher yields.

Volatility and continued concerns about rising defaults led to lagging performance for our securitized holdings through the first half of the period. Nevertheless, beginning in early 2009, these securities rebounded significantly, as the federal government expanded its support of the securitized market and risk appetites and liquidity returned to the market. Along with our securitized assets, our small position in the Singapore dollar detracted from performance.

OUTLOOK

As we wait for the economic recovery to stabilize, we believe the Fund is well positioned. We expect market volatility to remain elevated throughout the remainder of the year, which we believe should provide additional investment opportunities. Going forward, we believe active management and prudent security selection will drive returns.

FUND FACTS

Symbol | LSDIX

Objective | Above-average total return through a combination of current income and capital appreciation

Strategy | Invests only in investment-grade fixed-income securities. The Fund’s weighted average duration generally is two to five years

Fund Inception Date | 1/28/98

Total Net Assets | $28.0 million

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended September 30, 2009

1 Year	5 Years	10 Years	Since Inception(a)
Loomis Sayles Intermediate Duration Fixed Income Fund: Institutional
16.99%	5.15%	6.05%	5.65%
Barclays Capital U.S. Intermediate Government/Credit Bond Index(b)
10.01	4.68	5.90	5.68
Lipper Intermediate Investment Grade Debt Funds Index(b)
12.36	4.13	5.57	5.25

Gross expense ratio (before reductions and reimbursements)*
Institutional: 0.59%
Net expense ratio (after reductions and reimbursements)*
Institutional 0.40%

* As stated in the most recent prospectus

CUMULATIVE PERFORMANCE

Inception to September 30, 2009(c)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Since index performance data is not available coincident with the Fund’s inception date, comparative performance is presented from the month end closest to the Fund’s inception date. (b) See page 15 for a description of the indices. (c) The mountain chart is based on the Fund’s minimum initial investment of $2,000,000.

WHAT YOU SHOULD KNOW

If the credit rating of a security held by the Fund falls below investment grade, the Fund may continue to hold it if Loomis Sayles believes the investment is appropriate. The secondary market for securities that fall below investment grade may lack liquidity and such securities may incur greater risk of default, which may adversely affect the value of the Fund. Foreign countries may have different accounting standards than those of the US. Securities issued by US government agencies are not insured by and may not be guaranteed by the US government. The Fund can invest a significant percentage of assets in foreign securities and the value of fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The Fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of the Fund’s investments to decline. The Fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

FUND AND MANAGER REVIEW

Loomis Sayles Investment Grade Fixed Income Fund

Daniel Fuss, CFA, CIC Manager since July 1994	Matthew Eagan, CFA Associate Manager since September 2006
Kathleen Gaffney, CFA Associate Manager since September 2006	Elaine Stokes Associate Manager since September 2006

PORTFOLIO REVIEW

The Fund outperformed its Benchmark, the Barclays Capital U.S. Government/Credit Bond Index, for the fiscal year ended September 30, 2009 primarily due to security selection within the corporate credit segment and to sector allocation and exposure within specific securitized markets.

Risk aversion and a massive flight to quality characterized the first half of the period, inflating US Treasury prices and pushing Treasury yields to historic lows. The market climate reversed course in the second half of the fiscal year, when a market-wide technical rally offset losses incurred in the prior six months. In particular, corporate debt posted robust returns, as the risk-aversion trade slowed and liquidity improved. In this environment, our underweight to US Treasury and agency securities helped relative performance.

Investment grade credit was the leading contributor to Fund performance during the year, led primarily by industrials. Prudent security selection among high-beta telecommunication, consumer cyclical and non-cyclical, and transportation names drove performance. In addition, exposure within the financial sector, combined with strong security selection, enhanced performance as continued government support for the sector helped returns. Within the securitized markets, our position in commercial mortgage-backed securities (CMBS) boosted performance. CMBS rallied on increased support from the federal government’s Term Asset-Backed Loan Facility (TALF) and Public-Private Investment Program (PPIP).

Out-of-Benchmark allocations to non-US-dollar-denominated securities weighed slightly on performance, as currency volatility forced mixed returns. Issues denominated in the Mexican peso, Canadian dollar, and Indonesian rupiah fared the worst. In addition, the Fund realized lagging results from asset-backed and residential mortgage-backed securities, where security selection drove down results.

OUTLOOK

Looking ahead, we continue to believe there is select value in corporate bonds. Despite their recent tightening, spreads remain wide relative to long-term averages. A vast majority of the spread tightening that has taken place this year is due to the re-emergence of liquidity in the markets. Over the long term, further spread tightening from these levels will most likely be generated by an improvement in global and US economic fundamentals. Our view is that maintaining specific risk in the portfolio will present the best opportunity for long term performance.

The global “risk-on” trade has weakened the US dollar, and we expect this may continue. Currencies from developed and emerging markets may offer more long-term upside potential, particularly the European peripheral currencies and Asian currencies tied to China and its global-growth story.

FUND FACTS

Symbol | LSIGX

Objective | Above-average total investment return through a combination of current income and capital appreciation

Strategy | Invests in primarily investment-grade fixed-income securities, although it may invest up to 10% of its assets in lower rated fixed-income securities and up to 10% of its assets in preferred stocks. The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of assets in securities of other foreign issuers, including emerging markets.

Fund Inception Date | 7/1/94

Fund Registration Date | 3/7/97

Total Net Assets | $525.5 million

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended September 30, 2009

1 Year	5 Years	10 Years	Since Registration(a)	Since Inception(a)
Loomis Sayles Investment Grade Fixed Income: Institutional
19.35%	7.04%	9.62%	8.77%	9.83%
Barclays Capital U.S. Government/Credit Bond Index(b)
11.46	4.92	6.32	6.36	6.72
Lipper BBB-Rated Funds Index(b)
14.69	4.04	5.59	5.53	6.20

Gross expense ratio (before reductions and reimbursements)*
Institutional: 0.50%
Net expense ratio (after reductions and reimbursements)*
Institutional 0.50%

* As stated in the most recent prospectus

CUMULATIVE PERFORMANCE

Registration to September 30, 2009(c)

Inception to September 30, 2009(c)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on Fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 (“Registration”). Performance from inception is also provided for the convenience of our long-term shareholders. Since index performance data is not available coincident with the Fund’s inception and registration dates, comparative performance is presented from the month end closest to the Fund’s inception and registration dates. (b) See page 15 for a description of the indices. (c) The mountain chart is based on the Fund’s minimum initial investment of $3,000,000.

WHAT YOU SHOULD KNOW

The Fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment. Securities issued by US government agencies are not insured by and may not be guaranteed by the US government. The Fund can invest a significant percentage of assets in foreign securities and the value of fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The Fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of the Fund’s investments to decline. The Fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

ADDITIONAL INFORMATION

Index Definitions

Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Lipper BBB-Rated Funds Index is an equally weighted index of typically the 30 largest mutual funds within the corporate debt funds BBB-rated investment objective.

Lipper Global Income Funds Index is an equally weighted index of typically the 30 largest mutual funds within the global income funds investment objective.

Lipper High Current Yield Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the high current yield funds investment objective.

Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted unmanaged index of the 30 largest mutual funds within the intermediate investment grade debt funds investment objective.

Lipper Treasury Inflation Protected Securities Funds Index is an equally weighted index of typically the 30 largest mutual funds within the treasury inflation protected securities funds investment objective.

Source: Lipper, Inc.

Barclays Capital U.S. Government/Credit Bond Index includes treasuries (public obligations of the US Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of US Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the US Government) as well as other publicly issued investment grade corporate and foreign debentures that meet specified maturity, liquidity, and quality requirements.

Barclays Capital U.S. Intermediate Government/Credit Bond Index includes securities which have a remaining maturity of 1-10 years and includes Treasuries (public obligations of the US Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of US Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the US Government), as well as other publicly issued investment grade corporate and non-corporate debentures that meet specified maturity, liquidity, and quality requirements.

Barclays Capital Global Aggregate Bond Index covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities.

Barclays Capital U.S. Corporate High-Yield Bond Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures, and 144As are also included.

Barclays Capital U.S. TIPS Index measures the performance of the inflation protected securities issued by the US Treasury.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the Funds’ website, www.loomissayles.com, and (iii) on the SEC’s website, www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2009 is available on (i) the Funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other Fund expenses. These costs are described in more detail in each Fund’s prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each Class of Fund shares shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2009 through September 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

The second line in the table for each Class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Loomis Sayles Bond Fund

Institutional Class	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009	Expenses Paid During Period* 4/1/2009 – 9/30/2009
Actual	$1,000.00	$1,316.80	$3.72
Hypothetical (5% return before expenses)	$1,000.00	$1,021.86	$3.24

Retail Class
Actual	$1,000.00	$1,313.80	$5.51
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81

Admin Class
Actual	$1,000.00	$1,311.80	$6.95
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07

*   Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.64%, 0.95% and 1.20% for Institutional, Retail and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

Loomis Sayles Fixed Income Fund

Institutional Class	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009	Expenses Paid During Period* 4/1/2009 – 9/30/2009
Actual	$1,000.00	$1,292.70	$3.33
Hypothetical (5% return before expenses)	$1,000.00	$1,022.16	$2.94

*   Expenses are equal to the Fund’s annualized expense ratio: 0.58%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

Loomis Sayles Global Bond Fund

Institutional Class	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009	Expenses Paid During Period* 4/1/2009 – 9/30/2009
Actual	$1,000.00	$1,250.90	$3.78
Hypothetical (5% return before expenses)	$1,000.00	$1,021.71	$3.40

Retail Class
Actual	$1,000.00	$1,249.50	$5.64
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06

*   Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.67%, and 1.00%, for the Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

Loomis Sayles Inflation Protected Securities Fund

Institutional Class	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009	Expenses Paid During Period* 4/1/2009 – 9/30/2009
Actual	$1,000.00	$1,063.60	$2.07
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$2.03

*   Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.40%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

Loomis Sayles Institutional High Income Fund

Institutional Class	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009	Expenses Paid During Period* 4/1/2009 – 9/30/2009
Actual	$1,000.00	$1,396.20	$4.26
Hypothetical (5% return before expenses)	$1,000.00	$1,021.51	$3.60

*   Expenses are equal to the Fund’s annualized expense ratio: 0.71%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

Loomis Sayles Intermediate Duration Fixed Income Fund

Institutional Class	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009	Expenses Paid During Period* 4/1/2009 – 9/30/2009
Actual	$1,000.00	$1,144.70	$2.15
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$2.03

*   Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.40%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

Loomis Sayles Investment Grade Fixed Income Fund

Institutional Class	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009	Expenses Paid During Period* 4/1/2009 – 9/30/2009
Actual	$1,000.00	$1,234.90	$2.75
Hypothetical (5% return before expenses)	$1,000.00	$1,022.61	$2.48

*   Expenses are equal to the Fund’s annualized expense ratio: 0.49%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Funds’ Adviser and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about each Fund’s investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its peer group. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2009. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources. They considered the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also considered the administrative services provided by Natixis Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Funds’ Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Fund’s Adviser that were reasonable and consistent with the Funds’ investment objective and policies, (2) that the Fund’s performance, although lagging in certain recent periods, was strong over the longer term and (3) that the Fund’s more recent performance was competitive when compared to relevant performance benchmarks.

The Trustees also considered the Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various Funds in the Fund family. They noted that all of the Loomis Sayles Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser under these caps. The Trustees noted that while the Loomis Sayles Global Bond Fund’s advisory fee was above the median of a peer group of funds, the Fund had not yet reached asset levels at which recently added breakpoints would have an impact on fees and the Fund’s total expense ratio was below the median for its peer group of funds. The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds. The Trustees also noted management’s history of proposing additional advisory fee breakpoints as the Loomis Sayles Bond Fund grew to substantially larger scale.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees noted that two of the Loomis Sayles Funds in this report had breakpoints in their advisory fees and that each of the Funds was subject to an expense cap. In addition, for Loomis Sayles Bond Fund, the Trustees considered the additional breakpoints implemented in December 2007 and, for the Loomis Sayles Bond Fund and the Loomis Sayles Fixed Income Fund, the Trustees considered the effects of recent market volatility on the Funds’ assets and its possible effect on the Funds’ future profitability. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of each Fund.

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees also considered the fact that Natixis Advisors’ parent company benefits from the retention of affiliated Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2010.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Bond Fund

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – 90.6% of Net Assets

NON-CONVERTIBLE BONDS – 85.1%

ABS Credit Card – 0.6%
Citibank Credit Card Issuance Trust, Series 2008-C6, Class C6, 6.300%, 6/20/2014		$113,710,000	$117,629,254
MBNA Credit Card Master Note Trust, Series 03A5, 4.150%, 9/19/2012	EUR	300,000	441,367

			118,070,621

Aerospace & Defense – 0.1%
Bombardier, Inc., 6.300%, 5/01/2014, 144A		1,590,000	1,534,350
Bombardier, Inc., 6.750%, 5/01/2012, 144A		200,000	201,000
Bombardier, Inc., 7.350%, 12/22/2026	CAD	6,785,000	5,695,369
Bombardier, Inc., 7.450%, 5/01/2034, 144A		13,464,000	11,747,340

			19,178,059

Airlines – 1.4%
American Airlines, Inc., Pass Through Trust, Series 1999-1, Class B, 7.324%, 4/15/2011		1,255,000	1,251,862
American Airlines, Inc., Pass Through Trust, Series 2009-1A, 10.375%, 7/02/2019		3,425,000	3,621,698
American Airlines, Inc., Pass Through Trust, Series 93A6, 8.040%, 9/16/2011		978,168	641,923
Continental Airlines, Inc., 9.000%, 7/08/2016		25,437,000	26,934,222
Continental Airlines, Inc., Series 1996-A, Class B, 6.940%, 4/15/2015		254,073	238,829
Continental Airlines, Inc., Series 1997-1, Class A, 7.461%, 10/01/2016		10,306,381	9,610,701
Continental Airlines, Inc., Series 1997-4, Class B, 6.900%, 7/02/2018		3,687,200	3,244,736
Continental Airlines, Inc., Series 1998-1, Class B, 6.748%, 9/15/2018		5,448,217	4,685,467
Continental Airlines, Inc., Series 1999-1, Class B, 6.795%, 2/02/2020		12,755,121	11,033,179
Continental Airlines, Inc., Series 1999-2, Class B, 7.566%, 9/15/2021		3,283,355	2,856,519
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048%, 11/01/2020		966,935	918,588
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707%, 10/02/2022		2,516,053	2,339,929
Continental Airlines, Inc., Series 2000-2, Class B, 8.307%, 10/02/2019		7,235,643	6,367,366
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703%, 12/15/2022		2,658,938	2,455,822
Continental Airlines, Inc., Series 2001-1, Class B, 7.373%, 6/15/2017		3,441,951	2,856,820
Continental Airlines, Inc., Series 2007-1, Class A, 5.983%, 4/19/2022		17,701,000	16,727,445
Continental Airlines, Inc., Series 2007-1, Class B, 6.903%, 4/19/2022		23,877,000	20,534,220
Delta Air Lines, Inc., 9.500%, 9/15/2014, 144A		3,145,000	3,145,000
Delta Air Lines, Inc., Series 2007-1, Class A, 6.821%, 2/10/2024		3,228,298	2,986,176
Delta Air Lines, Inc., Series 2007-1, Class B, 8.021%, 2/10/2024		5,271,533	4,164,511

See accompanying notes to financial statements.

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Airlines – continued
Delta Air Lines, Inc., Series 2007-1, Class C, 8.954%, 8/10/2014		$39,864,034	$32,469,256
Northwest Airlines, Inc., Series 2007-1, Class B, 8.028%, 11/01/2017		34,841,931	25,849,577
Qantas Airways Ltd., 5.125%, 6/20/2013, 144A		2,000,000	1,999,650
Qantas Airways Ltd., 6.050%, 4/15/2016, 144A		44,235,000	43,501,672
United Air Lines, Inc., Series 2007-1, Class A, 6.636%, 1/02/2024		25,004,599	20,753,817

			251,188,985

Automotive – 2.9%
Cummins, Inc., 6.750%, 2/15/2027		2,547,000	2,250,651
Cummins, Inc., 7.125%, 3/01/2028		3,000,000	2,842,500
FCE Bank PLC, EMTN, 4.625%, 10/25/2010	NOK	4,570,000	727,896
FCE Bank PLC, EMTN, 7.125%, 1/16/2012	EUR	9,800,000	13,623,779
FCE Bank PLC, EMTN, 7.125%, 1/15/2013	EUR	6,550,000	8,866,066
FCE Bank PLC, EMTN, 7.875%, 2/15/2011	GBP	8,550,000	13,390,909
Ford Motor Co., 6.375%, 2/01/2029		1,195,000	860,400
Ford Motor Co., 6.500%, 8/01/2018		2,240,000	1,783,600
Ford Motor Co., 6.625%, 2/15/2028		500,000	360,000
Ford Motor Co., 6.625%, 10/01/2028		62,435,000	44,953,200
Ford Motor Co., 7.125%, 11/15/2025		1,960,000	1,470,000
Ford Motor Co., 7.450%, 7/16/2031		114,780,000	92,971,800
Ford Motor Co., 7.500%, 8/01/2026		795,000	580,350
Ford Motor Credit Co. LLC, 7.000%, 10/01/2013		13,765,000	12,920,022
Ford Motor Credit Co. LLC, 7.250%, 10/25/2011		31,140,000	30,243,448
Ford Motor Credit Co. LLC, 7.500%, 8/01/2012		8,785,000	8,435,067
Ford Motor Credit Co. LLC, 7.875%, 6/15/2010		1,320,000	1,325,784
Ford Motor Credit Co. LLC, 8.000%, 6/01/2014		70,695,000	67,937,683
Ford Motor Credit Co. LLC, 8.000%, 12/15/2016		19,570,000	18,156,381
Ford Motor Credit Co. LLC, 8.625%, 11/01/2010		29,945,000	30,292,063
Ford Motor Credit Co. LLC, 8.700%, 10/01/2014		152,395,000	149,278,675
Ford Motor Credit Co. LLC, 9.750%, 9/15/2010		2,150,000	2,197,061
Ford Motor Credit Co. LLC, EMTN, 4.875%, 1/15/2010	EUR	12,200,000	17,718,961
Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028		6,041,000	5,255,670
Goodyear Tire & Rubber Co. (The), 10.500%, 5/15/2016		14,150,000	15,352,750

			543,794,716

Banking – 6.7%
AgriBank FCB, 9.125%, 7/15/2019(c)		100,540,000	108,735,418
Associates Corp. of North America, 6.950%, 11/01/2018		33,073,000	32,357,697
BAC Capital Trust VI, 5.625%, 3/08/2035		35,170,000	27,270,466
Bank of America Corp., 5.750%, 12/01/2017		18,695,000	18,660,919
Bank of America Corp., 6.000%, 9/01/2017		7,290,000	7,375,534
Barclays Financial LLC, 4.060%, 9/16/2010, 144A	KRW	38,510,000,000	32,997,832
Barclays Financial LLC, 4.160%, 2/22/2010, 144A	THB	2,824,000,000	85,751,212
Barclays Financial LLC, 4.460%, 9/23/2010, 144A	KRW	48,070,000,000	41,336,324
Barclays Financial LLC, EMTN, 4.100%, 3/22/2010, 144A	THB	247,000,000	7,515,720

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Banking – continued
Bear Stearns Cos., Inc. (The), 4.650%, 7/02/2018		$3,260,000	$3,110,829
Bear Stearns Cos., Inc. (The), 5.300%, 10/30/2015		1,445,000	1,525,728
Bear Stearns Cos., Inc. (The), 6.400%, 10/02/2017		3,160,000	3,437,666
Bear Stearns Cos., Inc. (The), 7.250%, 2/01/2018		18,135,000	20,710,932
BNP Paribas SA, EMTN, Zero Coupon, 6/13/2011, 144A	IDR	274,980,870,000	23,995,744
Capital One Financial Corp., 6.150%, 9/01/2016		3,223,000	3,164,967
Citigroup, Inc., 5.000%, 9/15/2014		66,710,000	63,480,235
Citigroup, Inc., 5.850%, 12/11/2034		4,495,000	3,858,319
Citigroup, Inc., 5.875%, 2/22/2033		30,435,000	25,225,411
Citigroup, Inc., 5.875%, 5/29/2037		6,180,000	5,388,361
Citigroup, Inc., 6.000%, 10/31/2033		15,880,000	13,288,813
Citigroup, Inc., 6.125%, 5/15/2018		43,650,000	42,979,667
Citigroup, Inc., 6.125%, 8/25/2036		2,625,000	2,252,780
Citigroup, Inc., 6.375%, 8/12/2014		72,120,000	74,564,147
Citigroup, Inc., MTN, 5.500%, 10/15/2014		87,000,000	86,874,285
Goldman Sachs Group, Inc. (The), 6.150%, 4/01/2018		4,065,000	4,276,026
Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037		55,075,000	56,839,107
ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A		12,345,000	10,098,346
JPMorgan Chase & Co., EMTN, Zero Coupon, 3/28/2011	IDR	748,342,518,000	67,230,813
JPMorgan Chase & Co., Zero Coupon, 3/28/2011, 144A	IDR	250,225,920,000	22,480,203
JPMorgan Chase & Co., Zero Coupon, 4/12/2012, 144A	IDR	599,419,948,660	48,493,167
JPMorgan Chase & Co., Zero Coupon, 5/17/2010, 144A	BRL	241,667,000	128,472,556
JPMorgan Chase London, EMTN, Zero Coupon, 10/21/2010, 144A	IDR	153,708,294,250	14,612,228
Kreditanstalt fuer Wiederaufbau, EMTN, 10.750%, 2/01/2010	ISK	95,000,000	623,936
Merrill Lynch & Co., Inc., 6.110%, 1/29/2037		6,110,000	5,811,575
Merrill Lynch & Co., Inc., 10.710%, 3/08/2017	BRL	100,400,000	55,362,813
Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018	EUR	4,887,000	6,182,545
Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018		8,660,000	9,107,696
Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034		3,600,000	3,361,504
Merrill Lynch & Co., Inc., Series C, MTN, 6.400%, 8/28/2017		3,605,000	3,651,014
Morgan Stanley, 4.750%, 4/01/2014		38,951,000	38,663,542
Morgan Stanley, 7.300%, 5/13/2019		9,600,000	10,562,630
Morgan Stanley, GMTN, 5.125%, 11/30/2015	GBP	7,500,000	11,799,259
Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018		11,700,000	12,371,849
Morgan Stanley, Series F, MTN, 5.550%, 4/27/2017		4,400,000	4,383,315
Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017		7,795,000	7,936,432

			1,258,179,562

See accompanying notes to financial statements.

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Brokerage – 0.0%
Jefferies Group, Inc., 8.500%, 7/15/2019	$5,915,000	$6,260,247

Building Materials – 0.8%
Masco Corp., 0.600%, 3/12/2010(b)	9,360,000	9,211,317
Masco Corp., 4.800%, 6/15/2015	4,805,000	4,409,448
Masco Corp., 5.850%, 3/15/2017	3,285,000	3,029,581
Masco Corp., 6.125%, 10/03/2016	19,873,000	18,837,398
Masco Corp., 6.500%, 8/15/2032	2,650,000	2,144,160
Owens Corning, Inc., 6.500%, 12/01/2016	26,195,000	25,558,252
Owens Corning, Inc., 7.000%, 12/01/2036	51,180,000	41,936,073
USG Corp., 6.300%, 11/15/2016	35,370,000	30,064,500
USG Corp., 9.500%, 1/15/2018	17,605,000	16,988,825

		152,179,554

Chemicals – 0.7%
Borden, Inc., 7.875%, 2/15/2023	30,054,000	16,830,240
Borden, Inc., 8.375%, 4/15/2016	2,886,000	1,904,760
Borden, Inc., 9.200%, 3/15/2021	11,305,000	7,009,100
Chevron Phillips Chemical Co. LLC, 8.250%, 6/15/2019, 144A	51,205,000	61,840,944
Hercules, Inc., 6.500%, 6/30/2029	19,619,000	10,913,069
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.750%, 11/15/2014	2,450,000	2,107,000
Methanex Corp., 6.000%, 8/15/2015	10,565,000	8,977,323
Mosaic Global Holdings, Inc., 7.300%, 1/15/2028	9,415,000	9,416,309
Mosaic Global Holdings, Inc., 7.375%, 8/01/2018	9,095,000	9,805,920

		128,804,665

Construction Machinery – 0.7%
Case New Holland, Inc., 7.750%, 9/01/2013, 144A	72,540,000	72,177,300
Caterpillar Financial Services Corp., MTN, 6.125%, 2/17/2014	12,240,000	13,418,920
Joy Global, Inc., 6.625%, 11/15/2036	1,975,000	1,840,252
RSC Equipment Rental, Inc., 9.500%, 12/01/2014	2,345,000	2,262,925
Toro Co., 6.625%, 5/01/2037(c)	27,030,000	21,546,991
United Rentals North America, Inc., 7.000%, 2/15/2014	26,139,000	22,740,930
United Rentals North America, Inc., 7.750%, 11/15/2013	2,335,000	2,101,500

		136,088,818

Consumer Cyclical Services – 0.8%
Western Union Co. (The), 6.200%, 11/17/2036	154,180,000	154,772,360

Consumer Products – 0.2%
Snap-on, Inc., 6.700%, 3/01/2019	7,210,000	7,955,233
Whirlpool Corp., MTN, 8.000%, 5/01/2012	14,465,000	15,613,550
Whirlpool Corp., MTN, 8.600%, 5/01/2014	8,680,000	9,709,665

		33,278,448

Distributors – 0.0%
EQT Corp., 8.125%, 6/01/2019	1,775,000	2,025,932
ONEOK, Inc., 6.000%, 6/15/2035	3,805,000	3,756,022

		5,781,954

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Diversified Manufacturing – 0.7%
Textron Financial Corp., 5.400%, 4/28/2013		$1,435,000	$1,409,024
Textron Financial Corp., Series E, MTN, 5.125%, 8/15/2014		550,000	512,143
Textron, Inc., 3.875%, 3/11/2013	EUR	14,050,000	18,984,536
Textron, Inc., 5.600%, 12/01/2017		5,940,000	5,531,007
Textron, Inc., 6.200%, 3/15/2015		45,180,000	45,358,868
Textron, Inc., 7.250%, 10/01/2019		30,490,000	30,896,676
Textron, Inc., EMTN, 6.625%, 4/07/2020	GBP	23,088,000	30,625,436

			133,317,690

Electric – 2.8%
AES Corp. (The), 7.750%, 3/01/2014		4,875,000	4,911,563
AES Corp. (The), 8.375%, 3/01/2011(c)	GBP	2,090,000	3,373,538
AES Ironwood LLC, 8.857%, 11/30/2025		13,169,381	12,082,907
AES Red Oak LLC, Series A, 8.540%, 11/30/2019		1,606,999	1,514,596
Bruce Mansfield Unit, 6.850%, 6/01/2034(c)		95,219,290	92,989,254
CE Generation LLC, 7.416%, 12/15/2018		5,129,078	4,986,135
Cleveland Electric Illuminating Co. (The), 5.950%, 12/15/2036		64,200,000	62,104,512
Commonwealth Edison Co., 4.750%, 12/01/2011(c)		201,000	200,696
Dynegy Holdings, Inc., 7.125%, 5/15/2018		5,295,000	4,077,150
Dynegy Holdings, Inc., 7.625%, 10/15/2026		11,835,000	8,106,975
Dynegy Holdings, Inc., 7.750%, 6/01/2019		1,504,000	1,282,160
Dynegy Holdings, Inc., 8.375%, 5/01/2016		2,000,000	1,870,000
Edison Mission Energy, 7.625%, 5/15/2027		23,200,000	16,588,000
Empresa Nacional de Electricidad SA (Endesa-Chile), 7.875%, 2/01/2027		11,581,000	12,836,438
Enersis SA, 7.400%, 12/01/2016		4,250,000	4,746,145
Illinois Power Co., 6.250%, 4/01/2018		3,105,000	3,335,478
ITC Holdings Corp., 5.875%, 9/30/2016, 144A		25,460,000	25,994,074
ITC Holdings Corp., 6.375%, 9/30/2036, 144A		37,955,000	36,201,897
NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027		23,775,000	10,698,750
NiSource Finance Corp., 5.400%, 7/15/2014		2,230,000	2,266,166
NiSource Finance Corp., 6.400%, 3/15/2018		57,010,000	56,903,733
NiSource Finance Corp., 6.800%, 1/15/2019		1,235,000	1,264,412
Power Receivables Finance LLC, 6.290%, 1/01/2012, 144A		1,389,880	1,418,914
Quezon Power Philippines Co., 8.860%, 6/15/2017		5,473,125	5,117,372
Salton Sea Funding Corp., Series E, 8.300%, 5/30/2011		1,302,006	1,366,312
Salton Sea Funding Corp., Series F, 7.475%, 11/30/2018		213,027	230,904
Southern California Edison Co., 7.625%, 1/15/2010		2,000,000	2,037,568
SP Powerassets Ltd., EMTN, 3.730%, 10/22/2010	SGD	1,000,000	721,673
Toledo Edison Co., 6.150%, 5/15/2037		13,195,000	13,771,925
TXU Corp., Series P, 5.550%, 11/15/2014		62,501,000	42,653,620
TXU Corp., Series Q, 6.500%, 11/15/2024		139,736,000	64,630,695
TXU Corp., Series R, 6.550%, 11/15/2034		8,271,000	3,720,395
White Pine Hydro LLC, 6.310%, 7/10/2017(c)		9,175,000	7,912,731
White Pine Hydro LLC, 6.960%, 7/10/2037(c)		14,695,000	10,722,765
White Pine Hydro Portfolio LLC, 7.260%, 7/20/2015(c)		5,000,000	4,403,665

			527,043,118

See accompanying notes to financial statements.

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Entertainment – 0.2%
Time Warner, Inc., 6.625%, 5/15/2029		$15,000	$15,391
Time Warner, Inc., 7.625%, 4/15/2031		10,000	11,208
Viacom, Inc., Class B, 6.875%, 4/30/2036		37,871,000	40,006,735

			40,033,334

Financial Other – 0.2%
National Life Insurance Co., 10.500%, 9/15/2039, 144A		38,476,000	39,184,728

Food & Beverage – 1.0%
Anheuser-Busch Cos., Inc., 5.375%, 11/15/2014, 144A		71,140,000	75,905,669
Anheuser-Busch Cos., Inc., 6.450%, 9/01/2037		55,000	59,910
Anheuser-Busch Cos., Inc., 6.500%, 5/01/2042		15,000	16,226
ARAMARK Corp., 5.000%, 6/01/2012		2,115,000	1,998,675
Corn Products International, Inc., 6.625%, 4/15/2037		31,590,000	31,889,473
Kraft Foods, Inc., 6.500%, 8/11/2017		11,947,000	12,923,643
Kraft Foods, Inc., 6.500%, 11/01/2031		14,990,000	15,599,628
Kraft Foods, Inc., 7.000%, 8/11/2037		32,845,000	36,588,049
Sara Lee Corp., 6.125%, 11/01/2032		18,615,000	18,949,419

			193,930,692

Government Owned – No Guarantee – 0.1%
DP World Ltd., 6.850%, 7/02/2037, 144A		24,685,000	21,710,186

Government Sponsored – 0.3%
Queensland Treasury Corp., 7.125%, 9/18/2017, 144A	NZD	84,345,000	62,876,545

Health Insurance – 1.3%
CIGNA Corp., 6.150%, 11/15/2036		20,530,000	18,192,660
CIGNA Corp., 6.350%, 3/15/2018		2,500,000	2,506,790
Unum Group, 7.125%, 9/30/2016		9,965,000	10,082,547
WellPoint, Inc., 6.375%, 6/15/2037		191,190,000	207,627,369

			238,409,366

Healthcare – 3.5%
Boston Scientific Corp., 5.450%, 6/15/2014		3,725,000	3,734,313
Boston Scientific Corp., 6.400%, 6/15/2016		14,330,000	14,527,038
Boston Scientific Corp., 7.000%, 11/15/2035		22,142,000	20,287,608
HCA, Inc., 5.750%, 3/15/2014		13,400,000	11,825,500
HCA, Inc., 6.250%, 2/15/2013		7,800,000	7,449,000
HCA, Inc., 6.300%, 10/01/2012		2,500,000	2,400,000
HCA, Inc., 6.375%, 1/15/2015		17,380,000	15,468,200
HCA, Inc., 6.500%, 2/15/2016		63,735,000	56,564,812
HCA, Inc., 6.750%, 7/15/2013		3,045,000	2,915,588
HCA, Inc., 7.050%, 12/01/2027		26,685,000	20,238,464
HCA, Inc., 7.190%, 11/15/2015		20,005,000	18,529,491
HCA, Inc., 7.500%, 12/15/2023		25,974,000	20,967,979
HCA, Inc., 7.500%, 11/06/2033		19,870,000	15,374,949
HCA, Inc., 7.690%, 6/15/2025		65,788,000	53,423,474
HCA, Inc., 8.360%, 4/15/2024		41,434,000	33,716,420
HCA, Inc., MTN, 7.580%, 9/15/2025		18,303,000	14,807,877
HCA, Inc., MTN, 7.750%, 7/15/2036		11,606,000	9,096,725

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Healthcare – continued
Hospira, Inc., 6.050%, 3/30/2017		$15,175,000	$15,890,881
Medco Health Solutions, Inc., 7.125%, 3/15/2018		250,270,000	283,580,436
Owens & Minor, Inc., 6.350%, 4/15/2016(c)		4,710,000	4,246,616
Tenet Healthcare Corp., 6.875%, 11/15/2031		30,578,000	23,850,840
Tenet Healthcare Corp., 7.375%, 2/01/2013		2,236,000	2,213,640
Tenet Healthcare Corp., 9.250%, 2/01/2015		560,000	584,500

			651,694,351

Home Construction – 1.5%
Centex Corp., 5.250%, 6/15/2015		5,180,000	5,115,250
D.R. Horton, Inc., 5.250%, 2/15/2015		70,965,000	66,174,862
D.R. Horton, Inc., 5.625%, 9/15/2014		7,235,000	6,981,775
D.R. Horton, Inc., 5.625%, 1/15/2016		26,345,000	24,632,575
D.R. Horton, Inc., 6.500%, 4/15/2016		1,975,000	1,942,906
K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2015		6,430,000	4,886,800
K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016		19,270,000	14,452,500
K. Hovnanian Enterprises, Inc., 6.375%, 12/15/2014		6,249,000	4,749,240
K. Hovnanian Enterprises, Inc., 6.500%, 1/15/2014		4,050,000	3,159,000
K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016		1,650,000	1,254,000
K. Hovnanian Enterprises, Inc., 7.750%, 5/15/2013		2,865,000	2,206,050
K. Hovnanian Enterprises, Inc., 8.875%, 4/01/2012		1,690,000	1,419,600
KB Home, 5.875%, 1/15/2015		895,000	843,538
Lennar Corp., Series B, 5.125%, 10/01/2010		3,495,000	3,486,263
Lennar Corp., Series B, 5.500%, 9/01/2014		22,940,000	21,448,900
Lennar Corp., Series B, 5.600%, 5/31/2015		9,282,000	8,562,645
Lennar Corp., Series B, 6.500%, 4/15/2016		40,845,000	38,394,300
Pulte Homes, Inc., 5.200%, 2/15/2015		6,800,000	6,460,000
Pulte Homes, Inc., 6.000%, 2/15/2035		63,855,000	48,210,525
Pulte Homes, Inc., 6.375%, 5/15/2033		17,240,000	13,274,800
Toll Brothers Finance Corp., 5.150%, 5/15/2015		8,100,000	7,788,992
Toll Corp., 8.250%, 12/01/2011		1,850,000	1,887,000

			287,331,521

Independent Energy – 1.3%
Anadarko Petroleum Corp., 6.450%, 9/15/2036		80,585,000	83,203,448
Chesapeake Energy Corp., 6.250%, 1/15/2017	EUR	5,925,000	7,976,715
Chesapeake Energy Corp., 6.500%, 8/15/2017		2,615,000	2,399,263
Chesapeake Energy Corp., 6.875%, 11/15/2020		13,805,000	12,286,450
Connacher Oil & Gas Ltd., 10.250%, 12/15/2015, 144A		20,226,000	16,484,190
Connacher Oil & Gas Ltd., 11.750%, 7/15/2014, 144A		3,640,000	3,876,600
Penn Virginia Corp., 10.375%, 6/15/2016		2,500,000	2,700,000
Pioneer Natural Resources Co., 5.875%, 7/15/2016		10,275,000	9,497,018
Pioneer Natural Resources Co., 6.875%, 5/01/2018		2,125,000	2,027,915
Pioneer Natural Resources Co., 7.200%, 1/15/2028		8,782,000	7,622,091
Questar Market Resources, Inc., 6.800%, 4/01/2018		51,955,000	53,263,850
Talisman Energy, Inc., 5.850%, 2/01/2037		12,190,000	11,724,891
Talisman Energy, Inc., 6.250%, 2/01/2038		32,560,000	33,215,596

			246,278,027

See accompanying notes to financial statements.

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Industrial Other – 0.1%
Great Lakes Dredge & Dock Corp., 7.750%, 12/15/2013		$3,590,000	$3,522,687
Ranhill Labuan Ltd., 12.500%, 10/26/2011, 144A		26,410,000	21,128,000

			24,650,687

Integrated Energy – 0.0%
PF Export Receivables Master Trust, Series A, 6.436%, 6/01/2015, 144A		1,391,973	1,447,652

Life Insurance – 0.4%
American International Group, Inc., MTN, 5.450%, 5/18/2017		3,655,000	2,649,473
American International Group, Inc., Series G, MTN, 5.600%, 10/18/2016		3,245,000	2,380,996
American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018		20,540,000	14,871,124
MetLife, Inc., 10.750%, 8/01/2069		12,020,000	14,484,100
Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A		57,985,000	47,436,369

			81,822,062

Local Authorities – 0.8%
Ontario Hydro, Zero Coupon, 11/27/2020	CAD	1,507,000	832,513
Province of Alberta, 5.930%, 9/16/2016	CAD	16,293,535	17,011,081
Province of British Columbia, 5.750%, 1/09/2012	CAD	730,000	742,498
Province of Ontario, 4.400%, 12/02/2011	CAD	760,000	750,971
Queensland Treasury Corp., Series 11G, 6.000%, 6/14/2011	AUD	60,000	54,110
Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(c)		178,970,000	127,832,902

			147,224,075

Media Cable – 2.3%
Comcast Corp., 5.650%, 6/15/2035		68,300,000	66,057,643
Comcast Corp., 6.450%, 3/15/2037		21,450,000	22,713,169
Comcast Corp., 6.500%, 11/15/2035		23,100,000	24,615,060
Comcast Corp., 6.950%, 8/15/2037		192,208,000	214,535,266
CSC Holdings, Inc., 7.875%, 2/15/2018		1,550,000	1,581,000
CSC Holdings, Inc., 8.500%, 4/15/2014, 144A		15,000,000	15,750,000
Shaw Communications, Inc., 5.650%, 10/01/2019	CAD	37,585,000	35,650,723
Shaw Communications, Inc., 5.700%, 3/02/2017	CAD	12,775,000	12,447,705
Shaw Communications, Inc., 7.500%, 11/20/2013	CAD	275,000	292,594
Time Warner Cable, Inc., 6.750%, 7/01/2018		26,541,000	29,321,435
Virgin Media Finance PLC, 9.125%, 8/15/2016		1,700,000	1,746,750
Virgin Media Finance PLC, 9.750%, 4/15/2014	GBP	6,605,000	10,925,242

			435,636,587

Media Non-Cable – 0.5%
News America, Inc., 6.150%, 3/01/2037		54,025,000	52,860,599
News America, Inc., 6.200%, 12/15/2034		17,785,000	17,498,252
News America, Inc., 6.400%, 12/15/2035		29,275,000	29,531,976
R.H. Donnelley Corp., Series A-1, 6.875%, 1/15/2013(d)		4,713,000	270,998

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Bond Fund – continued

		Principal Amount (‡)		Value (†)

BONDS AND NOTES – continued

Media Non-Cable – continued
R.H. Donnelley Corp., Series A-2, 6.875%, 1/15/2013(d)		$2,840,000		$163,300
R.H. Donnelley Corp., Series A-3, 8.875%, 1/15/2016(d)		927,000		53,303
R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017(d)		3,564,000		204,930

				100,583,358

Metals & Mining – 0.8%
Alcoa, Inc., 5.550%, 2/01/2017		650,000		630,983
Alcoa, Inc., 5.720%, 2/23/2019		11,557,000		10,462,182
Alcoa, Inc., 5.870%, 2/23/2022		4,935,000		4,278,596
Alcoa, Inc., 6.750%, 1/15/2028		6,490,000		5,660,656
Algoma Acquisition Corp., 9.875%, 6/15/2015, 144A		13,180,000		11,071,200
ArcelorMittal, 6.125%, 6/01/2018		90,000		88,664
ArcelorMittal USA Partnership, 9.750%, 4/01/2014		15,477,000		16,212,157
Newmont Mining Corp., 5.875%, 4/01/2035		4,736,000		4,637,974
Rio Tinto Alcan, Inc., 5.750%, 6/01/2035		1,840,000		1,773,000
Rio Tinto Finance (USA) Ltd., 8.950%, 5/01/2014		34,779,000		41,045,724
Teck Resources Ltd., 10.250%, 5/15/2016		1,730,000		1,954,900
Teck Resources Ltd., 10.750%, 5/15/2019		1,000,000		1,162,500
United States Steel Corp., 6.050%, 6/01/2017		11,175,000		10,437,361
United States Steel Corp., 6.650%, 6/01/2037		9,625,000		7,850,516
United States Steel Corp., 7.000%, 2/01/2018		23,520,000		22,587,949

				139,854,362

Mortgage Related – 0.0%
FHLMC, 5.000%, 12/01/2031		291,616		303,242

Non-Captive Consumer – 3.1%
American General Finance Corp., Series J, MTN, 6.900%, 12/15/2017		322,970,000		225,879,081
Residential Capital LLC, 8.375%, 6/30/2010		5,000		3,725
SLM Corp., 6.000%, 12/15/2043		150,125	(††)	2,120,891
SLM Corp., EMTN, 4.750%, 3/17/2014	EUR	9,200,000		9,895,166
SLM Corp., MTN, 5.050%, 11/14/2014		27,310,000		20,075,390
SLM Corp., MTN, 5.125%, 8/27/2012		2,665,000		2,280,371
SLM Corp., Series A, MTN, 4.500%, 7/26/2010		10,300,000		10,008,139
SLM Corp., Series A, MTN, 5.000%, 10/01/2013		73,175,000		58,251,617
SLM Corp., Series A, MTN, 5.000%, 4/15/2015		53,696,000		40,009,588
SLM Corp., Series A, MTN, 5.000%, 6/15/2018		22,998,000		14,422,621
SLM Corp., Series A, MTN, 5.375%, 1/15/2013		28,262,000		23,563,668
SLM Corp., Series A, MTN, 5.375%, 5/15/2014		32,635,000		24,978,111
SLM Corp., Series A, MTN, 5.400%, 10/25/2011		1,785,000		1,647,055
SLM Corp., Series A, MTN, 5.625%, 8/01/2033		38,535,000		24,185,838
SLM Corp., Series A, MTN, 6.500%, 6/15/2010(c)(e)	NZD	8,020,000		5,428,994
SLM Corp., Series A, MTN, 8.450%, 6/15/2018		140,870,000		112,343,825

				575,094,080

Non-Captive Diversified – 5.7%
CIT Group, Inc., 4.750%, 12/15/2010		130,000		89,807
CIT Group, Inc., 5.400%, 2/13/2012		962,000		631,387

See accompanying notes to financial statements.

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Non-Captive Diversified – continued
CIT Group, Inc., 5.400%, 1/30/2016		$476,000	$300,073
CIT Group, Inc., 5.500%, 12/01/2014	GBP	29,029,000	27,371,712
CIT Group, Inc., 5.600%, 4/27/2011		7,206,000	4,906,558
CIT Group, Inc., 5.800%, 10/01/2036		5,017,000	3,008,645
CIT Group, Inc., 5.850%, 9/15/2016		10,000	6,302
CIT Group, Inc., EMTN, 3.800%, 11/14/2012	EUR	21,270,000	19,453,395
CIT Group, Inc., EMTN, 4.650%, 9/19/2016	EUR	21,250,000	17,880,295
CIT Group, Inc., EMTN, 5.000%, 5/13/2014	EUR	6,450,000	5,568,774
CIT Group, Inc., EMTN, 5.500%, 12/20/2016	GBP	16,050,000	14,620,687
CIT Group, Inc., GMTN, 4.250%, 2/01/2010		85,000	61,282
CIT Group, Inc., GMTN, 4.250%, 9/22/2011	EUR	25,450,000	23,648,817
CIT Group, Inc., GMTN, 5.000%, 2/13/2014		5,817,000	3,715,772
CIT Group, Inc., GMTN, 5.000%, 2/01/2015		476,000	304,859
CIT Group, Inc., MTN, 4.250%, 3/17/2015	EUR	29,370,000	24,927,564
CIT Group, Inc., MTN, 5.125%, 9/30/2014		4,107,000	2,631,014
CIT Group, Inc., Series A, GMTN, 6.000%, 4/01/2036		165,000	95,327
CIT Group, Inc., Series A, MTN, 5.650%, 2/13/2017		807,000	504,624
CIT Group, Inc., Series A, MTN, 7.625%, 11/30/2012		105,438,000	68,672,929
GATX Corp., 8.750%, 5/15/2014		18,850,000	21,211,057
General Electric Capital Australia Funding, EMTN, 8.000%, 2/13/2012	AUD	44,525,000	40,409,365
General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016	NZD	89,985,000	62,345,698
General Electric Capital Corp., Series A, GMTN, 2.960%, 5/18/2012	SGD	15,000,000	10,120,615
General Electric Capital Corp., Series A, GMTN, 3.485%, 3/08/2012	SGD	150,000,000	102,998,616
General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014	NZD	3,500,000	2,564,031
General Electric Capital Corp., Series A, MTN, 0.809%, 5/13/2024(b)		22,590,000	15,754,899
General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015	NZD	266,643,000	184,139,262
General Motors Acceptance Corp. of Canada Ltd., 7.125%, 9/13/2011	AUD	4,950,000	4,017,538
GMAC, Inc., 5.375%, 6/06/2011, 144A		61,815,000	57,024,337
GMAC, Inc., 5.750%, 9/27/2010, 144A		7,263,000	7,008,795
GMAC, Inc., 6.000%, 12/15/2011, 144A		52,305,000	48,382,125
GMAC, Inc., 6.625%, 12/17/2010, 144A		464,000	445,440
GMAC, Inc., 6.625%, 5/15/2012, 144A		20,461,000	18,824,120
GMAC, Inc., 6.750%, 12/01/2014, 144A		30,190,000	25,661,500
GMAC, Inc., 6.875%, 9/15/2011, 144A		5,664,000	5,352,480
GMAC, Inc., 6.875%, 8/28/2012, 144A		4,229,000	3,890,680
GMAC, Inc., 6.875%, 8/28/2012		10,000	9,113
GMAC, Inc., 7.000%, 2/01/2012, 144A		10,637,000	9,892,410
GMAC, Inc., 7.250%, 3/02/2011, 144A		25,000	24,063
GMAC, Inc., 7.500%, 12/31/2013, 144A		23,588,000	20,639,500
GMAC, Inc., 8.000%, 12/31/2018, 144A		44,981,000	33,960,655
GMAC, Inc., 8.000%, 11/01/2031, 144A		35,442,000	28,530,810

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Non-Captive Diversified – continued
International Lease Finance Corp., Series R, MTN, 5.625%, 9/15/2010		$120,000	$114,513
iStar Financial, Inc., 5.150%, 3/01/2012		52,875,000	31,460,625
iStar Financial, Inc., 5.375%, 4/15/2010		6,905,000	6,361,231
iStar Financial, Inc., 5.500%, 6/15/2012		3,865,000	2,357,650
iStar Financial, Inc., 5.650%, 9/15/2011		30,335,000	20,931,150
iStar Financial, Inc., 5.800%, 3/15/2011		5,305,000	3,766,550
iStar Financial, Inc., 5.850%, 3/15/2017		6,565,000	3,430,212
iStar Financial, Inc., 5.875%, 3/15/2016		11,605,000	6,382,750
iStar Financial, Inc., 6.050%, 4/15/2015		5,655,000	2,954,738
iStar Financial, Inc., 8.625%, 6/01/2013		46,795,000	29,480,850
iStar Financial, Inc., Series B, 5.125%, 4/01/2011		2,330,000	1,584,400
iStar Financial, Inc., Series B, 5.700%, 3/01/2014		7,645,000	4,128,300
iStar Financial, Inc., Series B, 5.950%, 10/15/2013		60,205,000	34,316,850

			1,068,876,751

Oil Field Services – 2.3%
Nabors Industries, Inc., 6.150%, 2/15/2018		15,693,000	15,732,170
Nabors Industries, Inc., 9.250%, 1/15/2019		184,360,000	219,095,636
North American Energy Partners, Inc., 8.750%, 12/01/2011		12,685,000	12,431,300
Rowan Cos., Inc., 7.875%, 8/01/2019		4,692,000	5,044,745
Weatherford International Ltd., 6.500%, 8/01/2036		25,600,000	26,088,678
Weatherford International Ltd., 6.800%, 6/15/2037		4,250,000	4,468,679
Weatherford International Ltd., 7.000%, 3/15/2038		13,670,000	14,737,258
Weatherford International Ltd., 9.625%, 3/01/2019		102,288,000	128,047,085

			425,645,551

Packaging – 0.2%
OI European Group BV, 6.875%, 3/31/2017, 144A	EUR	3,450,000	4,897,097
Owens Brockway Glass Container, Inc., 6.750%, 12/01/2014	EUR	2,500,000	3,621,789
Owens-Illinois, Inc., 7.800%, 5/15/2018		18,644,000	18,690,610

			27,209,496

Paper – 2.5%
Georgia-Pacific LLC, 7.250%, 6/01/2028		26,262,000	23,373,180
Georgia-Pacific LLC, 7.375%, 12/01/2025		31,317,000	28,185,300
Georgia-Pacific LLC, 7.700%, 6/15/2015		470,000	474,700
Georgia-Pacific LLC, 7.750%, 11/15/2029		80,840,000	74,372,800
Georgia-Pacific LLC, 8.000%, 1/15/2024		21,749,000	21,531,510
Georgia-Pacific LLC, 8.875%, 5/15/2031		27,237,000	27,509,370
International Paper Co., 7.950%, 6/15/2018		216,710,000	234,904,538
International Paper Co., 8.700%, 6/15/2038		10,392,000	11,520,072
Jefferson Smurfit Corp., 7.500%, 6/01/2013(d)		5,540,000	3,926,475
Smurfit-Stone Container Enterprises, Inc., 8.000%, 3/15/2017(d)		1,115,000	791,650
Stone Container Finance, 7.375%, 7/15/2014(d)		90,000	73,800
Westvaco Corp., 7.950%, 2/15/2031		24,586,000	24,079,110
Westvaco Corp., 8.200%, 1/15/2030		25,389,000	24,903,182

			475,645,687

See accompanying notes to financial statements.

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Pharmaceuticals – 0.7%
Elan Financial PLC, 7.750%, 11/15/2011	$72,911,000	$74,278,081
Elan Financial PLC, 8.875%, 12/01/2013	58,330,000	58,767,475

		133,045,556

Pipelines – 2.2%
DCP Midstream LP, 6.450%, 11/03/2036, 144A	27,325,000	24,749,100
El Paso Corp., 6.950%, 6/01/2028	12,209,000	10,156,130
El Paso Corp., 7.420%, 2/15/2037	2,045,000	1,756,266
El Paso Corp., GMTN, 7.750%, 1/15/2032	1,500,000	1,374,297
El Paso Corp., GMTN, 7.800%, 8/01/2031	1,000,000	917,119
Energy Transfer Partners LP, 6.125%, 2/15/2017	7,325,000	7,624,937
Energy Transfer Partners LP, 6.625%, 10/15/2036	11,435,000	11,868,707
Enterprise Products Operating LLP, 6.300%, 9/15/2017	25,030,000	26,959,387
Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	7,500,000	8,946,892
Kinder Morgan Energy Partners LP, 5.800%, 3/15/2035	843,000	794,946
Maritimes & Northeast Pipeline LLC, 7.500%, 5/31/2014, 144A(c)	60,360,000	63,485,441
NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	116,405,000	130,245,671
ONEOK Partners LP, 6.650%, 10/01/2036	9,450,000	10,069,674
Plains All American Pipeline LP, 6.125%, 1/15/2017	28,845,000	29,939,466
Plains All American Pipeline LP, 6.650%, 1/15/2037	62,130,000	65,440,659
Transportadora de Gas del Sur SA, 7.875%, 5/14/2017, 144A	250,000	215,000
Williams Cos., Inc. (The), 7.500%, 1/15/2031	6,655,000	6,797,297

		401,340,989

Property & Casualty Insurance – 0.9%
Allstate Corp., 5.950%, 4/01/2036	7,790,000	8,264,528
Marsh & McLennan Cos., Inc., 5.375%, 7/15/2014	46,320,000	48,203,232
Marsh & McLennan Cos., Inc., 5.750%, 9/15/2015	34,729,000	36,621,939
Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033	51,522,000	47,350,470
Marsh & McLennan Cos., Inc., 9.250%, 4/15/2019	2,660,000	3,333,352
MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A	8,600,000	3,784,000
White Mountains RE Group, 6.375%, 3/20/2017, 144A	75,000	67,052
Willis North America, Inc., 6.200%, 3/28/2017	12,000,000	11,746,608
XL Capital Ltd., 6.250%, 5/15/2027	6,575,000	5,813,207
XL Capital Ltd., 6.375%, 11/15/2024	2,110,000	1,703,852

		166,888,240

Railroads – 0.4%
Canadian Pacific Railway Co., 5.750%, 3/15/2033	3,830,000	3,687,340
Canadian Pacific Railway Co., 5.950%, 5/15/2037	24,475,000	24,149,825
CSX Corp., MTN, 6.000%, 10/01/2036	31,895,000	32,892,229
Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)	7,944,000	5,401,920
Missouri Pacific Railroad Co., Series A, 4.750%, 1/01/2020(c)	63,300	55,863

		66,187,177

Refining – 0.0%
Valero Energy Corp., 6.625%, 6/15/2037	1,782,000	1,591,453

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

REITs – 1.2%
Camden Property Trust, 5.000%, 6/15/2015		$2,565,000	$2,441,123
Camden Property Trust, 5.700%, 5/15/2017		40,075,000	37,916,881
Duke Realty LP, 5.950%, 2/15/2017		5,720,000	5,272,530
ERP Operating LP, 5.125%, 3/15/2016		4,680,000	4,566,618
ERP Operating LP, 5.375%, 8/01/2016		3,000,000	2,956,077
First Industrial LP, 5.950%, 5/15/2017		7,750,000	5,279,920
Highwoods Properties, Inc., 5.850%, 3/15/2017		57,890,000	50,985,691
Highwoods Properties, Inc., 7.500%, 4/15/2018		5,640,000	5,397,097
ProLogis, 5.625%, 11/15/2015		5,957,000	5,413,191
ProLogis, 5.625%, 11/15/2016		2,155,000	1,933,613
ProLogis, 5.750%, 4/01/2016		2,750,000	2,459,817
ProLogis, 6.625%, 5/15/2018		1,377,000	1,271,511
Simon Property Group LP, 5.250%, 12/01/2016		4,505,000	4,440,583
Simon Property Group LP, 5.750%, 12/01/2015		9,032,000	9,238,941
Simon Property Group LP, 5.875%, 3/01/2017		3,145,000	3,207,293
Simon Property Group LP, 6.100%, 5/01/2016		2,325,000	2,389,516
Simon Property Group LP, 6.125%, 5/30/2018		1,690,000	1,702,802
Simon Property Group LP, 10.350%, 4/01/2019		10,965,000	13,645,416
WEA Finance LLC/WT Finance Australia Pty Ltd., 6.750%, 9/02/2019, 144A		68,360,000	69,146,072

			229,664,692

Restaurants – 0.0%
McDonald’s Corp., EMTN, 3.628%, 10/10/2010	SGD	3,750,000	2,708,034

Retailers – 2.4%
Dillard’s, Inc., 6.625%, 1/15/2018		1,920,000	1,459,200
Dillard’s, Inc., 7.000%, 12/01/2028		4,680,000	3,112,200
Dillard’s, Inc., 7.130%, 8/01/2018		1,740,000	1,352,850
Dillard’s, Inc., 7.750%, 7/15/2026		7,182,000	5,063,310
Dillard’s, Inc., 7.750%, 5/15/2027		1,000,000	700,000
Foot Locker, Inc., 8.500%, 1/15/2022		14,269,000	13,484,205
Home Depot, Inc. (The), 5.875%, 12/16/2036		170,350,000	165,274,592
J.C. Penney Corp., Inc., 5.750%, 2/15/2018		5,160,000	4,798,800
J.C. Penney Corp., Inc., 6.375%, 10/15/2036		98,218,000	81,029,850
J.C. Penney Corp., Inc., 7.125%, 11/15/2023		2,798,000	2,574,160
J.C. Penney Corp., Inc., 7.400%, 4/01/2037		4,655,000	4,142,950
J.C. Penney Corp., Inc., 7.625%, 3/01/2097		5,580,000	4,464,000
Lowe’s Cos., Inc., 6.650%, 9/15/2037		18,685,000	21,703,599
Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037		36,772,000	28,970,600
Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027		14,133,000	10,302,801
Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029		2,098,000	1,655,039
Macy’s Retail Holdings, Inc., 8.875%, 7/15/2015		1,485,000	1,549,152
Marks & Spencer PLC, 7.125%, 12/01/2037, 144A		9,245,000	8,636,559
Target Corp., 7.000%, 1/15/2038		34,586,000	40,478,624
Toys R Us, Inc., 7.375%, 10/15/2018		39,965,000	34,769,550
Toys R Us, Inc., 7.875%, 4/15/2013		11,255,000	10,804,800

			446,326,841

Sovereigns – 4.5%
Indonesia Treasury Bond, 9.500%, 7/15/2023	IDR	10,000,000,000	956,470
Indonesia Treasury Bond, 10.250%, 7/15/2027	IDR	25,000,000,000	2,476,596

See accompanying notes to financial statements.

		Principal Amount (‡)		Value (†)

BONDS AND NOTES – continued

Sovereigns – continued
Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022	IDR	145,156,000,000		$14,800,700
Indonesia Treasury Bond, Series FR44, 10.000%, 9/15/2024	IDR	498,832,000,000		48,942,361
Indonesia Treasury Bond, Series ZC3, Zero Coupon, 11/20/2012	IDR	378,003,000,000		30,095,922
Mexican Fixed Rate Bonds, Series M-10, 7.250%, 12/15/2016	MXN	5,258,000	(†††)	37,901,076
Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023	MXN	28,585,700	(†††)	207,684,207
Mexican Fixed Rate Bonds, Series MI-10, 9.000%, 12/20/2012	MXN	4,557,000	(†††)	35,988,044
New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010	AUD	110,620,000		100,528,327
New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012	AUD	15,305,000		13,767,803
New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017	AUD	95,840,000		82,799,087
Republic of Brazil, 10.250%, 1/10/2028	BRL	98,690,000		53,478,438
Republic of Brazil, 12.500%, 1/05/2016	BRL	17,305,000		10,730,155
Republic of Brazil, 12.500%, 1/05/2022	BRL	114,735,000		71,239,840
Republic of Iceland, Zero Coupon, 11/16/2009	ISK	2,025,000,000		12,944,061
Republic of Iceland, 7.000%, 3/17/2010	ISK	4,024,483,000		25,946,231
Republic of Iceland, 7.250%, 5/17/2013	ISK	4,616,100,000		29,587,712
Republic of Iceland, 8.000%, 7/22/2011	ISK	2,470,000,000		16,133,722
Republic of Iceland, 13.750%, 12/10/2010	ISK	4,656,063,000		32,262,011
Republic of Venezuela, 7.000%, 3/16/2015	EUR	5,980,000		7,389,023
United Mexican States, Series A, MTN, 6.050%, 1/11/2040		44,000		43,890

				835,695,676

Supermarkets – 0.8%
American Stores Co., 7.900%, 5/01/2017		3,000,000		2,820,000
American Stores Co., Series B, MTN, 7.100%, 3/20/2028		13,145,000		10,384,550
New Albertson’s, Inc., 7.450%, 8/01/2029		100,590,000		86,507,400
New Albertson’s, Inc., 7.750%, 6/15/2026		20,550,000		18,289,500
New Albertson’s, Inc., 8.000%, 5/01/2031		9,715,000		8,719,213
New Albertson’s, Inc., 8.700%, 5/01/2030		2,995,000		2,725,450
New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028		17,575,000		13,576,687

				143,022,800

Supranational – 2.7%
Eurofima, EMTN, 11.000%, 2/05/2010	ISK	290,000,000		1,895,739
European Investment Bank, Zero Coupon, 3/10/2021	AUD	149,830,000		66,970,585
European Investment Bank, 11.250%, 2/14/2013	BRL	11,505,000		6,803,900
European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A	IDR	615,006,960,000		45,293,529
European Investment Bank, EMTN, 4.600%, 1/30/2037, 144A	CAD	200,000,000		164,535,563

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Supranational – continued
European Investment Bank, EMTN, 7.000%, 1/18/2012	NZD	16,500,000	$12,478,261
Inter-American Development Bank, EMTN, Zero Coupon, 5/20/2013	IDR	345,270,000,000	24,620,805
Inter-American Development Bank, EMTN, 6.000%, 12/15/2017	NZD	185,840,000	133,628,475
International Bank for Reconstruction & Development, 1.430%, 3/05/2014	SGD	40,000,000	27,287,914
International Bank for Reconstruction & Development, 9.500%, 5/27/2010	ISK	2,126,200,000	13,863,921

			497,378,692

Technology – 2.3%
Agilent Technologies, Inc., 6.500%, 11/01/2017		65,276,000	67,928,817
Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029		67,787,000	51,602,854
Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028		3,916,000	2,981,055
Alcatel-Lucent, EMTN, 6.375%, 4/07/2014	EUR	1,000,000	1,390,181
Amkor Technology, Inc., 7.750%, 5/15/2013		11,495,000	11,495,000
Arrow Electronics, Inc., 6.875%, 7/01/2013		12,960,000	14,001,997
Arrow Electronics, Inc., 6.875%, 6/01/2018		2,630,000	2,799,759
Avnet, Inc., 5.875%, 3/15/2014		36,145,000	37,579,848
Avnet, Inc., 6.000%, 9/01/2015		50,915,000	52,420,047
Avnet, Inc., 6.625%, 9/15/2016		15,245,000	16,020,345
Corning, Inc., 5.900%, 3/15/2014		9,330,000	9,958,917
Corning, Inc., 6.200%, 3/15/2016		5,155,000	5,268,513
Corning, Inc., 6.850%, 3/01/2029		10,821,000	11,042,192
Corning, Inc., 7.250%, 8/15/2036		5,645,000	5,955,898
Eastman Kodak Co., 7.250%, 11/15/2013		2,900,000	2,378,000
Equifax, Inc., 7.000%, 7/01/2037		15,578,000	15,304,544
Freescale Semiconductor, Inc., 10.125%, 12/15/2016		6,016,000	4,000,640
Motorola, Inc., 5.220%, 10/01/2097		13,780,000	7,566,157
Motorola, Inc., 6.000%, 11/15/2017		929,000	889,907
Motorola, Inc., 6.500%, 9/01/2025		12,730,000	10,757,932
Motorola, Inc., 6.500%, 11/15/2028		30,375,000	25,053,634
Motorola, Inc., 6.625%, 11/15/2037		26,630,000	22,302,625
Motorola, Inc., 7.500%, 5/15/2025		250,000	225,000
Nortel Networks Capital Corp., 7.875%, 6/15/2026(d)		12,015,000	6,728,400
Nortel Networks Corp., 1.750%, 4/15/2012(d)		1,045,000	574,750
Nortel Networks Ltd., 6.875%, 9/01/2023(d)		18,622,000	5,214,160
Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A		4,807,000	5,332,501
Xerox Capital Trust I, 8.000%, 2/01/2027		30,075,000	29,398,312
Xerox Corp., 5.500%, 5/15/2012		7,110,000	7,455,269
Xerox Corp., 6.350%, 5/15/2018		820,000	852,477
Xerox Corp., MTN, 7.200%, 4/01/2016		615,000	667,605

			435,147,336

Tobacco – 1.3%
Altria Group, Inc., 8.500%, 11/10/2013		30,725,000	35,636,084
Altria Group, Inc., 9.250%, 8/06/2019		84,840,000	103,670,747

See accompanying notes to financial statements.

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Tobacco – continued
Altria Group, Inc., 9.700%, 11/10/2018		$1,450,000	$1,800,983
Reynolds American, Inc., 6.750%, 6/15/2017		71,085,000	73,897,051
Reynolds American, Inc., 7.250%, 6/15/2037		17,990,000	17,817,602

			232,822,467

Transportation Services – 0.5%
APL Ltd., 8.000%, 1/15/2024(c)		20,469,000	16,733,407
Atlas Air, Inc., Series 1999-1, Class A-1, 7.200%, 7/02/2020		12,608,412	9,834,561
Atlas Air, Inc., Series 1999-1A, 6.880%, 1/02/2011		957,340	880,753
Atlas Air, Inc., Series 1999-1B, 7.630%, 7/02/2016		16,330,639	12,247,979
Atlas Air, Inc., Series 1999-1C, 8.770%, 7/02/2012(f)		15,689,997	10,982,998
Atlas Air, Inc., Series 2000-1, Class B, 9.057%, 7/02/2017		8,554,310	7,613,336
Atlas Air, Inc., Series 2000-1, Class C, 9.702%, 7/02/2011(f)		201,720	141,204
Atlas Air, Inc., Series B, 7.680%, 1/02/2014		36,416,286	30,953,843
Atlas Air, Inc., Series C, 8.010%, 1/02/2010(f)		6,552,024	4,586,417
Erac USA Finance Co., 7.000%, 10/15/2037, 144A		2,675,000	2,504,094

			96,478,592

Treasuries – 13.0%
Canadian Government, 2.000%, 9/01/2012	CAD	552,140,000	517,102,974
Canadian Government, 2.750%, 12/01/2010	CAD	245,000	234,405
Canadian Government, 3.500%, 6/01/2013	CAD	132,245,000	129,218,799
Canadian Government, 3.750%, 6/01/2012	CAD	412,215,000	405,169,248
Canadian Government, 3.750%, 6/01/2019	CAD	246,645,000	238,706,470
Canadian Government, 4.250%, 6/01/2018	CAD	297,760,000	301,075,088
Canadian Government, 5.250%, 6/01/2012	CAD	431,800,000	440,148,443
New Zealand Government, 6.000%, 12/15/2017	NZD	33,000,000	24,403,391
Norwegian Government, 4.250%, 5/19/2017	NOK	668,075,000	117,592,350
Norwegian Government, 5.000%, 5/15/2015	NOK	319,620,000	58,804,026
Norwegian Government, 6.000%, 5/16/2011	NOK	530,990,000	96,600,264
Norwegian Government, 6.500%, 5/15/2013	NOK	379,945,000	72,456,612
U.S. Treasury Note, 3.125%, 5/15/2019		40,000,000	39,359,360

			2,440,871,430

Wireless – 1.5%
ALLTEL Corp., 6.800%, 5/01/2029		13,027,000	14,298,097
ALLTEL Corp., 7.875%, 7/01/2032		39,916,000	49,137,394
Nextel Communications, Inc., Series D, 7.375%, 8/01/2015		38,644,000	34,682,990
Nextel Communications, Inc., Series E, 6.875%, 10/31/2013		20,563,000	19,072,182
Nextel Communications, Inc., Series F, 5.950%, 3/15/2014		57,512,000	50,898,120
Rogers Wireless, Inc., 6.375%, 3/01/2014		1,895,000	2,091,959
Rogers Wireless, Inc., 7.625%, 12/15/2011	CAD	6,990,000	7,215,046
Sprint Capital Corp., 6.875%, 11/15/2028		29,984,000	25,036,640
Sprint Capital Corp., 6.900%, 5/01/2019		23,845,000	21,341,275
Sprint Capital Corp., 8.750%, 3/15/2032		8,390,000	7,928,550
Sprint Nextel Corp., 6.000%, 12/01/2016		15,252,000	13,612,410

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Wireless – continued
True Move Co. Ltd., 10.375%, 8/01/2014, 144A		$400,000	$374,000
True Move Co. Ltd., 10.750%, 12/16/2013, 144A		37,210,000	35,721,600

			281,410,263

Wirelines – 4.2%
AT&T Corp., 6.500%, 3/15/2029		27,859,000	28,958,093
AT&T, Inc., 6.450%, 6/15/2034		35,000	36,876
AT&T, Inc., 6.500%, 9/01/2037		121,425,000	130,472,013
Axtel SAB de CV, 9.000%, 9/22/2019, 144A		8,395,000	8,520,925
Bell Canada, MTN, 6.550%, 5/01/2029, 144A	CAD	5,790,000	5,324,648
Bell Canada, MTN, 7.300%, 2/23/2032	CAD	12,705,000	12,696,931
Bell Canada, Series M-17, 6.100%, 3/16/2035	CAD	45,835,000	39,978,960
BellSouth Corp., 6.550%, 6/15/2034		1,525,000	1,632,352
BellSouth Telecommunications, Inc., 7.000%, 12/01/2095		3,940,000	3,912,168
Embarq Corp., 7.995%, 6/01/2036		8,735,000	9,126,450
Frontier Communications Corp., 9.000%, 8/15/2031		730,000	715,400
GTE Corp., 6.940%, 4/15/2028		17,975,000	19,326,504
Hawaiian Telcom Communications, Inc., Series B, 12.500%, 5/01/2015(d)		640,000	800
Koninklijke (Royal) KPN NV, EMTN, 5.750%, 3/18/2016	GBP	1,600,000	2,677,300
Koninklijke (Royal) KPN NV, GMTN, 4.000%, 6/22/2015	EUR	2,750,000	4,047,912
Level 3 Financing, Inc., 8.750%, 2/15/2017		43,605,000	36,192,150
Level 3 Financing, Inc., 9.250%, 11/01/2014		17,580,000	15,492,375
New England Telephone & Telegraph, 7.875%, 11/15/2029		2,905,000	3,296,580
Qwest Capital Funding, Inc., 6.500%, 11/15/2018		30,365,000	24,975,213
Qwest Capital Funding, Inc., 6.875%, 7/15/2028		64,147,000	48,430,985
Qwest Capital Funding, Inc., 7.625%, 8/03/2021		15,925,000	13,456,625
Qwest Capital Funding, Inc., 7.750%, 2/15/2031		40,420,000	32,234,950
Qwest Corp., 6.875%, 9/15/2033		40,555,000	32,849,550
Qwest Corp., 7.200%, 11/10/2026		1,505,000	1,256,675
Qwest Corp., 7.250%, 9/15/2025		10,620,000	9,159,750
Qwest Corp., 7.500%, 6/15/2023		2,890,000	2,629,900
Telecom Italia Capital SA, 6.000%, 9/30/2034		39,844,000	38,842,680
Telecom Italia Capital SA, 6.375%, 11/15/2033		26,495,000	27,072,379
Telefonica Emisiones SAU, 5.877%, 7/15/2019		10,330,000	11,223,710
Telefonica Emisiones SAU, 7.045%, 6/20/2036		71,169,000	84,221,822
Telus Corp., 4.950%, 3/15/2017	CAD	45,415,000	43,397,592
Verizon Communications, Inc., 5.850%, 9/15/2035		62,131,000	62,550,881
Verizon Maryland, Inc., 5.125%, 6/15/2033		10,305,000	8,769,153
Verizon New York, Inc., Series B, 7.375%, 4/01/2032		10,310,000	11,304,956
Verizon Pennsylvania, Inc., 6.000%, 12/01/2028		7,860,000	7,327,210

			782,112,468

TOTAL NON-CONVERTIBLE BONDS
(Identified Cost $15,700,415,275)			15,946,073,843

See accompanying notes to financial statements.

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

CONVERTIBLE BONDS – 5.0%

Airlines – 0.0%
AMR Corp., 6.250%, 10/15/2014	$4,145,000	$4,378,156

Diversified Manufacturing – 0.0%
Trinity Industries, Inc., 3.875%, 6/01/2036	5,245,000	3,868,188

Electric – 0.0%
CMS Energy Corp., 5.500%, 6/15/2029	1,000,000	1,143,750

Healthcare – 0.2%
Affymetrix, Inc., 3.500%, 1/15/2038	18,449,000	14,851,445
Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(g)	14,176,000	11,588,880
Life Technologies Corp., 1.500%, 2/15/2024	14,480,000	15,819,400
LifePoint Hospitals, Inc., 3.250%, 8/15/2025	285,000	249,375
LifePoint Hospitals, Inc., 3.500%, 5/15/2014	370,000	314,037
Omnicare, Inc., 3.250%, 12/15/2035	1,294,000	993,145

		43,816,282

Independent Energy – 0.0%
Penn Virginia Corp., 4.500%, 11/15/2012	3,130,000	2,817,000

Industrial Other – 0.1%
Incyte Corp., 3.500%, 2/15/2011	24,646,000	24,029,850

Life Insurance – 0.0%
MetLife, Inc., 6.400%, 12/15/2036	1,500,000	1,267,500

Lodging – 0.2%
Host Hotels & Resorts, Inc., 2.625%, 4/15/2027, 144A	32,045,000	29,441,344

Media Non-Cable – 0.0%
Liberty Media LLC, 3.500%, 1/15/2031	10,184,386	6,250,667

Metals & Mining – 0.2%
ArcelorMittal, 5.000%, 5/15/2014	3,100,000	4,475,625
Steel Dynamics, Inc., 5.125%, 6/15/2014	1,255,000	1,480,900
United States Steel Corp., 4.000%, 5/15/2014	16,535,000	26,290,650

		32,247,175

Non-Captive Diversified – 0.2%
iStar Financial, Inc., 1.097%, 10/01/2012(b)	60,585,000	30,292,500

Oil Field Services – 0.1%
Transocean, Inc., 1.500%, 12/15/2037	2,015,000	1,944,475
Transocean, Inc., Series C, 1.500%, 12/15/2037	11,525,000	10,977,563

		12,922,038

Pharmaceuticals – 0.7%
Human Genome Sciences, Inc., 2.250%, 10/15/2011	940,000	1,300,725
Human Genome Sciences, Inc., 2.250%, 8/15/2012	51,585,000	64,287,806
Kendle International, Inc., 3.375%, 7/15/2012	1,615,000	1,425,237
Nektar Therapeutics, 3.250%, 9/28/2012	26,120,000	23,703,900
Valeant Pharmaceuticals International, 4.000%, 11/15/2013	34,079,000	36,677,524

		127,395,192

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Bond Fund – continued

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

REITs – 0.1%
ProLogis, 1.875%, 11/15/2037	$9,525,000	$8,131,969
ProLogis, 2.250%, 4/01/2037	8,740,000	7,876,925

		16,008,894

Technology – 2.4%
Advanced Micro Devices, Inc., 5.750%, 8/15/2012	19,910,000	16,699,512
Alcatel-Lucent USA, Inc., Series B, 2.875%, 6/15/2025	1,630,000	1,361,050
Ciena Corp., 0.250%, 5/01/2013	330,000	263,588
Ciena Corp., 0.875%, 6/15/2017	13,350,000	9,194,812
Intel Corp., 2.950%, 12/15/2035	3,031,000	2,705,168
Intel Corp., 3.250%, 8/01/2039, 144A	343,275,000	366,875,156
Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	10,025,000	8,207,969
Kulicke & Soffa Industries, Inc., 1.000%, 6/30/2010	5,915,000	5,611,856
Maxtor Corp., 5.750%, 3/01/2012(c)	8,415,000	7,657,650
Nortel Networks Corp., 2.125%, 4/15/2014(d)	49,636,000	27,299,800
Richardson Electronics Ltd., 7.750%, 12/15/2011	395,000	351,550

		446,228,111

Textile – 0.0%
Dixie Yarns, Inc., 7.000%, 5/15/2012	123,000	100,860

Wireless – 0.1%
NII Holdings, Inc., 3.125%, 6/15/2012	21,974,000	19,199,783

Wirelines – 0.7%
Level 3 Communications, Inc., 3.500%, 6/15/2012	48,075,000	38,219,625
Level 3 Communications, Inc., 5.250%, 12/15/2011	20,240,000	18,013,600
Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(c)	64,473,000	68,341,380
Level 3 Communications, Inc., 10.000%, 5/01/2011	3,655,000	3,609,312
Qwest Communications International, Inc., 3.500%, 11/15/2025	700,000	706,125

		128,890,042

TOTAL CONVERTIBLE BONDS
(Identified Cost $905,436,510)		930,297,332

MUNICIPALS – 0.5%

California – 0.3%
San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), 3.750%, 8/01/2028, Series C	5,425,000	4,540,128
San Jose California Redevelopment Agency Tax Allocation (Merged Area), 3.750%, 8/01/2028, Series C, (Registered), (MBIA insured)	2,165,000	1,922,260
State of California, 4.500%, 8/01/2027 (AMBAC insured)	7,340,000	7,146,371
State of California, 4.500%, 10/01/2029	20,455,000	19,469,683
State of California, 4.500%, 8/01/2030 (AMBAC insured)	5,945,000	5,629,023
State of California, 4.500%, 8/01/2030	5,140,000	4,866,809
State of California (Various Purpose), 3.250%, 12/01/2027 (MBIA insured)	3,805,000	3,099,515
State of California (Various Purpose), 4.500%, 12/01/2033 (AMBAC insured)	17,945,000	16,378,043

		63,051,832

See accompanying notes to financial statements.

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Illinois – 0.0%
Chicago O’Hare International Airport, 4.500%, 1/01/2038, Series A (FSA insured)	$2,440,000	$2,420,553

Michigan – 0.1%
Michigan Tobacco Settlement Finance Authority, 7.309%, 6/01/2034(c)	21,265,000	17,000,517

Nebraska – 0.1%
Omaha Public Power District, 4.500%, 2/01/2034, Series AA (FGIC insured)	8,840,000	8,998,590

Ohio – 0.0%
Buckeye Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/01/2047(c)	10,390,000	8,428,368

Wisconsin – 0.0%
Wisconsin Housing & Economic Development Authority, 4.900%, 11/01/2035, Series E	1,185,000	1,185,533

TOTAL MUNICIPALS
(Identified Cost $103,299,933)		101,085,393

TOTAL BONDS AND NOTES
(Identified Cost $16,709,151,718)		16,977,456,568

BANK LOANS – 0.7%

Airlines – 0.1%
Delta Airlines, Inc., Secured Term Loan, 9/27/2013(h)	8,395,000	8,332,037

Media Non-Cable – 0.1%
Idearc, Inc., Term Loan B, 6.250%, 11/17/2014(d)(i)	42,409,833	17,935,967
Tribune Co., Term Loan X, 5.000%, 6/04/2009(d)(i)(l)	4,666,005	2,265,952

		20,201,919

Oil Field Services – 0.1%
ATP Oil & Gas Corp., Tranche B-1 Term Loan, 8.500%, 7/15/2014(i)	18,898,426	17,320,407
ATP Oil & Gas Corp., Tranche B-2 Term Loan, 9.000%, 1/15/2011(i)	4,980,625	4,564,743
Dresser, Inc., Second Lien Term Loan, 5.994%, 5/04/2015(i)	3,515,000	3,040,475
Dresser, Inc., Term Loan, 2.679%, 5/04/2014(i)	1,734,381	1,621,646

		26,547,271

Retailers – 0.0%
Harbor Freight Tools USA, Inc., Tranche C Term Loan, 9.750%, 2/12/2013(i)	2,214,193	2,225,264

Technology – 0.2%
Nuance Communications, Inc., Incremental Term Loan, 2.250%, 3/29/2013(i)	9,666,368	9,234,282
Nuance Communications, Inc., Term Loan, 2.250%, 3/31/2013(i)	773,985	739,387
Sungard Data Systems, Inc., Tranche A, 2.004%, 2/28/2014(i)	632,314	591,056
Sungard Data Systems, Inc., Tranche B, 4.079%, 2/26/2016(i)	17,522,673	17,058,322

		27,623,047

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Bond Fund – continued

	Principal Amount (‡)	Value (†)

BANK LOANS – continued

Wirelines – 0.2%
Fairpoint Communications, Inc., Initial Term Loan A, 4.750%, 3/31/2014(i)	$5,859,871	$4,409,553
Fairpoint Communications, Inc., Initial Term Loan B, 5.000%, 3/31/2015(i)	14,804,671	11,126,599
Fairpoint Communications, Inc., Initial Term Loan B, 3/31/2015(h)	2,935,000	2,205,829
Hawaiian Telcom Communications, Inc., Tranche C Term Loan, 4.750%, 6/01/2014(i)(j)	24,159,627	14,906,490
Level 3 Financing, Inc., Tranche A Term Loan, 2.683%, 3/13/2014(i)	7,875,000	6,959,531

		39,608,002

TOTAL BANK LOANS
(Identified Cost $140,593,428)		124,537,540

	Shares

PREFERRED STOCKS – 1.4%

CONVERTIBLE PREFERRED STOCKS – 0.9%

Automotive – 0.3%
Ford Motor Co. Capital Trust II, 6.500%	1,957,111	58,948,183

Capital Markets – 0.1%
Newell Financial Trust I, 5.250%	266,041	9,411,200

Commercial Banks – 0.0%
Wells Fargo & Co., Series L, Class A, 7.500%	8,193	7,316,349

Diversified Financial Services – 0.1%
CIT Group, Inc., 8.750%	5,360	33,178
Sovereign Capital Trust IV, 4.375%	249,632	7,551,368

		7,584,546

Electric Utilities – 0.1%
AES Trust III, 6.750%	346,577	15,271,049
CMS Energy Trust I, 7.750%(c)(e)	208,375	7,293,125

		22,564,174

Hotels, Restaurants & Leisure – 0.0%
Six Flags, Inc., 7.250%(f)	1	1

Machinery – 0.0%
United Rentals Trust, 6.500%	206,396	5,134,101

Oil, Gas & Consumable Fuels – 0.1%
Chesapeake Energy Corp., 4.500%	87,351	7,276,338
El Paso Energy Capital Trust I, 4.750%	189,879	6,349,079
Williams Cos., Inc., 5.500%	25,000	2,082,813

		15,708,230

REITs – 0.0%
FelCor Lodging Trust, Inc., Series A, 7.800%	53,600	616,400

Semiconductors & Semiconductor Equipment – 0.2%
Lucent Technologies Capital Trust, 7.750%	44,266	33,863,490

TOTAL CONVERTIBLE PREFERRED STOCKS
(Identified Cost $185,857,294)		161,146,674

See accompanying notes to financial statements.

	Shares	Value (†)

NON-CONVERTIBLE PREFERRED STOCKS – 0.5%

Diversified Financial Services – 0.3%
Bank of America Corp., 6.375%	53,000	$951,350
Bank of America Corp., Series L, 7.250%	21,799	18,529,150
CIT Group, Inc., Series A, 6.350%	352,663	899,291
Preferred Blocker, Inc., 7.000%, 144A	52,843	30,729,858

		51,109,649

Electric Utilities – 0.0%
Connecticut Light & Power Co., 1.900%	2,925	92,412
Entergy Arkansas, Inc., 4.320%	100	6,875
Entergy Mississippi, Inc., 4.360%	5,000	350,157
Entergy New Orleans, Inc., 4.360%	665	46,134
Entergy New Orleans, Inc., 4.750%	200	14,431
MDU Resources Group, Inc., 5.100%	1,091	107,293
Public Service Company of Oklahoma, 4.000%	360	25,594
Southern California Edison Co., 4.780%	50,100	1,007,010
Xcel Energy, Inc., 3.600%	1,100	68,222

		1,718,128

Thrifts & Mortgage Finance – 0.2%
Countrywide Capital IV, 6.750%	534,725	10,785,403
Federal Home Loan Mortgage Corp., 5.000%(f)(k)	104,800	277,720
Federal Home Loan Mortgage Corp., 5.570%(f)(k)	2,451,457	3,922,331
Federal Home Loan Mortgage Corp., 5.660%(f)(k)	624,479	1,030,390
Federal Home Loan Mortgage Corp., 5.700%(f)(k)	171,050	439,598
Federal Home Loan Mortgage Corp., 5.790%(f)(k)	399,250	1,062,005
Federal Home Loan Mortgage Corp., 5.810%(f)(k)	115,450	315,178
Federal Home Loan Mortgage Corp., 5.900%(f)(k)	310,023	527,039
Federal Home Loan Mortgage Corp., 6.000%(f)(k)	134,800	397,660
Federal Home Loan Mortgage Corp., 6.420%(f)(k)	125,980	377,940
Federal Home Loan Mortgage Corp., 6.550%(f)(k)	541,540	985,603
Federal Home Loan Mortgage Corp., (fixed rate to 12/31/2012, variable rate thereafter), 8.375%(f)(k)	5,366,843	9,713,986
Federal National Mortgage Association, 4.750%(f)(k)	270,954	690,933
Federal National Mortgage Association, 5.125%(f)(k)	204,700	544,502
Federal National Mortgage Association, 5.375%(f)(k)	146,350	415,634
Federal National Mortgage Association, 5.810%(f)(k)	79,850	222,782
Federal National Mortgage Association, 6.750%(f)(k)	123,143	193,335
Federal National Mortgage Association, 8.250%(f)(k)	250,000	395,000
Federal National Mortgage Association, (fixed rate to 12/13/2010, variable rate thereafter), 8.250%(f)(k)	9,415,246	15,158,546

		47,455,585

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
(Identified Cost $443,178,524)		100,283,362

TOTAL PREFERRED STOCKS
(Identified Cost $629,035,818)		261,430,036

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Bond Fund – continued

	Shares	Value (†)

COMMON STOCKS – 0.7%

Biotechnology – 0.3%
EPIX Pharmaceuticals, Inc.(f)	2,414,358	$33,801
EPIX Pharmaceuticals, Inc., Contingent Value Rights(f)	7,122	—
Vertex Pharmaceuticals, Inc.(f)	1,409,794	53,431,193

		53,464,994

Containers & Packaging – 0.1%
Owens-Illinois, Inc.(f)	645,508	23,819,245

Electronic Equipment Instruments & Components – 0.1%
Corning, Inc.	630,490	9,652,802

Oil, Gas & Consumable Fuels – 0.1%
Chesapeake Energy Corp.	1,026,979	29,166,204

Thrifts & Mortgage Finance – 0.1%
Federal Home Loan Mortgage Corp.(f)(k)	6,751,988	12,153,578

TOTAL COMMON STOCKS
(Identified Cost $186,398,096)		128,256,823

CLOSED END INVESTMENT COMPANIES – 0.2%
BlackRock Senior High Income Fund, Inc.	191,806	657,894
Dreyfus High Yield Strategies Fund	1,033,274	3,668,123
DWS High Income Trust	88,954	730,312
Highland Credit Strategies Fund	860,000	5,461,000
Morgan Stanley Emerging Markets Debt Fund, Inc.	356,954	3,416,050
Van Kampen High Income Trust II	28,322	391,693
Western Asset High Income Opportunity Fund, Inc.	2,217,450	12,905,559
Western Asset Managed High Income Fund, Inc.	1,218,442	7,359,390

TOTAL CLOSED END INVESTMENT COMPANIES
(Identified Cost $44,128,614)		34,590,021

EXCHANGE TRADED FUNDS – 0.5%
iShares iBoxx $ High Yield Corporate Bond Fund	588,799	50,842,794
SPDR Barclays Capital High Yield Bond	1,096,133	42,190,159

TOTAL EXCHANGE TRADED FUNDS
(Identified Cost $84,443,248)		93,032,953

WARRANTS – 0.0%

PHARMACEUTICALS – 0.0%
Valeant Pharmaceuticals International, Expiration 08/16/2010(e)(f) (Identified Cost $0)	862,648	—

See accompanying notes to financial statements.

	Principal Amount (‡)	Value (†)

SHORT-TERM INVESTMENTS – 5.6%
Repurchase Agreement with State Street Corporation dated 9/30/2009 at 0.000%, to be repurchased at $168,803 on 10/01/2009 collateralized by $175,000 U.S. Treasury Bill, due 11/05/2009 valued at $174,993 including accrued interest (Note 2i of Notes to Financial Statements)	$168,803	$168,803
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2009 at 0.000%, to be repurchased at $1,044,208,939 on 10/01/2009 collateralized by $94,885,000 Federal Home Loan Mortgage Corp., 5.625% due 11/23/2035 valued at $99,164,314; $175,750,000 Federal Home Loan Mortgage Corp., 3.030% due 5/05/2014 valued at $177,287,813; $150,000,000 Federal National Mortgage Association, 5.000% due 4/15/2015 valued at $169,440,000; $12,010,000 Federal National Mortgage Association, 5.450% due 10/18/2021 valued at $13,421,175; $50,000,000 Federal National Mortgage Association, 3.300% due 7/30/2014 valued at $50,687,500; $98,370,000 Federal Home Loan Mortgage Corp., 2.350% due 8/27/2012 valued at $99,353,700; $410,650,000 Federal Home Loan Mortgage Corp., 2.100% due 9/24/2012 valued at $410,650,000; $45,120,000 Federal Home Loan Mortgage Corp. Discount Note, due 12/31/2009 valued at $45,097,440 including accrued interest (Note 2i of Notes to Financial Statements)	1,044,208,939	1,044,208,939

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $1,044,377,742)		1,044,377,742

TOTAL INVESTMENTS – 99.7%
(Identified Cost $18,838,128,664)(a)		18,663,681,683
Other assets less liabilities—0.3%		64,759,635

NET ASSETS – 100.0%		$18,728,441,318

(‡) Principal amount stated in U.S. dollars unless otherwise noted.
(†) See Note 2a of Notes to Financial Statements.
(††) Amount shown represents units. One unit represents a principal amount of 25.
(†††) Amount shown represents units. One unit represents a principal amount of 100.
(a) Federal Tax Information: At September 30, 2009, the net unrealized depreciation on investments based on a cost of $18,921,788,496 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,172,869,690
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,430,976,503)

Net unrealized depreciation	$(258,106,813)

(b)	Variable rate security. Rate as of September 30, 2009 is disclosed.
(c)	Illiquid security. At September 30, 2009, the value of these securities amounted to $581,791,241 or 3.1% of net assets.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Fair valued security by the Fund’s investment adviser. At September 30, 2009 the value of these securities amounted to $12,722,119 or 0.1% of net assets.
(f)	Non-income producing security.
(g)	Step Bond: Coupon is a fixed rate for an initial period then resets at a specified date and rate.
(h)	All or a portion of this security has not settled. Contract rates are not determined and do not take effect until settlement date.
(i)	Variable rate security. Rate shown represents the weighted average rate at September 30, 2009.
(j)	All or a portion of interest payment is paid-in-kind.
(k)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Bond Fund – continued

(l)	Issuer has filed for bankruptcy.
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the total value of these securities amounted to $2,329,191,009 or 12.4% of net assets.
ABS	Asset-Backed Securities
AMBAC	American Municipal Bond Assurance Corp.
EMTN	Euro Medium Term Note
FGIC	Financial Guaranty Insurance Company
FHLMC	Federal Home Loan Mortgage Corp.
FSA	Financial Security Assurance, Inc.
GMTN	Global Medium Term Note
MBIA	Municipal Bond Investor Assurance Corp.
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

Key to Abbreviations: AUD: Australian Dollar; BRL: Brazilian Real; CAD: Canadian Dollar; EUR: Euro; GBP: British Pound; IDR: Indonesian Rupiah; ISK:    Icelandic Krona; KRW: South Korean Won; MXN: Mexican Peso; NOK: Norwegian Krone; NZD: New Zealand Dollar; SGD: Singapore Dollar; THB: Thai    Baht

INDUSTRY SUMMARY AT SEPTEMBER 30, 2009 (Unaudited)

Treasuries	13.0%
Banking	6.7
Non-Captive Diversified	5.9
Wirelines	5.1
Technology	4.9
Sovereigns	4.5
Healthcare	3.7
Automotive	3.2
Non-Captive Consumer	3.1
Electric	2.8
Supranational	2.7
Paper	2.5
Oil Field Services	2.5
Retailers	2.4
Media Cable	2.3
Pipelines	2.2
Other Investments, less than 2% each	26.6
Short-Term Investments	5.6

Total Investments	99.7
Other assets less liabilities	0.3

Net Assets	100.0%

CURRENCY EXPOSURE AT SEPTEMBER 30, 2009 AS A PERCENTAGE OF NET ASSETS (Unaudited)

United States Dollar	71.7%
Canadian Dollar	12.8
New Zealand Dollar	2.6
Other, less than 2% each	12.6

Total Investments	99.7
Other assets less liabilities	0.3

Net Assets	100.0%

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Fixed Income Fund

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – 93.1% of Net Assets

NON-CONVERTIBLE BONDS – 88.6%

ABS Credit Card – 0.6%
Citibank Credit Card Issuance Trust, Series 2008-C6, Class C6, 6.300%, 6/20/2014		$4,265,000	$4,412,002

ABS Other – 0.1%
Community Program Loan Trust, Series 1987-A, Class A5, 4.500%, 4/01/2029		725,000	653,350

Aerospace & Defense – 0.0%
Bombardier, Inc., 7.450%, 5/01/2034, 144A		175,000	152,688

Airlines – 0.6%
American Airlines, Inc., Pass Through Trust, Series 1999-1, Class B, 7.324%, 4/15/2011		250,000	249,375
American Airlines, Inc., Pass Through Trust, Series 2009-1A, 10.375%, 7/02/2019		995,000	1,052,143
American Airlines, Inc., Pass Through Trust, Series 93A6, 8.040%, 9/16/2011		15,049	9,876
Continental Airlines, Inc., Series 2000-2, Class B, 8.307%, 10/02/2019		117,989	103,830
Continental Airlines, Inc., Series 2001-1, Class B, 7.373%, 6/15/2017		186,834	155,072
Continental Airlines, Inc., Series 971A, 7.461%, 10/01/2016		429,072	400,110
Delta Air Lines, Inc., 9.500%, 9/15/2014, 144A		610,000	610,000
Delta Air Lines, Inc., Series 2007-1, Class C, 8.954%, 8/10/2014		1,680,127	1,368,463
United Air Lines, Inc., Series 2007-1, Class A, 6.636%, 10/02/2024		1,178,775	978,383

			4,927,252

Automotive – 3.1%
Cummins, Inc., 7.125%, 3/01/2028		2,400,000	2,274,000
FCE Bank PLC, EMTN, 4.625%, 10/25/2010	NOK	50,000	7,964
FCE Bank PLC, EMTN, 7.125%, 1/16/2012	EUR	300,000	417,054
FCE Bank PLC, EMTN, 7.125%, 1/15/2013	EUR	200,000	270,720
FCE Bank PLC, EMTN, 7.875%, 2/15/2011	GBP	300,000	469,857
Ford Motor Co., 6.375%, 2/01/2029		730,000	525,600
Ford Motor Co., 6.500%, 8/01/2018		50,000	39,813
Ford Motor Co., 6.625%, 10/01/2028		2,435,000	1,753,200
Ford Motor Co., 7.125%, 11/15/2025		595,000	446,250
Ford Motor Co., 7.450%, 7/16/2031		5,065,000	4,102,650
Ford Motor Credit Co. LLC, 7.000%, 10/01/2013		230,000	215,881
Ford Motor Credit Co. LLC, 7.250%, 10/25/2011		140,000	135,969
Ford Motor Credit Co. LLC, 7.500%, 8/01/2012		1,355,000	1,301,026
Ford Motor Credit Co. LLC, 7.875%, 6/15/2010		500,000	502,191
Ford Motor Credit Co. LLC, 8.000%, 6/01/2014		10,915,000	10,489,282
Ford Motor Credit Co. LLC, 8.000%, 12/15/2016		565,000	524,188
Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028		375,000	326,250

			23,801,895

Banking – 7.3%
AgriBank FCB, 9.125%, 7/15/2019(b)		4,330,000	4,682,956
Associates Corp. of North America, 6.950%, 11/01/2018		1,710,000	1,673,016

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Fixed Income Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Banking – continued
BAC Capital Trust VI, 5.625%, 3/08/2035		$2,385,000	$1,849,305
Bank of America Corp., 4.850%, 11/15/2014		500,000	494,148
Barclays Financial LLC, 4.060%, 9/16/2010, 144A	KRW	2,340,000,000	2,005,062
Barclays Financial LLC, 4.160%, 2/22/2010, 144A	THB	175,000,000	5,313,903
Barclays Financial LLC, EMTN, 4.100%, 3/22/2010, 144A	THB	45,000,000	1,369,261
BNP Paribas SA, EMTN, Zero Coupon, 6/13/2011, 144A	IDR	18,710,000,000	1,632,697
Citigroup, Inc., 5.000%, 9/15/2014		6,020,000	5,728,542
Citigroup, Inc., 5.850%, 12/11/2034		415,000	356,219
Citigroup, Inc., 5.875%, 2/22/2033		2,795,000	2,316,577
Citigroup, Inc., 5.875%, 5/29/2037		570,000	496,985
Citigroup, Inc., 6.000%, 10/31/2033		1,460,000	1,221,767
Citigroup, Inc., 6.125%, 8/25/2036		225,000	193,095
Goldman Sachs Group, Inc. (The), 6.150%, 4/01/2018		1,955,000	2,056,490
Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037		1,470,000	1,517,086
JPMorgan Chase & Co., EMTN, Zero Coupon, 3/28/2011	IDR	24,502,029,000	2,201,253
JPMorgan Chase & Co., Zero Coupon, 3/28/2011, 144A	IDR	17,920,000,000	1,609,926
JPMorgan Chase & Co., Zero Coupon, 4/12/2012, 144A	IDR	21,194,634,240	1,714,649
JPMorgan Chase & Co., Zero Coupon, 5/17/2010, 144A	BRL	16,585,000	8,816,749
JPMorgan Chase London, EMTN, Zero Coupon, 10/21/2010, 144A	IDR	18,824,303,000	1,789,526
Merrill Lynch & Co., Inc., 6.110%, 1/29/2037		600,000	570,695
Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018	EUR	1,000,000	1,265,100
Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034		300,000	280,125
Morgan Stanley, 4.750%, 4/01/2014		1,795,000	1,781,753
Morgan Stanley, EMTN, 5.450%, 1/09/2017		370,000	370,517
Morgan Stanley, GMTN, 5.125%, 11/30/2015	GBP	350,000	550,632
Morgan Stanley, Series F, MTN, 5.550%, 4/27/2017		800,000	796,966
Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017		625,000	636,340

			55,291,340

Building Materials – 1.2%
Masco Corp., 0.600%, 3/12/2010(c)		1,675,000	1,648,393
Masco Corp., 4.800%, 6/15/2015		860,000	789,204
Masco Corp., 5.850%, 3/15/2017		240,000	221,339
Masco Corp., 6.125%, 10/03/2016		2,600,000	2,464,511
Masco Corp., 6.500%, 8/15/2032		305,000	246,781
Owens Corning, Inc., 6.500%, 12/01/2016		805,000	785,432
Owens Corning, Inc., 7.000%, 12/01/2036		2,050,000	1,679,737
USG Corp., 6.300%, 11/15/2016		1,680,000	1,428,000

			9,263,397

See accompanying notes to financial statements.

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Chemicals – 1.8%
Borden, Inc., 7.875%, 2/15/2023	$5,240,000	$2,934,400
Borden, Inc., 8.375%, 4/15/2016	55,000	36,300
Borden, Inc., 9.200%, 3/15/2021	905,000	561,100
Chevron Phillips Chemical Co. LLC, 8.250%, 6/15/2019, 144A	3,440,000	4,154,533
Cytec Industries, Inc., 8.950%, 7/01/2017	2,500,000	2,763,467
ICI Wilmington, Inc., 5.625%, 12/01/2013	115,000	117,788
Lubrizol Corp., 5.500%, 10/01/2014	365,000	391,917
Lubrizol Corp., 6.500%, 10/01/2034	1,170,000	1,221,918
Methanex Corp., 6.000%, 8/15/2015	1,565,000	1,329,817

		13,511,240

Commercial Mortgage-Backed Securities – 0.1%
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/2039	95,000	89,062
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	1,000,000	778,704

		867,766

Construction Machinery – 0.1%
Caterpillar Financial Services Corp., MTN, 6.125%, 2/17/2014	110,000	120,595
Toro Co., 6.625%, 5/01/2037(b)	965,000	769,251
United Rentals North America, Inc., 7.000%, 2/15/2014	55,000	47,850

		937,696

Distributors – 0.1%
ONEOK, Inc., 6.000%, 6/15/2035	1,000,000	987,128

Diversified Manufacturing – 0.4%
Textron, Inc., 6.200%, 3/15/2015	1,910,000	1,917,562
Textron, Inc., 7.250%, 10/01/2019	1,290,000	1,307,206

		3,224,768

Electric – 3.4%
AES Corp. (The), 7.750%, 3/01/2014	730,000	735,475
Bruce Mansfield Unit, 6.850%, 6/01/2034(b)	4,219,957	4,121,126
Dynegy Holdings, Inc., 7.125%, 5/15/2018	380,000	292,600
Dynegy Holdings, Inc., 7.625%, 10/15/2026	810,000	554,850
Empresa Nacional de Electricidad SA (Endesa-Chile), 7.875%, 2/01/2027	1,589,000	1,761,256
Enersis SA, 7.375%, 1/15/2014	275,000	303,403
Enersis SA, 7.400%, 12/01/2016	4,000,000	4,466,960
Mackinaw Power LLC, 6.296%, 10/31/2023, 144A	3,863,356	3,651,297
NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027	695,000	312,750
NiSource Finance Corp., 5.250%, 9/15/2017	250,000	234,909
NiSource Finance Corp., 6.150%, 3/01/2013	850,000	890,095
NiSource Finance Corp., 6.400%, 3/15/2018	2,855,000	2,849,678
Power Receivables Finance LLC, 6.290%, 1/01/2012, 144A	583,166	595,349
Quezon Power Philippines Co., 8.860%, 6/15/2017	1,264,900	1,182,682
TXU Corp., Series P, 5.550%, 11/15/2014	765,000	522,072
TXU Corp., Series Q, 6.500%, 11/15/2024	1,515,000	700,718
TXU Corp., Series R, 6.550%, 11/15/2034	1,275,000	573,510
White Pine Hydro LLC, 6.310%, 7/10/2017(b)	450,000	388,090

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Fixed Income Fund – continued

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Electric – continued
White Pine Hydro LLC, 6.960%, 7/10/2037(b)	$670,000	$488,891
White Pine Hydro Portfolio LLC, 7.260%, 7/20/2015(b)	1,280,000	1,127,338

		25,753,049

Entertainment – 1.4%
Time Warner, Inc., 6.625%, 5/15/2029	2,065,000	2,118,872
Time Warner, Inc., 6.950%, 1/15/2028	875,000	922,517
Time Warner, Inc., 7.625%, 4/15/2031	730,000	818,140
Time Warner, Inc., 7.700%, 5/01/2032	1,155,000	1,306,059
Viacom, Inc., Class B, 6.875%, 4/30/2036	4,880,000	5,155,207

		10,320,795

Food & Beverage – 1.0%
Anheuser-Busch Cos., Inc., 5.375%, 11/15/2014, 144A	5,730,000	6,113,853
Corn Products International, Inc., 6.625%, 4/15/2037	1,540,000	1,554,599
Sara Lee Corp., 6.125%, 11/01/2032	295,000	300,300

		7,968,752

Government Owned – No Guarantee – 0.2%
DP World Ltd., 6.850%, 7/02/2037, 144A	2,000,000	1,758,978

Health Insurance – 0.3%
CIGNA Corp., 6.350%, 3/15/2018	2,000,000	2,005,432

Healthcare – 2.5%
Boston Scientific Corp., 5.450%, 6/15/2014	290,000	290,725
Boston Scientific Corp., 6.400%, 6/15/2016	860,000	871,825
Boston Scientific Corp., 7.000%, 11/15/2035	860,000	787,975
HCA, Inc., 5.750%, 3/15/2014	455,000	401,538
HCA, Inc., 6.250%, 2/15/2013	2,345,000	2,239,475
HCA, Inc., 6.375%, 1/15/2015	410,000	364,900
HCA, Inc., 6.500%, 2/15/2016	610,000	541,375
HCA, Inc., 6.750%, 7/15/2013	115,000	110,113
HCA, Inc., 7.050%, 12/01/2027	3,545,000	2,688,603
HCA, Inc., 7.190%, 11/15/2015	820,000	759,519
HCA, Inc., 7.500%, 12/15/2023	1,475,000	1,190,720
HCA, Inc., 7.500%, 11/06/2033	1,440,000	1,114,239
HCA, Inc., 7.690%, 6/15/2025	2,660,000	2,160,066
HCA, Inc., 8.360%, 4/15/2024	2,220,000	1,806,498
HCA, Inc., MTN, 7.580%, 9/15/2025	2,930,000	2,370,490
HCA, Inc., MTN, 7.750%, 7/15/2036	430,000	337,032
Owens & Minor, Inc., 6.350%, 4/15/2016(b)	320,000	288,517
Tenet Healthcare Corp., 6.875%, 11/15/2031	1,075,000	838,500
Tenet Healthcare Corp., 7.375%, 2/01/2013	85,000	84,150

		19,246,260

Home Construction – 1.1%
K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	115,000	86,250
K. Hovnanian Enterprises, Inc., 6.375%, 12/15/2014	155,000	117,800
K. Hovnanian Enterprises, Inc., 6.500%, 1/15/2014	115,000	89,700
Lennar Corp., Series B, 5.600%, 5/31/2015	1,700,000	1,568,250
Pulte Homes, Inc., 5.200%, 2/15/2015	1,305,000	1,239,750
Pulte Homes, Inc., 6.000%, 2/15/2035	3,920,000	2,959,600
Pulte Homes, Inc., 6.375%, 5/15/2033	1,960,000	1,509,200
Toll Brothers Finance Corp., 5.150%, 5/15/2015	565,000	543,306

		8,113,856

See accompanying notes to financial statements.

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Independent Energy – 2.2%
Anadarko Petroleum Corp., 5.950%, 9/15/2016		$3,230,000	$3,422,376
Anadarko Petroleum Corp., 6.450%, 9/15/2036		2,845,000	2,937,443
Chesapeake Energy Corp., 6.500%, 8/15/2017		380,000	348,650
Chesapeake Energy Corp., 6.875%, 1/15/2016		200,000	189,500
Chesapeake Energy Corp., 6.875%, 11/15/2020		900,000	801,000
Connacher Oil & Gas Ltd., 10.250%, 12/15/2015, 144A		792,000	645,480
Connacher Oil & Gas Ltd., 11.750%, 7/15/2014, 144A		525,000	559,125
Penn Virginia Corp., 10.375%, 6/15/2016		500,000	540,000
Pioneer Natural Resources Co., 5.875%, 7/15/2016		435,000	402,063
Pioneer Natural Resources Co., 7.200%, 1/15/2028		1,465,000	1,271,506
Questar Market Resources, Inc., 6.800%, 4/01/2018		3,820,000	3,916,233
Talisman Energy, Inc., 5.850%, 2/01/2037		550,000	529,015
Talisman Energy, Inc., 6.250%, 2/01/2038		1,485,000	1,514,900

			17,077,291

Industrial Other – 0.2%
Ranhill Labuan Ltd., 12.500%, 10/26/2011, 144A		1,575,000	1,260,000

Integrated Energy – 0.2%
PF Export Receivables Master Trust, Series A, 6.436%, 6/01/2015, 144A		1,159,977	1,206,376

Life Insurance – 0.7%
Hartford Life Insurance Co., 0.100%, 9/15/2011(c)		500,000	450,000
MetLife, Inc., 10.750%, 8/01/2039		3,385,000	4,078,925
Protective Life Secured Trust, Zero Coupon, 9/10/2014(c)		1,000,000	809,730

			5,338,655

Local Authorities – 4.9%
Province of Alberta, 5.930%, 9/16/2016	CAD	821,399	857,572
Province of British Columbia, Zero Coupon, 8/23/2013	CAD	11,700,000	9,778,431
Province of Ontario, Canada, 4.200%, 3/08/2018	CAD	19,825,000	19,227,463
Queensland Treasury Corp., Series 11G, 6.000%, 6/14/2011	AUD	2,150,000	1,938,953
Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(b)		7,725,000	5,517,736

			37,320,155

Lodging – 0.0%
Host Marriott LP, Series O, 6.375%, 3/15/2015		150,000	142,125

Media Cable – 3.6%
Comcast Corp., 5.650%, 6/15/2035		2,550,000	2,466,281
Comcast Corp., 6.450%, 3/15/2037		1,070,000	1,133,011
Comcast Corp., 6.500%, 11/15/2035		3,240,000	3,452,502
Comcast Corp., 6.950%, 8/15/2037		7,695,000	8,588,866
CSC Holdings, Inc., 6.750%, 4/15/2012		200,000	206,000
CSC Holdings, Inc., 7.625%, 4/01/2011		50,000	51,875
CSC Holdings, Inc., 7.875%, 2/15/2018		170,000	173,400
CSC Holdings, Inc., 8.500%, 4/15/2014, 144A		1,000,000	1,050,000
TCI Communications, Inc., 7.875%, 2/15/2026		550,000	643,804

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Fixed Income Fund – continued

		Principal Amount (‡)		Value (†)

BONDS AND NOTES – continued

Media Cable – continued
Time Warner Cable, Inc., 6.550%, 5/01/2037		$1,500,000		$1,593,834
Time Warner Cable, Inc., 6.750%, 7/01/2018		6,500,000		7,180,940
Virgin Media Finance PLC, 9.125%, 8/15/2016		400,000		411,000
Virgin Media Finance PLC, 9.750%, 4/15/2014	GBP	250,000		413,522

				27,365,035

Media Non-Cable – 0.4%
News America, Inc., 6.150%, 3/01/2037		2,630,000		2,573,316
News America, Inc., 6.200%, 12/15/2034		795,000		782,182

				3,355,498

Metals & Mining – 1.2%
Alcoa, Inc., 5.720%, 2/23/2019		1,500,000		1,357,902
Alcoa, Inc., 5.870%, 2/23/2022		300,000		260,097
Rio Tinto Finance (USA) Ltd., 8.950%, 5/01/2014		6,203,000		7,320,700

				8,938,699

Non-Captive Consumer – 1.7%
SLM Corp., 6.000%, 12/15/2043		31,725	(††)	448,195
SLM Corp., MTN, 5.125%, 8/27/2012		560,000		479,177
SLM Corp., Series A, MTN, 4.500%, 7/26/2010		930,000		903,647
SLM Corp., Series A, MTN, 5.000%, 10/01/2013		1,665,000		1,325,438
SLM Corp., Series A, MTN, 5.000%, 4/15/2015		200,000		149,023
SLM Corp., Series A, MTN, 5.000%, 6/15/2018		145,000		90,933
SLM Corp., Series A, MTN, 5.375%, 1/15/2013		2,920,000		2,434,573
SLM Corp., Series A, MTN, 5.375%, 5/15/2014		235,000		179,864
SLM Corp., Series A, MTN, 5.400%, 10/25/2011		405,000		373,702
SLM Corp., Series A, MTN, 8.450%, 6/15/2018		7,986,000		6,368,835

				12,753,387

Non-Captive Diversified – 3.5%
CIT Group, Inc., 4.750%, 12/15/2010		135,000		93,261
CIT Group, Inc., 5.050%, 9/15/2014		500,000		250,188
CIT Group, Inc., 5.400%, 2/13/2012		64,000		42,005
CIT Group, Inc., 5.400%, 1/30/2016		108,000		68,084
CIT Group, Inc., 5.500%, 12/01/2014	GBP	800,000		754,327
CIT Group, Inc., 5.600%, 4/27/2011		432,000		294,148
CIT Group, Inc., 5.800%, 10/01/2036		561,000		336,426
CIT Group, Inc., 5.850%, 9/15/2016		10,000		6,302
CIT Group, Inc., EMTN, 3.800%, 11/14/2012	EUR	750,000		685,945
CIT Group, Inc., EMTN, 4.650%, 9/19/2016	EUR	1,150,000		967,640
CIT Group, Inc., EMTN, 5.000%, 5/13/2014	EUR	550,000		474,857
CIT Group, Inc., EMTN, 5.500%, 12/20/2016	GBP	600,000		546,568
CIT Group, Inc., GMTN, 4.250%, 2/01/2010		85,000		61,282
CIT Group, Inc., GMTN, 4.250%, 9/22/2011	EUR	400,000		371,691
CIT Group, Inc., GMTN, 5.000%, 2/13/2014		673,000		429,898
CIT Group, Inc., GMTN, 5.000%, 2/01/2015		263,000		168,441
CIT Group, Inc., MTN, 4.250%, 3/17/2015	EUR	1,000,000		848,742
CIT Group, Inc., MTN, 5.125%, 9/30/2014		762,000		488,150
CIT Group, Inc., Series A, GMTN, 6.000%, 4/01/2036		265,000		153,101
CIT Group, Inc., Series A, MTN, 5.650%, 2/13/2017		250,000		156,327
General Electric Capital Australia Funding, EMTN, 8.000%, 2/13/2012	AUD	830,000		753,280

See accompanying notes to financial statements.

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Non-Captive Diversified – continued
General Electric Capital Corp., 5.625%, 5/01/2018		$35,000	$34,832
General Electric Capital Corp., MTN, 5.875%, 1/14/2038		170,000	155,904
General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016	NZD	1,345,000	931,877
General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014	NZD	2,500,000	1,831,450
General Electric Capital Corp., Series A, MTN, 4.875%, 3/04/2015		1,145,000	1,180,135
General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015	NZD	9,210,000	6,360,274
GMAC, Inc., 5.375%, 6/06/2011, 144A		2,268,000	2,092,230
GMAC, Inc., 5.750%, 9/27/2010, 144A		309,000	298,185
GMAC, Inc., 6.000%, 12/15/2011, 144A		1,305,000	1,207,125
GMAC, Inc., 6.875%, 8/28/2012, 144A		224,000	206,080
GMAC, Inc., 7.000%, 2/01/2012, 144A		253,000	235,290
GMAC, Inc., 7.500%, 12/31/2013, 144A		682,000	596,750
GMAC, Inc., 8.000%, 12/31/2018, 144A		1,460,000	1,102,300
GMAC, Inc., 8.000%, 11/01/2031, 144A		181,000	145,705
iStar Financial, Inc., 5.500%, 6/15/2012		85,000	51,850
iStar Financial, Inc., 5.650%, 9/15/2011		135,000	93,150
iStar Financial, Inc., 5.875%, 3/15/2016		30,000	16,500
iStar Financial, Inc., 6.050%, 4/15/2015		30,000	15,675
iStar Financial, Inc., 8.625%, 6/01/2013		2,495,000	1,571,850
iStar Financial, Inc., Series B, 5.700%, 3/01/2014		95,000	51,300
iStar Financial, Inc., Series B, 5.950%, 10/15/2013		1,245,000	709,650

			26,838,775

Oil Field Services – 0.1%
North American Energy Partners, Inc., 8.750%, 12/01/2011		1,000,000	980,000

Packaging – 0.3%
Owens-Illinois, Inc., 7.800%, 5/15/2018		2,000,000	2,005,000

Paper – 1.8%
Georgia-Pacific LLC, 7.250%, 6/01/2028		2,000,000	1,780,000
Georgia-Pacific LLC, 7.375%, 12/01/2025		2,868,000	2,581,200
Georgia-Pacific LLC, 7.750%, 11/15/2029		6,005,000	5,524,600
Georgia-Pacific LLC, 8.000%, 1/15/2024		132,000	130,680
Jefferson Smurfit Corp., 7.500%, 6/01/2013(d)		335,000	237,431
Westvaco Corp., 7.950%, 2/15/2031		1,045,000	1,023,455
Westvaco Corp., 8.200%, 1/15/2030		1,080,000	1,059,334
Weyerhaeuser Co., 7.375%, 3/15/2032		1,565,000	1,386,246

			13,722,946

Pharmaceuticals – 0.6%
Elan Financial PLC, 7.750%, 11/15/2011		4,235,000	4,314,406
Elan Financial PLC, 8.875%, 12/01/2013		335,000	337,513

			4,651,919

Pipelines – 1.8%
DCP Midstream LP, 6.450%, 11/03/2036, 144A		1,740,000	1,575,972
El Paso Corp., 6.950%, 6/01/2028		925,000	769,467
El Paso Corp., 12.000%, 12/12/2013		2,195,000	2,502,300
El Paso Corp., GMTN, 7.800%, 8/01/2031		250,000	229,280

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Fixed Income Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Pipelines – continued
Enterprise Products Operating LLP, 6.300%, 9/15/2017		$1,550,000	$1,669,478
Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A		300,000	357,876
Plains All American Pipeline LP, 6.125%, 1/15/2017		1,785,000	1,852,728
Plains All American Pipeline LP, 6.650%, 1/15/2037		3,850,000	4,055,151
Williams Cos., Inc. (The), 7.500%, 1/15/2031		1,000,000	1,021,382

			14,033,634

Property & Casualty Insurance – 1.5%
Allstate Corp., 5.950%, 4/01/2036		540,000	572,894
Axis Capital Holdings Ltd., 5.750%, 12/01/2014		80,000	80,988
Marsh & McLennan Cos., Inc., 5.375%, 7/15/2014		1,190,000	1,238,382
Marsh & McLennan Cos., Inc., 5.750%, 9/15/2015		775,000	817,242
Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033		180,000	165,426
Marsh & McLennan Cos., Inc., 9.250%, 4/15/2019		4,570,000	5,726,850
MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A		1,545,000	679,800
White Mountains RE Group, 6.375%, 3/20/2017, 144A		2,140,000	1,913,203

			11,194,785

Railroads – 0.2%
CSX Corp., MTN, 6.000%, 10/01/2036		1,219,000	1,257,113
Missouri Pacific Railroad Co., 5.000%, 1/01/2045(b)		500,000	340,000

			1,597,113

REITs – 1.9%
Camden Property Trust, 5.700%, 5/15/2017		1,495,000	1,414,491
Duke Realty LP, 5.950%, 2/15/2017		210,000	193,572
ERP Operating LP, 5.125%, 3/15/2016		70,000	68,304
Highwoods Properties, Inc., 5.850%, 3/15/2017		3,485,000	3,069,358
Highwoods Properties, Inc., 7.500%, 4/15/2018		475,000	454,543
ProLogis, 5.625%, 11/15/2015		100,000	90,871
ProLogis, 5.750%, 4/01/2016		80,000	71,558
Realty Income Corp., 6.750%, 8/15/2019		1,000,000	973,983
Simon Property Group LP, 5.250%, 12/01/2016		1,125,000	1,108,914
Simon Property Group LP, 5.300%, 5/30/2013		685,000	700,332
Simon Property Group LP, 5.750%, 12/01/2015		350,000	358,019
Simon Property Group LP, 5.875%, 3/01/2017		200,000	203,961
Simon Property Group LP, 6.100%, 5/01/2016		290,000	298,047
Simon Property Group LP, 10.350%, 4/01/2019		2,030,000	2,526,238
WEA Finance LLC/WT Finance Australia Pty Ltd., 6.750%, 9/02/2019, 144A		2,960,000	2,994,037

			14,526,228

Restaurants – 0.1%
McDonald’s Corp., EMTN, 3.628%, 10/10/2010	SGD	1,000,000	722,142

Retailers – 1.8%
Dillard’s, Inc., 7.750%, 7/15/2026		1,025,000	722,625
Foot Locker, Inc., 8.500%, 1/15/2022		1,100,000	1,039,500

See accompanying notes to financial statements.

		Principal Amount (‡)		Value (†)

BONDS AND NOTES – continued

Retailers – continued
Home Depot, Inc. (The), 5.875%, 12/16/2036		$6,693,000		$6,493,589
J.C. Penney Corp., Inc., 6.375%, 10/15/2036		2,110,000		1,740,750
J.C. Penney Corp., Inc., 7.125%, 11/15/2023		575,000		529,000
Toys R Us, Inc., 7.375%, 10/15/2018		3,240,000		2,818,800
Toys R Us, Inc., 7.875%, 4/15/2013		750,000		720,000

				14,064,264

Sovereigns – 4.6%
Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022	IDR	2,915,000,000		297,225
Indonesia Treasury Bond, Series FR44, 10.000%, 9/15/2024	IDR	33,387,000,000		3,275,729
Indonesia Treasury Bond, Series ZC3, Zero Coupon, 11/20/2012	IDR	7,590,000,000		604,302
Mexican Fixed Rate Bonds, Series M-10, 7.250%, 12/15/2016	MXN	578,000	(†††)	4,166,379
Mexican Fixed Rate Bonds, Series M-10, 8.000%, 12/17/2015	MXN	125,000	(†††)	942,802
Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023	MXN	305,000	(†††)	2,215,922
Mexican Fixed Rate Bonds, Series MI-10, 9.000%, 12/20/2012	MXN	501,000	(†††)	3,956,553
New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010	AUD	3,240,000		2,944,420
New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012	AUD	845,000		760,130
New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017	AUD	4,280,000		3,697,622
Republic of Brazil, 10.250%, 1/10/2028	BRL	14,885,000		8,065,929
Republic of Brazil, 12.500%, 1/05/2022	BRL	625,000		388,067
Republic of Iceland, Zero Coupon, 11/16/2009	ISK	88,000,000		562,508
Republic of Iceland, 7.000%, 3/17/2010	ISK	21,715,000		139,999
Republic of Iceland, 7.250%, 5/17/2013	ISK	212,600,000		1,362,698
Republic of Iceland, 8.000%, 7/22/2011	ISK	113,800,000		743,327
Republic of Iceland, 13.750%, 12/10/2010	ISK	92,900,000		643,707

				34,767,319

Supermarkets – 1.1%
American Stores Co., 8.000%, 6/01/2026		25,000		22,500
New Albertson’s, Inc., 7.450%, 8/01/2029		6,515,000		5,602,900
New Albertson’s, Inc., 7.750%, 6/15/2026		1,470,000		1,308,300
New Albertson’s, Inc., 8.000%, 5/01/2031		565,000		507,088
New Albertson’s, Inc., 8.700%, 5/01/2030		5,000		4,550
New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028		1,745,000		1,348,012

				8,793,350

Supranational – 4.2%
Eurofima, EMTN, 11.000%, 2/05/2010	ISK	20,000,000		130,741
European Investment Bank, EMTN, 4.600%, 1/30/2037, 144A	CAD	6,000,000		4,936,067
Inter-American Development Bank, EMTN, 6.000%, 12/15/2017	NZD	19,735,000		14,190,476
International Bank for Reconstruction & Development, 1.430%, 3/05/2014	SGD	17,000,000		11,597,363

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Fixed Income Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Supranational – continued
International Bank for Reconstruction & Development, 9.500%, 5/27/2010	ISK	210,000,000	$1,369,308

			32,223,955

Technology – 2.2%
Agilent Technologies, Inc., 6.500%, 11/01/2017		5,215,000	5,426,938
Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029		250,000	190,313
Amkor Technology, Inc., 7.750%, 5/15/2013		530,000	530,000
Arrow Electronics, Inc., 6.875%, 7/01/2013		2,850,000	3,079,143
Avnet, Inc., 6.000%, 9/01/2015		1,645,000	1,693,626
Avnet, Inc., 6.625%, 9/15/2016		130,000	136,612
Corning, Inc., 6.200%, 3/15/2016		250,000	255,505
Corning, Inc., 6.850%, 3/01/2029		450,000	459,198
Corning, Inc., 7.250%, 8/15/2036		1,175,000	1,239,713
Motorola, Inc., 5.220%, 10/01/2097		515,000	282,770
Motorola, Inc., 6.500%, 11/15/2028		815,000	672,221
Motorola, Inc., 6.625%, 11/15/2037		995,000	833,312
Nortel Networks Capital Corp., 7.875%, 6/15/2026(d)		150,000	84,000
Nortel Networks Ltd., 6.875%, 9/01/2023(d)		1,325,000	371,000
Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A		1,100,100	1,220,363

			16,474,714

Tobacco – 1.6%
Altria Group, Inc., 9.250%, 8/06/2019		6,465,000	7,899,945
Reynolds American, Inc., 6.750%, 6/15/2017		3,320,000	3,451,336
Reynolds American, Inc., 7.250%, 6/15/2037		810,000	802,238

			12,153,519

Transportation Services – 0.6%
APL Ltd., 8.000%, 1/15/2024(b)		2,500,000	2,043,750
Atlas Air, Inc., Series 1999-1B, 7.630%, 7/02/2016		1,192,308	894,231
Atlas Air, Inc., Series 2000-1, Class B, 9.057%, 7/02/2017		364,292	324,220
Atlas Air, Inc., Series B, 7.680%, 1/02/2014		1,368,416	1,163,153

			4,425,354

Treasuries – 15.3%
Canadian Government, 2.000%, 9/01/2012	CAD	18,855,000	17,658,522
Canadian Government, 2.750%, 12/01/2010	CAD	12,760,000	12,208,197
Canadian Government, 3.750%, 9/01/2011	CAD	18,145,000	17,738,256
Canadian Government, 3.750%, 6/01/2012	CAD	14,255,000	14,011,348
Canadian Government, 3.750%, 6/01/2019	CAD	7,385,000	7,147,306
Canadian Government, 4.250%, 6/01/2018	CAD	9,615,000	9,722,048
Canadian Government, 5.250%, 6/01/2012	CAD	22,355,000	22,787,213
Norwegian Government, 4.250%, 5/19/2017	NOK	56,415,000	9,929,982
Norwegian Government, 5.000%, 5/15/2015	NOK	9,425,000	1,734,021
Norwegian Government, 6.000%, 5/16/2011	NOK	11,705,000	2,129,430
Norwegian Government, 6.500%, 5/15/2013	NOK	8,410,000	1,603,811

			116,670,134

Wireless – 1.3%
ALLTEL Corp., 6.800%, 5/01/2029		150,000	164,636
Nextel Communications, Inc., Series D, 7.375%, 8/01/2015		4,585,000	4,115,037

See accompanying notes to financial statements.

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Wireless – continued
Nextel Communications, Inc., Series E, 6.875%, 10/31/2013		$745,000	$690,988
Nextel Communications, Inc., Series F, 5.950%, 3/15/2014		1,745,000	1,544,325
Rogers Cable, Inc., 5.500%, 3/15/2014		150,000	160,588
Sprint Capital Corp., 6.875%, 11/15/2028		1,262,000	1,053,770
Sprint Capital Corp., 6.900%, 5/01/2019		870,000	778,650
Sprint Capital Corp., 8.750%, 3/15/2032		300,000	283,500
Sprint Nextel Corp., 6.000%, 12/01/2016		898,000	801,465

			9,592,959

Wirelines – 3.7%
AT&T Corp., 6.500%, 3/15/2029		355,000	369,005
AT&T, Inc., 6.500%, 9/01/2037		5,335,000	5,732,495
Axtel SAB de CV, 9.000%, 9/22/2019, 144A		355,000	360,325
Bell Canada, MTN, 6.550%, 5/01/2029, 144A	CAD	195,000	179,328
Bell Canada, MTN, 7.300%, 2/23/2032	CAD	690,000	689,562
Bell Canada, Series M-17, 6.100%, 3/16/2035	CAD	600,000	523,342
Embarq Corp., 7.082%, 6/01/2016		235,000	255,341
Embarq Corp., 7.995%, 6/01/2036		200,000	208,963
GTE Corp., 6.940%, 4/15/2028		350,000	376,316
Hawaiian Telcom Communications, Inc., Series B, 12.500%, 5/01/2015(d)		75,000	94
Level 3 Financing, Inc., 9.250%, 11/01/2014		500,000	440,625
Qwest Capital Funding, Inc., 6.500%, 11/15/2018		3,305,000	2,718,362
Qwest Capital Funding, Inc., 6.875%, 7/15/2028		7,205,000	5,439,775
Qwest Capital Funding, Inc., 7.625%, 8/03/2021		350,000	295,750
Qwest Capital Funding, Inc., 7.750%, 2/15/2031		775,000	618,063
Qwest Corp., 6.875%, 9/15/2033		790,000	639,900
Qwest Corp., 7.200%, 11/10/2026		1,780,000	1,486,300
Qwest Corp., 7.250%, 9/15/2025		1,220,000	1,052,250
Telecom Italia Capital SA, 6.000%, 9/30/2034		1,330,000	1,296,576
Telecom Italia Capital SA, 6.375%, 11/15/2033		1,320,000	1,348,765
Telefonica Emisiones SAU, 5.877%, 7/15/2019		30,000	32,595
Telefonica Emisiones SAU, 7.045%, 6/20/2036		209,000	247,332
Verizon Communications, Inc., 5.850%, 9/15/2035		3,520,000	3,543,788

			27,854,852

TOTAL NON-CONVERTIBLE BONDS
(Identified Cost $647,779,407)			675,247,827

CONVERTIBLE BONDS – 4.3%

Airlines – 0.1%
AMR Corp., 6.250%, 10/15/2014		860,000	908,375

Construction Machinery – 0.0%
United Rentals North America, Inc., 1.875%, 10/15/2023		50,000	47,250

Electric – 0.1%
CMS Energy Corp., 5.500%, 6/15/2029		500,000	571,875

Healthcare – 0.1%
Affymetrix, Inc., 3.500%, 1/15/2038		604,000	486,220

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Fixed Income Fund – continued

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Industrial Other – 0.2%
Incyte Corp., 3.500%, 2/15/2011	$1,290,000	$1,257,750

Life Insurance – 0.1%
MetLife, Inc., 6.400%, 12/15/2036	1,000,000	845,000

Lodging – 0.2%
Host Hotels & Resorts, Inc., 2.625%, 4/15/2027, 144A	1,430,000	1,313,813

Media Non-Cable – 0.0%
Liberty Media LLC, 3.500%, 1/15/2031	452,456	277,695

Metals & Mining – 0.5%
ArcelorMittal, 5.000%, 5/15/2014	600,000	866,250
Steel Dynamics, Inc., 5.125%, 6/15/2014	235,000	277,300
United States Steel Corp., 4.000%, 5/15/2014	1,540,000	2,448,600

		3,592,150

Non-Captive Diversified – 0.0%
iStar Financial, Inc., 1.097%, 10/01/2012(c)	380,000	190,000

Oil Field Services – 0.0%
Transocean, Inc., Series C, 1.500%, 12/15/2037	360,000	342,900

Pharmaceuticals – 0.3%
Human Genome Sciences, Inc., 2.250%, 10/15/2011	175,000	242,156
Human Genome Sciences, Inc., 2.250%, 8/15/2012	205,000	255,481
Nektar Therapeutics, 3.250%, 9/28/2012	1,065,000	966,488
Valeant Pharmaceuticals International, 4.000%, 11/15/2013	1,095,000	1,178,494

		2,642,619

Pipelines – 0.2%
CenterPoint Energy Resources Corp., 6.000%, 3/15/2012	1,467,700	1,438,346

REITs – 0.5%
ProLogis, 1.875%, 11/15/2037	2,505,000	2,138,643
ProLogis, 2.250%, 4/01/2037	1,515,000	1,365,394

		3,504,037

Technology – 1.5%
Intel Corp., 2.950%, 12/15/2035	130,000	116,025
Intel Corp., 3.250%, 8/01/2039, 144A	7,000,000	7,481,250
Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	3,585,000	2,935,219
Kulicke & Soffa Industries, Inc., 1.000%, 6/30/2010	380,000	360,525
Maxtor Corp., 5.750%, 3/01/2012(b)	363,000	330,330
Nortel Networks Corp., 2.125%, 4/15/2014(d)	248,000	136,400
Richardson Electronics Ltd., 7.750%, 12/15/2011	263,000	234,070

		11,593,819

Textile – 0.0%
Dixie Yarns, Inc., 7.000%, 5/15/2012	63,000	51,660

Wirelines – 0.5%
Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(b)	3,040,000	3,222,400

See accompanying notes to financial statements.

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Wirelines – continued
Qwest Communications International, Inc., 3.500%, 11/15/2025	$250,000	$252,187

		3,474,587

TOTAL CONVERTIBLE BONDS
(Identified Cost $29,897,654)		32,538,096

MUNICIPALS – 0.2%

Michigan – 0.2%
Michigan Tobacco Settlement Finance Authority, 7.309%, 6/01/2034(b)
(Identified Cost $2,434,860)	2,435,000	1,946,685

TOTAL BONDS AND NOTES
(Identified Cost $680,111,921)		709,732,608

BANK LOANS – 0.3%

Media Non-Cable – 0.1%
Idearc, Inc., Term Loan B, 6.250%, 11/17/2014(d)(e)	1,609,994	680,899
Tribune Co., Term Loan X, 5.000%, 6/04/2009(d)(e)(j)	74,971	36,408

		717,307

Technology – 0.1%
Sungard Data Systems, Inc., Tranche A, 2.004%, 2/28/2014(e)	27,823	26,007
Sungard Data Systems, Inc., Tranche B, 4.079%, 2/26/2016(e)	771,017	750,585

		776,592

Wirelines – 0.1%
Hawaiian Telcom Communications, Inc., Tranche C Term Loan, 4.750%, 6/01/2014(e)(f)	481,539	297,109
Level 3 Financing, Inc., Tranche A Term Loan, 2.683%, 3/13/2014(e)	345,000	304,894

		602,003

TOTAL BANK LOANS
(Identified Cost $2,839,101)		2,095,902

	Shares

PREFERRED STOCKS – 1.9%

CONVERTIBLE PREFERRED STOCKS – 1.3%

Automotive – 0.3%
Ford Motor Co. Capital Trust II, 6.500%	81,667	2,459,810

Capital Markets – 0.1%
Newell Financial Trust I, 5.250%	25,075	887,028

Diversified Financial Services – 0.2%
Sovereign Capital Trust IV, 4.375%	55,343	1,674,126

Electric Utilities – 0.1%
AES Trust III, 6.750%	10,000	440,625

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Fixed Income Fund – continued

	Shares	Value (†)

PREFERRED STOCKS – continued

Machinery – 0.1%
United Rentals Trust, 6.500%	30,199	$751,200

Oil, Gas & Consumable Fuels – 0.1%
Chesapeake Energy Corp., 4.500%	775	64,558
El Paso Energy Capital Trust I, 4.750%	20,200	675,437

		739,995

REITs – 0.0%
FelCor Lodging Trust, Inc., Series A, 7.800%	2,500	28,750

Semiconductors & Semiconductor Equipment – 0.4%
Lucent Technologies Capital Trust, 7.750%	3,715	2,841,975

TOTAL CONVERTIBLE PREFERRED STOCKS
(Identified Cost $10,708,194)		9,823,509

NON-CONVERTIBLE PREFERRED STOCKS – 0.6%

Diversified Financial Services – 0.4%
Bank of America Corp., 6.375%	5,000	89,750
Bank of America Corp., Series L, 7.250%	2,844	2,417,400
Preferred Blocker, Inc., 7.000%, 144A	1,121	651,896

		3,159,046

Electric Utilities – 0.1%
Entergy New Orleans, Inc., 4.360%	90	6,244
Entergy New Orleans, Inc., 4.750%	2,876	207,522
MDU Resources Group, Inc., 5.100%	254	24,979
Public Service Electric & Gas Co., 4.180%	1,950	138,645
Union Electric Co., 4.500%	4,670	343,245
Xcel Energy, Inc., 4.110%	100	6,781

		727,416

Thrifts & Mortgage Finance – 0.1%
Countrywide Capital IV, 6.750%	20,975	423,066
Federal Home Loan Mortgage Corp., 5.000%(g)(h)	4,150	10,998
Federal Home Loan Mortgage Corp., 5.570%(g)(h)	63,750	102,000
Federal Home Loan Mortgage Corp., 5.660%(g)(h)	18,900	31,185
Federal Home Loan Mortgage Corp., 5.700%(g)(h)	6,550	16,833
Federal Home Loan Mortgage Corp., 5.790%(g)(h)	12,100	32,186
Federal Home Loan Mortgage Corp., 5.810%(g)(h)	4,250	11,602
Federal Home Loan Mortgage Corp., 5.900%(g)(h)	9,400	15,980
Federal Home Loan Mortgage Corp., 6.000%(g)(h)	5,350	15,782
Federal Home Loan Mortgage Corp., 6.420%(g)(h)	3,800	11,400
Federal Home Loan Mortgage Corp., 6.550%(g)(h)	24,825	45,181
Federal Home Loan Mortgage Corp., (fixed rate to 12/31/2012, variable rate thereafter), 8.375%(g)(h)	88,575	160,321
Federal National Mortgage Association, 4.750%(g)(h)	8,200	20,910
Federal National Mortgage Association, 5.125%(g)(h)	2,900	7,714
Federal National Mortgage Association, 5.375%(g)(h)	5,800	16,472
Federal National Mortgage Association, 5.810%(g)(h)	2,400	6,696
Federal National Mortgage Association, 6.750%(g)(h)	3,750	5,888
Federal National Mortgage Association, (fixed rate to 12/13/2010, variable rate thereafter), 8.250%(g)(h)	119,675	192,677

		1,126,891

See accompanying notes to financial statements.

	Shares	Value (†)

PREFERRED STOCKS – continued

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
(Identified Cost $9,015,791)		$5,013,353

TOTAL PREFERRED STOCKS
(Identified Cost $19,723,985)		14,836,862

COMMON STOCKS – 1.4%

Biotechnology – 0.6%
EPIX Pharmaceuticals, Inc.(h)	84,750	1,186
EPIX Pharmaceuticals, Inc., Contingent Value Rights(h)	250	—
Vertex Pharmaceuticals, Inc.(h)	127,420	4,829,218

		4,830,404

Containers & Packaging – 0.2%
Owens-Illinois, Inc.(h)	35,353	1,304,526

Electronic Equipment Instruments & Components – 0.4%
Corning, Inc.	205,167	3,141,107

Oil, Gas & Consumable Fuels – 0.2%
Chesapeake Energy Corp.	54,259	1,540,956

TOTAL COMMON STOCKS
(Identified Cost $7,974,296)		10,816,993

WARRANTS – 0.0%

Pharmaceuticals – 0.0%
Valeant Pharmaceuticals International, Expiration 8/16/2010(h)(i)
(Identified Cost $0)	26,098	—

	Principal Amount (‡)

SHORT-TERM INVESTMENTS – 2.0%
Repurchase Agreement with State Street Corporation, dated 9/30/2009 at 0.000%, to be repurchased at $3,234 on 10/01/2009 collateralized by $5,000 U.S. Treasury Bill, due 11/05/2009 valued at $5,000 including accrued interest (Note 2i of Notes to Financial Statements)	$3,234	3,234
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2009 at 0.000% to be repurchased at $14,851,540, on 10/01/2009 collateralized by $15,075,000 Federal National Mortgage Association, 3.000% due 1/13/2014 valued at $15,150,375 including accrued interest (Note 2i of Notes to Financial Statements)	14,851,540	14,851,540

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $14,854,774)		14,854,774

TOTAL INVESTMENTS – 98.7%
(Identified Cost $725,504,077)(a)		752,337,139
Other assets less liabilities—1.3%		9,618,289

NET ASSETS – 100.0%		$761,955,428

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Fixed Income Fund – continued

(‡) Principal amount stated in U.S. dollars unless otherwise noted.
(†) See Note 2a of Notes to Financial Statements.
(††) Amount shown represents units. One unit represents a principal amount of 25.
(†††) Amount shown represents units. One unit represents a principal amount of 100.
(a) Federal Tax Information:
At September 30, 2009, the net unrealized appreciation on investments based on a cost of $727,725,604 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$59,239,589
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(34,628,054)

Net unrealized appreciation	$24,611,535

(b)	Illiquid security. At September 30, 2009, the value of these securities amounted to $25,267,070 or 3.3% of net assets.
(c)	Variable rate security. Rate as of September 30, 2009 is disclosed.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Variable rate security. Rate shown represents the weighted average rate at September 30, 2009.
(f)	All or a portion of interest payment is paid-in-kind.
(g)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.
(h)	Non-income producing security.
(i)	Fair valued security by the Fund’s investment adviser. At September 30, 2009 the value of this security amounted to $0 or 0.0% of net assets.
(j)	Issuer has filed for bankruptcy.
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the total value of these securities amounted to $78,779,447 or 10.3% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

Key to Abbreviations: AUD: Australian Dollar; BRL: Brazilian Real; CAD: Canadian Dollar; EUR: Euro; GBP: British Pound; IDR: Indonesian Rupiah; ISK: Icelandic Krona; KRW: South Korean Won; MXN: Mexican Peso; NOK: Norwegian Krone; NZD: New Zealand Dollar; SGD: Singapore Dollar;

THB: Thai Baht

INDUSTRY SUMMARY AT SEPTEMBER 30, 2009 (Unaudited)

Treasuries	15.3%
Banking	7.3
Local Authorities	4.9
Sovereigns	4.6
Wirelines	4.3
Supranational	4.2
Technology	3.8
Media Cable	3.6
Non-Captive Diversified	3.5
Electric	3.5
Automotive	3.4
Healthcare	2.6
REITs	2.4
Independent Energy	2.2
Pipelines	2.0
Other Investments, less than 2% each	29.1
Short-Term Investments	2.0

Total Investments	98.7
Other assets less liabilities	1.3

Net Assets	100.0%

See accompanying notes to financial statements.

CURRENCY EXPOSURE AT SEPTEMBER 30, 2009 AS A PERCENTAGE OF NET ASSETS (Unaudited)

United States Dollar	64.4%
Canadian Dollar	18.0
New Zealand Dollar	3.1
Brazilian Real	2.3
Norwegian Krone	2.0
Other, less than 2% each	8.9

Total Investments	98.7
Other assets less liabilities	1.3

Net Assets	100.0%

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Global Bond Fund

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – 94.6% of Net Assets

NON-CONVERTIBLE BONDS – 94.4%

Argentina – 0.4%
Transportadora de Gas del Sur SA, 7.875%, 5/14/2017, 144A		$8,320,000	$7,155,200

Australia – 0.8%
New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010	AUD	16,675,000	15,153,768
New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017	AUD	445,000	384,449

			15,538,217

Austria – 1.1%
Oesterreichische Kontrollbank AG, 1.800%, 3/22/2010	JPY	1,944,000,000	21,731,284

Belgium – 3.0%
Anheuser-Busch InBev NV, 6.500%, 6/23/2017	GBP	3,750,000	6,467,478
Kingdom of Belgium, 5.500%, 9/28/2017	EUR	31,055,000	52,022,365

			58,489,843

Bermuda – 0.8%
Ingersoll-Rand Global Holding Co. Ltd., 6.875%, 8/15/2018		1,375,000	1,475,177
Noble Group Ltd., 8.500%, 5/30/2013, 144A		4,805,000	5,201,413
Qtel International Finance Ltd., 7.875%, 6/10/2019, 144A		2,300,000	2,629,454
White Mountains RE Group, 6.375%, 3/20/2017, 144A		6,905,000	6,173,208

			15,479,252

Brazil – 1.1%
Banco Nacional de Desenvolvimento Economico e Social, 6.500%, 6/10/2019, 144A		7,000,000	7,437,500
ISA Capital Do Brasil SA, 7.875%, 1/30/2012, 144A		1,100,000	1,155,000
Republic of Brazil, 10.250%, 1/10/2028	BRL	17,750,000	9,618,424
Telemar Norte Leste SA, 9.500%, 4/23/2019, 144A		3,200,000	3,824,000

			22,034,924

Canada – 3.5%
ArcelorMittal USA Partnership, 9.750%, 4/01/2014		1,000,000	1,047,500
Barrick Gold Corp., 6.950%, 4/01/2019		970,000	1,135,613
Bell Aliant Regional Communications, 5.410%, 9/26/2016	CAD	4,440,000	4,292,905
Bell Canada, MTN, 5.000%, 2/15/2017	CAD	1,240,000	1,181,095
Bell Canada, MTN, 6.550%, 5/01/2029, 144A	CAD	160,000	147,141
Bell Canada, MTN, 7.300%, 2/23/2032	CAD	3,180,000	3,177,980
Bell Canada, Series M-17, 6.100%, 3/16/2035	CAD	3,090,000	2,695,211
Canadian Government, 4.500%, 6/01/2015	CAD	41,303,000	42,289,813
Canadian Pacific Railway Co., 5.750%, 3/15/2033		810,000	779,829
Canadian Pacific Railway Co., 5.950%, 5/15/2037		1,745,000	1,721,816
Province of Quebec, 1.600%, 5/09/2013	JPY	766,000,000	8,308,111

See accompanying notes to financial statements.

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Canada – continued
Shaw Communications, Inc., 6.500%, 6/02/2014	CAD	1,550,000	$1,593,475

			68,370,489

Cayman Islands – 1.5%
CCL Finance Ltd., 9.500%, 8/15/2014, 144A		5,000,000	5,312,500
Marfrig Overseas Ltd., 9.625%, 11/16/2016, 144A		1,170,000	1,161,225
Petrobras International Finance Co., 5.875%, 3/01/2018		15,600,000	16,180,851
Vale Overseas Ltd., 6.875%, 11/21/2036		6,716,000	6,947,910

			29,602,486

Colombia – 0.5%
Ecopetrol SA, 7.625%, 7/23/2019, 144A		4,000,000	4,380,000
Empresas Publicas de Medellin ESP, 7.625%, 7/29/2019, 144A		4,500,000	4,871,250

			9,251,250

France – 3.4%
France Telecom SA, EMTN, 4.750%, 2/21/2017	EUR	4,010,000	6,128,863
Government of France, 5.000%, 10/25/2016	EUR	10,070,000	16,542,843
Lafarge SA, EMTN, 4.750%, 3/23/2020	EUR	3,435,000	4,427,382
Lafarge SA, EMTN, 5.375%, 6/26/2017	EUR	3,000,000	4,253,345
PPR SA, EMTN, 4.000%, 1/29/2013	EUR	1,735,000	2,536,702
Veolia Environnement, 6.000%, 6/01/2018		5,245,000	5,643,803
Veolia Environnement, EMTN, 5.125%, 5/24/2022	EUR	4,070,000	5,944,985
Wendel, 4.375%, 8/09/2017	EUR	4,650,000	4,831,247
Wendel, 4.875%, 5/26/2016	EUR	10,250,000	11,624,478
WPP Finance SA, 5.250%, 1/30/2015	EUR	2,400,000	3,453,773

			65,387,421

Germany – 15.8%
Bertelsmann AG, EMTN, 3.625%, 10/06/2015	EUR	9,800,000	13,015,728
Bundesobligation, 4.000%, 10/11/2013	EUR	26,600,000	41,641,664
Bundesrepublik Deutschland, Series 06, 3.750%, 1/04/2017(b)	EUR	33,340,000	51,493,352
Bundesrepublik Deutschland, Series 153, 4.250%, 7/04/2017	EUR	1,700,000	2,701,087
Kreditanstalt fuer Wiederaufbau, 1.350%, 1/20/2014	JPY	1,494,000,000	16,933,087
Kreditanstalt fuer Wiederaufbau, 2.500%, 10/11/2010	EUR	15,925,000	23,745,277
Kreditanstalt fuer Wiederaufbau, 2.600%, 6/20/2037	JPY	1,140,000,000	12,705,796
Kreditanstalt fuer Wiederaufbau, Series INTL, 1.850%, 9/20/2010	JPY	834,000,000	9,407,276
Muenchener Hypothekenbank eG, 5.000%, 1/16/2012	EUR	11,515,000	18,025,783
Republic of Germany, 3.750%, 7/04/2013	EUR	24,140,000	37,386,119
Republic of Germany, 4.000%, 4/13/2012	EUR	44,825,000	69,549,317
Republic of Germany, 4.000%, 1/04/2037	EUR	7,639,000	11,221,784

			307,826,270

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Global Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

India – 1.2%
Canara Bank Ltd., (fixed rate to 11/28/2016, variable rate thereafter), 6.365%, 11/28/2021		$17,500,000	$16,147,810
ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A		7,940,000	6,495,007

			22,642,817

Indonesia – 1.0%
Indonesia Government International Bond, 7.750%, 1/17/2038, 144A		13,355,000	14,757,275
Indonesia Government International Bond, 11.500%, 9/15/2019	IDR	42,900,000,000	4,835,596

			19,592,871

Ireland – 2.2%
Depfa ACS Bank, EMTN, 1.650%, 12/20/2016	JPY	4,140,000,000	37,391,951
Elan Corp. PLC, 8.750%, 10/15/2016, 144A		4,200,000	4,139,625
Elan Financial PLC, 7.750%, 11/15/2011		60,000	61,125
Elan Financial PLC, 8.875%, 12/01/2013		920,000	926,900

			42,519,601

Italy – 0.5%
Finmeccanica SpA, EMTN, 4.875%, 3/24/2025	EUR	4,850,000	6,707,788
Telecom Italia SpA, EMTN, 5.375%, 1/29/2019	EUR	1,500,000	2,221,364

			8,929,152

Japan – 4.2%
Development Bank of Japan, 1.750%, 3/17/2017	JPY	400,000,000	4,681,303
Japan Finance Organization for Municipal Enterprises, 1.350%, 11/26/2013	JPY	1,000,000,000	11,452,359
Japan Finance Organization for Municipal Enterprises, 1.550%, 2/21/2012	JPY	1,200,000,000	13,696,831
Japan Government, 1.300%, 3/20/2019	JPY	1,536,000,000	17,263,380
Japan Government, 1.400%, 6/20/2011	JPY	3,067,100,000	34,857,345

			81,951,218

Korea – 1.7%
Export-Import Bank of Korea, 5.875%, 1/14/2015		5,300,000	5,587,530
Export-Import Bank of Korea, 8.125%, 1/21/2014		5,000,000	5,727,410
Korea Hydro & Nuclear Power Co. Ltd., 6.250%, 6/17/2014, 144A		7,000,000	7,446,145
SK Broadband Co. Ltd., 7.000%, 2/01/2012, 144A		1,610,000	1,658,300
SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A		11,600,000	12,294,504

			32,713,889

Luxembourg – 0.8%
ArcelorMittal, 5.375%, 6/01/2013		915,000	935,459
ArcelorMittal, 6.125%, 6/01/2018		10,000	9,852
ArcelorMittal, 9.850%, 6/01/2019		2,800,000	3,311,851
Telecom Italia Capital SA, 4.950%, 9/30/2014		3,990,000	4,128,784
Telecom Italia Capital SA, 5.250%, 10/01/2015		1,660,000	1,718,550
Telecom Italia Capital SA, 6.375%, 11/15/2033		1,910,000	1,951,623
Telecom Italia Finance SA, 7.750%, 1/24/2033	EUR	2,770,000	4,548,406

			16,604,525

See accompanying notes to financial statements.

		Principal Amount (‡)		Value (†)

BONDS AND NOTES – continued

Mexico – 1.7%
Axtel SAB de CV, 7.625%, 2/01/2017, 144A		$4,030,000		$3,868,800
Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015		8,400,000		8,253,000
Mexican Fixed Rate Bonds, Series M-10, 8.500%, 12/13/2018	MXN	1,537,500	(††)	11,799,917
Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023	MXN	1,373,000	(††)	9,975,282

				33,896,999

Netherlands – 2.7%
Kingdom of Netherlands, 5.500%, 1/15/2028	EUR	12,995,000		22,541,256
Koninklijke KPN NV, EMTN, 4.750%, 1/17/2017	EUR	13,445,000		20,054,449
Linde Finance BV, EMTN, 4.750%, 4/24/2017	EUR	3,865,000		5,863,645
Majapahit Holding BV, 7.250%, 6/28/2017, 144A		3,440,000		3,508,800
OI European Group BV, 6.875%, 3/31/2017, 144A	EUR	1,000,000		1,419,449

				53,387,599

Norway – 3.6%
Norwegian Government, 4.250%, 5/19/2017	NOK	40,055,000		7,050,348
Norwegian Government, 5.000%, 5/15/2015	NOK	60,020,000		11,042,543
Norwegian Government, 6.000%, 5/16/2011	NOK	61,705,000		11,225,672
Norwegian Government, 6.500%, 5/15/2013	NOK	211,560,000		40,345,105

				69,663,668

Peru – 0.2%
Peruvian Government, 7.350%, 7/21/2025		3,900,000		4,553,250

Singapore – 0.9%
Singapore Government, 2.250%, 7/01/2013	SGD	24,355,000		18,053,372

South Africa – 1.1%
Edcon Proprietary Ltd., 4.023%, 6/15/2014, 144A(c)	EUR	8,495,000		8,888,272
Republic of South Africa, EMTN, 4.500%, 4/05/2016	EUR	9,275,000		13,233,247

				22,121,519

Supranational – 2.1%
Asia Development Bank, 2.350%, 6/21/2027	JPY	1,700,000,000		19,449,466
European Investment Bank, 1.400%, 6/20/2017	JPY	1,339,300,000		15,150,942
European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A	IDR	90,681,660,000		6,678,449
International Bank for Reconstruction & Development, 9.500%, 5/27/2010	ISK	8,000,000		52,164

				41,331,021

Sweden – 1.4%
Swedish Government, 5.500%, 10/08/2012	SEK	176,475,000		27,817,909

United Arab Emirates – 2.5%
Abu Dhabi National Energy Co., 7.250%, 8/01/2018, 144A		15,695,000		16,812,123
Dolphin Energy Ltd., 5.888%, 6/15/2019, 144A		5,600,000		5,670,000
DP World Ltd., 6.850%, 7/02/2037, 144A		29,110,000		25,601,925

				48,084,048

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Global Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

United Kingdom – 5.4%
Barclays Bank PLC, 6.050%, 12/04/2017, 144A		$500,000	$503,183
British Sky Broadcasting Group PLC, 6.100%, 2/15/2018, 144A		9,150,000	9,856,828
British Sky Broadcasting Group PLC, 9.500%, 11/15/2018, 144A		1,000,000	1,279,479
British Sky Broadcasting Group PLC, Series EMTN, 6.000%, 5/21/2027	GBP	950,000	1,540,258
BSKYB Finance UK PLC, 5.750%, 10/20/2017	GBP	1,415,000	2,390,125
Lloyds TSB Group PLC, 5.875%, 7/08/2014	EUR	1,235,000	1,845,488
Rexam PLC, 6.750%, 6/01/2013, 144A		13,775,000	14,774,362
SABMiller PLC, 6.500%, 7/15/2018, 144A		1,500,000	1,664,894
United Kingdom Treasury, 4.000%, 9/07/2016	GBP	14,405,000	24,426,823
United Kingdom Treasury, 4.750%, 3/07/2020	GBP	11,325,000	19,761,462
United Kingdom Treasury, 5.000%, 9/07/2014	GBP	4,000,000	7,088,760
United Kingdom Treasury, 5.000%, 3/07/2025	GBP	7,445,000	13,310,914
WPP PLC, 6.000%, 4/04/2017	GBP	4,550,000	6,964,218

			105,406,794

United States – 29.3%
AES Corp. (The), 9.375%, 9/15/2010		3,000,000	3,090,000
Ahold Finance USA, Inc., EMTN, 6.500%, 3/14/2017	GBP	6,055,000	10,257,414
American Express Co., 6.150%, 8/28/2017		995,000	1,045,143
American Express Issuance Trust, Series 2005-2, Class A, 0.313%, 8/15/2013(c)		815,000	798,682
American Home Mortgage Investment Trust, series 2007-2, Class 12A1, 0.516%, 3/25/2037(c)		313,510	132,537
American Stores Co., Series B, MTN, 7.100%, 3/20/2028		2,250,000	1,777,500
ARG Funding Corp., Series 2005-2A, Class A5, 0.406%, 5/20/2011, 144A(c)		1,685,000	1,685,005
Avis Budget Rental Car Funding AESOP LLC, 5.680%, 2/20/2013, 144A		10,200,000	10,199,344
Bank of America Corp., (fixed rate to 5/06/2014, variable rate thereafter), 4.750%, 5/06/2019	EUR	175,000	226,049
Bank of America Credit Card Trust, Series 2006-B4, Class B4, 0.323%, 3/15/2012(c)		1,500,000	1,498,987
Bank of America Credit Card Trust, Series 2007-B2, Class B2, 0.443%, 6/15/2016(c)		1,265,000	1,121,753
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4, 5.540%, 9/11/2041		300,000	286,349
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044		200,000	180,035
Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A4, 5.719%, 6/11/2040(c)		100,000	91,345
Capital One Auto Finance Trust, Series 2007-C, Class A4, 5.230%, 7/15/2014		385,000	376,540
Capital One Financial Corp., 6.150%, 9/01/2016		1,090,000	1,070,373
Capital One Multi-Asset Execution Trust, Series 2004-B7, Class B7, 1.469%, 8/17/2017(c)	EUR	4,150,000	3,693,148
Capital One Multi-Asset Execution Trust, Series 2005-A10, Class A, 0.323%, 9/15/2015(c)		840,000	820,829

See accompanying notes to financial statements.

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

United States – continued
Cargill, Inc., 7.350%, 3/06/2019, 144A		$1,500,000	$1,736,481
Chase Issuance Trust, Series 2007-B1, Class B1, 0.493%, 4/15/2019(c)		1,000,000	857,302
Chesapeake Energy Corp., 6.500%, 8/15/2017		2,050,000	1,880,875
Chesapeake Energy Corp., 6.875%, 11/15/2020		5,700,000	5,073,000
Citi Credit Card Issuance Trust, Series 2001-A4, Class A4, 5.375%, 4/10/2013	EUR	5,130,000	7,371,794
Citibank Credit Card Issuance Trust, Series 2005-C1, Class C1, 5.500%, 3/24/2017		100,000	97,099
Citigroup, Inc., 5.000%, 9/15/2014		16,365,000	15,572,689
Citigroup, Inc., 6.125%, 5/15/2018		1,500,000	1,476,964
Citigroup, Inc., 6.125%, 8/25/2036		1,500,000	1,287,303
Comcast Corp., 4.950%, 6/15/2016		6,300,000	6,443,980
Comcast Corp., 5.650%, 6/15/2035		444,000	429,423
Continental Airlines, Inc., Series 2000-2, Class B, 8.307%, 10/02/2019		1,595,794	1,404,299
Continental Airlines, Inc., Series 2001-1, Class B, 7.373%, 6/15/2017		526,292	436,823
Corning, Inc., 5.900%, 3/15/2014		1,675,000	1,787,908
Corning, Inc., 6.200%, 3/15/2016		3,670,000	3,750,813
Corning, Inc., 7.250%, 8/15/2036		740,000	780,756
Couche-Tard US/Finance, 7.500%, 12/15/2013		3,775,000	3,817,469
Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.809%, 9/15/2039(c)		900,000	713,009
Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040		1,675,000	1,320,074
CSX Corp., 5.600%, 5/01/2017		859,000	900,674
CSX Corp., 6.250%, 3/15/2018		8,075,000	8,757,297
CSX Corp., MTN, 6.000%, 10/01/2036		5,554,000	5,727,651
Delta Air Lines, Inc., Series 2007-1, Class A, 6.821%, 2/10/2024		6,980,932	6,457,362
Delta Air Lines, Inc., Series 2007-1, Class B, 8.021%, 2/10/2024		1,853,823	1,464,520
Embarq Corp., 7.995%, 6/01/2036		6,047,000	6,317,990
Energy Transfer Partners LP, 6.625%, 10/15/2036		215,000	223,155
Energy Transfer Partners LP, 6.700%, 7/01/2018		9,230,000	9,876,995
Erac USA Finance Co., 6.375%, 10/15/2017, 144A		7,181,000	7,209,372
Erac USA Finance Co., 6.700%, 6/01/2034, 144A		120,000	106,538
Erac USA Finance Co., 7.000%, 10/15/2037, 144A		7,530,000	7,048,908
Frontier Communications Corp., 6.250%, 1/15/2013		6,175,000	6,051,500
General Electric Capital Corp., EMTN, 1.000%, 3/21/2012	JPY	888,000,000	9,646,629
General Electric Capital Corp., Series A, GMTN, 5.250%, 4/15/2013		230,000	230,555
Georgia-Pacific LLC, 7.250%, 6/01/2028		4,540,000	4,040,600
Georgia-Pacific LLC, 8.000%, 1/15/2024		180,000	178,200
Georgia-Pacific LLC, 8.875%, 5/15/2031		1,805,000	1,823,050
Goldman Sachs Group, Inc. (The), 1.201%, 5/23/2016(c)	EUR	5,800,000	7,584,430

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Global Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

United States – continued
Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037		$1,750,000	$1,806,054
Goldman Sachs Group, Inc. (The), 6.875%, 1/18/2038	GBP	4,655,000	7,403,834
Goldman Sachs Group, Inc. (The), 7.250%, 4/10/2028	GBP	2,050,000	3,944,613
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 4/10/2037		11,075,000	11,047,935
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049		1,000,000	900,436
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039		700,000	620,349
GTE Corp., 6.940%, 4/15/2028		355,000	381,692
HCA, Inc., 5.750%, 3/15/2014		765,000	675,113
HCA, Inc., 6.250%, 2/15/2013		500,000	477,500
HCA, Inc., 6.375%, 1/15/2015		1,205,000	1,072,450
HCA, Inc., 6.500%, 2/15/2016		2,440,000	2,165,500
HCA, Inc., 7.500%, 11/06/2033		525,000	406,233
HCA, Inc., 7.690%, 6/15/2025		635,000	515,655
HCA, Inc., 8.750%, 9/01/2010		1,500,000	1,522,500
HCA, Inc., MTN, 7.580%, 9/15/2025		624,000	504,842
HCA, Inc., MTN, 7.750%, 7/15/2036		165,000	129,326
Hilcorp Energy I LP, 7.750%, 11/01/2015, 144A		5,680,000	5,367,600
Home Depot, Inc. (The), 5.875%, 12/16/2036		5,772,000	5,600,029
HSI Asset Securitization Corp. Trust, Series 2006-OPT4, Class 2A4, 0.496%, 3/25/2036(c)		850,000	292,204
International Paper Co., 7.950%, 6/15/2018		7,630,000	8,270,600
JPMorgan Chase & Co., 5.150%, 10/01/2015		6,000,000	6,224,844
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 5.818%, 6/15/2049(c)		1,900,000	1,660,733
Kinder Morgan Energy Partners LP, 5.800%, 3/15/2035		120,000	113,160
Kinder Morgan Energy Partners LP, 5.950%, 2/15/2018		10,800,000	11,298,074
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4, 5.882%, 6/15/2038(c)		300,000	284,055
Merrill Auto Trust Securitization, Series 2008-1, Class A4A, 6.150%, 4/15/2015		8,155,000	8,613,499
Merrill Lynch & Co., Inc., 6.110%, 1/29/2037		280,000	266,324
Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018	EUR	14,450,000	18,280,699
Merrill Lynch & Co., Inc., Series C, MTN, 5.000%, 1/15/2015		575,000	580,580
Merrill Lynch & Co., Inc., Series C, MTN, 6.400%, 8/28/2017		1,090,000	1,103,913
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A2, 5.439%, 2/12/2039		5,755,000	5,797,921
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051		1,000,000	778,703
Morgan Stanley, 4.750%, 4/01/2014		6,665,000	6,615,812

See accompanying notes to financial statements.

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

United States – continued
Morgan Stanley, 5.375%, 11/14/2013	GBP	2,070,000	$3,351,305
Morgan Stanley Capital I, Series 2006-HQ10, Class A4, 5.328%, 11/12/2041		100,000	90,941
Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.650%, 6/11/2042(c)		700,000	660,578
Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.280%, 1/11/2043(c)		200,000	194,007
Motorola, Inc., 5.220%, 10/01/2097		60,000	32,944
Motorola, Inc., 6.500%, 9/01/2025		125,000	105,636
Motorola, Inc., 6.500%, 11/15/2028		115,000	94,853
Motorola, Inc., 6.625%, 11/15/2037		6,120,000	5,125,500
Nabors Industries, Inc., 6.150%, 2/15/2018		6,360,000	6,375,875
Nabors Industries, Inc., 9.250%, 1/15/2019		730,000	867,541
National Semiconductor Corp., 6.150%, 6/15/2012		9,275,000	9,677,952
National Semiconductor Corp., 6.600%, 6/15/2017		335,000	331,067
New Albertson’s, Inc., 7.450%, 8/01/2029		5,689,000	4,892,540
New Albertson’s, Inc., 7.750%, 6/15/2026		50,000	44,500
New Albertson’s, Inc., 8.000%, 5/01/2031		1,000,000	897,500
New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028		830,000	641,175
News America, Inc., 6.150%, 3/01/2037		3,730,000	3,649,607
Nextel Communications, Inc., Series D, 7.375%, 8/01/2015		5,525,000	4,958,687
Nextel Communications, Inc., Series F, 5.950%, 3/15/2014		540,000	477,900
NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A		1,740,000	2,112,129
NiSource Finance Corp., 6.400%, 3/15/2018		6,105,000	6,093,620
Owens & Minor, Inc., 6.350%, 4/15/2016(d)		7,740,000	6,978,516
Owens Brockway Glass Container, Inc., 6.750%, 12/01/2014	EUR	2,170,000	3,143,713
Panhandle Eastern Pipeline Co., 7.000%, 6/15/2018		1,515,000	1,685,828
Pemex Project Funding Master Trust, Series REGS, 6.625%, 4/04/2010	EUR	190,000	283,319
ProLogis, 6.625%, 5/15/2018		15,685,000	14,483,404
Questar Market Resources, Inc., 6.800%, 3/01/2020		4,495,000	4,626,276
Qwest Capital Funding, Inc., 6.500%, 11/15/2018		855,000	703,238
Qwest Capital Funding, Inc., 6.875%, 7/15/2028		365,000	275,575
Qwest Capital Funding, Inc., 7.750%, 2/15/2031		3,410,000	2,719,475
Qwest Corp., 6.875%, 9/15/2033		2,635,000	2,134,350
Qwest Corp., 7.200%, 11/10/2026		100,000	83,500
Qwest Corp., 7.250%, 9/15/2025		1,656,000	1,428,300
Qwest Corp., 7.250%, 10/15/2035		5,165,000	4,157,825
Qwest Corp., 7.500%, 6/15/2023		5,285,000	4,809,350
Reynolds American, Inc., 6.750%, 6/15/2017		9,935,000	10,328,019
Sierra Receivables Funding Co., Series 2009-3A, Class A1, 7.620%, 7/20/2026, 144A		13,000,000	13,000,000
Simon Property Group LP, 5.750%, 12/01/2015		15,000	15,344
Simon Property Group LP, 5.875%, 3/01/2017		50,000	50,990
Simon Property Group LP, 6.125%, 5/30/2018		5,240,000	5,279,693

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Global Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

United States – continued
Simon Property Group LP, 10.350%, 4/01/2019		$505,000	$628,448
SLM Corp., Series A, MTN, 5.000%, 10/01/2013		6,610,000	5,261,950
Soundview Home Equity Loan Trust, Series 2006-OPT5, Class 2A3, 0.396%, 7/25/2036(c)		1,075,000	639,015
Southern Natural Gas Co., 7.350%, 2/15/2031		70,000	75,547
Sprint Capital Corp., 6.900%, 5/01/2019		1,895,000	1,696,025
Sprint Capital Corp., 8.750%, 3/15/2032		655,000	618,975
Sprint Nextel Corp., 6.000%, 12/01/2016		100,000	89,250
Tennessee Gas Pipeline Co., 7.000%, 3/15/2027		170,000	180,636
Textron, Inc., 3.875%, 3/11/2013	EUR	11,350,000	15,336,262
Time Warner, Inc., 6.625%, 5/15/2029		2,170,000	2,226,611
Time Warner, Inc., 6.950%, 1/15/2028		2,795,000	2,946,782
Time Warner, Inc., 7.625%, 4/15/2031		25,000	28,019
U.S. Treasury Note, 1.000%, 7/31/2011		27,905,000	27,984,585
U.S. Treasury Note, 1.500%, 12/31/2013		14,265,000	13,967,446
U.S. Treasury Note, 2.625%, 6/30/2014		44,295,000	45,083,983
Union Pacific Corp., 5.375%, 6/01/2033		1,198,000	1,213,192
Union Pacific Corp., 5.650%, 5/01/2017		4,190,000	4,452,830
UnitedHealth Group, Inc., 5.800%, 3/15/2036		2,715,000	2,632,850
UnitedHealth Group, Inc., 6.000%, 2/15/2018		10,293,000	10,816,358
UnitedHealth Group, Inc., 6.500%, 6/15/2037		1,750,000	1,818,861
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048		300,000	270,128
Wells Fargo & Co., 4.625%, 11/02/2035	GBP	7,780,000	11,258,603
World Financial Network Credit Card Master Trust, Series 2008-A, Class M, 5.243%, 6/15/2014(c)		2,000,000	1,915,100

			570,961,330

TOTAL NON-CONVERTIBLE BONDS
(Identified Cost $1,741,809,258)			1,841,098,218

CONVERTIBLE BONDS – 0.2%

United States – 0.2%
ERP Operating LP, 3.850%, 8/15/2026		1,500,000	1,485,990
Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(e)		3,820,000	3,122,850

TOTAL CONVERTIBLE BONDS
(Identified Cost $4,022,749)			4,608,840

TOTAL BONDS AND NOTES
(Identified Cost $1,745,832,007)			1,845,707,058

		Shares

PREFERRED STOCKS – 0.1%

NON-CONVERTIBLE PREFERRED STOCKS – 0.1%

United States – 0.1%
Federal Home Loan Mortgage Corp., 5.000%(f)(g)		1,000	2,650

See accompanying notes to financial statements.

	Shares	Value (†)

PREFERRED STOCKS – continued

United States – continued
Federal Home Loan Mortgage Corp., 5.570%(f)(g)	33,383	$53,413
Federal Home Loan Mortgage Corp., 5.660%(f)(g)	5,433	8,964
Federal Home Loan Mortgage Corp., 6.420%(f)(g)	2,889	8,667
Federal Home Loan Mortgage Corp., 6.550%(f)(g)	1,755	3,194
Federal Home Loan Mortgage Corp., (fixed rate to 12/31/2012, variable rate thereafter), 8.375%(f)(g)	552,117	999,332
Federal National Mortgage Association, 4.750%(f)(g)	6,159	15,706
Federal National Mortgage Association, 5.125%(f)(g)	650	1,729
Federal National Mortgage Association, 5.375%(f)(g)	1,350	3,834
Federal National Mortgage Association, 6.750%(f)(g)	2,802	4,399
Federal National Mortgage Association, (fixed rate to 12/13/2010, variable rate thereafter), 8.250%(f)(g)	1,085,090	1,746,995

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
(Identified Cost $38,335,382)		2,848,883

TOTAL PREFERRED STOCKS
(Identified Cost $38,335,382)		2,848,883

	Principal Amount (‡)

SHORT-TERM INVESTMENTS – 1.7%
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation dated 9/30/2009 at 0.000% to be repurchased at $32,640,617 on 10/01/2009 collateralized by $8,850,000 Federal Home Loan Mortgage Corp., 3.030% due 5/05/2014 valued at $8,927,438; $24,245,000 Federal National Mortgage Association, 3.000% due 1/13/2014 valued at $24,366,225 including accrued interest (Note 2i of Notes to Financial Statements) (Identified Cost $32,640,617)	$32,640,617	32,640,617

TOTAL INVESTMENTS – 96.4%
(Identified Cost $1,816,808,006)(a)		1,881,196,558
Other Assets Less Liabilities—3.6%		70,009,889

NET ASSETS – 100.0%		$1,951,206,447

(‡) Principal amount stated in U.S. dollars unless otherwise noted.
(†) See Note 2a of Notes to Financial Statements.
(††) Amount shown represents units. One unit represents a principal amount of 100.
(a) Federal Tax Information: At September 30, 2009, the net unrealized appreciation on investments based on a cost of $1,822,783,746 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$118,401,026
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(59,988,214)

Net unrealized appreciation		$58,412,812

(b)	All or a portion of this security is held as collateral for open forward foreign currency contracts or open swap agreements.
(c)	Variable rate security. Rate as of September 30, 2009 is disclosed.
(d)	Illiquid security. At September 30, 2009, the value of this security amounted to $6,978,516 or 0.4% of net assets.
(e)	Step Bond: Coupon is a fixed rate for an initial period then resets at a specified date and rate.
(f)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.
(g)	Non-income producing security.
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the total value of these securities amounted to $245,230,688 or 12.6% of net assets.

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Global Bond Fund – continued

EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

    Key to Abbreviations: AUD: Australian Dollar; BRL: Brazilian Real; CAD: Canadian Dollar; EUR: Euro; GBP: British Pound; IDR: Indonesian Rupiah; ISK:     Icelandic Krona; JPY: Japanese Yen; MXN: Mexican Peso; NOK: Norwegian Krone; SEK: Swedish Krona; SGD: Singapore Dollar

At September 30, 2009, the Fund had the following open credit default swap agreement:

Buy Protection
Counterparty	Reference Obligation	(Pay)/Receive Fixed Rate	Expiration Date	Notional Value	Unamortized Up Front Payment	Market Value	Unrealized Depreciation
Morgan Stanley	CDX North America Investment Grade Index	(1.00)%	6/20/2014	$35,000,000	$339,259	$150,447	$(197,561	)*

*Unrealized	depreciation includes fees payable of $8,749.

At September 30, 2009, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Value	Unrealized Appreciation (Depreciation)
Sell[1]	12/14/2009	Japanese Yen	1,520,000,000	$16,941,201	$ (385,811)
Buy[1]	12/14/2009	South Korean Won	21,500,000,000	18,230,647	650,926
Buy[2]	12/14/2009	South Korean Won	43,930,000,000	37,249,877	1,256,431

Total					$1,521,546

[1]Counterparty	is UBS.
[2]Counterparty	is Barclays Bank PLC.

INDUSTRY SUMMARY AT SEPTEMBER 30, 2009 (Unaudited)

Treasuries	34.1%
Banking	8.8
Government Guaranteed	4.8
Sovereigns	4.7
Wirelines	4.6
Government Owned - No Guarantee	3.7
Supranational	2.1
Other Investments, less than 2% each	31.9
Short-Term Investments	1.7

Total Investments	96.4
Other assets less liabilities (including open Credit Default Swap Agreement & open Forward Foreign Currency Contracts)	3.6

Net Assets	100.0%

CURRENCY EXPOSURE AT SEPTEMBER 30, 2009 AS A PERCENTAGE OF NET ASSETS (Unaudited)

United States Dollar	40.0%
Euro	26.8
Japanese Yen	12.0
British Pound	6.0
Norwegian Krone	3.6
Canadian Dollar	2.8
Other, less than 2% each	5.2

Total Investments	96.4
Other assets less liabilities (including open Credit Default Swap Agreement & open Forward Foreign Currency Contracts)	3.6

Net Assets	100.0%

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Inflation Protected Securities Fund

		Principal Amount (‡)		Value (†)

BONDS AND NOTES – 96.1% of Net Assets

Banking – 1.1%
Goldman Sachs Group, Inc. (The), 6.125%, 2/15/2033		$10,000		$10,692
Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037		145,000		149,645

				160,337

Construction Machinery – 1.1%
Joy Global, Inc., 6.625%, 11/15/2036		165,000		153,743

Food & Beverage – 0.8%
Bottling Group LLC, 5.125%, 1/15/2019		40,000		42,626
Dean Foods Co., 6.900%, 10/15/2017		75,000		70,500

				113,126

Independent Energy – 0.2%
Chesapeake Energy Corp., 6.500%, 8/15/2017		35,000		32,113

Lodging – 0.3%
Royal Caribbean Cruises Ltd., 7.500%, 10/15/2027		50,000		39,000

Metals & Mining – 0.8%
Alcoa, Inc., 5.950%, 2/01/2037		85,000		71,487
United States Steel Corp., 6.650%, 6/01/2037		55,000		44,860

				116,347

Paper – 0.5%
Georgia-Pacific LLC, 7.700%, 6/15/2015		70,000		70,700

Pipelines – 0.2%
Colorado Interstate Gas Co., 5.950%, 3/15/2015		3,000		3,153
Southern Natural Gas Co., 7.350%, 2/15/2031		30,000		32,377

				35,530

Retailers – 0.8%
CVS Caremark Corp., 6.125%, 9/15/2039		105,000		106,808

Sovereigns – 0.8%
Mexican Fixed Rate Bonds, Series M-10, 8.000%, 12/17/2015	MXN	15,000	(††)	113,136

Technology – 1.3%
Agilent Technologies, Inc., 6.500%, 11/01/2017		105,000		109,267
Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029		90,000		68,512
Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028		15,000		11,419

				189,198

Textile – 0.1%
Jones Apparel Group, Inc., 6.125%, 11/15/2034		10,000		7,400

Tobacco – 1.3%
Altria Group, Inc., 9.950%, 11/10/2038		130,000		176,747

U.S. Treasuries – 82.9%
U.S. Treasury Inflation Indexed Bond, 1.375%, 7/15/2018		274,645		271,899
U.S. Treasury Inflation Indexed Bond, 1.625%, 1/15/2018		863,520		872,155

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Inflation Protected Securities Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

U.S. Treasuries – continued
U.S. Treasury Inflation Indexed Bond, 1.750%, 1/15/2028		$231,300	$221,614
U.S. Treasury Inflation Indexed Bond, 2.000%, 1/15/2026		146,484	146,164
U.S. Treasury Inflation Indexed Bond, 2.125%, 1/15/2019		190,587	200,117
U.S. Treasury Inflation Indexed Bond, 2.375%, 1/15/2017		865,015	920,430
U.S. Treasury Inflation Indexed Bond, 2.375%, 1/15/2025		645,529	676,798
U.S. Treasury Inflation Indexed Bond, 2.500%, 7/15/2016		261,270	280,049
U.S. Treasury Inflation Indexed Bond, 3.375%, 4/15/2032		1,431,706	1,767,710
U.S. Treasury Inflation Indexed Note, 0.625%, 4/15/2013		198,687	198,253
U.S. Treasury Inflation Indexed Note, 1.625%, 1/15/2015		541,382	551,533
U.S. Treasury Inflation Indexed Note, 1.875%, 7/15/2013		685,965	708,688
U.S. Treasury Inflation Indexed Note, 1.875%, 7/15/2015		476,100	491,871
U.S. Treasury Inflation Indexed Note, 2.000%, 1/15/2014		635,219	657,849
U.S. Treasury Inflation Indexed Note, 2.000%, 7/15/2014		645,529	670,947
U.S. Treasury Inflation Indexed Note, 2.000%, 1/15/2016		808,377	838,691
U.S. Treasury Inflation Indexed Note, 2.375%, 1/15/2027		357,753	375,977
U.S. Treasury Inflation Indexed Note, 2.625%, 7/15/2017		1,018,328	1,105,522
U.S. Treasury Inflation Indexed Note, 3.000%, 7/15/2012		586,917	623,966

			11,580,233

Wireless – 0.9%
ALLTEL Corp., 7.875%, 7/01/2032		20,000	24,620
Nextel Communications, Inc., Series D, 7.375%, 8/01/2015		20,000	17,950
Nextel Communications, Inc., Series E, 6.875%, 10/31/2013		5,000	4,638
Nextel Communications, Inc., Series F, 5.950%, 3/15/2014		10,000	8,850
Sprint Capital Corp., 6.875%, 11/15/2028		85,000	70,975

			127,033

Wirelines – 3.0%
AT&T Corp., 8.000%, 11/15/2031		80,000	99,683
Bell Canada, MTN, 5.000%, 2/15/2017	CAD	30,000	28,575
Bell Canada, MTN, 6.550%, 5/01/2029, 144A	CAD	5,000	4,598
Bell Canada, MTN, 7.300%, 2/23/2032	CAD	15,000	14,991
Bell Canada, Series M-17, 6.100%, 3/16/2035	CAD	35,000	30,528

See accompanying notes to financial statements.

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Wirelines – continued
BellSouth Telecommunications, Inc., 7.000%, 12/01/2095	$70,000	$69,506
Embarq Corp., 7.995%, 6/01/2036	165,000	172,394

		420,275

TOTAL BONDS AND NOTES
(Identified Cost $13,222,438)		13,441,726

	Shares

PREFERRED STOCKS – 0.1%

NON-CONVERTIBLE PREFERRED STOCKS – 0.1%

Thrifts & Mortgage Finance – 0.1%
Federal Home Loan Mortgage Corp., (fixed rate to 12/31/2012, variable rate thereafter), 8.375%(b)(c)	1,160	2,100
Federal National Mortgage Association, (fixed rate to 12/13/2010, variable rate thereafter), 8.250%(b)(c)	3,500	5,635

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
(Identified Cost $116,500)		7,735

TOTAL PREFERRED STOCKS
(Identified Cost $116,500)		7,735

	Principal Amount (‡)

SHORT-TERM INVESTMENTS – 3.4%
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2009 at 0.000% to be repurchased at $476,954 on 10/01/2009 collateralized by $485,000 Federal Home Loan Bank, 2.900% due 7/02/2013 valued at $489,244 including accrued interest (Note 2i of Notes to Financial Statements)
(Identified Cost $476,954)	$476,954	476,954

TOTAL INVESTMENTS – 99.6%
(Identified Cost $13,815,892)(a)		13,926,415
Other assets less liabilities—0.4%		49,574

NET ASSETS – 100.0%		$13,975,989

(‡) Principal amount stated in U.S. dollars unless otherwise noted.
(†) See Note 2a of Notes to Financial Statements.
(††) Amount shown represents units. One unit represents a principal amount of 100.
(a) Federal Tax Information:
At September 30, 2009, the net unrealized appreciation on investments based on a cost of $13,935,595 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$251,801
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(260,981)

Net unrealized depreciation		$(9,180)

(b)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.
(c)	Non-income producing security.
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the total value of this security amounted to $4,598 or 0.0% of net assets.
MTN	Medium Term Note

Key to Abbreviations: CAD: Canadian Dollar; MXN: Mexican Peso

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Inflation Protected Securities Fund – continued

At September 30, 2009, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Value	Unrealized Appreciation (Depreciation)
Buy[1]	10/30/2009	Singapore Dollar	400,000	$283,898	$7,566
Sell[1]	10/30/2009	Singapore Dollar	400,000	283,898	(6,332)

Total					$1,234

[1]Counterparty	is Barclays Bank PLC.

INDUSTRY SUMMARY AT SEPTEMBER 30, 2009 (Unaudited)

U.S. Treasuries	82.9%
Wirelines	3.0
Other Investments, less than 2% each	10.3
Short-Term Investments	3.4

Total Investments	99.6
Other assets less liabilities (including open Forward Foreign Currency Contracts)	0.4

Net Assets	100.0%

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Institutional High Income Fund

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – 87.5% of Net Assets

NON-CONVERTIBLE BONDS – 73.6%

ABS Home Equity – 0.4%
Soundview Home Equity Loan Trust, Series 2006-OPT5, Class 2A3, 0.396%, 7/25/2036(b)		$3,000,000	$1,783,298

Aerospace & Defense – 0.5%
Bombardier, Inc., 7.350%, 12/22/2026	CAD	600,000	503,644
Bombardier, Inc., 7.450%, 5/01/2034, 144A		2,075,000	1,810,437

			2,314,081

Airlines – 0.6%
American Airlines, Inc., Pass Through Trust, Series 93A6, 8.040%, 9/16/2011		15,049	9,876
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707%, 10/02/2022		359,719	334,539
Continental Airlines, Inc., Series 2000-2, Class B, 8.307%, 10/02/2019		318,569	280,341
Continental Airlines, Inc., Series 2001-1, Class B, 7.373%, 6/15/2017		165,782	137,599
Delta Air Lines, Inc., 9.500%, 9/15/2014, 144A		1,435,000	1,435,000
Delta Air Lines, Inc., Series 2007-1, Class B, 8.021%, 2/10/2024		439,294	347,042
Delta Air Lines, Inc., Series 2007-1, Class C, 8.954%, 8/10/2014		519,627	423,236

			2,967,633

Automotive – 4.4%
Cummins, Inc., 7.125%, 3/01/2028		350,000	331,625
FCE Bank PLC, EMTN, 4.625%, 10/25/2010	NOK	150,000	23,891
FCE Bank PLC, EMTN, 7.125%, 1/16/2012	EUR	150,000	208,527
FCE Bank PLC, EMTN, 7.875%, 2/15/2011	GBP	2,200,000	3,445,614
Ford Motor Co., 6.500%, 8/01/2018		20,000	15,925
Ford Motor Co., 6.625%, 2/15/2028		30,000	21,600
Ford Motor Co., 6.625%, 10/01/2028		1,510,000	1,087,200
Ford Motor Co., 7.125%, 11/15/2025		190,000	142,500
Ford Motor Co., 7.450%, 7/16/2031		1,685,000	1,364,850
Ford Motor Co., 7.500%, 8/01/2026		30,000	21,900
Ford Motor Credit Co. LLC, 7.250%, 10/25/2011		560,000	543,877
Ford Motor Credit Co. LLC, 7.500%, 8/01/2012		555,000	532,893
Ford Motor Credit Co. LLC, 8.000%, 6/01/2014		4,445,000	4,271,632
Ford Motor Credit Co. LLC, 8.000%, 12/15/2016		940,000	872,100
Ford Motor Credit Co. LLC, 8.625%, 11/01/2010		70,000	70,811
Ford Motor Credit Co. LLC, 8.700%, 10/01/2014		1,250,000	1,224,439
Ford Motor Credit Co. LLC, 9.750%, 9/15/2010		155,000	158,393
Ford Motor Credit Co. LLC, EMTN, 4.875%, 1/15/2010	EUR	130,000	188,809
Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028		2,090,000	1,818,300
Goodyear Tire & Rubber Co. (The), 7.857%, 8/15/2011		135,000	137,700
Goodyear Tire & Rubber Co. (The), 9.000%, 7/01/2015		633,000	656,737
Goodyear Tire & Rubber Co. (The), 10.500%, 5/15/2016		2,690,000	2,918,650

			20,057,973

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Institutional High Income Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Banking – 4.7%
Barclays Financial LLC, 4.160%, 2/22/2010, 144A	THB	50,000,000	$1,518,258
Barclays Financial LLC, EMTN, 4.100%, 3/22/2010, 144A	THB	11,000,000	334,708
Bear Stearns Cos., Inc. (The), 4.650%, 7/02/2018		20,000	19,085
Bear Stearns Cos., Inc. (The), 6.400%, 10/02/2017		5,000	5,439
BNP Paribas SA, EMTN, Zero Coupon, 6/13/2011, 144A	IDR	10,477,600,000	914,310
Citigroup, Inc., 5.000%, 9/15/2014		7,630,000	7,260,594
Citigroup, Inc., 5.875%, 2/22/2033		3,883,000	3,218,343
Citigroup, Inc., 6.000%, 10/31/2033		575,000	481,176
JPMorgan Chase & Co., EMTN, Zero Coupon, 3/28/2011	IDR	18,504,768,000	1,662,461
JPMorgan Chase & Co., Zero Coupon, 3/28/2011, 144A	IDR	5,376,000,000	482,978
JPMorgan Chase & Co., Zero Coupon, 5/17/2010, 144A	BRL	2,200,000	1,169,542
JPMorgan Chase London, EMTN, Zero Coupon, 10/21/2010, 144A	IDR	9,533,078,500	906,259
Merrill Lynch & Co., Inc., 6.110%, 1/29/2037		400,000	380,463
Merrill Lynch & Co., Inc., 7.750%, 5/14/2038		2,800,000	3,155,373
Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034		300,000	280,125

			21,789,114

Building Materials – 2.0%
Masco Corp., 4.800%, 6/15/2015		555,000	509,312
Masco Corp., 5.850%, 3/15/2017		440,000	405,789
Masco Corp., 6.125%, 10/03/2016		750,000	710,917
Masco Corp., 6.500%, 8/15/2032		670,000	542,108
Owens Corning, Inc., 7.000%, 12/01/2036		1,225,000	1,003,745
Owens Corning, Inc., 9.000%, 6/15/2019		2,760,000	2,964,265
USG Corp., 6.300%, 11/15/2016		2,795,000	2,375,750
USG Corp., 9.500%, 1/15/2018		475,000	458,375

			8,970,261

Chemicals – 1.8%
Borden, Inc., 7.875%, 2/15/2023		1,824,000	1,021,440
Borden, Inc., 9.200%, 3/15/2021		2,641,000	1,637,420
Hercules, Inc., 6.500%, 6/30/2029		2,558,000	1,422,888
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.750%, 11/15/2014		2,500,000	2,150,000
Mosaic Global Holdings, Inc., 7.300%, 1/15/2028		1,405,000	1,405,195
Mosaic Global Holdings, Inc., 7.375%, 8/01/2018		400,000	431,266

			8,068,209

Commercial Mortgage-Backed Securities – 0.2%
Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040		555,000	437,398
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 5.818%, 6/15/2049(b)		415,000	362,739
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049		205,000	172,804

			972,941

See accompanying notes to financial statements.

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Construction Machinery – 1.6%
Case New Holland, Inc., 7.750%, 9/01/2013, 144A	$2,500,000	$2,487,500
RSC Equipment Rental, Inc., 9.500%, 12/01/2014	295,000	284,675
Terex Corp., 8.000%, 11/15/2017	585,000	536,738
United Rentals North America, Inc., 7.000%, 2/15/2014	3,285,000	2,857,950
United Rentals North America, Inc., 7.750%, 11/15/2013	295,000	265,500
United Rentals North America, Inc., 10.875%, 6/15/2016, 144A	965,000	1,032,550

		7,464,913

Consumer Products – 0.2%
Acco Brands Corp., 7.625%, 8/15/2015	650,000	539,500
Acco Brands Corp., 10.625%, 3/15/2015, 144A	425,000	444,125

		983,625

Diversified Manufacturing – 0.6%
Textron, Inc., 5.600%, 12/01/2017	3,215,000	2,993,634

Electric – 2.9%
AES Corp. (The), 7.750%, 3/01/2014	1,185,000	1,193,887
AES Corp. (The), 7.750%, 10/15/2015	645,000	648,225
AES Ironwood LLC, 8.857%, 11/30/2025	332,830	305,371
Dynegy Holdings, Inc., 7.125%, 5/15/2018	100,000	77,000
Dynegy Holdings, Inc., 7.625%, 10/15/2026	490,000	335,650
Dynegy Holdings, Inc., 7.750%, 6/01/2019	1,250,000	1,065,625
Dynegy Holdings, Inc., 8.375%, 5/01/2016	250,000	233,750
Midwest Generation LLC, Series B, 8.560%, 1/02/2016	379,834	385,532
NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027	1,685,000	758,250
NiSource Finance Corp., 5.250%, 9/15/2017	894,000	840,035
NRG Energy, Inc., 7.375%, 2/01/2016	575,000	556,313
NRG Energy, Inc., 8.500%, 6/15/2019	180,000	180,225
Quezon Power Philippines Co., 8.860%, 6/15/2017	781,875	731,053
RRI Energy, Inc., 7.875%, 6/15/2017	1,025,000	1,000,656
Salton Sea Funding Corp., Series F, 7.475%, 11/30/2018	824,620	893,822
Texas Competitive Electric Holdings Co. LLC, Series A, 10.250%, 11/01/2015	2,090,000	1,504,800
TXU Corp., Series P, 5.550%, 11/15/2014	920,000	627,851
TXU Corp., Series Q, 6.500%, 11/15/2024	1,515,000	700,718
TXU Corp., Series R, 6.550%, 11/15/2034	420,000	188,921
White Pine Hydro Portfolio LLC, 7.260%, 7/20/2015(c)	1,000,000	880,733

		13,108,417

Food & Beverage – 0.5%
ARAMARK Corp., 5.000%, 6/01/2012	475,000	448,875
Chiquita Brands International, Inc., 7.500%, 11/01/2014	940,000	935,300
Sara Lee Corp., 6.125%, 11/01/2032	690,000	702,396
Smithfield Foods, Inc., 7.750%, 7/01/2017	255,000	209,737

		2,296,308

Government Owned – No Guarantee – 0.0%
DP World Ltd., 6.850%, 7/02/2037, 144A	200,000	175,898

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Institutional High Income Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Healthcare – 4.1%
HCA, Inc., 5.750%, 3/15/2014		$410,000	$361,825
HCA, Inc., 6.250%, 2/15/2013		30,000	28,650
HCA, Inc., 6.300%, 10/01/2012		625,000	600,000
HCA, Inc., 6.375%, 1/15/2015		560,000	498,400
HCA, Inc., 6.500%, 2/15/2016		550,000	488,125
HCA, Inc., 6.750%, 7/15/2013		20,000	19,150
HCA, Inc., 7.050%, 12/01/2027		1,000,000	758,421
HCA, Inc., 7.190%, 11/15/2015		965,000	893,825
HCA, Inc., 7.500%, 12/15/2023		865,000	698,287
HCA, Inc., 7.500%, 11/06/2033		4,200,000	3,249,863
HCA, Inc., 7.690%, 6/15/2025		1,370,000	1,112,515
HCA, Inc., 8.360%, 4/15/2024		375,000	305,152
HCA, Inc., 9.125%, 11/15/2014		3,000,000	3,097,500
HCA, Inc., MTN, 7.580%, 9/15/2025		560,000	453,063
HCA, Inc., MTN, 7.750%, 7/15/2036		1,520,000	1,191,368
Tenet Healthcare Corp., 6.875%, 11/15/2031		5,839,000	4,554,420
Tenet Healthcare Corp., 9.250%, 2/01/2015		300,000	313,125

			18,623,689

Home Construction – 1.2%
K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2015		185,000	140,600
K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016		1,068,000	801,000
K. Hovnanian Enterprises, Inc., 6.375%, 12/15/2014		425,000	323,000
K. Hovnanian Enterprises, Inc., 6.500%, 1/15/2014		272,000	212,160
K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016		755,000	573,800
K. Hovnanian Enterprises, Inc., 7.750%, 5/15/2013		10,000	7,700
KB Home, 7.250%, 6/15/2018		1,260,000	1,228,500
Lennar Corp., Series B, 5.500%, 9/01/2014		95,000	88,825
Lennar Corp., Series B, 5.600%, 5/31/2015		2,000,000	1,845,000
Pulte Homes, Inc., 6.000%, 2/15/2035		400,000	302,000

			5,522,585

Independent Energy – 1.4%
Chesapeake Energy Corp., 6.250%, 1/15/2017	EUR	250,000	336,570
Chesapeake Energy Corp., 6.500%, 8/15/2017		1,110,000	1,018,425
Chesapeake Energy Corp., 6.875%, 11/15/2020		1,415,000	1,259,350
Connacher Oil and Gas Ltd., 10.250%, 12/15/2015, 144A		704,000	573,760
Hilcorp Energy I LP, 7.750%, 11/01/2015, 144A		985,000	930,825
Pioneer Natural Resources Co., 5.875%, 7/15/2016		335,000	309,635
Pioneer Natural Resources Co., 6.875%, 5/01/2018		910,000	868,425
Pioneer Natural Resources Co., 7.200%, 1/15/2028		920,000	798,488
Swift Energy Co., 7.125%, 6/01/2017		415,000	361,050

			6,456,528

Industrial Other – 0.1%
Great Lakes Dredge & Dock Corp., 7.750%, 12/15/2013		300,000	294,375

Life Insurance – 0.5%
MetLife, Inc., 10.750%, 8/01/2069		1,810,000	2,181,050

See accompanying notes to financial statements.

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Local Authorities – 2.6%
Province of Ontario, Canada, 4.200%, 3/08/2018	CAD	12,200,000	$11,832,285

Lodging – 0.3%
Felcor Lodging LP, 9.000%, 6/01/2011		715,000	717,681
Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 5/01/2012		500,000	518,750

			1,236,431

Media Cable – 0.1%
Virgin Media Finance PLC, 9.125%, 8/15/2016		685,000	703,838

Media Non-Cable – 0.0%
R.H. Donnelley Corp., Series A-2, 6.875%, 1/15/2013(d)		510,000	29,325
R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017(d)		1,460,000	83,950

			113,275

Metals & Mining – 3.5%
Alcoa, Inc., 5.720%, 2/23/2019		1,700,000	1,538,956
Algoma Acquisition Corp., 9.875%, 6/15/2015, 144A		1,245,000	1,045,800
ArcelorMittal, 9.850%, 6/01/2019		575,000	680,112
ArcelorMittal USA Partnership, 9.750%, 4/01/2014		255,000	267,113
Ryerson, Inc., 12.000%, 11/01/2015		775,000	736,250
Steel Dynamics, Inc., 6.750%, 4/01/2015		750,000	718,125
Steel Dynamics, Inc., 7.375%, 11/01/2012		295,000	297,950
Teck Resources Ltd., 10.250%, 5/15/2016		1,195,000	1,350,350
Teck Resources Ltd., 10.750%, 5/15/2019		1,145,000	1,331,062
United States Steel Corp., 6.050%, 6/01/2017		4,740,000	4,427,122
United States Steel Corp., 6.650%, 6/01/2037		2,020,000	1,647,589
United States Steel Corp., 7.000%, 2/01/2018		2,035,000	1,954,357

			15,994,786

Non-Captive Consumer – 1.3%
American General Finance Corp., MTN, 5.750%, 9/15/2016		700,000	485,959
SLM Corp., Series A, MTN, 5.000%, 4/15/2015		750,000	558,835
SLM Corp., Series A, MTN, 5.000%, 6/15/2018		115,000	72,119
SLM Corp., Series A, MTN, 6.500%, 6/15/2010(c)(e)	NZD	4,720,000	3,195,119
SLM Corp., Series A, MTN, 8.450%, 6/15/2018		2,020,000	1,610,950

			5,922,982

Non-Captive Diversified – 3.3%
CIT Group, Inc., 4.750%, 12/15/2010		205,000	141,618
CIT Group, Inc., 5.400%, 2/13/2012		46,000	30,191
CIT Group, Inc., 5.400%, 1/30/2016		88,000	55,476
CIT Group, Inc., 5.800%, 10/01/2036		200,000	119,938
CIT Group, Inc., 5.850%, 9/15/2016		16,000	10,084
CIT Group, Inc., EMTN, 3.800%, 11/14/2012	EUR	300,000	274,378
CIT Group, Inc., EMTN, 4.650%, 9/19/2016	EUR	1,050,000	883,497
CIT Group, Inc., EMTN, 5.000%, 5/13/2014	EUR	200,000	172,675
CIT Group, Inc., EMTN, 5.500%, 12/20/2016	GBP	300,000	273,284
CIT Group, Inc., GMTN, 4.250%, 2/01/2010		130,000	93,726

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Institutional High Income Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Non-Captive Diversified – continued
CIT Group, Inc., GMTN, 4.250%, 9/22/2011	EUR	1,750,000	$1,626,147
CIT Group, Inc., GMTN, 5.000%, 2/13/2014		64,000	40,882
CIT Group, Inc., GMTN, 5.000%, 2/01/2015		130,000	83,260
CIT Group, Inc., MTN, 4.250%, 3/17/2015	EUR	1,260,000	1,069,415
CIT Group, Inc., MTN, 5.125%, 9/30/2014		26,000	16,656
CIT Group, Inc., Series A, GMTN, 6.000%, 4/01/2036		22,000	12,710
CIT Group, Inc., Series A, MTN, 5.650%, 2/13/2017		141,000	88,168
General Electric Capital Corp., 5.625%, 5/01/2018		10,000	9,952
General Electric Capital Corp., MTN, 5.875%, 1/14/2038		60,000	55,025
General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016	NZD	250,000	173,211
General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015	NZD	3,035,000	2,095,921
GMAC, Inc., 5.375%, 6/06/2011, 144A		442,000	407,745
GMAC, Inc., 6.000%, 4/01/2011, 144A		201,000	188,437
GMAC, Inc., 6.000%, 12/15/2011, 144A		937,000	866,725
GMAC, Inc., 6.625%, 12/17/2010, 144A		23,000	22,080
GMAC, Inc., 6.625%, 5/15/2012, 144A		47,000	43,240
GMAC, Inc., 6.750%, 12/01/2014, 144A		149,000	126,650
GMAC, Inc., 6.875%, 9/15/2011, 144A		53,000	50,085
GMAC, Inc., 6.875%, 8/28/2012, 144A		94,000	86,480
GMAC, Inc., 7.000%, 2/01/2012, 144A		110,000	102,300
GMAC, Inc., 7.500%, 12/31/2013, 144A		314,000	274,750
GMAC, Inc., 8.000%, 12/31/2018, 144A		585,000	441,675
GMAC, Inc., 8.000%, 11/01/2031, 144A		208,000	167,440
International Lease Finance Corp., 4.750%, 1/13/2012		375,000	318,058
International Lease Finance Corp., 5.000%, 4/15/2010		550,000	534,145
International Lease Finance Corp., 5.000%, 9/15/2012		455,000	365,043
International Lease Finance Corp., 5.125%, 11/01/2010		1,245,000	1,165,792
International Lease Finance Corp., Series Q, MTN, 5.250%, 1/10/2013		320,000	257,909
International Lease Finance Corp., Series R, MTN, 5.625%, 9/15/2010		250,000	238,569
International Lease Finance Corp., Series R, MTN, 6.625%, 11/15/2013		820,000	650,193
iStar Financial, Inc., 5.500%, 6/15/2012		65,000	39,650
iStar Financial, Inc., 5.650%, 9/15/2011		100,000	69,000
iStar Financial, Inc., 5.875%, 3/15/2016		20,000	11,000
iStar Financial, Inc., 6.050%, 4/15/2015		20,000	10,450
iStar Financial, Inc., 8.625%, 6/01/2013		1,770,000	1,115,100
iStar Financial, Inc., Series B, 5.700%, 3/01/2014		70,000	37,800
iStar Financial, Inc., Series B, 5.950%, 10/15/2013		565,000	322,050

			15,238,580

Oil Field Services – 0.2%
Complete Production Services, Inc., 8.000%, 12/15/2016		560,000	509,600

See accompanying notes to financial statements.

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Oil Field Services – continued
North American Energy Partners, Inc., 8.750%, 12/01/2011	$545,000	$534,100

		1,043,700

Packaging – 0.3%
Owens-Illinois, Inc., 7.800%, 5/15/2018	1,555,000	1,558,888

Paper – 6.2%
Georgia-Pacific LLC, 7.250%, 6/01/2028	1,240,000	1,103,600
Georgia-Pacific LLC, 7.750%, 11/15/2029	3,620,000	3,330,400
Georgia-Pacific LLC, 8.000%, 1/15/2024	1,270,000	1,257,300
Georgia-Pacific LLC, 8.875%, 5/15/2031	4,890,000	4,938,900
International Paper Co., 7.950%, 6/15/2018	3,645,000	3,951,027
International Paper Co., 8.700%, 6/15/2038	3,759,000	4,167,047
International Paper Co., 9.375%, 5/15/2019	2,490,000	2,915,531
Jefferson Smurfit Corp., 7.500%, 6/01/2013(d)	515,000	365,006
Smurfit-Stone Container Enterprises, Inc., 8.000%, 3/15/2017(d)	2,800,000	1,988,000
Stone Container Finance, 7.375%, 7/15/2014(d)	980,000	803,600
Westvaco Corp., 7.950%, 2/15/2031	650,000	636,599
Westvaco Corp., 8.200%, 1/15/2030	2,380,000	2,334,459
Weyerhaeuser Co., 7.375%, 3/15/2032	845,000	748,484

		28,539,953

Pharmaceuticals – 2.0%
Elan Financial PLC, 7.750%, 11/15/2011	5,195,000	5,292,406
Elan Financial PLC, 8.875%, 12/01/2013	1,810,000	1,823,575
Valeant Pharmaceuticals International, 8.375%, 6/15/2016, 144A	1,890,000	1,918,350

		9,034,331

Pipelines – 2.5%
El Paso Corp., 6.950%, 6/01/2028	1,430,000	1,189,554
El Paso Corp., 7.420%, 2/15/2037	1,055,000	906,045
El Paso Corp., 12.000%, 12/12/2013	1,000,000	1,140,000
El Paso Corp., GMTN, 7.750%, 1/15/2032	2,210,000	2,024,798
El Paso Corp., GMTN, 7.800%, 8/01/2031	550,000	504,415
El Paso Corp., GMTN, 8.050%, 10/15/2030	1,105,000	1,021,329
Kinder Morgan Finance Co., 5.700%, 1/05/2016	345,000	328,613
Transportadora de Gas del Sur SA, 7.875%, 5/14/2017, 144A	250,000	215,000
Williams Cos., Inc. (The), 7.500%, 1/15/2031	3,345,000	3,416,523
Williams Cos., Inc. (The), 7.750%, 6/15/2031	70,000	73,400
Williams Cos., Inc. (The), 8.750%, 3/15/2032	430,000	493,108

		11,312,785

Property & Casualty Insurance – 0.7%
Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033	3,410,000	3,133,906
MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A	690,000	303,600

		3,437,506

Railroads – 0.1%
Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)	314,000	213,520

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Institutional High Income Fund – continued

		Principal Amount (‡)		Value (†)

BONDS AND NOTES – continued

Railroads – continued
Missouri Pacific Railroad Co., Series A, 4.750%, 1/01/2020(c)		$30,000		$26,475

				239,995

REITs – 1.4%
Colonial Realty LP, 6.250%, 6/15/2014		575,000		548,645
Highwoods Properties, Inc., 5.850%, 3/15/2017		470,000		413,945
ProLogis, 5.500%, 4/01/2012		1,385,000		1,368,514
ProLogis, 5.625%, 11/15/2015		100,000		90,871
ProLogis, 5.625%, 11/15/2016		1,090,000		978,022
ProLogis, 6.625%, 5/15/2018		1,935,000		1,786,764
Simon Property Group LP, 5.250%, 12/01/2016		500,000		492,850
Simon Property Group LP, 5.875%, 3/01/2017		550,000		560,894

				6,240,505

Retailers – 3.4%
Dillard’s, Inc., 6.625%, 1/15/2018		500,000		380,000
Dillard’s, Inc., 7.000%, 12/01/2028		450,000		299,250
Dillard’s, Inc., 7.130%, 8/01/2018		750,000		583,125
Dillard’s, Inc., 7.750%, 7/15/2026		1,500,000		1,057,500
Foot Locker, Inc., 8.500%, 1/15/2022		1,679,000		1,586,655
Macy’s Retail Holdings, Inc., 5.900%, 12/01/2016		1,405,000		1,287,250
Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037		3,653,000		2,877,994
Macy’s Retail Holdings, Inc., 7.000%, 2/15/2028		295,000		232,743
Macy’s Retail Holdings, Inc., 8.875%, 7/15/2015		2,365,000		2,467,168
Toys R Us, Inc., 7.375%, 10/15/2018		5,185,000		4,510,950
Toys R Us, Inc., 7.875%, 4/15/2013		197,000		189,120

				15,471,755

Sovereigns – 2.9%
Indonesia Government International Bond, 6.625%, 2/17/2037, 144A		3,132,000		3,085,020
Indonesia Government International Bond, 7.750%, 1/17/2038, 144A		650,000		718,250
Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022	IDR	1,881,000,000		191,795
Indonesia Treasury Bond, Series FR44, 10.000%, 9/15/2024	IDR	24,214,000,000		2,375,730
Indonesia Treasury Bond, Series ZC3, Zero Coupon, 11/20/2012	IDR	4,897,000,000		389,890
Mexican Fixed Rate Bonds, Series M-10, 7.250%, 12/15/2016	MXN	208,681	(††)	1,504,229
Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023	MXN	95,000	(††)	690,205
Mexican Fixed Rate Bonds, Series MI-10, 9.000%, 12/20/2012	MXN	180,000	(††)	1,421,516
Republic of Brazil, 10.250%, 1/10/2028	BRL	4,170,000		2,259,652
Republic of Iceland, Zero Coupon, 11/16/2009	ISK	20,000,000		127,843
Republic of Iceland, 7.000%, 3/17/2010	ISK	18,085,000		116,596
Republic of Iceland, 7.250%, 5/17/2013	ISK	49,000,000		314,074
Republic of Iceland, 8.000%, 7/22/2011	ISK	26,100,000		170,482
United Mexican States, Series A, MTN, 6.050%, 1/11/2040		112,000		111,720

				13,477,002

See accompanying notes to financial statements.

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Supermarkets – 0.8%
American Stores Co., 8.000%, 6/01/2026		$110,000	$99,000
American Stores Co., Series B, MTN, 7.100%, 3/20/2028		1,865,000	1,473,350
New Albertson’s, Inc., 7.450%, 8/01/2029		1,525,000	1,311,500
New Albertson’s, Inc., 8.000%, 5/01/2031		480,000	430,800
New Albertson’s, Inc., 8.700%, 5/01/2030		180,000	163,800
New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028		240,000	185,400

			3,663,850

Supranational – 0.2%
European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A	IDR	1,639,380,000	120,736
Inter-American Development Bank, EMTN, Zero Coupon, 5/20/2013	IDR	8,600,000,000	613,256
International Bank for Reconstruction & Development, 9.500%, 5/27/2010	ISK	42,500,000	277,122

			1,011,114

Technology – 4.6%
Affiliated Computer Services, Inc., 5.200%, 6/01/2015		496,000	487,320
Agilent Technologies, Inc., 6.500%, 11/01/2017		1,560,000	1,623,398
Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029		6,580,000	5,009,025
Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028		3,055,000	2,325,619
Amkor Technology, Inc., 7.750%, 5/15/2013		2,685,000	2,685,000
Amkor Technology, Inc., 9.250%, 6/01/2016		480,000	494,400
Corning, Inc., 6.850%, 3/01/2029		801,000	817,373
Eastman Kodak Co., 7.250%, 11/15/2013		765,000	627,300
Freescale Semiconductor, Inc., 10.125%, 12/15/2016		210,000	139,650
Motorola, Inc., 5.220%, 10/01/2097		80,000	43,926
Motorola, Inc., 6.500%, 9/01/2025		190,000	160,566
Motorola, Inc., 6.500%, 11/15/2028		700,000	577,368
Motorola, Inc., 6.625%, 11/15/2037		70,000	58,625
Nortel Networks Capital Corp., 7.875%, 6/15/2026(d)		2,275,000	1,274,000
Nortel Networks Ltd., 6.875%, 9/01/2023(d)		1,000,000	280,000
Seagate Technology International, 10.000%, 5/01/2014, 144A		4,030,000	4,402,775

			21,006,345

Textile – 0.1%
Jones Apparel Group, Inc., 6.125%, 11/15/2034		890,000	658,600

Transportation Services – 1.2%
APL Ltd., 8.000%, 1/15/2024(c)		2,685,000	2,194,987
Atlas Air, Inc., Series 1999-1B, 7.630%, 7/02/2016		357,692	268,269
Atlas Air, Inc., Series 1999-1C, 8.770%, 7/02/2012(f)		399,542	279,679
Atlas Air, Inc., Series 2000-1, Class C, 9.702%, 7/02/2011(f)		40,344	28,241
Atlas Air, Inc., Series B, 7.680%, 1/02/2014		2,013,527	1,711,498
Atlas Air, Inc., Series C, 8.010%, 1/02/2010(f)		289,324	202,527

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Institutional High Income Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Textile – continued
Erac USA Finance Co., 5.600%, 5/01/2015, 144A		$700,000	$686,389

			5,371,590

Treasuries – 1.8%
Canadian Government, 2.000%, 9/01/2012	CAD	8,615,000	8,068,320

Wireless – 1.8%
Nextel Communications, Inc., Series D, 7.375%, 8/01/2015		1,995,000	1,790,512
Nextel Communications, Inc., Series E, 6.875%, 10/31/2013		765,000	709,538
Nextel Communications, Inc., Series F, 5.950%, 3/15/2014		805,000	712,425
Sprint Capital Corp., 6.875%, 11/15/2028		1,525,000	1,273,375
Sprint Capital Corp., 6.900%, 5/01/2019		615,000	550,425
Sprint Capital Corp., 8.750%, 3/15/2032		215,000	203,175
True Move Co. Ltd., 10.375%, 8/01/2014, 144A		400,000	374,000
True Move Co. Ltd., 10.750%, 12/16/2013, 144A		2,765,000	2,654,400

			8,267,850

Wirelines – 4.6%
Axtel SAB de CV, 9.000%, 9/22/2019, 144A		410,000	416,150
FairPoint Communications, Inc., 13.125%, 4/02/2018(f)		5,334,157	653,434
Frontier Communications Corp., 7.875%, 1/15/2027		3,180,000	2,901,750
Frontier Communications Corp., 9.000%, 8/15/2031		2,330,000	2,283,400
Hawaiian Telcom Communications, Inc., Series B, 12.500%, 5/01/2015(d)		50,000	63
Level 3 Financing, Inc., 8.750%, 2/15/2017		590,000	489,700
Level 3 Financing, Inc., 9.250%, 11/01/2014		1,675,000	1,476,094
Qwest Capital Funding, Inc., 6.500%, 11/15/2018		1,439,000	1,183,577
Qwest Capital Funding, Inc., 6.875%, 7/15/2028		800,000	604,000
Qwest Capital Funding, Inc., 7.625%, 8/03/2021		1,385,000	1,170,325
Qwest Capital Funding, Inc., 7.750%, 2/15/2031		5,332,000	4,252,270
Qwest Corp., 6.500%, 6/01/2017		210,000	197,400
Qwest Corp., 6.875%, 9/15/2033		1,936,000	1,568,160
Qwest Corp., 7.200%, 11/10/2026		1,500,000	1,252,500
Qwest Corp., 7.250%, 9/15/2025		645,000	556,312
Qwest Corp., 7.250%, 10/15/2035		1,407,000	1,132,635
Qwest Corp., 7.500%, 6/15/2023		985,000	896,350

			21,034,120

TOTAL NON-CONVERTIBLE BONDS
(Identified Cost $310,749,295)			337,504,918

CONVERTIBLE BONDS – 13.9%

Airlines – 0.1%
AMR Corp., 6.250%, 10/15/2014		510,000	538,688

Construction Machinery – 0.0%
United Rentals North America, Inc., 1.875%, 10/15/2023		40,000	37,800

See accompanying notes to financial statements.

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Diversified Manufacturing – 0.0%
Trinity Industries, Inc., 3.875%, 6/01/2036	$255,000	$188,063

Electric – 0.1%
CMS Energy Corp., 5.500%, 6/15/2029	250,000	285,938

Healthcare – 2.1%
Affymetrix, Inc., 3.500%, 1/15/2038	1,216,000	978,880
Health Management Associates, Inc., 3.750%, 5/01/2028, 144A	3,325,000	3,329,156
Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(g)	2,000,000	1,635,000
LifePoint Hospitals, Inc., 3.250%, 8/15/2025	345,000	301,875
LifePoint Hospitals, Inc., 3.500%, 5/15/2014	455,000	386,181
Omnicare, Inc., 3.250%, 12/15/2035	3,658,000	2,807,515

		9,438,607

Independent Energy – 0.7%
Chesapeake Energy Corp., 2.250%, 12/15/2038	3,885,000	2,904,037
Penn Virginia Corp., 4.500%, 11/15/2012	120,000	108,000

		3,012,037

Industrial Other – 0.2%
Incyte Corp., 3.500%, 2/15/2011	1,100,000	1,072,500

Lodging – 0.5%
Host Hotels & Resorts, Inc., 2.625%, 4/15/2027, 144A	2,514,000	2,309,737

Media Non-Cable – 0.0%
Liberty Media LLC, 3.500%, 1/15/2031	61,699	37,868

Metals & Mining – 1.4%
ArcelorMittal, 5.000%, 5/15/2014	1,000,000	1,443,750
Steel Dynamics, Inc., 5.125%, 6/15/2014	1,250,000	1,475,000
United States Steel Corp., 4.000%, 5/15/2014	2,280,000	3,625,200

		6,543,950

Oil Field Services – 0.2%
Transocean, Inc., Series B, 1.500%, 12/15/2037	1,120,000	1,080,800

Pharmaceuticals – 2.8%
Human Genome Sciences, Inc., 2.250%, 10/15/2011	2,215,000	3,065,006
Human Genome Sciences, Inc., 2.250%, 8/15/2012	3,325,000	4,143,781
Kendle International, Inc., 3.375%, 7/15/2012	2,715,000	2,395,988
Nektar Therapeutics, 3.250%, 9/28/2012	1,995,000	1,810,463
Valeant Pharmaceuticals International, 4.000%, 11/15/2013	1,165,000	1,253,831

		12,669,069

Technology – 4.4%
Advanced Micro Devices, Inc., 5.750%, 8/15/2012	2,635,000	2,210,106
Advanced Micro Devices, Inc., 6.000%, 5/01/2015	1,960,000	1,467,550
Alcatel-Lucent USA, Inc., Series B, 2.875%, 6/15/2025	1,835,000	1,532,225
Ciena Corp., 0.250%, 5/01/2013	540,000	431,325
Ciena Corp., 0.875%, 6/15/2017	2,355,000	1,622,006
Intel Corp., 3.250%, 8/01/2039, 144A	5,750,000	6,145,312
Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	3,020,000	2,472,625

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Institutional High Income Fund – continued

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Technology – continued
Kulicke & Soffa Industries, Inc., 1.000%, 6/30/2010	$490,000	$464,888
Maxtor Corp., 5.750%, 3/01/2012(c)	1,324,000	1,204,840
Nortel Networks Corp., 2.125%, 4/15/2014(d)	795,000	437,250
Richardson Electronics Ltd., 7.750%, 12/15/2011	132,000	117,480
Teradyne, Inc., 4.500%, 3/15/2014	1,050,000	1,967,438

		20,073,045

Textile – 0.0%
Dixie Yarns, Inc., 7.000%, 5/15/2012	16,000	13,120

Wireless – 0.3%
NII Holdings, Inc., 2.750%, 8/15/2025	255,000	250,219
NII Holdings, Inc., 3.125%, 6/15/2012	1,155,000	1,009,181

		1,259,400

Wirelines – 1.1%
Level 3 Communications, Inc., 3.500%, 6/15/2012	1,955,000	1,554,225
Level 3 Communications, Inc., 5.250%, 12/15/2011	590,000	525,100
Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(c)	2,210,000	2,342,600
Level 3 Communications, Inc., 10.000%, 5/01/2011	805,000	794,937

		5,216,862

TOTAL CONVERTIBLE BONDS
(Identified Cost $52,269,947)		63,777,484

TOTAL BONDS AND NOTES
(Identified Cost $363,019,242)		401,282,402

BANK LOANS – 0.6%

Airlines – 0.0%
Delta Airlines, Inc., Secured Term Loan, 9/27/2013(h)	205,000	203,462

Media Non-Cable – 0.1%
Idearc, Inc., Term Loan B, 6.250%, 11/17/2014(d)(i)	510,970	216,100
Tribune Co., Term Loan X, 5.000%, 6/04/2009(d)(i)(l)	25,600	12,432

		228,532

Paper – 0.3%
Smurfit-Stone Container Enterprises, Inc., CAD Revolver, 2.993%, 11/01/2009(i)	213,344	206,487
Smurfit-Stone Container Enterprises, Inc., Offering-CL Deposit, 4.500%, 11/01/2010(i)	129,110	124,960
Smurfit-Stone Container Enterprises, Inc., Revolver, 2.847%, 11/02/2009(i)	643,242	622,569
Smurfit-Stone Container Enterprises, Inc., Tranche B Term Loan, 2.570%, 11/01/2011(i)	146,930	142,208
Smurfit-Stone Container Enterprises, Inc., Tranche C Term Loan, 2.570%, 11/01/2011(i)	276,940	268,039
Smurfit-Stone Container Enterprises, Inc., Tranche C1 Term Loan, 2.570%, 11/01/2011(i)	83,731	81,040

		1,445,303

See accompanying notes to financial statements.

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Technology – 0.1%
Sungard Data Systems, Inc., Tranche A, 2.004%, 2/28/2014(i)	$10,887	$10,177
Sungard Data Systems, Inc., Tranche B, 4.079%, 2/26/2016(i)	301,702	293,707

		303,884

Wirelines – 0.1%
Fairpoint Communications, Inc., Initial Term Loan A, 4.750%, 3/31/2014(i)	80,000	60,200
Fairpoint Communications, Inc., Initial Term Loan B, 3/31/2015(h)	80,000	60,125
Fairpoint Communications, Inc., Initial Term Loan B, 5.000%, 3/31/2015(i)	80,000	60,125
Hawaiian Telcom Communications, Inc., Tranche C Term Loan, 4.750%, 6/01/2014(i)(j)	157,134	96,951
Level 3 Financing, Inc., Tranche A Term Loan, 2.683%, 3/13/2014(i)	70,000	61,863

		339,264

TOTAL BANK LOANS
(Identified Cost $2,714,557)		2,520,445

	Shares

COMMON STOCKS – 2.3%

Biotechnology – 1.4%
EPIX Pharmaceuticals, Inc.(f)	77,970	1,092
EPIX Pharmaceuticals, Inc., Contingent Value Rights(f)	230	—
Vertex Pharmaceuticals, Inc.(f)	165,617	6,276,884

		6,277,976

Containers & Packaging – 0.3%
Owens-Illinois, Inc.(f)	40,621	1,498,915

Electronic Equipment Instruments & Components – 0.3%
Corning, Inc.	69,766	1,068,118

Food Products – 0.0%
ConAgra Foods, Inc.	3,100	67,208

Household Durables – 0.0%
KB Home	6,775	112,533

Oil, Gas & Consumable Fuels – 0.0%
Chesapeake Energy Corp.	2,846	80,826

Pharmaceuticals – 0.2%
Bristol-Myers Squibb Co.	43,200	972,864

REITs – 0.1%
Apartment Investment & Management Co.	6,185	91,229
Associated Estates Realty Corp.	32,565	313,275
Developers Diversified Realty Corp.	7,868	72,700

		477,204

TOTAL COMMON STOCKS
(Identified Cost $5,532,578)		10,555,644

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Institutional High Income Fund – continued

	Shares	Value (†)

PREFERRED STOCKS – 1.5%

CONVERTIBLE PREFERRED STOCKS – 0.8%

Automotive – 0.2%
Ford Motor Co. Capital Trust II, 6.500%	32,158	$968,599

Commercial Banks – 0.0%
Wells Fargo & Co., Series L, Class A, 7.500%	138	123,234

Diversified Financial Services – 0.1%
CIT Group, Inc., 8.750%	12,005	74,311
Sovereign Capital Trust IV, 4.375%	14,200	429,550

		503,861

Electric Utilities – 0.2%
AES Trust III, 6.750%	17,119	754,306
CMS Energy Trust I, 7.750%(c)(e)	4,150	145,250

		899,556

Hotels, Restaurants & Leisure – 0.0%
Six Flags, Inc., 7.250%(f)	9	4

Machinery – 0.1%
United Rentals Trust, 6.500%	14,328	356,409

Oil, Gas & Consumable Fuels – 0.0%
El Paso Energy Capital Trust I, 4.750%	5,700	190,594

REITs – 0.0%
FelCor Lodging Trust, Inc., Series A, 7.800%	1,100	12,650

Semiconductors & Semiconductor Equipment – 0.2%
Lucent Technologies Capital Trust, 7.750%	1,150	879,750

TOTAL CONVERTIBLE PREFERRED STOCKS
(Identified Cost $4,402,031)		3,934,657

NON-CONVERTIBLE PREFERRED STOCKS – 0.7%

Diversified Financial Services – 0.1%
Bank of America Corp., 6.375%,	18,000	323,100
Preferred Blocker, Inc., 7.000%, 144A	448	260,526

		583,626

Thrifts & Mortgage Finance – 0.6%
Countrywide Capital IV, 6.750%	7,075	142,703
Federal Home Loan Mortgage Corp., 5.000%(f)(k)	1,350	3,578
Federal Home Loan Mortgage Corp., 5.570%(f)(k)	31,000	49,600
Federal Home Loan Mortgage Corp., 5.660%(f)(k)	986,100	1,627,065
Federal Home Loan Mortgage Corp., 5.700%(f)(k)	2,200	5,654
Federal Home Loan Mortgage Corp., 5.790%(f)(k)	7,100	18,886
Federal Home Loan Mortgage Corp., 5.810%(f)(k)	1,600	4,368
Federal Home Loan Mortgage Corp., 5.900%(f)(k)	4,700	7,990
Federal Home Loan Mortgage Corp., 6.000%(f)(k)	1,700	5,015
Federal Home Loan Mortgage Corp., 6.420%(f)(k)	151,250	453,750
Federal Home Loan Mortgage Corp., 6.550%(f)(k)	4,150	7,553
Federal Home Loan Mortgage Corp., (fixed rate to 12/31/2012, variable rate thereafter), 8.375%,(f)(k)	28,100	50,861

See accompanying notes to financial statements.

	Shares	Value (†)

PREFERRED STOCKS – continued

Thrifts & Mortgage Finance – continued
Federal National Mortgage Association, 4.750%(f)(k)	4,850	$12,367
Federal National Mortgage Association, 5.125%(f)(k)	900	2,394
Federal National Mortgage Association, 5.375%(f)(k)	1,850	5,254
Federal National Mortgage Association, 5.810%(f)(k)	1,400	3,906
Federal National Mortgage Association, 6.750%(f)(k)	2,200	3,454
Federal National Mortgage Association, (fixed rate to 12/13/2010, variable rate thereafter), 8.250%(f)(k)	73,150	117,771

		2,522,169

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
(Identified Cost $3,078,150)		3,105,795

TOTAL PREFERRED STOCKS
(Identified Cost $7,480,181)		7,040,452

CLOSED END INVESTMENT COMPANIES – 0.4%
BlackRock Senior High Income Fund, Inc.	14,183	48,647
Dreyfus High Yield Strategies Fund	78,008	276,928
DWS High Income Trust	11,261	92,453
Highland Credit Strategies Fund	31,505	200,057
Van Kampen High Income Trust II	8,400	116,172
Western Asset Managed High Income Fund, Inc.	197,293	1,191,650

TOTAL CLOSED END INVESTMENT COMPANIES
(Identified Cost $2,266,291)		1,925,907

EXCHANGE TRADED FUNDS – 3.2%
iShares iBoxx $ High Yield Corporate Bond Fund	79,406	6,856,708
SPDR Barclays Capital High Yield Bond	195,666	7,531,184

TOTAL EXCHANGE TRADED FUNDS
(Identified Cost $13,545,018)		14,387,892

WARRANTS – 0.0%

Pharmaceuticals – 0.0%
Valeant Pharmaceuticals International, Expiration 8/16/2010(e)(f)
(Identified Cost $0)	31,159	—

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Institutional High Income Fund – continued

	Principal Amount (‡)	Value (†)

SHORT-TERM INVESTMENTS – 3.7%
Repurchase Agreement with State Street Corporation, dated 9/30/2009 at 0.000% to be repurchased at $2,627 on 10/01/2009 collateralized by $5,000 U.S. Treasury Bill, due 11/05/2009 with a value of $5,000 including accrued interest (Note 2i of Notes to Financial Statements)	$2,627	$2,627
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2009 at 0.000% to be repurchased at $16,905,236 on 10/01/2009 collateralized by $17,255,000 Federal Home Loan Mortgage Corp. Discount Note, due 12/31/2009 with a value of $17,246,373 including accrued interest (Note 2i of Notes to Financial Statements)	16,905,236	16,905,236

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $16,907,863)		16,907,863

TOTAL INVESTMENTS – 99.2%
(Identified Cost $411,465,730)(a)		454,620,605
Other assets less liabilities—0.8%		3,895,394

NET ASSETS – 100.0%		$458,515,999

(‡) Principal amount stated in U.S. dollars unless otherwise noted.
(†) See Note 2a of Notes to Financial Statements.
(††) Amount shown represents units. One unit represents a principal amount of 100.
(a) Federal Tax Information:
At September 30, 2009, the net unrealized appreciation on investments based on a cost of $412,206,096 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$61,003,557
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(18,589,048)

Net unrealized appreciation		$42,414,509

(b)	Variable rate security. Rate as of September 30, 2009 is disclosed.
(c)	Illiquid security. At September 30, 2009, the value of these securities amounted to $10,203,524 or 2.2% of net assets.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Fair valued security by the Fund’s investment adviser. At September 30, 2009 the value of these securities amounted to $3,340,369 or 0.7% of net assets.
(f)	Non-income producing security.
(g)	Step Bond: Coupon is a fixed rate for an initial period then resets at a specified date and rate.
(h)	All or a portion of this security has not settled. Contract rates are not determined and do not take effect until settlement date.
(i)	Variable rate security. Rate shown represents the weighted average rate at September 30, 2009.
(j)	All or portion of interest payment is paid-in-kind.
(k)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.
(l)	Issuer has filed for bankruptcy.
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the total value of these securities amounted to $47,321,558 or 10.3% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

Key to Abbreviations: BRL: Brazilian Real; CAD: Canadian Dollar; EUR: Euro; GBP: British Pound; IDR: Indonesian Rupiah; ISK: Icelandic Krona; MXN: Mexican Peso; NOK: Norwegian Krone; NZD: New Zealand Dollar; THB: Thai Baht

See accompanying notes to financial statements.

INDUSTRY SUMMARY AT SEPTEMBER 30, 2009 (Unaudited)

Technology	9.1%
Paper	6.5
Healthcare	6.2
Wirelines	5.8
Pharmaceuticals	5.0
Metals & Mining	4.9
Banking	4.7
Automotive	4.6
Retailers	3.4
Non-Captive Diversified	3.3
Exchange Traded Funds	3.2
Electric	3.0
Sovereigns	2.9
Local Authorities	2.6
Pipelines	2.5
Wireless	2.1
Independent Energy	2.1
Building Materials	2.0
Other Investments, less than 2% each	21.6
Short-Term Investments	3.7

Total Investments	99.2
Other assets less liabilities	0.8

Net Assets	100.0%

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Intermediate Duration Fixed Income Fund

	Principal Amount	Value (†)

BONDS AND NOTES – 92.5% of Net Assets

ABS Car Loan – 0.1%
Americredit Automobile Receivables Trust, Series 2004-DF, Class A4, 3.430%, 7/06/2011	$27,434	$27,633

ABS Credit Card – 4.5%
BA Credit Card Trust, Series 2008-A5, Class A5, 1.443%, 12/16/2013(b)	260,000	261,640
Capital One Multi-Asset Execution Trust, Series 2004-A4, Class A4, 0.463%, 3/15/2017(b)	60,000	57,570
Chase Issuance Trust, Series 2007-A16, Class A16, 0.599%, 6/16/2014(b)	315,000	311,867
Citibank Credit Card Issuance Trust, Series 2008-C6, Class C6, 6.300%, 6/20/2014	255,000	263,789
Discover Card Master Trust I, Series 2007-3, Class A2, 0.293%, 10/16/2014(b)	150,000	145,993
MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3, 0.503%, 8/16/2021(b)	140,000	127,350
MBNA Credit Card Master Note Trust, Series 2004-B1, Class B1, 4.450%, 8/15/2016	110,000	106,685

		1,274,894

ABS Home Equity – 0.8%
Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	125,500	94,363
Countrywide Asset-Backed Certificates, Series 2006-S1, Class A2, 5.549%, 8/25/2021	173,764	92,043
GSAMP Trust, Series 2005-WMC3, Class A2B, 0.486%, 12/25/2035(b)	61,731	38,995

		225,401

Aerospace & Defense – 0.6%
General Dynamics Corp., 5.250%, 2/01/2014	155,000	169,889

Automotive – 0.8%
Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	235,000	220,574

Banking – 10.7%
American Express Co., 5.500%, 9/12/2016	85,000	84,268
American Express Co., 6.150%, 8/28/2017	120,000	126,047
Bank of America Corp., 5.650%, 5/01/2018	205,000	202,415
Bank One Corp., 5.900%, 11/15/2011	5,000	5,346
Barclays Bank PLC, 5.200%, 7/10/2014	125,000	132,040
Bear Stearns Cos., Inc. (The), 5.350%, 2/01/2012	130,000	138,098
Bear Stearns Cos., Inc. (The), 7.250%, 2/01/2018	280,000	319,772
Citigroup, Inc., 5.300%, 10/17/2012	325,000	335,319
Credit Suisse NY, 6.000%, 2/15/2018	110,000	115,165
Goldman Sachs Group, Inc. (The), 6.150%, 4/01/2018	355,000	373,429
Merrill Lynch & Co., Inc., 5.450%, 2/05/2013	350,000	362,922
Morgan Stanley, 5.300%, 3/01/2013	400,000	419,133
Wachovia Corp., 5.300%, 10/15/2011	45,000	47,677
Wells Fargo & Co., 5.250%, 10/23/2012	305,000	325,415

		2,987,046

See accompanying notes to financial statements.

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Collateralized Mortgage Obligations – 1.7%
Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 6.006%, 7/25/2021(b)	$236,310	$168,962
Federal Home Loan Mortgage Corp., 5.000%, 8/15/2024	298,093	309,672

		478,634

Commercial Mortgage-Backed Securities – 11.5%
Banc of America Commercial Mortgage, Inc., Series 2006-2, Class A4, 5.739%, 5/10/2045(b)	205,000	197,075
Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/2049	490,000	486,426
Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A4, 5.719%, 6/11/2040(b)	250,000	228,363
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.431%, 10/15/2049	45,000	40,667
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4, 5.816%, 12/10/2049(b)	140,000	126,156
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 5.918%, 7/10/2038(b)	165,000	150,958
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	50,000	45,022
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A2, 5.479%, 11/10/2039	410,000	408,117
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A2, 5.861%, 4/15/2045(b)	375,000	380,578
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4, 5.746%, 2/12/2049(b)	85,000	72,759
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3, 4.647%, 7/15/2030	230,000	230,352
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, 5.420%, 2/12/2039(b)	320,000	292,083
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4, 5.909%, 6/12/2046(b)	210,000	197,540
Morgan Stanley Capital I, Series 2006-T23, Series A2, 5.741%, 8/12/2041(b)	205,000	207,317
Morgan Stanley Capital I, Series 2007-HQ13, Class A3, 5.569%, 12/15/2044	70,000	57,768
Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.650%, 6/11/2042(b)	100,000	94,368

		3,215,549

Construction Machinery – 0.7%
Caterpillar Financial Services Corp., MTN, 6.125%, 2/17/2014	90,000	98,668
John Deere Capital Corp., MTN, 4.500%, 4/03/2013	90,000	95,154

		193,822

Consumer Products – 0.8%
Hasbro, Inc., 6.125%, 5/15/2014	50,000	54,387
Koninklijke (Royal) Philips Electronics NV, 4.625%, 3/11/2013	175,000	184,384

		238,771

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Intermediate Duration Fixed Income Fund – continued

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Distributors – 0.4%
EQT Corp., 8.125%, 6/01/2019	$40,000	$45,655
Sempra Energy, 6.500%, 6/01/2016	70,000	77,381

		123,036

Diversified Manufacturing – 0.2%
Tyco International Finance SA, 4.125%, 10/15/2014	65,000	64,775

Electric – 3.7%
Carolina Power & Light Co., 6.500%, 7/15/2012	5,000	5,528
Consolidated Edison Co. of NY, Inc., 7.125%, 12/01/2018	125,000	148,265
Duke Energy Corp., 5.625%, 11/30/2012	150,000	165,634
Nisource Finance Corp., 7.875%, 11/15/2010	145,000	152,542
Pacific Gas & Electric Co., 6.250%, 12/01/2013	135,000	151,622
Southern California Edison Co., 5.750%, 3/15/2014	165,000	182,876
Virginia Electric and Power Co., 5.100%, 11/30/2012	205,000	222,126

		1,028,593

Entertainment – 2.1%
Time Warner, Inc., 5.875%, 11/15/2016	165,000	174,969
Time Warner, Inc., 6.500%, 11/15/2036	45,000	46,046
Viacom, Inc., Class B, 6.875%, 4/30/2036	205,000	216,561
Walt Disney Co., 5.700%, 7/15/2011	145,000	155,215

		592,791

Environmental – 0.2%
Waste Management, Inc., 6.375%, 3/11/2015	40,000	44,260

Food & Beverage – 3.4%
Anheuser-Busch Cos., Inc., 6.450%, 9/01/2037	200,000	217,854
Bunge Ltd. Finance Corp., 8.500%, 6/15/2019	45,000	51,877
General Mills, Inc., 5.650%, 9/10/2012	225,000	245,558
HJ Heinz Finance Co., 6.000%, 3/15/2012	100,000	108,310
Kellogg Co., 5.125%, 12/03/2012	175,000	189,963
Kraft Foods, Inc., 6.750%, 2/19/2014	130,000	145,030

		958,592

Government Owned – No Guarantee – 0.6%
Federal National Mortgage Association, 5.375%, 6/12/2017	150,000	169,454

Health Insurance – 1.2%
UnitedHealth Group, Inc., 4.875%, 2/15/2013	180,000	187,087
WellPoint, Inc., 5.250%, 1/15/2016	100,000	101,977
WellPoint, Inc., 6.000%, 2/15/2014	35,000	37,672

		326,736

Healthcare – 1.9%
Express Scripts, Inc., 6.250%, 6/15/2014	20,000	21,979
Hospira, Inc., 5.550%, 3/30/2012	250,000	265,291
McKesson Corp., 6.500%, 2/15/2014	45,000	49,327
Medco Health Solutions, Inc., 6.125%, 3/15/2013	170,000	184,064

		520,661

See accompanying notes to financial statements.

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Hybrid ARMs – 1.8%
FHLMC, 4.428%, 1/01/2035(b)(d)	$208,537	$212,382
Indymac Index Mortgage Loan Trust, Series 2006-AR25, Class 3A1, 5.922%, 9/25/2036(b)	509,768	294,207

		506,589

Independent Energy – 1.8%
Devon Energy Corp., 5.625%, 1/15/2014	125,000	134,381
EnCana Corp., 6.500%, 5/15/2019	80,000	88,812
Talisman Energy, Inc., 5.850%, 2/01/2037	15,000	14,428
Talisman Energy, Inc., 6.250%, 2/01/2038	55,000	56,107
Talisman Energy, Inc., 7.750%, 6/01/2019	25,000	29,396
XTO Energy, Inc., 4.900%, 2/01/2014	5,000	5,187
XTO Energy, Inc., 5.750%, 12/15/2013	170,000	183,620

		511,931

Integrated Energy – 1.5%
BP Capital Markets PLC, 3.875%, 3/10/2015	190,000	196,282
ConocoPhillips, 5.750%, 2/01/2019	130,000	141,632
Hess Corp., 7.000%, 2/15/2014	35,000	39,058
Marathon Oil Corp., 6.500%, 2/15/2014	35,000	38,541

		415,513

Media Cable – 2.1%
Comcast Corp., 4.950%, 6/15/2016	160,000	163,657
Cox Communications, Inc., 4.625%, 1/15/2010	5,000	5,046
Cox Communications, Inc., 5.450%, 12/15/2014	215,000	230,958
Time Warner Cable, Inc., 6.200%, 7/01/2013	170,000	185,197

		584,858

Media Non-Cable – 1.2%
Reed Elsevier Capital, Inc., 7.750%, 1/15/2014	125,000	142,093
Thomson Reuters Corp., 5.950%, 7/15/2013	175,000	192,118

		334,211

Metals & Mining – 1.8%
ArcelorMittal, 9.850%, 6/01/2019	135,000	159,678
United States Steel Corp., 6.050%, 6/01/2017	175,000	163,449
Vale Overseas Ltd., 6.250%, 1/23/2017	165,000	176,648

		499,775

Mortgage Related – 4.2%
FHLMC, 4.500%, 12/01/2019	12,518	13,177
FHLMC, 5.500%, 3/01/2013	6,491	6,930
FHLMC, 6.000%, 11/01/2012	10,654	11,221
FHLMC, 6.500%, 1/01/2024	3,553	3,830
FHLMC, 8.000%, 7/01/2025	367	416
FNMA, 5.500%, with various maturities from 2017 to 2020(c)	1,043,787	1,117,045
FNMA, 6.000%, 9/01/2021	6,684	7,141
FNMA, 7.500%, 6/01/2016	2,036	2,216
FNMA, 8.000%, 6/01/2015	2,855	3,101
GNMA, 6.500%, 12/15/2023	9,151	9,731

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Intermediate Duration Fixed Income Fund – continued

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Mortgage Related – continued
GNMA, 8.500%, 9/15/2022	$1,880	$2,146
GNMA, 9.500%, 1/15/2019	6,361	7,153

		1,184,107

Non-Captive Consumer – 0.7%
HSBC Finance Corp., 4.750%, 4/15/2010	205,000	207,964

Non-Captive Diversified – 2.3%
General Electric Capital Corp., MTN, 5.875%, 1/14/2038	20,000	18,342
General Electric Capital Corp., Series A, MTN, 4.875%, 3/04/2015	515,000	530,803
iStar Financial, Inc., 5.150%, 3/01/2012	170,000	101,150

		650,295

Oil Field Services – 0.4%
Halliburton Co., 6.150%, 9/15/2019	110,000	123,388

Pharmaceuticals – 0.6%
Eli Lilly & Co., 4.200%, 3/06/2014	155,000	164,460
Schering-Plough Corp., 5.550%, 12/01/2013	5,000	5,474

		169,934

Pipelines – 2.0%
Energy Transfer Partners LP, 6.000%, 7/01/2013	170,000	180,164
Kinder Morgan Energy Partners LP, 5.000%, 12/15/2013	185,000	193,377
Spectra Energy Capital LLC, 5.668%, 8/15/2014	175,000	185,747

		559,288

Property & Casualty Insurance – 0.1%
Willis North America, Inc., 7.000%, 9/29/2019	15,000	15,423

Railroads – 1.4%
Burlington Northern Santa Fe Corp., 7.000%, 2/01/2014	175,000	200,114
CSX Corp., 6.150%, 5/01/2037	30,000	31,778
Union Pacific Corp., 5.750%, 11/15/2017	160,000	171,521

		403,413

Refining – 0.5%
Valero Energy Corp., 9.375%, 3/15/2019	125,000	145,659

REITs – 2.6%
Colonial Realty LP, 4.800%, 4/01/2011	36,000	34,947
ERP Operating LP, 6.625%, 3/15/2012	165,000	174,390
Federal Realty Investment Trust, 5.400%, 12/01/2013	105,000	102,108
ProLogis, 5.500%, 4/01/2012	255,000	251,965
Simon Property Group LP, 5.300%, 5/30/2013	170,000	173,805

		737,215

Retailers – 1.1%
CVS Caremark Corp., 5.750%, 6/01/2017	160,000	171,281
Macy’s Retail Holdings, Inc., 5.350%, 3/15/2012	130,000	126,540

		297,821

See accompanying notes to financial statements.

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Supermarkets – 0.6%
Kroger Co., 6.200%, 6/15/2012	$50,000	$54,587
Kroger Co., 6.400%, 8/15/2017	35,000	38,726
Kroger Co., 6.750%, 4/15/2012	65,000	71,488

		164,801

Technology – 4.0%
Agilent Technologies, Inc., 6.500%, 11/01/2017	120,000	124,877
Corning, Inc., 6.200%, 3/15/2016	45,000	45,991
Equifax, Inc., 7.000%, 7/01/2037	65,000	63,859
IBM International Group Capital, 5.050%, 10/22/2012	230,000	250,311
National Semiconductor Corp., 6.600%, 6/15/2017	175,000	172,945
Oracle Corp., 4.950%, 4/15/2013	170,000	183,993
Pitney Bowes, Inc., 5.250%, 1/15/2037	95,000	98,098
Xerox Corp., 6.400%, 3/15/2016	170,000	178,116

		1,118,190

Tobacco – 1.3%
Altria Group, Inc., 9.700%, 11/10/2018	115,000	142,837
Philip Morris International, Inc., 6.875%, 3/17/2014	185,000	211,337

		354,174

Treasuries – 9.5%
U.S. Treasury Inflation Indexed Bond, 1.375%, 7/15/2018	599,226	593,234
U.S. Treasury Inflation Indexed Bond, 1.625%, 1/15/2018	298,120	301,101
U.S. Treasury Note, 1.125%, 6/30/2011	1,150,000	1,156,648
U.S. Treasury Note, 2.750%, 2/15/2019	55,000	52,486
U.S. Treasury Note, 4.250%, 8/15/2014	140,000	153,038
U.S. Treasury Note, 4.500%, 2/15/2016	70,000	77,235
U.S. Treasury Note, 4.750%, 8/15/2017(d)	45,000	50,143
U.S. Treasury Note, 4.875%, 7/31/2011	250,000	268,330

		2,652,215

Wireless – 1.2%
Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	5,000	4,425
Sprint Nextel Corp., 6.000%, 12/01/2016	170,000	151,725
Vodafone Group PLC, 5.350%, 2/27/2012	175,000	187,425

		343,575

Wirelines – 3.9%
AT&T, Inc., 5.100%, 9/15/2014	180,000	194,070
Embarq Corp., 7.995%, 6/01/2036	155,000	161,946
Qwest Corp., 6.875%, 9/15/2033	260,000	210,600
Telecom Italia Capital SA, 4.950%, 9/30/2014	185,000	191,435
Telefonica Emisiones SAU, 4.949%, 1/15/2015	125,000	132,601
Verizon Communications, Inc., 6.350%, 4/01/2019	175,000	193,247

		1,083,899

TOTAL BONDS AND NOTES
(Identified Cost $24,995,897)		25,925,349

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Intermediate Duration Fixed Income Fund – continued

	Principal Amount	Value (†)

SHORT-TERM INVESTMENTS – 7.0%
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2009 at 0.000% to be repurchased at $1,127,253 on 10/01/2009 collateralized by $1,140,000 Federal Home Loan Bank, 2.900% due 7/02/2013 valued at $1,149,975 including accrued interest (Note 2i of Notes to Financial Statements)	$1,127,253	$1,127,253
U.S. Treasury Bill, Zero Coupon, 11/27/2009	840,000	839,927

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $1,967,196)		1,967,180

TOTAL INVESTMENTS – 99.5%
(Identified Cost $26,963,093)(a)		27,892,529
Other assets less liabilities—0.5%		134,800

NET ASSETS – 100.0%		$28,027,329

(†) See Note 2a of Notes to Financial Statements.
(a) Federal Tax Information: At September 30, 2009, the net unrealized appreciation on investments based on a cost of $26,981,458 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$1,496,016
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(584,945)

Net unrealized appreciation		$911,071

(b)	Variable rate security. Rate as of September 30, 2009 is disclosed.
(c)	The Fund’s investment in mortgage related securities of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(d)	All or a portion of this security is held as collateral for open futures contracts.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

At September 30, 2009, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation
10 Year U.S. Treasury Note	12/21/2009	13	$1,538,266	$21,914

See accompanying notes to financial statements.

INDUSTRY SUMMARY AT SEPTEMBER 30, 2009 (Unaudited)

Commercial Mortgage-Backed Securities	11.5%
Banking	10.7
Treasuries	9.5
ABS Credit Card	4.5
Mortgage Related	4.2
Technology	4.0
Wirelines	3.9
Electric	3.7
Food & Beverage	3.4
REITs	2.6
Non-Captive Diversified	2.3
Entertainment	2.1
Media Cable	2.1
Pipelines	2.0
Other Investments, less than 2% each	26.0
Short-Term Investments	7.0

Total Investments	99.5
Other assets less liabilities (including open Futures Contracts)	0.5

Net Assets	100.0%

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Investment Grade Fixed Income Fund

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – 92.9% of Net Assets

NON-CONVERTIBLE BONDS – 91.5%

ABS Car Loan – 0.9%
ARG Funding Corp., Series 2005-2A, Class A5, 0.406%, 5/20/2011, 144A(b)		$4,645,000	$4,645,012

ABS Credit Card – 0.1%
World Financial Network Credit Card, Series 2008-B, Class M, 7.800%, 10/15/2013		732,000	730,287

ABS Home Equity – 0.0%
Countrywide Asset-Backed Certificates, Series 2006-S1, Class A2, 5.549%, 8/25/2021		201,312	106,635
Countrywide Asset-Backed Certificates, Series 2006-S3, Class A3, 6.287%, 6/25/2021		414,324	123,102

			229,737

ABS Other – 0.9%
Community Program Loan Trust, Series 1987-A, Class A5, 4.500%, 4/01/2029		2,500,000	2,252,931
Sierra Receivables Funding Co., Series 2009-3A, Class A1, 7.620%, 7/20/2026, 144A		2,345,000	2,345,000

			4,597,931

Aerospace & Defense – 0.0%
Boeing Capital Corp., 6.500%, 2/15/2012		165,000	181,711

Airlines – 2.2%
American Airlines, Inc., Pass Through Trust, Series 2009-1A, 10.375%, 7/02/2019		670,000	708,478
Continental Airlines, Inc., 9.000%, 7/08/2016		5,000,000	5,294,300
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707%, 10/02/2022		359,719	334,539
Delta Air Lines, Inc., Series 2007-1, Class B, 8.021%, 2/10/2024		2,148,150	1,697,038
Qantas Airways Ltd., 6.050%, 4/15/2016, 144A		3,455,000	3,397,723

			11,432,078

Automotive – 0.6%
Cummins, Inc., 5.650%, 3/01/2098		1,295,000	785,094
Ford Motor Co., 6.375%, 2/01/2029		2,665,000	1,918,800
Ford Motor Credit Co. LLC, 8.000%, 12/15/2016		300,000	278,330

			2,982,224

Banking – 7.3%
Associates Corp. of North America, 6.950%, 11/01/2018		1,120,000	1,095,777
BAC Capital Trust VI, 5.625%, 3/08/2035		1,045,000	810,283
Bank of America Corp., 5.420%, 3/15/2017		230,000	219,755
Barclays Financial LLC, 4.060%, 9/16/2010, 144A	KRW	940,000,000	805,452
Barclays Financial LLC, 4.160%, 2/22/2010, 144A	THB	70,000,000	2,125,561
Barclays Financial LLC, 4.460%, 9/23/2010, 144A	KRW	1,950,000,000	1,676,843
Barclays Financial LLC, EMTN, 4.100%, 3/22/2010, 144A	THB	17,000,000	517,276
Bear Stearns Co., Inc. (The), 5.550%, 1/22/2017		230,000	232,581
BNP Paribas SA, EMTN, Zero Coupon, 6/13/2011, 144A	IDR	7,484,000,000	653,079
Citibank NA, 15.000%, 7/02/2010, 144A	BRL	4,000,000	2,352,088

See accompanying notes to financial statements.

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Banking – continued
Citigroup, Inc., 5.850%, 12/11/2034		$270,000	$231,757
Citigroup, Inc., 5.875%, 5/29/2037		370,000	322,604
Citigroup, Inc., 6.125%, 8/25/2036		145,000	124,439
Goldman Sachs Group, Inc. (The), 6.150%, 4/01/2018		870,000	915,164
Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037		2,420,000	2,497,515
JPMorgan Chase & Co., EMTN, Zero Coupon, 3/28/2011	IDR	8,972,574,000	806,093
JPMorgan Chase & Co., Zero Coupon, 3/28/2011, 144A	IDR	5,376,000,000	482,978
JPMorgan Chase & Co., Zero Coupon, 5/17/2010, 144A	BRL	8,035,000	4,271,485
JPMorgan Chase London, EMTN, Zero Coupon, 10/21/2010, 144A	IDR	9,533,078,500	906,259
JPMorgan Chase & Co., 4.750%, 5/01/2013		60,000	63,522
Merrill Lynch & Co., Inc., 6.110%, 1/29/2037		2,870,000	2,729,823
Merrill Lynch & Co., Inc., Series C, MTN, 5.000%, 1/15/2015		235,000	237,281
Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034		1,700,000	1,587,377
Morgan Stanley, 4.750%, 4/01/2014		3,550,000	3,523,801
Morgan Stanley, 5.375%, 10/15/2015		1,300,000	1,341,900
Morgan Stanley, EMTN, 5.450%, 1/09/2017		260,000	260,363
Morgan Stanley, Series F, MTN, 5.550%, 4/27/2017		1,100,000	1,095,829
Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017		695,000	707,610
National City Bank of Indiana, 4.250%, 7/01/2018		420,000	369,250
Standard Chartered Bank, 6.400%, 9/26/2017, 144A		300,000	312,153
Standard Chartered PLC, 5.500%, 11/18/2014, 144A		4,500,000	4,809,474
Washington Mutual Finance Corp., 6.875%, 5/15/2011		135,000	140,703

			38,226,075

Brokerage – 0.7%
Jefferies Group, Inc., 8.500%, 7/15/2019		3,450,000	3,651,370

Building Materials – 1.2%
Masco Corp., 0.600%, 3/12/2010(b)		1,085,000	1,067,765
Masco Corp., 4.800%, 6/15/2015		555,000	509,312
Masco Corp., 5.850%, 3/15/2017		655,000	604,072
Masco Corp., 6.125%, 10/03/2016		1,695,000	1,606,672
Masco Corp., 6.500%, 8/15/2032		200,000	161,823
Masco Corp., 7.750%, 8/01/2029		375,000	339,056
Owens Corning, Inc., 6.500%, 12/01/2016		815,000	795,189
Owens Corning, Inc., 7.000%, 12/01/2036		1,400,000	1,147,137

			6,231,026

Chemicals – 2.1%
Chevron Phillips Chemical Co. LLC, 8.250%, 6/15/2019, 144A		4,450,000	5,374,323
Lubrizol Corp., 6.500%, 10/01/2034		2,255,000	2,355,063

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Investment Grade Fixed Income Fund – continued

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Chemicals – continued
Methanex Corp., 6.000%, 8/15/2015	$980,000	$832,729
PPG Industries, Inc., 6.650%, 3/15/2018	2,410,000	2,627,536

		11,189,651

Collateralized Mortgage Obligations – 0.2%
CS First Boston Mortgage Securities Corp., Series 2005-7, Class 3A1, 5.000%, 8/25/2020	291,159	249,943
Federal Home Loan Mortgage Corp., Series 2912, Class EH, 5.500%, 1/15/2035	675,000	715,922

		965,865

Commercial Mortgage-Backed Securities – 4.4%
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A4, 5.179%, 9/10/2047(b)	160,000	155,663
Banc of America Commercial Mortgage, Inc., Series 2006-1, Class A2, 5.334%, 9/10/2045	220,000	222,382
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A2, 5.270%, 12/11/2040	280,000	280,498
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4, 5.540%, 9/11/2041	600,000	572,697
Bear Stearns Commercial Mortgage Securities, Series 2006-T24, Class A4, 5.537%, 10/12/2041	360,000	343,228
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	600,000	540,106
Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A4, 5.719%, 6/11/2040(b)	407,000	371,775
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A2, 5.408%, 1/15/2046	155,000	156,036
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, 5.768%, 6/10/2046(b)	480,000	459,176
Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.723%, 6/15/2039(b)	3,525,000	2,782,857
Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.809%, 9/15/2039(b)	2,030,000	1,608,232
Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	685,000	539,851
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 4/10/2037	485,000	483,815
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	1,500,000	1,350,654
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	1,003,000	888,872
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/2039	805,000	754,685
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039	350,000	307,597
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP6, Class A4, 5.475%, 4/15/2043	1,180,000	1,104,026
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4, 5.875%, 4/15/2045(b)	1,100,000	1,022,960
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 5.818%, 6/15/2049(b)	4,055,000	3,544,355
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	1,405,000	1,184,343

See accompanying notes to financial statements.

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Commercial Mortgage-Backed Securities – continued
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5, 4.739%, 7/15/2030		$480,000	$462,347
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4, 5.882%, 6/15/2038(b)		380,000	359,803
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4, 5.372%, 9/15/2039		390,000	355,162
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A2, 5.303%, 2/15/2040		915,000	905,268
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A2, 5.439%, 2/12/2039		335,000	337,498
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4, 5.909%, 6/12/2046(b)		235,000	221,057
Morgan Stanley Capital I, Series 2005-HQ6, Class A4A, 4.989%, 8/13/2042		350,000	340,584
Morgan Stanley Capital I, Series 2005-T19, Class A4A, 4.890%, 6/12/2047		425,000	418,000
Morgan Stanley Capital I, Series 2006-HQ10, Class A4, 5.328%, 11/12/2041		300,000	272,822
Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.280%, 1/11/2043(b)		800,000	776,030
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048		200,000	180,085

			23,302,464

Construction Machinery – 0.1%
Caterpillar Financial Services Corp., MTN, 6.125%, 2/17/2014		270,000	296,006

Consumer Cyclical Services – 1.6%
Western Union Co. (The), 5.930%, 10/01/2016		3,965,000	4,296,549
Western Union Co. (The), 6.500%, 2/26/2014		4,000,000	4,368,600

			8,665,149

Consumer Products – 0.7%
Hasbro, Inc., 6.600%, 7/15/2028		605,000	575,605
Koninklijke (Royal) Philips Electronics N.V., 6.875%, 3/11/2038		1,945,000	2,274,240
Snap-on, Inc., 6.700%, 3/01/2019		780,000	860,621

			3,710,466

Distributors – 1.1%
EQT Corp., 8.125%, 6/01/2019		3,000,000	3,424,110
Equitable Resources, Inc., 6.500%, 4/01/2018		2,150,000	2,197,885

			5,621,995

Diversified Manufacturing – 0.8%
Ingersoll-Rand Global Holding Co. Ltd., 6.875%, 8/15/2018		545,000	584,706
Textron, Inc., 3.875%, 3/11/2013	EUR	700,000	945,849
Textron, Inc., 6.200%, 3/15/2015		1,275,000	1,280,048
Textron, Inc., 7.250%, 10/01/2019		860,000	871,471
Textron, Inc., EMTN, 6.625%, 4/07/2020	GBP	540,000	716,291

			4,398,365

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Investment Grade Fixed Income Fund – continued

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Electric – 2.6%
AmerenEnergy Generating Co., Series H, 7.000%, 4/15/2018	$2,800,000	$2,834,081
Baltimore Gas & Electric Co., 5.200%, 6/15/2033	500,000	452,698
Bruce Mansfield Unit, 6.850%, 6/01/2034(c)	1,537,235	1,501,233
Cleveland Electric Illuminating Co. (The), 5.700%, 4/01/2017	1,185,000	1,246,932
Cleveland Electric Illuminating Co. (The), 5.950%, 12/15/2036	960,000	928,665
Commonwealth Edison Co., 4.700%, 4/15/2015	555,000	579,125
Commonwealth Edison Co., 4.750%, 12/01/2011(c)	31,000	30,953
Empresa Nacional de Electricidad SA (Endesa-Chile), 7.875%, 2/01/2027	1,000,000	1,108,405
Illinois Power Co., 6.250%, 4/01/2018	3,385,000	3,636,262
NiSource Finance Corp., 6.150%, 3/01/2013	195,000	204,198
NiSource Finance Corp., 6.400%, 3/15/2018	1,255,000	1,252,661

		13,775,213

Entertainment – 0.6%
Time Warner, Inc., 6.625%, 5/15/2029	870,000	892,697
Time Warner, Inc., 6.950%, 1/15/2028	375,000	395,364
Time Warner, Inc., 7.625%, 4/15/2031	245,000	274,581
Time Warner, Inc., 7.700%, 5/01/2032	160,000	180,926
Viacom, Inc., Class B, 6.875%, 4/30/2036	1,325,000	1,399,723

		3,143,291

Financial Other – 0.5%
National Life Insurance Co., 10.500%, 9/15/2039, 144A	2,500,000	2,546,050

Food & Beverage – 1.6%
Anheuser-Busch Cos., Inc., 5.375%, 11/15/2014, 144A	2,955,000	3,152,956
Anheuser-Busch Cos., Inc., 5.950%, 1/15/2033	995,000	1,017,678
Anheuser-Busch Cos., Inc., 6.450%, 9/01/2037	1,270,000	1,383,373
Cia Brasileira de Bebidas, 8.750%, 9/15/2013	1,025,000	1,199,250
Corn Products International, Inc., 6.625%, 4/15/2037	500,000	504,740
Kraft Foods, Inc., 6.250%, 6/01/2012	210,000	228,362
Kraft Foods, Inc., 6.500%, 11/01/2031	960,000	999,042

		8,485,401

Government Owned – No Guarantee – 1.2%
Abu Dhabi National Energy Co., 7.250%, 8/01/2018, 144A	2,565,000	2,747,569
DP World Ltd., 6.850%, 7/02/2037, 144A	3,800,000	3,342,058

		6,089,627

Health Insurance – 0.5%
CIGNA Corp., 6.350%, 3/15/2018	2,515,000	2,521,831
CIGNA Corp., 7.875%, 5/15/2027	20,000	19,314
CIGNA Corp., 8.500%, 5/01/2019	45,000	51,645

		2,592,790

Healthcare – 1.0%
Covidien International Finance SA, 6.000%, 10/15/2017	900,000	998,482
Express Scripts, Inc., 6.250%, 6/15/2014	1,115,000	1,225,324
Express Scripts, Inc., 7.250%, 6/15/2019	670,000	786,882
HCA, Inc., 5.750%, 3/15/2014	1,020,000	900,150
HCA, Inc., 6.250%, 2/15/2013	195,000	186,225

See accompanying notes to financial statements.

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Healthcare – continued
HCA, Inc., 6.375%, 1/15/2015		$95,000	$84,550
HCA, Inc., 6.500%, 2/15/2016		55,000	48,813
HCA, Inc., 6.750%, 7/15/2013		30,000	28,725
HCA, Inc., 7.050%, 12/01/2027		100,000	75,842
HCA, Inc., 7.190%, 11/15/2015		190,000	175,986
HCA, Inc., 7.500%, 12/15/2023		75,000	60,545
HCA, Inc., 7.690%, 6/15/2025		175,000	142,110
HCA, Inc., 8.360%, 4/15/2024		305,000	248,190
HCA, Inc., MTN, 7.580%, 9/15/2025		10,000	8,090
HCA, Inc., MTN, 7.750%, 7/15/2036		305,000	239,057

			5,208,971

Home Construction – 1.7%
Centex Corp., 5.250%, 6/15/2015		380,000	375,250
Lennar Corp., Series B, 5.600%, 5/31/2015		1,250,000	1,153,125
Lennar Corp., Series B, 6.500%, 4/15/2016		770,000	723,800
Pulte Homes, Inc., 5.200%, 2/15/2015		1,265,000	1,201,750
Pulte Homes, Inc., 6.000%, 2/15/2035		3,340,000	2,521,700
Pulte Homes, Inc., 6.375%, 5/15/2033		1,455,000	1,120,350
Toll Brothers Finance Corp., 5.150%, 5/15/2015		1,725,000	1,658,767

			8,754,742

Hybrid ARMs – 0.2%
FNMA, 5.723%, 9/01/2036(b)		304,985	320,915
FNMA, 6.026%, 2/01/2037(b)		345,942	367,865
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 5.585%, 7/25/2035(b)		378,035	299,319
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 3A2, 4.113%, 10/25/2035(b)		249,008	224,099

			1,212,198

Independent Energy – 1.2%
Anadarko Petroleum Corp., 5.950%, 9/15/2016		1,260,000	1,335,044
Anadarko Petroleum Corp., 6.450%, 9/15/2036		1,320,000	1,362,891
Questar Market Resources, Inc., 6.050%, 9/01/2016		125,000	125,879
Questar Market Resources, Inc., 6.800%, 4/01/2018		3,365,000	3,449,771
Talisman Energy, Inc., 5.850%, 2/01/2037		15,000	14,428

			6,288,013

Local Authorities – 1.5%
Manitoba (Province of), GMTN, 6.375%, 9/01/2015	NZD	4,635,000	3,301,119
Province of Alberta, 5.930%, 9/16/2016	CAD	369,972	386,265
Quebec Province, Series QC, 6.750%, 11/09/2015	NZD	1,185,000	862,344
Queensland Treasury Corp., Series 11G, 6.000%, 6/14/2011	AUD	1,735,000	1,564,690
Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(c)		2,815,000	2,010,670

			8,125,088

Media Cable – 1.7%
Comcast Corp., 5.650%, 6/15/2035		2,005,000	1,939,174

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Investment Grade Fixed Income Fund – continued

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Media Cable – continued
Comcast Corp., 6.450%, 3/15/2037	$500,000	$529,444
Comcast Corp., 6.500%, 11/15/2035	1,570,000	1,672,972
Comcast Corp., 6.950%, 8/15/2037	1,925,000	2,148,612
Time Warner Cable, Inc., 6.750%, 7/01/2018	2,500,000	2,761,900

		9,052,102

Media Non-Cable – 0.6%
News America Holdings, 8.150%, 10/17/2036	240,000	265,145
News America, Inc., 6.200%, 12/15/2034	950,000	934,683
News America, Inc., 6.400%, 12/15/2035	1,980,000	1,997,381

		3,197,209

Metals & Mining – 0.7%
ArcelorMittal, 9.850%, 6/01/2019	700,000	827,963
ArcelorMittal USA Partnership, 9.750%, 4/01/2014	140,000	146,650
Rio Tinto Finance (USA) Ltd., 8.950%, 5/01/2014	2,232,000	2,634,177
Teck Cominco Ltd., 7.000%, 9/15/2012	100,000	102,750

		3,711,540

Mortgage Related – 1.7%
Federal National Mortgage Association, 7.000%, 4/25/2020	36,551	39,961
FHLMC, 4.000%, 7/01/2019	269,639	280,454
FHLMC, 4.500%, 4/01/2019	543,019	571,585
FHLMC, 5.000%, 5/01/2034	163,811	170,182
FHLMC, 5.500%, with various maturities from 2033 to 2037(g)	844,124	886,961
FHLMC, 6.000%, with various maturities from 2020 to 2035(g)	524,655	559,133
FHLMC, 10.000%, with various maturities to 2018(g)	5,217	5,851
FNMA, 4.000%, 1/01/2020	158,522	164,880
FNMA, 4.500%, with various maturities to 2035(g)	551,676	562,177
FNMA, 5.000%, with various maturities from 2018 to 2035(g)	1,656,739	1,725,392
FNMA, 5.500%, with various maturities from 2016 to 2036(g)	2,379,165	2,502,495
FNMA, 6.000%, with various maturities from 2018 to 2033(g)	820,389	875,991
FNMA, 6.500%, with various maturities from 2011 to 2033(g)	322,350	347,355
GNMA, 6.500%, 2/20/2028	113,777	122,959
GNMA, 7.000%, 11/20/2025	5,016	5,481
GNMA, 10.000%, with various maturities to 2018(g)	66,943	74,750

		8,895,607

Non-Captive Consumer – 1.0%
American General Finance Corp., Series H, MTN, 5.375%, 10/01/2012	45,000	34,780
American General Finance Corp., Series J, MTN, 6.900%, 12/15/2017	2,815,000	1,968,758
HSBC Finance Corp., 8.000%, 7/15/2010	205,000	214,336
SLM Corp., Series A, MTN, 5.000%, 4/15/2015	70,000	52,158
SLM Corp., Series A, MTN, 5.375%, 1/15/2013	680,000	566,955

See accompanying notes to financial statements.

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Non-Captive Consumer – continued
SLM Corp., Series A, MTN, 6.500%, 6/15/2010(c)(d)	NZD	970,000	$656,624
SLM Corp., Series A, MTN, 8.450%, 6/15/2018		2,385,000	1,902,038

			5,395,649

Non-Captive Diversified – 2.4%
CIT Group, Inc., 5.400%, 2/13/2012		75,000	49,224
CIT Group, Inc., 5.400%, 1/30/2016		19,000	11,978
CIT Group, Inc., 5.800%, 7/28/2011		240,000	163,230
CIT Group, Inc., 5.800%, 10/01/2036		185,000	110,943
CIT Group, Inc., 5.850%, 9/15/2016		5,000	3,151
CIT Group, Inc., EMTN, 4.650%, 9/19/2016	EUR	350,000	294,499
CIT Group, Inc., GMTN, 5.000%, 2/13/2014		102,000	65,155
CIT Group, Inc., GMTN, 5.000%, 2/01/2015		17,000	10,888
CIT Group, Inc., MTN, 5.125%, 9/30/2014		155,000	99,296
CIT Group, Inc., Series A, GMTN, 6.000%, 4/01/2036		280,000	161,767
GATX Corp., 4.750%, 10/01/2012		2,100,000	2,112,762
General Electric Capital Australia Funding, EMTN, 8.000%, 2/13/2012	AUD	670,000	608,069
General Electric Capital Corp., 5.625%, 5/01/2018		65,000	64,688
General Electric Capital Corp., MTN, 5.875%, 1/14/2038		300,000	275,124
General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016	NZD	470,000	325,637
General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014	NZD	1,405,000	1,029,275
General Electric Capital Corp., Series A, MTN, 0.809%, 5/13/2024(b)		655,000	456,815
General Electric Capital Corp., Series A, MTN, 4.875%, 3/04/2015		2,230,000	2,298,430
General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015	NZD	5,650,000	3,901,797
GMAC, Inc., 6.000%, 12/15/2011, 144A		763,000	705,775
GMAC, Inc., 7.500%, 12/31/2013, 144A		41,000	35,875
GMAC, Inc., 8.000%, 12/31/2018, 144A		97,000	73,235

			12,857,613

Oil Field Services – 0.3%
Rowan Cos., Inc., 7.875%, 8/01/2019		1,090,000	1,171,946
Weatherford International Ltd., 6.500%, 8/01/2036		235,000	239,486
Weatherford International Ltd., 6.800%, 6/15/2037		105,000	110,403

			1,521,835

Paper – 0.9%
Georgia-Pacific LLC, 7.250%, 6/01/2028		1,500,000	1,335,000
International Paper Co., 5.250%, 4/01/2016		1,530,000	1,530,753
International Paper Co., 8.700%, 6/15/2038		1,440,000	1,596,315
Westvaco Corp., 8.200%, 1/15/2030		200,000	196,173

			4,658,241

Pharmaceuticals – 1.4%
Elan Financial PLC, 7.750%, 11/15/2011		60,000	61,125

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Investment Grade Fixed Income Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Pharmaceuticals – continued
Elan Financial PLC, 8.875%, 12/01/2013		$170,000	$171,275
Roche Holdings, Inc., 5.000%, 3/01/2014, 144A		6,500,000	7,026,994

			7,259,394

Pipelines – 3.9%
CenterPoint Energy Resources Corp., 6.250%, 2/01/2037		335,000	322,297
DCP Midstream LP, 6.450%, 11/03/2036, 144A		635,000	575,139
El Paso Corp., 6.950%, 6/01/2028		350,000	291,150
Enterprise Products Operating LLP, 6.300%, 9/15/2017		680,000	732,416
Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A		200,000	238,584
Kinder Morgan Energy Partners LP, 5.125%, 11/15/2014		145,000	150,665
Kinder Morgan Energy Partners LP, 5.950%, 2/15/2018		5,300,000	5,544,425
Maritimes & Northeast Pipeline LLC, 7.500%, 5/31/2014, 144A(c)		4,000,000	4,207,120
NGPL PipeCo LLC, 6.514%, 12/15/2012, 144A		3,630,000	3,982,484
NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A		965,000	1,079,740
Panhandle Eastern Pipeline Co., 8.125%, 6/01/2019		2,000,000	2,330,356
Southern Natural Gas Co., 5.900%, 4/01/2017, 144A		810,000	834,218
Spectra Energy Capital LLC, 5.500%, 3/01/2014		230,000	240,116

			20,528,710

Property & Casualty Insurance – 1.5%
Allstate Corp., 5.950%, 4/01/2036		470,000	498,630
Marsh & McLennan Cos., Inc., 5.375%, 7/15/2014		65,000	67,643
Marsh & McLennan Cos., Inc., 5.750%, 9/15/2015		1,842,000	1,942,400
Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033		2,465,000	2,265,419
Marsh & McLennan Cos., Inc., 9.250%, 4/15/2019		1,390,000	1,741,864
MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A		60,000	26,400
Progressive Corp., 7.000%, 10/01/2013		150,000	163,210
Willis North America, Inc., 6.200%, 3/28/2017		225,000	220,249
Willis North America, Inc., 7.000%, 9/29/2019		805,000	827,716

			7,753,531

Railroads – 1.0%
Canadian Pacific Railway Co., 5.950%, 5/15/2037		215,000	212,143
Canadian Pacific Railway Co., 7.250%, 5/15/2019		2,500,000	2,900,270
Canadian Pacific Railway Ltd., MTN, 4.900%, 6/15/2010, 144A	CAD	1,000,000	956,475
CSX Corp., 6.250%, 3/15/2018		670,000	726,612
CSX Corp., MTN, 6.000%, 10/01/2036		162,000	167,065

See accompanying notes to financial statements.

		Principal Amount (‡)		Value (†)

BONDS AND NOTES – continued

Railroads – continued
Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)		$190,000		$129,200

				5,091,765

Refining – 0.8%
Valero Energy Corp., 9.375%, 3/15/2019		3,500,000		4,078,459

REITs – 1.9%
Camden Property Trust, 5.000%, 6/15/2015		85,000		80,895
Camden Property Trust, 5.700%, 5/15/2017		640,000		605,535
Colonial Realty LP, 4.800%, 4/01/2011		531,000		515,468
Duke Realty LP, 5.950%, 2/15/2017		90,000		82,959
Equity One, Inc., 6.000%, 9/15/2017		1,000,000		895,313
ERP Operating LP, 5.125%, 3/15/2016		30,000		29,273
ERP Operating LP, 5.750%, 6/15/2017		180,000		178,295
Federal Realty Investment Trust, 5.650%, 6/01/2016		1,350,000		1,283,234
Highwoods Properties, Inc., 5.850%, 3/15/2017		80,000		70,459
Highwoods Properties, Inc., 7.500%, 4/15/2018		1,075,000		1,028,702
ProLogis, 5.625%, 11/15/2015		40,000		36,348
ProLogis, 5.750%, 4/01/2016		35,000		31,307
Realty Income Corp., 6.750%, 8/15/2019		500,000		486,992
Simon Property Group LP, 5.250%, 12/01/2016		155,000		152,784
Simon Property Group LP, 5.300%, 5/30/2013		1,200,000		1,226,858
Simon Property Group LP, 5.750%, 12/01/2015		475,000		485,883
Simon Property Group LP, 5.875%, 3/01/2017		740,000		754,657
Simon Property Group LP, 6.100%, 5/01/2016		360,000		369,990
Simon Property Group LP, 6.350%, 8/28/2012		250,000		265,508
Simon Property Group LP, 10.350%, 4/01/2019		1,300,000		1,617,788

				10,198,248

Restaurants – 0.1%
Darden Restaurants, Inc., 6.000%, 8/15/2035		610,000		552,960

Retailers – 1.4%
Home Depot, Inc. (The), 5.875%, 12/16/2036		3,305,000		3,206,531
J.C. Penney Corp., Inc., 6.375%, 10/15/2036		230,000		189,750
Macy’s Retail Holdings, Inc., 5.350%, 3/15/2012		355,000		345,551
Macy’s Retail Holdings, Inc., 5.875%, 1/15/2013		980,000		951,524
Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037		3,465,000		2,729,880

				7,423,236

Sovereigns – 2.5%
Mexican Fixed Rate Bonds, Series M-10, 7.250%, 12/15/2016	MXN	262,000	(††)	1,888,566
Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023	MXN	140,000	(††)	1,017,145
Mexican Fixed Rate Bonds, Series MI-10, 9.000%, 12/20/2012	MXN	227,000	(††)	1,792,689
New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010	AUD	2,625,000		2,385,526
New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012	AUD	685,000		616,200
New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017	AUD	4,000,000		3,455,722

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Investment Grade Fixed Income Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Sovereigns – continued
Republic of Iceland, Zero Coupon, 11/16/2009	ISK	56,700,000	$362,434
Republic of Iceland, 7.000%, 3/17/2010	ISK	99,510,000	641,551
Republic of Iceland, 7.250%, 5/17/2013	ISK	101,800,000	652,505
Republic of Iceland, 8.000%, 7/22/2011	ISK	54,600,000	356,640

			13,168,978

Supranational – 1.5%
European Investment Bank, EMTN, 4.600%, 1/30/2037, 144A	CAD	1,900,000	1,563,088
Inter-American Development Bank, EMTN, Zero Coupon, 9/23/2013	IDR	45,300,000,000	3,113,584
Inter-American Development Bank, EMTN, 6.000%, 12/15/2017	NZD	4,375,000	3,145,849

			7,822,521

Technology – 2.9%
Avnet, Inc., 6.000%, 9/01/2015		1,970,000	2,028,233
Avnet, Inc., 6.625%, 9/15/2016		270,000	283,732
Corning, Inc., 6.750%, 9/15/2013		1,250,000	1,361,835
Corning, Inc., 6.850%, 3/01/2029		210,000	214,293
Corning, Inc., 7.000%, 5/15/2024		810,000	872,419
Corning, Inc., 7.250%, 8/15/2036		3,565,000	3,761,342
Dun & Bradstreet Corp., 6.000%, 4/01/2013		1,970,000	2,041,746
International Business Machines Corp., 4.750%, 11/29/2012		795,000	859,900
Intuit, Inc., 5.750%, 3/15/2017		635,000	664,053
KLA-Tencor Corp., 6.900%, 5/01/2018		1,370,000	1,432,016
Motorola, Inc., 5.220%, 10/01/2097		1,000,000	549,068
Motorola, Inc., 6.500%, 9/01/2025		190,000	160,566
Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A		475,000	526,927
Tyco Electronics Group SA, 6.550%, 10/01/2017		360,000	376,855

			15,132,985

Tobacco – 1.2%
Altria Group, Inc., 9.250%, 8/06/2019		4,190,000	5,119,996
Reynolds American, Inc., 6.750%, 6/15/2017		735,000	764,076
Reynolds American, Inc., 7.250%, 6/15/2037		195,000	193,131

			6,077,203

Transportation Services – 2.2%
APL Ltd., 8.000%, 1/15/2024(c)		100,000	81,750
Atlas Air, Inc., Series B, 7.680%, 1/02/2014		3,127,808	2,658,637
Erac USA Finance Co., 6.700%, 6/01/2034, 144A		945,000	838,986
Erac USA Finance Co., 7.000%, 10/15/2037, 144A		8,661,000	8,107,649

			11,687,022

Treasuries – 16.1%
Canadian Government, 2.000%, 9/01/2012	CAD	4,070,000	3,811,731
Canadian Government, 2.750%, 12/01/2010	CAD	5,410,000	5,176,046
Canadian Government, 3.750%, 9/01/2011	CAD	2,000,000	1,955,168
Canadian Government, 3.750%, 6/01/2012	CAD	9,485,000	9,322,878
Canadian Government, 3.750%, 6/01/2019	CAD	31,580,000	30,563,564
Canadian Government, 4.000%, 6/01/2016	CAD	1,000,000	1,000,168

See accompanying notes to financial statements.

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Treasuries – continued
Canadian Government, 5.250%, 6/01/2012	CAD	16,420,000	$16,737,465
Norwegian Government, 4.250%, 5/19/2017	NOK	23,620,000	4,157,514
Norwegian Government, 6.500%, 5/15/2013	NOK	50,000,000	9,535,145
U.S. Treasury Note, 3.125%, 5/15/2019		2,000,000	1,967,968
U.S. Treasury Note, 4.250%, 11/15/2013		330,000	360,396

			84,588,043

Wireless – 0.4%
ALLTEL Corp., 7.875%, 7/01/2032		705,000	867,869
Nextel Communications, Inc., Series D, 7.375%, 8/01/2015		60,000	53,850
Nextel Communications, Inc., Series E, 6.875%, 10/31/2013		165,000	153,038
Nextel Communications, Inc., Series F, 5.950%, 3/15/2014		510,000	451,350
Sprint Capital Corp., 6.875%, 11/15/2028		234,000	195,390
Sprint Nextel Corp., 6.000%, 12/01/2016		366,000	326,655

			2,048,152

Wirelines – 5.9%
AT&T Corp., 6.500%, 3/15/2029		1,310,000	1,361,682
AT&T, Inc., 6.150%, 9/15/2034		1,785,000	1,824,229
AT&T, Inc., 6.500%, 9/01/2037		780,000	838,115
BellSouth Corp., 6.000%, 11/15/2034		530,000	536,927
BellSouth Corp., 6.550%, 6/15/2034		105,000	112,391
BellSouth Telecommunications, Inc., 5.850%, 11/15/2045		2,000,000	1,807,200
Deutsche Telekom International Finance BV, 6.000%, 7/08/2019		8,170,000	8,755,617
GTE Corp., 6.940%, 4/15/2028		205,000	220,414
New England Telephone & Telegraph, 7.875%, 11/15/2029		2,170,000	2,462,505
Qwest Capital Funding, Inc., 6.500%, 11/15/2018		500,000	411,250
Telecom Italia Capital SA, 6.000%, 9/30/2034		1,880,000	1,832,754
Telefonica Emisiones SAU, 5.877%, 7/15/2019		290,000	315,090
Telefonica Emisiones SAU, 6.421%, 6/20/2016		185,000	207,767
Telefonica Emisiones SAU, 7.045%, 6/20/2036		3,136,000	3,711,161
Verizon Communications, Inc., 5.850%, 9/15/2035		3,290,000	3,312,234
Verizon Maryland, Inc., 5.125%, 6/15/2033		290,000	246,779
Verizon New England, Inc., Series C, 4.750%, 10/01/2013		1,000,000	1,039,733
Verizon New York, Inc., Series B, 7.375%, 4/01/2032		915,000	1,003,301
Verizon Pennsylvania, Inc., 6.000%, 12/01/2028		695,000	647,889
Verizon Virginia, Inc., Series A, 4.625%, 3/15/2013		505,000	524,606

			31,171,644

TOTAL NON-CONVERTIBLE BONDS
(Identified Cost $440,681,414)			481,151,443

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Investment Grade Fixed Income Fund – continued

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

CONVERTIBLE BONDS – 1.1%

Oil Field Services – 0.1%
Transocean, Inc., Series C, 1.500%, 12/15/2037	$240,000	$228,600

REITs – 0.0%
ERP Operating LP, 3.850%, 8/15/2026	180,000	178,319

Technology – 1.0%
Intel Corp., 2.950%, 12/15/2035	90,000	80,325
Intel Corp., 3.250%, 8/01/2039, 144A	4,700,000	5,023,125
Maxtor Corp., 5.750%, 3/01/2012(c)	48,000	43,680
Richardson Electronics Ltd., 7.750%, 12/15/2011	44,000	39,160

		5,186,290

TOTAL CONVERTIBLE BONDS
(Identified Cost $5,244,324)		5,593,209

MUNICIPALS – 0.3%

Michigan – 0.2%
Michigan Tobacco Settlement Finance Authority, 7.309%, 6/01/2034(c)	1,065,000	851,425

Ohio – 0.1%
Buckeye Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/01/2047(c)	750,000	608,400

TOTAL MUNICIPALS
(Identified Cost $1,793,330)		1,459,825

TOTAL BONDS AND NOTES
(Identified Cost $447,719,068)		488,204,477

	Shares

PREFERRED STOCKS – 0.7%

NON-CONVERTIBLE PREFERRED STOCKS – 0.3%

Diversified Financial Services – 0.1%
Bank of America Corp., Series L, 7.250%	940	799,000
CIT Group, Inc., Series A, 6.350%	5,441	13,875
Preferred Blocker, Inc., 7.000%, 144A	161	93,626

		906,501

Electric Utilities – 0.1%
Connecticut Light & Power Co., 2.200%	263	9,172
MDU Resources Group, Inc., 5.100%	254	24,980
Public Service Electric & Gas Co., 4.080%	400	28,800
San Diego Gas & Electric Co., 4.500%	100	1,592
Union Electric Co., 4.500%	3,160	232,260

		296,804

Thrifts & Mortgage Finance – 0.1%
Federal Home Loan Mortgage Corp., 5.000%(e)(f)	1,850	4,902
Federal Home Loan Mortgage Corp., 5.570%(e)(f)	28,450	45,520
Federal Home Loan Mortgage Corp., 5.660%(e)(f)	8,500	14,025
Federal Home Loan Mortgage Corp., 5.700%(e)(f)	2,900	7,453

See accompanying notes to financial statements.

	Shares	Value (†)

PREFERRED STOCKS – continued

Thrifts & Mortgage Finance – continued
Federal Home Loan Mortgage Corp., 5.790%(e)(f)	5,400	$14,364
Federal Home Loan Mortgage Corp., 5.810%(e)(f)	1,900	5,187
Federal Home Loan Mortgage Corp., 5.900%(e)(f)	4,200	7,140
Federal Home Loan Mortgage Corp., 6.000%(e)(f)	2,400	7,080
Federal Home Loan Mortgage Corp., 6.420%(e)(f)	1,700	5,100
Federal Home Loan Mortgage Corp., 6.550%(e)(f)	11,075	20,156
Federal Home Loan Mortgage Corp., (fixed rate to 12/31/2012, variable rate thereafter), 8.375%(e)(f)	39,400	71,314
Federal National Mortgage Association, 4.750%(e)(f)	3,650	9,307
Federal National Mortgage Association, 5.125%(e)(f)	1,300	3,458
Federal National Mortgage Association, 5.375%(e)(f)	2,600	7,384
Federal National Mortgage Association, 5.810%(e)(f)	1,050	2,930
Federal National Mortgage Association, 6.750%(e)(f)	1,650	2,591
Federal National Mortgage Association, (fixed rate to 12/13/2010, variable rate thereafter), 8.250%(e)(f)	53,575	86,256

		314,167

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
(Identified Cost $3,621,023)		1,517,472

CONVERTIBLE PREFERRED STOCKS – 0.4%

Capital Markets – 0.2%
Newell Financial Trust I, 5.250%	33,050	1,169,143

Diversified Financial Services – 0.2%
Sovereign Capital Trust IV, 4.375%	25,000	756,250

TOTAL CONVERTIBLE PREFERRED STOCKS
(Identified Cost $1,794,828)		1,925,393

TOTAL PREFERRED STOCKS
(Identified Cost $5,415,851)		3,442,865

COMMON STOCKS – 0.1%

Biotechnology – 0.1%
Vertex Pharmaceuticals, Inc.(f) (Identified Cost $302,522)	13,708	519,533

	Principal Amount (‡)

SHORT-TERM INVESTMENTS – 4.0%
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2009 at 0.000% to be repurchased at $21,231,984 on 10/01/2009 collateralized by $21,550,000 Federal National Mortgage Association, 3.000% due 1/13/2014 with a value of $21,657,750 including accrued interest (Note 2i of Notes to Financial Statements) (Identified Cost $21,231,984)	$21,231,984	21,231,984

TOTAL INVESTMENTS – 97.7%
(Identified Cost $474,669,425)(a)		513,398,859
Other assets less liabilities—2.3%		12,105,106

NET ASSETS – 100.0%		$525,503,965

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Investment Grade Fixed Income Fund – continued

(‡) Principal amount stated in U.S. dollars unless otherwise noted.
(†) See Note 2a of Notes to Financial Statements.
(††) Amount shown represents units. One unit represents a principal amount of 100.
(a) Federal Tax Information:
At September 30, 2009, the net unrealized appreciation on investments based on a cost of $475,592,646 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$48,956,001
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(11,149,788)

Net unrealized appreciation	$37,806,213

(b)	Variable rate security. Rate as of September 30, 2009 is disclosed.
(c)	Illiquid security. At September 30, 2009, the value of these securities amounted to $10,121,055 or 1.9% of net assets.
(d)	Fair valued security by the Fund’s investment adviser. At September 30, 2009 the value of this security amounted to $656,624 or 0.1% of net assets.
(e)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.
(f)	Non-income producing security.
(g)	The Fund’s investment in mortgage related securities of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the total value of these securities amounted to $82,358,779 or 15.7% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable-Rate Mortgages
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

Key to Abbreviations: AUD: Australian Dollar; BRL: Brazilian Real; CAD: Canadian Dollar; EUR: Euro; GBP: British Pound; IDR: Indonesian Rupiah; ISK: Icelandic Krona; KRW: South Korean Won; MXN: Mexican Peso; NOK: Norwegian Krone; NZD: New Zealand Dollar; THB: Thai Baht

INDUSTRY SUMMARY AT SEPTEMBER 30, 2009 (Unaudited)

Treasuries	16.1%
Banking	7.3
Wirelines	5.9
Commercial Mortgage-Backed Securities	4.4
Pipelines	3.9
Technology	3.9
Electric	2.6
Sovereigns	2.5
Non-Captive Diversified	2.4
Transportation Services	2.2
Airlines	2.2
Chemicals	2.1
Other Investments, less than 2% each	38.2
Short-Term Investments	4.0

Total Investments	97.7
Other assets less liabilities	2.3

Net Assets	100.0%

See accompanying notes to financial statements.

CURRENCY EXPOSURE AT SEPTEMBER 30, 2009 AS A PERCENTAGE OF NET ASSETS (Unaudited)

United States Dollar	72.3%
Canadian Dollar	13.6
Norwegian Krone	2.6
New Zealand Dollar	2.5
Other, less than 2% each	6.7

Total Investments	97.7
Other assets less liabilities	2.3

Net Assets	100.0%

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2009

	Bond Fund	Fixed Income Fund

Assets
Investments at cost	$18,838,128,664	$725,504,077
Net unrealized appreciation (depreciation)	(174,446,981)	26,833,062

Investments at value	18,663,681,683	752,337,139
Cash	53,019	42
Cash collateral received for open swap agreements (Note 2)	—	—
Foreign currency at value (identified cost $9,919,686, $368,610, $38,389,137, $0, $101,249, $0 and $142,753)	10,081,329	377,666
Receivable for Fund shares sold	65,178,045	21,825
Receivable for securities sold	48,363,217	808,018
Collateral received on open forward foreign currency contracts (Note 2)	—	—
Swap agreements, at value (Note 2)	—	—
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—
Dividends and interest receivable	277,469,962	11,163,113
Tax reclaims receivable	58,437	5,255
Receivable from investment adviser (Note 6)	—	—
Receivable from broker—variation margin on open futures contracts	—	—

Total Assets	19,064,885,692	764,713,058

Liabilities
Payable for securities purchased	176,427,196	—
Payable for Fund shares redeemed	148,776,925	2,264,477
Foreign taxes payable (Note 2)	550,806	21,191
Fees payable on swap agreements (Note 2)	—	—
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—
Due to brokers (Note 2)	—	—
Management fees payable (Note 6)	7,894,858	315,356
Administrative fees payable (Note 6)	740,029	30,959
Deferred Trustees’ fees (Note 6)	634,661	83,773
Service and distribution fees payable (Note 6)	55,401	—
Other accounts payable and accrued expenses	1,364,498	41,874

Total Liabilities	336,444,374	2,757,630

Net Assets	$18,728,441,318	$761,955,428

Net Assets consist of:
Paid-in capital	$19,771,586,084	$726,142,272
Undistributed net investment income (Distributions in excess of net investment income)	(6,357,321)	30,934,158
Accumulated net realized loss on investments, futures contracts, swap agreements and foreign currency transactions	(865,529,058)	(22,057,304)
Net unrealized appreciation (depreciation) on investments, futures contracts, swap agreements and foreign currency translations	(171,258,387)	26,936,302

Net Assets	$18,728,441,318	$761,955,428

Net Asset Value and Offering Price
Institutional Class
Net assets	$10,855,818,358	$761,955,428

Shares of beneficial interest	835,926,807	58,884,779

Net asset value, offering and redemption price per share	$12.99	$12.94

Retail Class
Net assets	$7,646,590,529	$—

Shares of beneficial interest	590,832,800	—

Net asset value, offering and redemption price per share	$12.94	$—

Admin Class
Net assets	$226,032,431	$—

Shares of beneficial interest	17,504,047	—

Net asset value, offering and redemption price per share	$12.91	$—

See accompanying notes to financial statements.

Global Bond Fund	Inflation Protected Securities Fund	Institutional High Income Fund	Intermediate Duration Fixed Income Fund	Investment Grade Fixed Income Fund

$1,816,808,006	$13,815,892	$411,465,730	$26,963,093	$474,669,425
64,388,552	110,523	43,154,875	929,436	38,729,434
1,881,196,558	13,926,415	454,620,605	27,892,529	513,398,859
—	—	465	—	—
20,000	—	—	—	—
38,851,363	—	103,378	—	144,070
8,299,962	—	750,000	—	3,750,000
56,126,471	—	—	—	1,627,150
285,975	—	—	—	—
150,447	—	—	—	—
1,907,357	7,566	—	—	—
29,000,335	105,722	7,397,076	261,821	7,215,385
32,747	—	11,805	57	1,145
—	12,955	—	9,351	—
—	—	—	406	—
2,015,871,215	14,052,658	462,883,329	28,164,164	526,136,609

61,789,545	—	3,623,470	64,774	286,067
857,342	245	400,503	—	45,834
75	—	6,375	—	13,667
8,749	—	—	—	—
385,811	6,332	—	—	—
305,975	—	—	—	—
922,619	2,844	218,523	5,690	169,100
76,974	558	17,873	1,117	20,750
146,565	40,802	52,861	43,352	59,585
6,255	—	—	—	—
164,858	25,888	47,725	21,902	37,641
64,664,768	76,669	4,367,330	136,835	632,644
$1,951,206,447	$13,975,989	$458,515,999	$28,027,329	$525,503,965

$1,986,821,460	$14,668,622	$404,382,796	$28,347,692	$489,048,597
2,356,778	(36,427)	21,476,408	62,444	(187,459)
(104,865,533)	(767,930)	(10,503,557)	(1,334,157)	(2,145,732)
66,893,742	111,724	43,160,352	951,350	38,788,559
$1,951,206,447	$13,975,989	$458,515,999	$28,027,329	$525,503,965

$1,032,464,744	$13,975,989	$458,515,999	$28,027,329	$525,503,965
64,162,707	1,335,516	61,968,955	2,817,514	42,399,042
$16.09	$10.46	$7.40	$9.95	$12.39

$918,741,703	$—	$—	$—	$—
57,582,683	—	—	—	—
$15.96	$—	$—	$—	$—

$—	$—	$—	$—	$—
—	—	—	—	—
$—	$—	$—	$—	$—

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2009

	Bond Fund	Fixed Income Fund

Investment Income
Dividends	$23,088,904	$1,149,269
Interest	1,170,458,663	47,757,817
Securities lending income (Note 2)	160,023	2,341
Less net foreign taxes withheld	(1,238,540)	(66,443)

	1,192,469,050	48,842,984

Expenses
Management fees (Note 6)	74,251,774	3,172,675
Distribution fees—Retail Class (Note 6)	15,247,110	—
Service and distribution fees—Admin Class (Note 6)	938,058	—
Trustees’ fees and expenses (Note 6)	189,340	14,340
Administrative fees (Note 6)	7,173,026	319,229
Custodian fees and expenses	705,844	60,185
Transfer agent fees and expenses—Institutional Class (Note 6)	3,832,773	3,401
Transfer agent fees and expenses—Retail Class (Note 6)	6,411,580	—
Transfer agent fees and expenses—Admin Class (Note 6)	282,767	—
Audit and tax services fees	63,238	44,389
Registration fees	581,449	35,570
Shareholder reporting expenses	1,679,813	3,364
Legal fees	520,294	23,297
Miscellaneous expenses	532,290	26,602

Total expenses	112,409,356	3,703,052
Less fee reduction and/or expense reimbursement (Note 6)	(452,739)	—

Net expenses	111,956,617	3,703,052

Net investment income	1,080,512,433	45,139,932

Net Realized And Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Agreements and Foreign Currency Transactions
Net Realized Gain (Loss) on:
Investments	(1,016,814,908)	(22,433,805)
Futures contracts	—	—
Swap agreements	—	—
Foreign currency transactions	6,480,934	(614,680)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	2,900,473,485	107,524,741
Futures contracts	—	—
Swap agreements	—	—
Foreign currency translations	13,127,016	321,701

Net realized and unrealized gain on investments, futures contracts, swap agreements and foreign currency transactions	1,903,266,527	84,797,957

Net Increase in Net Assets Resulting from Operations	$2,983,778,960	$129,937,889

(a)	Includes income reductions resulting from principal deflation adjustments during the period in the amount of $193,706. See Note 2b of Notes to Financial Statements.

See accompanying notes to financial statements.

Global Bond Fund	Inflation Protected Securities Fund	Institutional High Income Fund	Intermediate Duration Fixed Income Fund	Investment Grade Fixed Income Fund

$1,214,902	$—	$1,030,230	$—	$235,370
90,041,177	170,607 (a)	28,760,913	1,512,502	24,594,298
13,763	1,297	3,940	1,975	2,633
(86,683)	—	(4,956)	(146)	(16,658)
91,183,159	171,904	29,790,127	1,514,331	24,815,643

9,365,171	33,599	1,742,448	67,166	1,504,442
2,014,894	—	—	—	—
—	—	—	—	—
23,748	9,034	12,196	8,338	13,362
843,474	6,779	145,571	13,546	188,759
147,997	17,291	74,661	20,194	38,825
254,198	7,638	7,241	1,783	2,538
943,685	—	—	—	—
—	—	—	—	—
48,320	39,501	42,254	39,320	40,976
112,419	29,949	34,553	24,958	35,165
168,122	1,199	6,190	1,446	2,607
63,237	512	9,963	1,025	13,223
80,295	4,221	11,894	4,771	14,729
14,065,560	149,723	2,086,971	182,547	1,854,626
(129,637)	(95,963)	—	(75,081)	—
13,935,923	53,760	2,086,971	107,466	1,854,626
77,247,236	118,144	27,703,156	1,406,865	22,961,017

(73,320,770)	(487,904)	(10,648,155)	(249,792)	(3,496,319)
321,385	(14,917)	—	(21,697)	—
(72,892)	—	—	—	—
(19,381,159)	(11,458)	(118,058)	(180)	(24,222)

257,651,329	1,233,361	78,652,365	2,813,640	69,370,621
(235,349)	—	—	30,649	—
(197,561)	—	—	—	—
11,688,270	1,444	59,084	13	201,519

176,453,253	720,526	67,945,236	2,572,633	66,051,599

$253,700,489	$838,670	$95,648,392	$3,979,498	$89,012,616

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

Bond Fund

	Year Ended September 30, 2009	Year Ended September 30, 2008
From Operations:
Net investment income	$1,080,512,433	$1,109,707,513
Net realized gain (loss) on investments and foreign currency transactions	(1,010,333,974)	299,760,675
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	2,913,600,501	(3,781,876,874)

Net increase (decrease) in net assets resulting from operations	2,983,778,960	(2,372,408,686)

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	(619,050,919)	(618,954,427)
Retail Class	(461,177,153)	(540,831,022)
Admin Class	(13,908,985)	(15,164,699)
Capital Gains:
Institutional Class	(64,404,701)	—
Retail Class	(54,894,455)	—
Admin Class	(1,827,140)	—

Total distributions	(1,215,263,353)	(1,174,950,148)

Increase in Net Assets Derived from Capital Share Transactions (Note 9)	2,269,216,544	3,895,007,552

Redemption Fees:
Institutional Class	—	423,395
Retail Class	—	381,530
Admin Class	—	11,120

Total redemption fees	—	816,045

Net increase in net assets	4,037,732,151	348,464,763
Net Assets
Beginning of year	14,690,709,167	14,342,244,404

End of year	$18,728,441,318	$14,690,709,167

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$(6,357,321)	$162,371,028

Fixed Income Fund

	Year Ended September 30, 2009	Year Ended September 30, 2008
From Operations:
Net investment income	$45,139,932	$41,194,607
Net realized gain (loss) on investments and foreign currency transactions	(23,048,485)	15,081,715
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	107,846,442	(123,121,599)

Net increase (decrease) in net assets resulting from operations	129,937,889	(66,845,277)

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	(44,598,886)	(43,626,372)
Capital Gains:
Institutional Class	(12,700,279)	(643,688)

Total distributions	(57,299,165)	(44,270,060)

Increase in Net Assets Derived from Capital Share Transactions (Note 9)	64,830,887	130,500,717

Net increase in net assets	137,469,611	19,385,380
Net Assets
Beginning of year	624,485,817	605,100,437

End of year	$761,955,428	$624,485,817

Undistributed Net Investment Income	$30,934,158	$33,192,023

See accompanying notes to financial statements.

Global Bond Fund

	Year Ended September 30, 2009	Year Ended September 30, 2008
From Operations:
Net investment income	$77,247,236	$98,323,123
Net realized gain (loss) on investments, futures contracts, swap agreements and foreign currency transactions	(92,453,436)	37,132,573
Net change in unrealized appreciation (depreciation) on investments, futures contracts, foreign currency translations and swap agreements	268,906,689	(255,358,439)

Net increase (decrease) in net assets resulting from operations	253,700,489	(119,902,743)

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	(55,958,395)	(61,946,579)
Retail Class	(50,692,695)	(52,697,573)
Capital Gains:
Institutional Class	—	—
Retail Class	—	—

Total distributions	(106,651,090)	(114,644,152)

Increase (Decrease) in Net Assets Derived from Capital Share Transactions (Note 9)	(426,483,756)	594,419,506

Redemption Fees:
Institutional Class	—	77,878
Retail Class	—	69,167

Total redemption fees	—	147,045

Net increase (decrease) in net assets	(279,434,357)	360,019,656
Net Assets
Beginning of year	2,230,640,804	1,870,621,148

End of year	$1,951,206,447	$2,230,640,804

Undistributed Net Investment Income	$2,356,778	$43,914,862

Inflation Protected Securities Fund

	Year Ended September 30, 2009	Year Ended September 30, 2008
From Operations:
Net investment income	$118,144	$1,075,804
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	(514,279)	118,138
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,234,805	(953,298)

Net increase in net assets resulting from operations	838,670	240,644

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	(145,315)	(1,129,818)
Capital Gains:
Institutional Class	—	—

Total distributions	(145,315)	(1,129,818)

Increase (Decrease) in Net Assets Derived from Capital Share Transactions (Note 9)	(2,750,472)	3,454,672

Net increase (decrease) in net assets	(2,057,117)	2,565,498
Net Assets
Beginning of year	16,033,106	13,467,608

End of year	$13,975,989	$16,033,106

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$(36,427)	$29,211

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS – continued

Institutional High Income Fund

	Year Ended September 30, 2009	Year Ended September 30, 2008
From Operations:
Net investment income	$27,703,156	$16,406,305
Net realized gain (loss) on investments and foreign currency transactions	(10,766,213)	3,305,382
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	78,711,449	(48,410,556)

Net increase (decrease) in net assets resulting from operations	95,648,392	(28,698,869)

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	(17,646,157)	(12,543,920)
Capital Gains:
Institutional Class	(3,337,874)	(3,556,542)

Total distributions	(20,984,031)	(16,100,462)

Increase in Net Assets Derived from Capital Share Transactions (Note 9)	169,650,687	71,431,847

Net increase in net assets	244,315,048	26,632,516
Net Assets
Beginning of year	214,200,951	187,568,435

End of year	$458,515,999	$214,200,951

Undistributed Net Investment Income	$21,476,408	$11,730,719

Intermediate Duration Fixed Income Fund

	Year Ended September 30, 2009	Year Ended September 30, 2008
From Operations:
Net investment income	$1,406,865	$1,710,957
Net realized loss on investments, futures contracts and foreign currency transactions	(271,669)	(209,781)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	2,844,302	(1,630,849)

Net increase (decrease) in net assets resulting from operations	3,979,498	(129,673)

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	(1,361,910)	(1,768,089)
Capital Gains:
Institutional Class	—	—

Total distributions	(1,361,910)	(1,768,089)

Increase (Decrease) in Net Assets Derived from Capital Share Transactions (Note 9)	(7,338,103)	3,200,454

Net increase (decrease) in net assets	(4,720,515)	1,302,692
Net Assets
Beginning of year	32,747,844	31,445,152

End of year	$28,027,329	$32,747,844

Undistributed Net Investment Income	$62,444	$6,401

See accompanying notes to financial statements.

Investment Grade Fixed Income Fund

	Year Ended September 30, 2009	Year Ended September 30, 2008
From Operations:
Net investment income	$22,961,017	$16,556,515
Net realized gain (loss) on investments and foreign currency transactions	(3,520,541)	8,215,732
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	69,572,140	(43,421,522)

Net increase (decrease) in net assets resulting from operations	89,012,616	(18,649,275)

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	(25,648,228)	(19,088,772)
Capital Gains:
Institutional Class	(3,479,011)	—

Total distributions	(29,127,239)	(19,088,772)

Increase in Net Assets Derived from Capital Share Transactions (Note 9)	187,755,770	53,860,153

Net increase in net assets	247,641,147	16,122,106
Net Assets
Beginning of year	277,862,818	261,740,712

End of year	$525,503,965	$277,862,818

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$(187,459)	$4,075,614

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Bond Fund

Institutional Class
9/30/2009	$11.89	$0.85	$1.23	$2.08	$(0.87)	$(0.11)	$(0.98)
9/30/2008	14.71	0.96	(2.77)	(1.81)	(1.01)	—	(1.01)
9/30/2007	14.13	0.83	0.58	1.41	(0.83)	—	(0.83)
9/30/2006	13.81	0.72	0.47	1.19	(0.87)	—	(0.87)
9/30/2005	13.46	0.67	0.57	1.24	(0.89)	—	(0.89)

Retail Class
9/30/2009	$11.85	$0.82	$1.22	$2.04	$(0.84)	$(0.11)	$(0.95)
9/30/2008	14.67	0.92	(2.77)	(1.85)	(0.97)	—	(0.97)
9/30/2007	14.10	0.79	0.57	1.36	(0.79)	—	(0.79)
9/30/2006	13.78	0.69	0.47	1.16	(0.84)	—	(0.84)
9/30/2005	13.44	0.64	0.57	1.21	(0.87)	—	(0.87)

Admin Class
9/30/2009	$11.82	$0.79	$1.22	$2.01	$(0.81)	$(0.11)	$(0.92)
9/30/2008	14.64	0.88	(2.76)	(1.88)	(0.94)	—	(0.94)
9/30/2007	14.07	0.75	0.58	1.33	(0.76)	—	(0.76)
9/30/2006	13.75	0.65	0.48	1.13	(0.81)	—	(0.81)
9/30/2005	13.42	0.60	0.56	1.16	(0.83)	—	(0.83)

(a) Per share net investment income has been calculated using the average shares outstanding during the period.

(b) Amount rounds to less than $0.01 per share, if applicable.

(c) Effective June 2, 2008, redemption fees were eliminated.

(d) Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.

(e) The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

(f) Computed on an annualized basis for periods less than one year, if applicable.

(g) Effective July 1, 2007, the Fund decreased its net expense limitations to 0.70%, 0.95% and 1.20% from 0.75%, 1.00% and 1.25% for the Institutional Class, Retail Class and Admin Class, respectively.

(h) Includes fee/expense recovery of 0.02%.

(i) Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

				Ratios to Average Net Assets:
Redemption fees(b)(c)	Net asset value, end of the period	Total return (%)(d)	Net assets, end of the period (000’s)	Net expenses (%)(e)(f)		Gross expenses (%)(f)		Net investment income (%)(f)	Portfolio turnover rate (%)

$—	$12.99	19.84	$10,855,818	0.65		0.65		7.69	39
0.00	11.89	(13.14)	7,616,621	0.64		0.64		6.78	26
0.00	14.71	10.28	7,716,061	0.67	(g)	0.67		5.75	20
0.00	14.13	9.00	4,742,622	0.75	(h)	0.75	(h)	5.20	26
0.00	13.81	9.46	3,303,997	0.75		0.79		4.91	22

$—	$12.94	19.46	$7,646,591	0.95		0.96		7.44	39
0.00	11.85	(13.44)	6,863,594	0.94	(i)	0.94	(i)	6.49	26
0.00	14.67	9.93	6,432,333	0.97	(g)	0.97		5.49	20
0.00	14.10	8.79	2,232,632	1.00		1.01		4.99	26
0.00	13.78	9.19	707,394	1.00		1.05		4.64	22

$—	$12.91	19.21	$226,032	1.20		1.25		7.22	39
0.00	11.82	(13.69)	210,494	1.20		1.24		6.23	26
0.00	14.64	9.66	193,850	1.23	(g)(i)	1.23	(i)	5.20	20
0.00	14.07	8.51	106,941	1.25		1.29		4.71	26
0.00	13.75	8.86	64,263	1.25		1.31		4.39	22

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS – continued

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Fixed Income Fund

Institutional Class
9/30/2009	$12.15	$0.78	$1.15	$1.93	$(0.89)	$(0.25)	$(1.14)
9/30/2008	14.49	0.88	(2.14)	(1.26)	(1.06)	(0.02)	(1.08)
9/30/2007	13.89	0.83	0.67	1.50	(0.90)	—	(0.90)
9/30/2006	13.88	0.74	0.30	1.04	(1.03)	—	(1.03)
9/30/2005	13.93	0.75	0.58	1.33	(1.38)	—	(1.38)

Global Bond Fund

Institutional Class
9/30/2009	$14.42	$0.67	$1.89	$2.56	$(0.89)	$—	$(0.89)
9/30/2008	15.83	0.70	(1.30)	(0.60)	(0.81)	—	(0.81)
9/30/2007	15.43	0.60	0.70	1.30	(0.90)	—	(0.90)
9/30/2006	15.57	0.48	0.16	0.64	(0.70)	(0.08)	(0.78)
9/30/2005	15.59	0.44	0.05	0.49	(0.46)	(0.05)	(0.51)

Retail Class
9/30/2009	$14.31	$0.62	$1.88	$2.50	$(0.85)	$—	$(0.85)
9/30/2008	15.71	0.64	(1.29)	(0.65)	(0.75)	—	(0.75)
9/30/2007	15.29	0.54	0.70	1.24	(0.82)	—	(0.82)
9/30/2006	15.43	0.44	0.15	0.59	(0.65)	(0.08)	(0.73)
9/30/2005	15.46	0.40	0.05	0.45	(0.43)	(0.05)	(0.48)

(a) Per share net investment income has been calculated using the average shares outstanding during the period.

(b) Amount rounds to less than $0.01 per share, if applicable.

(c) Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.

(d) The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

(e) Computed on an annualized basis for periods less than one year, if applicable.

(f) Includes fee/expense recovery of less than 0.01% and 0.03% for Fixed Income Fund and Global Bond Fund, respectively.

(g) Effective June 2, 2008, redemption fees were eliminated.

(h) Includes fee/expense recovery of 0.02%.

See accompanying notes to financial statements.

					Ratios to Average Net Assets:
Redemption fees(b)		Net asset value, end of the period	Total return (%)(c)	Net assets, end of the period (000’s)	Net expenses (%)(d)(e)		Gross expenses (%)(e)		Net investment income (%)(e)	Portfolio turnover rate (%)

$—		$12.94	19.55	$761,955	0.58		0.58		7.11	29
—		12.15	(9.42)	624,486	0.58		0.58		6.43	30
—		14.49	11.31	605,100	0.60		0.60		5.96	22
—		13.89	8.06	456,011	0.60	(f)	0.60	(f)	5.48	40
—		13.88	9.90	444,552	0.65		0.65		5.47	34

$—		$16.09	19.19	$1,032,465	0.68		0.68		4.76	75
0.00	(g)	14.42	(4.14)	1,157,175	0.64		0.64		4.36	60
0.00		15.83	8.70	996,046	0.68		0.68		3.84	95
0.00		15.43	4.32	643,991	0.74	(f)	0.74	(f)	3.21	77
0.00		15.57	3.05	553,704	0.75		0.80		2.75	63

$—		$15.96	18.81	$918,742	1.00		1.02		4.46	75
0.00	(g)	14.31	(4.45)	1,073,466	1.00	(h)	1.00	(h)	4.02	60
0.00		15.71	8.36	874,575	1.00		1.04		3.53	95
0.00		15.29	4.03	540,697	1.00		1.09		2.93	77
0.00		15.43	2.84	699,498	1.00		1.09		2.57	63

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS – continued

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Inflation Protected Securities Fund

Institutional Class
9/30/2009	$9.86	$0.09	(e)	$0.61	$0.70	$(0.10)	$—	$(0.10)
9/30/2008	10.31	0.73		(0.43)	0.30	(0.75)	—	(0.75)
9/30/2007	10.30	0.47		0.03	0.50	(0.49)	—	(0.49)
9/30/2006	10.84	0.52		(0.38)	0.14	(0.63)	(0.05)	(0.68)
9/30/2005	11.02	0.42		(0.08)	0.34	(0.52)	—	(0.52)

Institutional High Income Fund

Institutional Class
9/30/2009	$6.87	$0.57		$0.54	$1.11	$(0.49)	$(0.09)	$(0.58)
9/30/2008	8.45	0.60		(1.52)	(0.92)	(0.51)	(0.15)	(0.66)
9/30/2007	8.11	0.55		0.30	0.85	(0.51)	—	(0.51)
9/30/2006	7.80	0.50		0.34	0.84	(0.53)	—	(0.53)
9/30/2005	7.50	0.55		0.39	0.94	(0.64)	—	(0.64)

Intermediate Duration Fixed Income Fund

Institutional Class
9/30/2009	$8.95	$0.48		$0.98	$1.46	$(0.46)	$—	$(0.46)
9/30/2008	9.47	0.47		(0.50)	(0.03)	(0.49)	—	(0.49)
9/30/2007	9.50	0.45		(0.01)	0.44	(0.47)	—	(0.47)
9/30/2006	9.60	0.42		(0.07)	0.35	(0.45)	—	(0.45)
9/30/2005	9.92	0.40		(0.25)	0.15	(0.45)	(0.02)	(0.47)

Investment Grade Fixed Income Fund

Institutional Class
9/30/2009	$11.36	$0.67		$1.31	$1.98	$(0.81)	$(0.14)	$(0.95)
9/30/2008	12.96	0.76		(1.47)	(0.71)	(0.89)	—	(0.89)
9/30/2007	12.63	0.70		0.53	1.23	(0.90)	—	(0.90)
9/30/2006	13.28	0.60		0.22	0.82	(0.92)	(0.55)	(1.47)
9/30/2005	13.54	0.57		0.27	0.84	(0.83)	(0.27)	(1.10)

(a) Per share net investment income has been calculated using the average shares outstanding during the period.

(b) Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.

(c) The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

(d) Computed on an annualized basis for periods less than one year, if applicable.

(e) Includes income reductions resulting from principal deflation adjustments during the period in the amount of $0.14 per share and 1.44% of average net assets. See Note 2b of Notes to Financial Statements.

(f) Effective July 1, 2005, the Intermediate Duration Fixed Income Fund and the Inflation Protected Securities Fund decreased their net expense limitations to 0.40% and 0.45%, respectively, from 0.45% and 0.50%, respectively.

(g) Includes fee/expense recovery of 0.01%.

(h) Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%)(b)	Net assets, end of the period (000’s)	Net expenses (%)(c)(d)		Gross expenses (%)(d)		Net investment income (%)(d)		Portfolio turnover rate (%)

$10.46	7.21	$13,976	0.40		1.11		0.88	(e)	12
9.86	2.64	16,033	0.40		0.95		6.85		22
10.31	5.05	13,468	0.40		1.28		4.60		26
10.30	1.48	9,053	0.40		1.69		4.96		41
10.84	3.12	9,298	0.49	(f)	1.54		3.81		141

$7.40	20.82	$458,516	0.72		0.72		9.54		37
6.87	(11.70)	214,201	0.72		0.72		7.70		35
8.45	10.81	187,568	0.75	(g)	0.75	(g)	6.60		31
8.11	11.56	141,318	0.75		0.79		6.40		23
7.80	12.99	110,533	0.75		0.82		7.24		22

$9.95	16.99	$28,027	0.40		0.68		5.24		52
8.95	(0.46)	32,748	0.40		0.59		5.00		65
9.47	4.76	31,445	0.40		0.61		4.71		87
9.50	3.82	41,851	0.40		0.62		4.48		62
9.60	1.50	40,628	0.44	(f)	0.68		4.10		50

$12.39	19.35	$525,504	0.49		0.49		6.10		22
11.36	(6.00)	277,863	0.50		0.50		5.98		32
12.96	10.19	261,741	0.53		0.53		5.52		23
12.63	6.81	173,549	0.55	(h)	0.55	(h)	4.79		50
13.28	6.42	186,749	0.55		0.58		4.28		42

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. Shares of certain funds in the Trust were first registered under the Securities Act of 1933 (the “1933 Act”) effective March 7, 1997 (subsequent to their commencement of investment operations). The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Bond Fund (the “Bond Fund”)

Loomis Sayles Fixed Income Fund (the “Fixed Income Fund”)

Loomis Sayles Global Bond Fund (the “Global Bond Fund”)

Loomis Sayles Inflation Protected Securities Fund (the “Inflation Protected Securities Fund”)

Loomis Sayles Institutional High Income Fund (the “Institutional High Income Fund”)

Loomis Sayles Intermediate Duration Fixed Income Fund (the “Intermediate Duration Fixed Income Fund”)

Loomis Sayles Investment Grade Fixed Income Fund (the “Investment Grade Fixed Income Fund”)

Each Fund offers Institutional Class Shares. Bond Fund and Global Bond Fund also offer Retail Class Shares. In addition, Bond Fund offers Admin Class Shares.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions that have occurred through November 23, 2009, the date the financial statements were issued, and noted no items requiring recognition in the financial statements or additional disclosure in the Notes to Financial Statements.

a.  Valuation. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Equity securities, including closed-end investment companies and exchange traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Futures contracts are valued at their most recent settlement price. Credit default swaps are valued based on prices supplied by a pricing service, if available, or quotations obtained from broker-dealers. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned. The amount by which negative principal adjustments exceed interest income earned or positive principal adjustments on a cumulative basis, is recorded as an increase to the cost basis of the security. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Certain Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts. Each Fund that may invest in foreign investments may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell may offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts require the movement of cash or securities to or from the counterparty as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Futures Contracts. The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index (e.g., an interest-bearing security) for a specified price on a specified future date.

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2009

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as “initial margin” an amount of cash or liquid securities. As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin”, are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of the collateral held. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures have standardized contracts and are settled through a clearing house with fulfillment guaranteed by the credit of the exchange. Therefore, counterparty credit risks to the Funds are limited.

f.  Swap Agreements. Each Fund may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. If a credit event occurs, the protection seller must pay the protection buyer the agreed upon notional value (“par value”) of the reference obligation in exchange for the reference obligation (or may pay the difference between the par value and market value of the reference obligation). The Funds may also make upfront payments as the protection buyer or receive upfront payments as the protection seller.

The notional amounts of credit default swaps are not recorded in the financial statements. Credit default swaps are marked-to-market daily. Fluctuations in the value of credit default swaps are recorded in the Statement of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statement of Operations as realized gain or loss when received or paid. Upfront fees received or paid by the Funds are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Credit default swaps are privately negotiated and traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. Counterparty risk is managed through the posting of collateral and, as a result, the risk of loss to a Fund from counterparty default should be limited to the extent a Fund is undercollateralized. In addition to collateral requirements, the Funds also require counterparties to meet minimum credit quality requirements. The Funds cover their net obligations under outstanding credit default swaps by segregating liquid assets in the form of collateral.

g.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2009 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statements of Assets and Liabilities.

h.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as foreign currency transactions, defaulted bond adjustments, discount adjustments on inflation-protected securities, paydown gains and losses, premium amortization accruals, dividend redesignations, return of capital and capital gain distributions from REITs. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization accruals, securities lending collateral gain/loss adjustments, forward contracts mark to market, futures contracts mark to market, defaulted bond interest, REIT basis adjustments and adjustments to inflation-protected securities. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2009 and 2008 was as follows:

	2009 Distributions Paid From:			2008 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Bond Fund	$1,098,166,549	$117,096,804	$1,215,263,353	$1,174,950,148	$—	$1,174,950,148
Fixed Income Fund	48,541,199	8,757,966	57,299,165	43,626,372	643,688	44,270,060
Global Bond Fund	106,651,090	—	106,651,090	114,644,152	—	114,644,152
Inflation Protected Securities Fund	145,315	—	145,315	1,129,818	—	1,129,818
Institutional High Income Fund	19,751,808	1,232,223	20,984,031	12,782,158	3,318,304	16,100,462
Intermediate Duration Fixed Income Fund	1,361,910	—	1,361,910	1,768,089	—	1,768,089
Investment Grade Fixed Income Fund	26,583,130	2,544,109	29,127,239	19,088,772	—	19,088,772

Differences between these amounts and those reported in the Statements of Changes in Net Assets, if any, are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:

	Bond Fund	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund	Institutional High Income Fund	Intermediate Duration Fixed Income Fund	Investment Grade Fixed Income Fund
Undistributed ordinary income	$2,524,586	$30,724,883	$4,024,889	$5,668	$21,907,730	$105,795	$—
Undistributed long-term capital gains	—	—	—	—	12,256	—	—

Total undistributed earnings	2,524,586	30,724,883	4,024,889	5,668	21,919,986	105,795	—
Capital loss carryforward:
Expires September 30, 2013	—	—	—	—	—	(3,797)	—
Expires September 30, 2014	—	—	(1,046,616)	(19,853)	—	(186,919)	—
Expires September 30, 2015	—	—	(5,497,643)	(155,005)	—	(326,220)	—
Expires September 30, 2016	—	—	(3,309,847)	—	—	(222,423)	—
Expires September 30, 2017	(73,277,381)	(129,506)	(21,329,772)	(110,122)	—	(460,684)	—

Total capital loss carryforward	(73,277,381)	(129,506)	(31,183,878)	(284,980)	—	(1,200,043)	—
Deferred net capital losses (post-October 2008)	(708,591,846)	(19,706,451)	(67,714,661)	(364,539)	(9,779,704)	(93,838)	(1,345,945)
Unrealized appreciation (depreciation)	(254,918,218)	24,715,132	59,405,201	(7,979)	42,420,104	911,072	37,865,621

Total accumulated earnings (losses)	$(1,034,262,859)	$35,604,058	$(35,468,449)	$(651,830)	$54,560,386	$(277,014)	$36,519,676

i.  Repurchase Agreements. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 100% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. It is each Fund’s policy, regarding tri-party arrangements, that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2009

j.  Delayed Delivery Commitments. Purchases of when-issued or delayed delivery instruments may have a similar effect on a Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. The price of the underlying instruments and the date when they will be paid for are fixed at the time the transaction is negotiated. If a Fund enters into such a transaction, collateral consisting of liquid securities or cash and cash equivalents will be maintained in an amount at least equal to the commitment with the custodian and/ or broker. Losses may arise due to changes in the market value of the underlying instruments or if the counterparty does not perform under the contract.

k.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

As of September 30, 2009, there were no securities on loan.

l.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

m.  Due to/from Brokers. Transactions and positions in forward foreign currency contracts and credit default swaps are primarily maintained, cleared and held by registered U.S. broker/dealers pursuant to customer agreements between the Fund and the various broker/dealers. Due to/from brokers’ balances in the Statement of Assets and Liabilities represent cash and/or securities received or paid as collateral for forward foreign currency contracts and/or credit default swaps. In certain circumstances the Fund’s use of cash and/or securities held at brokers is restricted by regulation or broker mandated limits.

3.  Fair Value Measurements. Effective October 1, 2008, the Funds adopted accounting standards related to fair value measurements and disclosures which establish a hierarchy for which various inputs are used in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3—prices determined using significant unobservable inputs for situations where quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2009, at value:

Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
ABS Credit Card	$—	$118,070,621	$—	$118,070,621
Aerospace & Defense	—	19,178,059	—	19,178,059
Airlines	—	247,024,474	4,164,511	251,188,985
Automotive	—	540,224,320	3,570,396	543,794,716
Banking	—	1,258,179,562	—	1,258,179,562
Brokerage	—	6,260,247	—	6,260,247
Building Materials	—	152,179,554	—	152,179,554
Chemicals	—	103,060,565	25,744,100	128,804,665
Construction Machinery	—	136,088,818	—	136,088,818
Consumer Cyclical Services	—	154,772,360	—	154,772,360
Consumer Products	—	33,278,448	—	33,278,448
Distributors	—	5,781,954	—	5,781,954
Diversified Manufacturing	—	102,692,254	30,625,436	133,317,690
Electric	—	527,043,118	—	527,043,118
Entertainment	—	40,033,334	—	40,033,334
Financial Other	—	39,184,728	—	39,184,728
Food & Beverage	—	193,930,692	—	193,930,692
Government Owned—No Guarantee	—	21,710,186	—	21,710,186
Government Sponsored	—	62,876,545	—	62,876,545
Health Insurance	—	238,409,366	—	238,409,366
Healthcare	—	651,694,351	—	651,694,351
Home Construction	—	287,331,521	—	287,331,521
Independent Energy	—	246,278,027	—	246,278,027
Industrial Other	—	24,650,687	—	24,650,687
Integrated Energy	—	—	1,447,652	1,447,652
Life Insurance	—	81,822,062	—	81,822,062
Local Authorities	—	147,224,075	—	147,224,075
Media Cable	—	435,636,587	—	435,636,587
Media Non-Cable	—	100,583,358	—	100,583,358
Metals & Mining	—	139,854,362	—	139,854,362
Mortgage Related	—	303,242	—	303,242
Non-Captive Consumer	—	569,665,086	5,428,994	575,094,080
Non-Captive Diversified	—	1,064,859,213	4,017,538	1,068,876,751
Oil Field Services	—	425,645,551	—	425,645,551
Packaging	—	27,209,496	—	27,209,496
Paper	—	475,645,687	—	475,645,687
Pharmaceuticals	—	133,045,556	—	133,045,556
Pipelines	—	401,340,989	—	401,340,989
Property & Casualty Insurance	—	166,888,240	—	166,888,240
Railroads	—	66,187,177	—	66,187,177
Refining	—	1,591,453	—	1,591,453
REITs	—	229,664,692	—	229,664,692
Restaurants	—	2,708,034	—	2,708,034
Retailers	—	446,326,841	—	446,326,841
Sovereigns	—	835,695,676	—	835,695,676

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2009

Bond Fund

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes – continued
Non-Convertible Bonds – continued
Supermarkets	$—	$143,022,800	$—	$143,022,800
Supranational	—	452,085,163	45,293,529	497,378,692
Technology	—	434,922,336	225,000	435,147,336
Tobacco	—	232,822,467	—	232,822,467
Transportation Services	—	96,478,592	—	96,478,592
Treasuries	—	2,440,871,430	—	2,440,871,430
Wireless	—	281,410,263	—	281,410,263
Wirelines	—	782,112,468	—	782,112,468

Total Non-Convertible Bonds	—	15,825,556,687	120,517,156	15,946,073,843

Convertible Bonds
Airlines	—	4,378,156	—	4,378,156
Diversified Manufacturing	—	3,868,188	—	3,868,188
Electric	—	1,143,750	—	1,143,750
Healthcare	—	43,816,282	—	43,816,282
Independent Energy	—	2,817,000	—	2,817,000
Industrial Other	—	24,029,850	—	24,029,850
Life Insurance	—	1,267,500	—	1,267,500
Lodging	—	29,441,344	—	29,441,344
Media Non-Cable	—	6,250,667	—	6,250,667
Metals & Mining	—	32,247,175	—	32,247,175
Non-Captive Diversified	—	30,292,500	—	30,292,500
Oil Field Services	—	12,922,038	—	12,922,038
Pharmaceuticals	—	127,395,192	—	127,395,192
REITs	—	16,008,894	—	16,008,894
Technology	—	438,570,461	7,657,650	446,228,111
Textile	—	100,860	—	100,860
Wireless	—	19,199,783	—	19,199,783
Wirelines	—	60,548,662	68,341,380	128,890,042

Total Convertible Bonds	—	854,298,302	75,999,030	930,297,332

Municipals(a)	—	101,085,393	—	101,085,393

Total Bonds and Notes	—	16,780,940,382	196,516,186	16,977,456,568

Bank Loans(a)	—	124,537,540	—	124,537,540

Preferred Stocks
Convertible Preferred Stocks
Automotive	58,948,183	—	—	58,948,183
Capital Markets	—	9,411,200	—	9,411,200
Commercial Banks	7,316,349	—	—	7,316,349
Diversified Financial Services	—	7,584,546	—	7,584,546
Electric Utilities	—	15,271,049	7,293,125	22,564,174
Hotels, Restaurants & Leisure	1	—	—	1
Machinery	—	5,134,101	—	5,134,101
Oil, Gas & Consumable Fuels	7,276,338	8,431,892	—	15,708,230
REITs	—	—	616,400	616,400
Semiconductors & Semiconductor Equipment	—	33,863,490	—	33,863,490

Total Convertible Preferred Stocks	73,540,871	79,696,278	7,909,525	161,146,674

Bond Fund

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3	Total
Preferred Stocks – continued
Non-Convertible Preferred Stocks
Diversified Financial Services	$1,850,641	$49,259,008	$—	$51,109,649
Electric Utilities	1,075,232	642,896	—	1,718,128
Thrifts & Mortgage Finance	25,436,676	22,018,909	—	47,455,585

Total Non-Convertible Preferred Stocks	28,362,549	71,920,813	—	100,283,362

Total Preferred Stocks	101,903,420	151,617,091	7,909,525	261,430,036

Common Stocks(a)	128,256,823	—	—	128,256,823
Closed End Investment Companies	34,590,021	—	—	34,590,021
Exchange Traded Funds	93,032,953	—	—	93,032,953
Short-Term Investments	1,044,377,742	—	—	1,044,377,742

Total	$1,402,160,959	$17,057,095,013	$204,425,711	$18,663,681,683

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
ABS Credit Card	$—	$4,412,002	$—	$4,412,002
ABS Other	—	653,350	—	653,350
Aerospace & Defense	—	152,688	—	152,688
Airlines	—	4,927,252	—	4,927,252
Automotive	—	21,519,931	2,281,964	23,801,895
Banking	—	55,291,340	—	55,291,340
Building Materials	—	9,263,397	—	9,263,397
Chemicals	—	9,979,440	3,531,800	13,511,240
Commercial Mortgage-Backed Securities	—	867,766	—	867,766
Construction Machinery	—	937,696	—	937,696
Distributors	—	987,128	—	987,128
Diversified Manufacturing	—	3,224,768	—	3,224,768
Electric	—	25,753,049	—	25,753,049
Entertainment	—	10,320,795	—	10,320,795
Food & Beverage	—	7,968,752	—	7,968,752
Government Owned—No Guarantee	—	1,758,978	—	1,758,978
Health Insurance	—	2,005,432	—	2,005,432
Healthcare	—	19,246,260	—	19,246,260
Home Construction	—	8,113,856	—	8,113,856
Independent Energy	—	17,077,291	—	17,077,291
Industrial Other	—	1,260,000	—	1,260,000
Integrated Energy	—	—	1,206,376	1,206,376
Life Insurance	—	4,888,655	450,000	5,338,655
Local Authorities	—	37,320,155	—	37,320,155
Lodging	—	142,125	—	142,125
Media Cable	—	27,365,035	—	27,365,035
Media Non-Cable	—	3,355,498	—	3,355,498
Metals & Mining	—	8,938,699	—	8,938,699

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2009

Fixed Income Fund

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes – continued
Non-Convertible Bonds – continued
Non-Captive Consumer	$—	$12,753,387	$—	$12,753,387
Non-Captive Diversified	—	26,588,587	250,188	26,838,775
Oil Field Services	—	980,000	—	980,000
Packaging	—	2,005,000	—	2,005,000
Paper	—	13,722,946	—	13,722,946
Pharmaceuticals	—	4,651,919	—	4,651,919
Pipelines	—	14,033,634	—	14,033,634
Property & Casualty Insurance	—	11,194,785	—	11,194,785
Railroads	—	1,597,113	—	1,597,113
REITs	—	14,526,228	—	14,526,228
Restaurants	—	722,142	—	722,142
Retailers	—	14,064,264	—	14,064,264
Sovereigns	—	34,767,319	—	34,767,319
Supermarkets	—	8,793,350	—	8,793,350
Supranational	—	32,223,955	—	32,223,955
Technology	—	16,474,714	—	16,474,714
Tobacco	—	12,153,519	—	12,153,519
Transportation Services	—	4,425,354	—	4,425,354
Treasuries	—	116,670,134	—	116,670,134
Wireless	—	9,592,959	—	9,592,959
Wirelines	—	27,854,852	—	27,854,852

Total Non-Convertible Bonds	—	667,527,499	7,720,328	675,247,827

Convertible Bonds
Airlines	—	908,375	—	908,375
Construction Machinery	—	47,250	—	47,250
Electric	—	571,875	—	571,875
Healthcare	—	486,220	—	486,220
Industrial Other	—	1,257,750	—	1,257,750
Life Insurance	—	845,000	—	845,000
Lodging	—	1,313,813	—	1,313,813
Media Non-Cable	—	277,695	—	277,695
Metals & Mining	—	3,592,150	—	3,592,150
Non-Captive Diversified	—	190,000	—	190,000
Oil Field Services	—	342,900	—	342,900
Pharmaceuticals	—	2,642,619	—	2,642,619
Pipelines	—	1,438,346	—	1,438,346
REITs	—	3,504,037	—	3,504,037
Technology	—	11,263,489	330,330	11,593,819
Textile	—	51,660	—	51,660
Wirelines	—	252,187	3,222,400	3,474,587

Total Convertible Bonds	—	28,985,366	3,552,730	32,538,096

Municipals(a)	—	1,946,685	—	1,946,685

Total Bonds and Notes	—	698,459,550	11,273,058	709,732,608

Bank Loans(a)	—	2,095,902	—	2,095,902

Fixed Income Fund

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3	Total
Preferred Stocks
Convertible Preferred Stocks
Automotive	$2,459,810	$—	$—	$2,459,810
Capital Markets	—	887,028	—	887,028
Diversified Financial Services	—	1,674,126	—	1,674,126
Electric Utilities	—	440,625	—	440,625
Machinery	—	751,200	—	751,200
Oil, Gas & Consumable Fuels	64,558	675,437	—	739,995
REITs	—	—	28,750	28,750
Semiconductors & Semiconductor Equipment	—	2,841,975	—	2,841,975

Total Convertible Preferred Stocks	2,524,368	7,270,391	28,750	9,823,509

Non-Convertible Preferred Stocks
Diversified Financial Services	89,750	3,069,296	—	3,159,046
Electric Utilities	488,671	238,745	—	727,416
Thrifts & Mortgage Finance	739,868	387,023	—	1,126,891

Total Non-Convertible Preferred Stocks	1,318,289	3,695,064	—	5,013,353

Total Preferred Stocks	3,842,657	10,965,455	28,750	14,836,862

Common Stocks(a)	10,816,993	—	—	10,816,993
Short-Term Investments	14,854,774	—	—	14,854,774

Total	$29,514,424	$711,520,907	$11,301,808	$752,337,139

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

Global Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Argentina	$—	$7,155,200	$—	$7,155,200
Australia	—	15,538,217	—	15,538,217
Austria	—	21,731,284	—	21,731,284
Belgium	—	58,489,843	—	58,489,843
Bermuda	—	15,479,252	—	15,479,252
Brazil	—	22,034,924	—	22,034,924
Canada	—	68,370,489	—	68,370,489
Cayman Islands	—	29,602,486	—	29,602,486
Colombia	—	9,251,250	—	9,251,250
France	—	65,387,421	—	65,387,421
Germany	—	307,826,270	—	307,826,270
India	—	22,642,817	—	22,642,817
Indonesia	—	19,592,871	—	19,592,871
Ireland	—	38,379,976	4,139,625	42,519,601
Italy	—	8,929,152	—	8,929,152
Japan	—	81,951,218	—	81,951,218
Korea	—	32,713,889	—	32,713,889
Luxembourg	—	16,604,525	—	16,604,525

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2009

Global Bond Fund

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes – continued
Non-Convertible Bonds – continued
Mexico	$—	$33,896,999	$—	$33,896,999
Netherlands	—	53,387,599	—	53,387,599
Norway	—	69,663,668	—	69,663,668
Peru	—	4,553,250	—	4,553,250
Singapore	—	18,053,372	—	18,053,372
South Africa	—	22,121,519	—	22,121,519
Supranational	—	34,652,572	6,678,449	41,331,021
Sweden	—	27,817,909	—	27,817,909
United Arab Emirates	—	48,084,048	—	48,084,048
United Kingdom	—	105,406,794	—	105,406,794
United States	—	556,496,810	14,464,520	570,961,330

Total Non-Convertible Bonds	—	1,815,815,624	25,282,594	1,841,098,218

Convertible Bonds(a)	—	4,608,840	—	4,608,840

Total Bonds and Notes	—	1,820,424,464	25,282,594	1,845,707,058

Preferred Stocks(a)	1,036,317	1,812,566	—	2,848,883
Short-Term Investments	32,640,617	—	—	32,640,617

Total Investments	33,676,934	1,822,237,030	25,282,594	1,881,196,558

Credit Default Swap Agreement	—	150,447	—	150,447
Forward Foreign Currency Contracts (unrealized appreciation)	—	1,907,357	—	1,907,357

Total	$33,676,934	$1,824,294,834	$25,282,594	$1,883,254,362

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(385,811)	$—	$(385,811)

Inflation Protected Securities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$13,441,726	$—	$13,441,726
Preferred Stocks
Non-Convertible Preferred Stocks
Thrifts & Mortgage Finance	2,100	5,635	—	7,735
Short-Term Investments	476,954	—	—	476,954

Total Investments	479,054	13,447,361	—	13,926,415

Forward Foreign Currency Contracts (unrealized appreciation)	—	7,566	—	7,566

Total	$479,054	$13,454,927	$—	$13,933,981

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

Inflation Protected Securities Fund

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(6,332)	$—	$(6,332)

Institutional High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$1,783,298	$—	$1,783,298
Aerospace & Defense	—	2,314,081	—	2,314,081
Airlines	—	2,620,591	347,042	2,967,633
Automotive	—	19,702,457	355,516	20,057,973
Banking	—	21,789,114	—	21,789,114
Building Materials	—	8,970,261	—	8,970,261
Chemicals	—	5,409,349	2,658,860	8,068,209
Commercial Mortgage-Backed Securities	—	972,941	—	972,941
Construction Machinery	—	7,464,913	—	7,464,913
Consumer Products	—	983,625	—	983,625
Diversified Manufacturing	—	2,993,634	—	2,993,634
Electric	—	13,108,417	—	13,108,417
Food & Beverage	—	2,296,308	—	2,296,308
Government Owned—No Guarantee	—	175,898	—	175,898
Healthcare	—	18,623,689	—	18,623,689
Home Construction	—	5,522,585	—	5,522,585
Independent Energy	—	6,456,528	—	6,456,528
Industrial Other	—	294,375	—	294,375
Life Insurance	—	2,181,050	—	2,181,050
Local Authorities	—	11,832,285	—	11,832,285
Lodging	—	1,236,431	—	1,236,431
Media Cable	—	703,838	—	703,838
Media Non-Cable	—	113,275	—	113,275
Metals & Mining	—	15,994,786	—	15,994,786
Non-Captive Consumer	—	2,727,863	3,195,119	5,922,982
Non-Captive Diversified	—	15,238,580	—	15,238,580
Oil Field Services	—	1,043,700	—	1,043,700
Packaging	—	1,558,888	—	1,558,888
Paper	—	28,539,953	—	28,539,953
Pharmaceuticals	—	9,034,331	—	9,034,331
Pipelines	—	11,312,785	—	11,312,785
Property & Casualty Insurance	—	3,437,506	—	3,437,506
Railroads	—	239,995	—	239,995
REITs	—	6,240,505	—	6,240,505
Retailers	—	15,471,755	—	15,471,755
Sovereigns	—	13,477,002	—	13,477,002
Supermarkets	—	3,663,850	—	3,663,850
Supranational	—	890,378	120,736	1,011,114
Technology	—	21,006,345	—	21,006,345
Textile	—	658,600	—	658,600

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2009

Institutional High Income Fund

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes – continued
Non-Convertible Bonds – continued
Transportation Services	$—	$5,371,590	$—	$5,371,590
Treasuries	—	8,068,320	—	8,068,320
Wireless	—	8,267,850	—	8,267,850
Wirelines	—	21,034,120	—	21,034,120

Total Non-Convertible Bonds	—	330,827,645	6,677,273	337,504,918

Convertible Bonds
Airlines	—	538,688	—	538,688
Construction Machinery	—	37,800	—	37,800
Diversified Manufacturing	—	188,063	—	188,063
Electric	—	285,938	—	285,938
Healthcare	—	9,438,607	—	9,438,607
Independent Energy	—	3,012,037	—	3,012,037
Industrial Other	—	1,072,500	—	1,072,500
Lodging	—	2,309,737	—	2,309,737
Media Non-Cable	—	37,868	—	37,868
Metals & Mining	—	6,543,950	—	6,543,950
Oil Field Services	—	1,080,800	—	1,080,800
Pharmaceuticals	—	12,669,069	—	12,669,069
Technology	—	18,868,205	1,204,840	20,073,045
Textile	—	13,120	—	13,120
Wireless	—	1,259,400	—	1,259,400
Wirelines	—	2,874,262	2,342,600	5,216,862

Total Convertible Bonds	—	60,230,044	3,547,440	63,777,484

Total Bonds and Notes	—	391,057,689	10,224,713	401,282,402

Bank Loans(a)	—	2,520,445	—	2,520,445

Common Stocks(a)	10,555,644	—	—	10,555,644

Preferred Stocks
Convertible Preferred Stocks
Automotive	968,599	—	—	968,599
Commercial Banks	123,234	—	—	123,234
Diversified Financial Services	—	503,861	—	503,861
Electric Utilities	—	754,306	145,250	899,556
Hotels, Restaurants & Leisure	4	—	—	4
Machinery	—	356,409	—	356,409
Oil, Gas & Consumable Fuels	—	190,594	—	190,594
REITs	—	—	12,650	12,650
Semiconductors & Semiconductor Equipment	—	879,750	—	879,750

Total Convertible Preferred Stocks	1,091,837	2,684,920	157,900	3,934,657

Non-Convertible Preferred Stocks
Diversified Financial Services	323,100	260,526	—	583,626
Thrifts & Mortgage Finance	712,190	1,809,979	—	2,522,169

Total Non-Convertible Preferred Stocks	1,035,290	2,070,505	—	3,105,795

Total Preferred Stocks	2,127,127	4,755,425	157,900	7,040,452

Institutional High Income Fund

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3	Total
Closed End Investment Companies	$1,925,907	$—	$—	$1,925,907
Exchange Traded Funds	14,387,892	—	—	14,387,892
Short-Term Investments	16,907,863	—	—	16,907,863

Total	$45,904,433	$398,333,559	$10,382,613	$454,620,605

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

Intermediate Duration Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
ABS Car Loan	$—	$27,633	$—	$27,633
ABS Credit Card	—	1,274,894	—	1,274,894
ABS Home Equity	—	133,358	92,043	225,401
Aerospace & Defense	—	169,889	—	169,889
Automotive	—	220,574	—	220,574
Banking	—	2,987,046	—	2,987,046
Collateralized Mortgage Obligations	—	478,634	—	478,634
Commercial Mortgage-Backed Securities	—	3,215,549	—	3,215,549
Construction Machinery	—	193,822	—	193,822
Consumer Products	—	238,771	—	238,771
Distributors	—	123,036	—	123,036
Diversified Manufacturing	—	64,775	—	64,775
Electric	—	1,028,593	—	1,028,593
Entertainment	—	592,791	—	592,791
Environmental	—	44,260	—	44,260
Food & Beverage	—	958,592	—	958,592
Government Owned—No Guarantee	—	169,454	—	169,454
Health Insurance	—	326,736	—	326,736
Healthcare	—	520,661	—	520,661
Hybrid ARMs	—	506,589	—	506,589
Independent Energy	—	511,931	—	511,931
Integrated Energy	—	415,513	—	415,513
Media Cable	—	584,858	—	584,858
Media Non-Cable	—	334,211	—	334,211
Metals & Mining	—	499,775	—	499,775
Mortgage Related	—	1,184,107	—	1,184,107
Non-Captive Consumer	—	207,964	—	207,964
Non-Captive Diversified	—	650,295	—	650,295
Oil Field Services	—	123,388	—	123,388
Pharmaceuticals	—	169,934	—	169,934
Pipelines	—	559,288	—	559,288
Property & Casualty Insurance	—	15,423	—	15,423
Railroads	—	403,413	—	403,413
Refining	—	145,659	—	145,659
REITs	—	737,215	—	737,215
Retailers	—	297,821	—	297,821
Supermarkets	—	164,801	—	164,801

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2009

Intermediate Duration Fixed Income Fund

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes – continued
Technology	$—	$1,118,190	$—	$1,118,190
Tobacco	—	354,174	—	354,174
Treasuries	—	2,652,215	—	2,652,215
Wireless	—	343,575	—	343,575
Wirelines	—	1,083,899	—	1,083,899

Total Bonds and Notes	—	25,833,306	92,043	25,925,349

Short-Term Investments	1,127,253	839,927	—	1,967,180

Total Investments	1,127,253	26,673,233	92,043	27,892,529

Futures Contracts (unrealized appreciation)	21,914	—	—	21,914

Total	$1,149,167	$26,673,233	$92,043	$27,914,443

Investment Grade Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$4,645,012	$—	$4,645,012
ABS Credit Card	—	730,287	—	730,287
ABS Home Equity	—	123,102	106,635	229,737
ABS Other	—	2,252,931	2,345,000	4,597,931
Aerospace & Defense	—	181,711	—	181,711
Airlines	—	9,735,040	1,697,038	11,432,078
Automotive	—	2,982,224	—	2,982,224
Banking	—	38,226,075	—	38,226,075
Brokerage	—	3,651,370	—	3,651,370
Building Materials	—	6,231,026	—	6,231,026
Chemicals	—	11,189,651	—	11,189,651
Collateralized Mortgage Obligations	—	965,865	—	965,865
Commercial Mortgage-Backed Securities	—	23,302,464	—	23,302,464
Construction Machinery	—	296,006	—	296,006
Consumer Cyclical Services	—	8,665,149	—	8,665,149
Consumer Products	—	3,710,466	—	3,710,466
Distributors	—	5,621,995	—	5,621,995
Diversified Manufacturing	—	3,682,074	716,291	4,398,365
Electric	—	13,775,213	—	13,775,213
Entertainment	—	3,143,291	—	3,143,291
Financial Other	—	2,546,050	—	2,546,050
Food & Beverage	—	8,485,401	—	8,485,401
Government Owned—No Guarantee	—	6,089,627	—	6,089,627
Health Insurance	—	2,592,790	—	2,592,790
Healthcare	—	5,208,971	—	5,208,971
Home Construction	—	8,754,742	—	8,754,742
Hybrid ARMs	—	1,212,198	—	1,212,198
Independent Energy	—	6,288,013	—	6,288,013
Local Authorities	—	8,125,088	—	8,125,088

Investment Grade Fixed Income Fund

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes – continued
Non-Convertible Bonds – continued
Media Cable	$—	$9,052,102	$—	$9,052,102
Media Non-Cable	—	3,197,209	—	3,197,209
Metals & Mining	—	3,711,540	—	3,711,540
Mortgage Related	—	8,895,607	—	8,895,607
Non-Captive Consumer	—	4,739,025	656,624	5,395,649
Non-Captive Diversified	—	12,857,613	—	12,857,613
Oil Field Services	—	1,521,835	—	1,521,835
Paper	—	4,658,241	—	4,658,241
Pharmaceuticals	—	7,259,394	—	7,259,394
Pipelines	—	20,528,710	—	20,528,710
Property & Casualty Insurance	—	7,753,531	—	7,753,531
Railroads	—	5,091,765	—	5,091,765
Refining	—	4,078,459	—	4,078,459
REITs	—	10,198,248	—	10,198,248
Restaurants	—	552,960	—	552,960
Retailers	—	7,423,236	—	7,423,236
Sovereigns	—	13,168,978	—	13,168,978
Supranational	—	7,822,521	—	7,822,521
Technology	—	15,132,985	—	15,132,985
Tobacco	—	6,077,203	—	6,077,203
Transportation Services	—	11,687,022	—	11,687,022
Treasuries	—	84,588,043	—	84,588,043
Wireless	—	2,048,152	—	2,048,152
Wirelines	—	31,171,644	—	31,171,644

Total Non-Convertible Bonds	—	475,629,855	5,521,588	481,151,443

Convertible Bonds
Oil Field Services	—	228,600	—	228,600
REITs	—	178,319	—	178,319
Technology	—	5,142,610	43,680	5,186,290

Total Convertible Bonds	—	5,549,529	43,680	5,593,209

Municipals(a)	—	1,459,825	—	1,459,825

Total Bonds and Notes	—	482,639,209	5,565,268	488,204,477

Preferred Stocks
Non-Convertible Preferred Stocks
Diversified Financial Services	13,875	892,626	—	906,501
Electric Utilities	262,652	34,152	—	296,804
Thrifts & Mortgage Finance	141,070	173,097	—	314,167

Total Non-Convertible Preferred Stocks	417,597	1,099,875	—	1,517,472

Convertible Preferred Stocks(a)	—	1,925,393	—	1,925,393

Total Preferred Stocks	417,597	3,025,268	—	3,442,865

Common Stocks(a)	519,533	—	—	519,533
Short-Term Investments	21,231,984	—	—	21,231,984

Total	$22,169,114	$485,664,477	$5,565,268	$513,398,859

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2009

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2009:

Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2008	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers in/(out) Level 3	Balance as of September 30, 2009
Bonds and Notes
Non-Convertible Bonds
Airlines	$22,961,700	$—	$77,148	$5,737,962	$(2,675,242)	$(21,937,057)	$4,164,511
Automotive	—	11,780	—	(40,881)	728,590	2,870,907	3,570,396
Banking	81,049,502	2,613,619	(49,585,182)	33,714,778	(12,429,904)	(55,362,813)	—
Chemicals	13,144,730	268,993	—	3,066,365	19,501	9,244,511	25,744,100
Diversified Manufacturing	—	145,612	—	2,385,928	28,093,896	—	30,625,436
Independent Energy	6,923,210	79,366	—	974,139	—	(7,976,715)	—
Industrial Other	12,676,800	—	—	8,451,200	—	(21,128,000)	—
Integrated Energy	1,683,067	—	—	6,658	(242,073)	—	1,447,652
Life Insurance	13,579,037	—	1,952,757	9,445,306	(24,977,100)	—	—
Media Non-Cable	6,027,275	283,697	(12,274,987)	9,210,028	(3,246,013)	—	—
Non-Captive Consumer	11,577,735	647,998	—	3,098,427	—	(9,895,166)	5,428,994
Non-Captive Diversified	22,929,550	50,445	—	6,563,028	3,955,365	(29,480,850)	4,017,538
Property & Casualty Insurance	5,172,800	4,178	(306,929)	(492,549)	(593,500)	(3,784,000)	—
Supranational	59,712,065	—	—	10,202,270	—	(24,620,806)	45,293,529
Technology	12,664,200	85,370	(9,246)	(765,840)	193,075	(11,942,559)	225,000
Wireless	24,894,800	63,477	—	10,333,573	429,750	(35,721,600)	—
Convertible Bonds
Healthcare	3,561,000	36,830	—	2,137,243	(5,735,073)	—	—
Technology	—	189,157	86,447	(275,594)	(1,052,000)	8,709,640	7,657,650
Transportation Services	535,780	6,960	42,110	17,150	(602,000)	—	—
Wirelines	—	49,002	—	5,108,838	63,183,540	—	68,341,380
Preferred Stocks
Convertible Preferred Stocks
Electric Utilities	8,295,000	—	—	(1,036,875)	35,000	—	7,293,125
REITs	—	—	—	(40,200)	—	656,600	616,400
Semiconductors & Semiconductor Equipment	20,542,641	—	—	13,307,787	13,062	(33,863,490)	—

Total	$327,930,892	$4,536,484	$(60,017,882)	$121,108,741	$45,098,874	$(234,231,398)	$204,425,711

Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2008	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers in/(out) Level 3	Balance as of September 30, 2009
Bonds and Notes
Non-Convertible Bonds
Automotive	$—	$9,470	$—	$(32,203)	$7,971	$2,296,726	$2,281,964
Banking	2,149,000	133,614	(2,422,739)	752,125	(612,000)	—	—
Chemicals	—	27,040	—	623,160	—	2,881,600	3,531,800
Industrial Other	756,000	—	—	504,000	—	(1,260,000)	—
Integrated Energy	1,402,556	—	1,388	4,159	(201,727)	—	1,206,376
Life Insurance	6,011,553	4,139	858,091	4,140,092	(11,051,160)	487,285	450,000
Media Non-Cable	14,500	927	(23,552)	16,050	(7,925)	—	—
Non-Captive Diversified	1,222,550	5,173	—	424,746	—	(1,402,281)	250,188
Property & Casualty Insurance	818,850	475	—	(139,525)	—	(679,800)	—
Technology	596,000	3,037	—	(144,036)	—	(455,001)	—
Convertible Bonds
Healthcare	125,000	1,423	—	68,853	(195,276)	—	—
Technology	—	7,273	4,356	(11,659)	(45,000)	375,360	330,330
Wirelines	—	2,310	—	240,890	2,979,200	—	3,222,400
Preferred Stocks
Convertible Preferred Stocks
REITs	—	—	—	(1,875)	—	30,625	28,750
Semiconductors & Semiconductor Equipment	1,726,175	—	—	1,115,800	—	(2,841,975)	—

Total	$14,822,184	$194,881	$(1,582,456)	$7,560,577	$(9,125,917)	$(567,461)	$11,301,808

Global Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2008	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers in/(out) Level 3	Balance as of September 30, 2009
Bonds and Notes
Non-Convertible Bonds
Colombia	$1,301,615	$—	$(313,811)	$358,522	$(1,346,326)	$—	$—
Hong Kong	13,771,814	2,242	634,428	133,888	(14,542,372)	—	—
Ireland	—	—	—	(6,195)	4,145,820	—	4,139,625
Korea	10,136,165	3,615	—	1,764,536	390,188	(12,294,504)	—
Supranational	5,742,851	495,673	—	439,925	—	—	6,678,449
United States	17,179,851	103,162	755,436	5,623,289	(10,573,121)	1,375,903	14,464,520

Total	$48,132,296	$604,692	$1,076,053	$8,313,965	$(21,925,811)	$(10,918,601)	$25,282,594

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2009

Institutional High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2008	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers in/(out) Level 3	Balance as of September 30, 2009
Bonds and Notes
Non-Convertible Bonds
Airlines	$—	$—	$6,429	$54,751	$(40,181)	$326,043	$347,042
Automotive	—	1,008	—	(4,344)	23,913	334,939	355,516
Banking	1,180,000	69,795	(1,308,436)	382,641	(324,000)	—	—
Chemicals	1,167,810	42,092	—	262,267	450,039	736,652	2,658,860
Media Non-Cable	694,600	32,021	(1,300,501)	937,880	(364,000)	—	—
Non-Captive Consumer	2,621,462	47,461	—	526,196	—	—	3,195,119
Non-Captive Diversified	867,300	1,875	—	245,925	—	(1,115,100)	—
Property & Casualty Insurance	365,700	309	—	(62,409)	—	(303,600)	—
Supranational	517,186	50,695	—	55,497	110,614	(613,256)	120,736
Technology	1,403,200	5,668	(268)	146,975	(1,575)	(1,554,000)	—
Wireless	408,000	20,822	—	479,572	1,746,006	(2,654,400)	—
Convertible Bonds
Healthcare	115,000	1,185	—	69,182	(185,367)	—	—
Technology	—	55,961	20,904	(76,905)	(165,000)	1,369,880	1,204,840
Wirelines	—	1,680	—	175,120	2,165,800	—	2,342,600
Preferred Stocks
Convertible Preferred Stocks
Electric Utilities	166,000	—	—	(20,750)	—	—	145,250
REITs	—	—	—	(825)	—	13,475	12,650
Semiconductors & Semiconductor Equipment	534,348	—	—	345,402	—	(879,750)	—

Total	$10,040,606	$330,572	$(2,581,872)	$3,516,175	$3,416,249	$(4,339,117)	$10,382,613

Intermediate Duration Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2008	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers in/(out) Level 3	Balance as of September 30, 2009
Bonds and Notes
ABS Home Equity	$96,943	$—	$2	$(49,029)	$(117,837)	$161,964	$92,043
Banking	290,591	133	(37,995)	55,194	(105,508)	(202,415)	—

Total	$387,534	$133	$(37,993)	$6,165	$(223,345)	$(40,451)	$92,043

Investment Grade Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2008	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers in/(out) Level 3	Balance as of September 30, 2009
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$506,960	$—	$(282,443)	$74,184	$(365,927)	$173,861	$106,635
ABS Other	—	—	—	301	2,344,699	—	2,345,000
Airlines	—	—	—	299,172	(196,486)	1,594,352	1,697,038
Collateralized Mortgage Obligations	272,176	—	(83,652)	53,367	(241,891)	—	—
Diversified Manufacturing	—	4,031	—	83,130	629,130	—	716,291
Media Non-Cable	90,000	133	(207,190)	158,932	(41,875)	—	—
Non-Captive Consumer	538,733	552	—	117,339	—	—	656,624
Property & Casualty Insurance	31,800	33	—	(5,433)	—	(26,400)	—
Supranational	2,741,058	267,498	—	105,028	—	(3,113,584)	—
Convertible Bonds
Technology	—	2,131	899	(3,030)	(6,000)	49,680	43,680

Total	$4,180,727	$274,378	$(572,386)	$882,990	$2,121,650	$(1,322,091)	$5,565,268

4.  Derivatives. Effective April 1, 2009, the Funds adopted accounting standards related to derivative instruments and hedging activities which require enhanced disclosures. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Funds currently use include forward foreign currency contracts, futures contracts and swaps (including credit default swaps).

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the funds. Global Bond Fund and Inflation Protected Securities Fund engaged in forward foreign currency contract transactions during the year ended September 30, 2009.

The Funds are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed income securities. The Funds will be subject to increased interest rate risk to the extent that they invest in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts to manage the Funds’ duration in order to control interest rate risk without having to buy or sell portfolio securities. Global Bond Fund, Inflation Protected Securities Fund, and Intermediate Duration Fixed Income Fund engaged in futures contract transactions during the year ended September 30, 2009.

The Funds are subject to the risk that companies in which the Funds invest will fail financially or otherwise be unwilling or unable to meet their obligations to the Funds. The Funds may use credit default swaps to reduce their credit exposure to issuers of bonds they hold without having to sell the bonds. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of the fees paid by the protection buyer. Global Bond Fund engaged in credit default swap transactions during the year ended September 30, 2009.

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2009

The following is a summary of derivative instruments for Global Bond Fund as of September 30, 2009:

Asset Derivatives	Forwards	Swaps
Foreign exchange contracts	$1,907,357	$ —
Credit contracts	—	150,447

Statement of Assets and Liabilities Location	Unrealized appreciation on forward foreign currency contracts	Swap agreements, at value

Liability Derivatives	Forwards
Foreign exchange contracts	$(385,811)

Statement of Assets and Liabilities Location	Unrealized depreciation on forward foreign currency contracts

Transactions in derivative instruments during the period from April 1, 2009 to September 30, 2009 were as follows:

Realized Gain (Loss)	Forwards	Swaps
Foreign exchange contracts	$2,116,293	$ —
Credit contracts	—	(72,892)

Statement of Operations Location	Net realized gain (loss) on foreign currency transactions	Net realized gain (loss) on swap agreements

Change in Unrealized Appreciation (Depreciation)	Forwards	Swaps
Foreign exchange contracts	$(503,516)	$ —
Credit contracts	—	(197,561)

Statement of Operations Location	Net change in unrealized appreciation/(depreciation) on foreign currency translations	Net change in unrealized appreciation/(depreciation) on swap agreements

The following is a summary of derivative instruments for Inflation Protected Securities Fund as of September 30, 2009:

Asset Derivatives	Forwards
Foreign exchange contracts	$7,566

Statement of Assets and Liabilities Location	Unrealized appreciation on forward foreign currency contracts

Liability Derivatives	Forwards
Foreign exchange contracts	$(6,332)

Statement of Assets and Liabilities Location	Unrealized depreciation on forward foreign currency contracts

Transactions in derivative instruments during the period from April 1, 2009 to September 30, 2009 were as follows:

Realized Gain (Loss)	Forwards	Futures
Foreign exchange contracts	$(11,723)	$ —
Interest rate contracts	—	(14,917)

Statement of Operations Location	Net realized gain (loss) on foreign currency transactions	Net realized gain (loss) on futures contracts

Change in Unrealized Appreciation (Depreciation)	Forwards
Foreign exchange contracts	$(1,995)

Statement of Operations Location	Net change in unrealized appreciation/(depreciation) on foreign currency translations

The following is a summary of derivative instruments for Intermediate Duration Fixed Income Fund as of September 30, 2009:

Assets Derivatives	Futures
Interest rate contracts	$21,914

Statement of Assets and Liabilities Location	Cumulative appreciation/depreciation on futures contracts is reflected above. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities

Transactions in derivative instruments during the period from April 1, 2009 to September 30, 2009 were as follows:

Realized Gain (Loss)	Futures
Interest rate contracts	$(13,650)

Statement of Operations Location	Net realized gain (loss) on futures contracts

Change in Unrealized Appreciation (Depreciation)	Futures
Interest rate contracts	$5,015

Statement of Operations Location	Net change in unrealized appreciation/(depreciation) on futures contracts

Volume of derivative activity for Global Bond Fund, Inflation Protected Securities Fund and Intermediate Duration Fixed Income Fund, based on month-end notional amounts outstanding during the period April 1, 2009 to September 30, 2009, were as follows:

Global Bond Fund	Percentage of Net Assets Forwards	Percentage of Net Assets Swaps
Average Notional Amount Outstanding	2.72%	1.01%
Highest Notional Amount Outstanding	5.24%	1.91%
Lowest Notional Amount Outstanding	1.79%	0.00%
Notional Amount Outstanding as of September 30, 2009	3.71%	1.79%

Inflation Protected Securities Fund	Percentage of Net Assets Forwards	Percentage of Net Assets Futures
Average Notional Amount Outstanding	1.36%	1.31%
Highest Notional Amount Outstanding	2.11%	7.88%
Lowest Notional Amount Outstanding	0.00%	0.00%
Notional Amount Outstanding as of September 30, 2009	0.00%	0.00%

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2009

Intermediate Duration Fixed Income Fund	Percentage of Net Assets Futures
Average Notional Amount Outstanding	4.93%
Highest Notional Amount Outstanding	5.60%
Lowest Notional Amount Outstanding	1.78%
Notional Amount Outstanding as of September 30, 2009	5.49%

Notional amounts outstanding are at absolute value and are determined, when applicable, by netting notional amounts of contracts to buy and sell the same underlying instrument.

5.  Purchases and Sales of Securities. For the year ended September 30, 2009, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Bond Fund	$374,262,594	$472,880,137	$6,530,834,306	$4,884,950,090
Fixed Income Fund	18,329,555	18,451,478	252,253,925	153,270,830
Global Bond Fund	207,601,293	312,528,720	998,879,350	1,357,071,340
Inflation Protected Securities Fund	1,074,434	3,661,233	468,223	711,343
Institutional High Income Fund	16,583,886	16,497,183	269,902,966	82,465,700
Intermediate Duration Fixed Income Fund	4,928,388	10,793,829	8,681,526	10,031,984
Investment Grade Fixed Income Fund	1,906,478	2,361,533	244,673,278	76,817,074

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Separate management agreements for each Fund in effect for the year ended September 30, 2009, provided for fees at the following annual percentage rates of each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $1 billion	Next $1 billion	Next $1 billion	Next $12 billion	Over $15 billion
Bond Fund	0.60%	0.60%	0.60%	0.50%	0.49%
Fixed Income Fund	0.50%	0.50%	0.50%	0.50%	0.50%
Global Bond Fund	0.60%	0.50%	0.48%	0.48%	0.48%
Inflation Protected Securities Fund	0.25%	0.25%	0.25%	0.25%	0.25%
Institutional High Income Fund	0.60%	0.60%	0.60%	0.60%	0.60%
Intermediate Duration Fixed Income Fund	0.25%	0.25%	0.25%	0.25%	0.25%
Investment Grade Fixed Income Fund	0.40%	0.40%	0.40%	0.40%	0.40%

Loomis Sayles has given binding undertakings to the Funds to reduce management fees and/or reimburse certain expenses associated with the Funds to limit their operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expense. These undertakings are in effect until January 31, 2010 and will be reevaluated on an annual basis. For the year ended September 30, 2009, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class
Bond Fund	0.70%	0.95%	1.20%
Fixed Income Fund	0.65%	—	—
Global Bond Fund	0.75%	1.00%	—
Inflation Protected Securities Fund	0.40%	—	—
Institutional High Income Fund	0.75%	—	—
Intermediate Duration Fixed Income Fund	0.40%	—	—
Investment Grade Fixed Income Fund	0.55%	—	—

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through reduction of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fee/expense was reduced.

For the year ended September 30, 2009, the management fees for each Fund were as follows:

Fund	Management Fee	Percentage of Average Daily Net Assets
Bond Fund	$74,251,774	0.52%
Fixed Income Fund	3,172,675	0.50%
Global Bond Fund	9,365,171	0.56%
Inflation Protected Securities Fund	33,599	0.25%
Institutional High Income Fund	1,742,448	0.60%
Intermediate Duration Fixed Income Fund	67,166	0.25%
Investment Grade Fixed Income Fund	1,504,442	0.40%

For the year ended September 30, 2009, expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Institutional Class	Retail Class	Admin Class	Total
Bond Fund	$—	$356,045	$96,694	$452,739
Fixed Income Fund	—	—	—	—
Global Bond Fund	—	129,637	—	129,637
Inflation Protected Securities Fund	95,963	—	—	95,963
Institutional High Income Fund	—	—	—	—
Intermediate Duration Fixed Income	75,081	—	—	75,081
Investment Grade Fixed Income Fund	—	—	—	—

1Expense reimbursements are subject to possible recovery until September 30, 2010.

There were no expenses recovered during the year ended September 30, 2009 as permitted under the expense limitation agreement.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Administrative Fees. Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per class and an additional $75,000 if managed by multiple subadvisors.

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2009

For the year ended September 30, 2009, each Fund paid the following for administrative fees to Natixis Advisors:

Fund	Administrative Fees
Bond Fund	$7,173,026
Fixed Income Fund	319,229
Global Bond Fund	843,474
Inflation Protected Securities Fund	6,779
Institutional High Income Fund	145,571
Intermediate Duration Fixed Income Fund	13,546
Investment Grade Fixed Income Fund	188,759

c.  Service and Distribution Fees. Natixis Distributors, L.P. (“Natixis Distributors”), a wholly owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of each fund.

Pursuant to Rule 12b-1 under the 1940 Act, Bond Fund and Global Bond Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”) and Bond Fund has adopted a separate Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the respective Retail Class and Admin Class Plans, each Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class and Admin Class Shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Retail Class and Admin Class Shares and/or maintenance of shareholder accounts. In addition, the Admin Class shares of the Bond Fund may pay an administrative service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares.

For the year ended September 30, 2009, the Funds paid the following service and distribution fees:

	Service Fees		Distribution Fees
Fund	Admin Class	Retail Class	Admin Class	Retail Class
Bond Fund	$469,029	$—	$469,029	$15,247,110
Global Bond Fund	—	—	—	2,014,894

d.  Sub-Transfer Agent Fees. Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally is a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the year ended September 30, 2009, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations.

	Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class	Admin Class
Bond Fund	$3,635,283	$5,463,928	$282,009
Fixed Income Fund	—	—	—
Global Bond Fund	232,257	852,635	—
Inflation Protected Securities Fund	5,178	—	—
Institutional High Income Fund	4,668	—	—
Intermediate Duration Fixed Income Fund	450	—	—
Investment Grade Fixed Income Fund	—	—	—

e.  Trustees Fees and Expenses. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chair receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees on the Statements of Assets and Liabilities.

f.  Interfund Transactions. A Fund may purchase a security from, or sell a security to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common Trustees. For the year ended September 30, 2009, the Global Bond Fund purchased securities from an affiliated fund in compliance with Rule 17a-7 of the 1940 Act in the amount of $9,053,410.

7.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 11, 2009, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2009, the Funds had no borrowings under these agreements.

8.  Shareholders. At September 30, 2009, Loomis Sayles Distributors, L.P. and Loomis Sayles Trust Co. LLC owned 249,638 shares, equal to 18.7% of Inflation Protected Securities Fund’s shares outstanding. At September 30, 2009, the Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”) and the Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

Fund	Pension Plan	Profit Sharing Retirement Plan
Bond Fund	934,787	2,137,488
Fixed Income Fund	—	—
Global Bond Fund	—	409,600
Inflation Protected Securities Fund	—	204,342
Institutional High Income Fund	—	1,147,868
Intermediate Duration Fixed Income Fund	—	48,027
Investment Grade Fixed Income Fund	—	—

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2009

At September 30, 2009, three shareholders individually owned more than 5% of the Fixed Income Fund’s total outstanding shares, representing in aggregate, 17.4% of the Fund; one shareholder individually owned more than 5% of the Global Bond Fund’s total outstanding shares, representing 9.4% of the Fund; two shareholders individually owned more than 5% of the Inflation Protected Securities Fund’s total outstanding shares, representing in aggregate, 18.7% of the Fund; two shareholders individually owned more than 5% of the Institutional High Income Fund’s total outstanding shares, representing in aggregate, 13.4% of the Fund; four shareholders individually owned more than 5% of the Intermediate Duration Fixed Income Fund’s total outstanding shares, representing in aggregate, 88.0% of the Fund; and five shareholders individually owned more than 5% of the Investment Grade Fixed Income Fund’s total outstanding shares, representing in aggregate, 35.1% of the Fund.

9.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Bond Fund

	Year Ended September 30, 2009		Year Ended September 30, 2008

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	447,762,869	$4,881,257,039	251,570,447	$3,582,639,853
Issued in connection with the reinvestment of distributions	54,809,548	585,511,507	38,067,200	533,833,567
Issued from subscriptions-in-kind*	2,661,512	27,012,678	—	—
Redeemed	(310,096,324)	(3,370,767,748)	(173,399,411)	(2,388,845,785)

Net change	195,137,605	$2,123,013,476	116,238,236	$1,727,627,635

* Issued in exchange for portfolio securities contributed to the Fund in-kind by shareholders on February 11, 2009 and March 6, 2009. Contributions included $8,628,801 of securities and $120,933 in receivables on February 11, 2009, and $17,854,274 of securities and $408,670 in receivables on March 6, 2009. These securities contributed on both dates were part of a portfolio that was previously managed by Loomis Sayles.

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	262,029,984	$2,844,963,241	289,365,734	$4,136,823,680
Issued in connection with the reinvestment of distributions	45,692,554	482,421,382	36,275,158	506,995,862
Redeemed	(296,153,704)	(3,178,299,099)	(184,939,337)	(2,542,156,728)

Net change	11,568,834	$149,085,524	140,701,555	$2,101,662,814

Admin Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	6,268,750	$68,449,514	9,933,305	$141,062,361
Issued in connection with the reinvestment of distributions	1,328,590	13,943,089	936,366	13,050,988
Redeemed	(7,894,921)	(85,275,059)	(6,310,368)	(88,396,246)

Net change	(297,581)	$(2,882,456)	4,559,303	$65,717,103

Increase (decrease) from capital share transactions	206,408,858	$2,269,216,544	261,499,094	$3,895,007,552

	Fixed Income Fund

	Year Ended September 30, 2009		Year Ended September 30, 2008

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	12,051,705	$127,636,419	20,684,018	$285,477,865
Issued in connection with the reinvestment of distributions	5,247,998	48,963,816	3,076,075	41,096,367
Redeemed	(9,798,873)	(111,769,348)	(14,148,613)	(196,073,515)

Increase (decrease) from capital share transactions	7,500,830	$64,830,887	9,611,480	$130,500,717

	Global Bond Fund

	Year Ended September 30, 2009		Year Ended September 30, 2008

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	19,335,028	$274,432,928	35,619,497	$570,769,864
Issued in connection with the reinvestment of distributions	3,749,367	50,235,682	3,416,152	54,204,619
Issued from subscriptions-in-kind*	6,336,840	91,884,176	—	—
Redeemed	(45,498,904)	(622,417,697)	(21,704,761)	(345,126,532)

Net change	(16,077,669)	$(205,864,911)	17,330,888	$279,847,951

* Issued in exchange for portfolio securities contributed to the Fund in-kind by shareholders on June 11, 2009. Contributions included $90,341,115 of securities and $1,543,061 in receivables. These securities contributed were part of a portfolio that was previously managed by Loomis Sayles.

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	19,906,248	$283,551,918	41,004,039	$653,696,591
Issued in connection with the reinvestment of distributions	3,660,217	48,438,738	3,149,153	49,533,904
Redeemed	(41,022,745)	(552,609,501)	(24,777,028)	(388,658,940)

Net change	(17,456,280)	$(220,618,845)	19,376,164	$314,571,555

Increase (decrease) from capital share transactions	(33,533,949)	$(426,483,756)	36,707,052	$594,419,506

	Inflation Protected Securities Fund

	Year Ended September 30, 2009		Year Ended September 30, 2008

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	390,294	$3,782,304	644,995	$6,931,326
Issued in connection with the reinvestment of distributions	12,682	124,583	89,564	936,772
Redeemed	(693,739)	(6,657,359)	(414,633)	(4,413,426)

Increase (decrease) from capital share transactions	(290,763)	$(2,750,472)	319,926	$3,454,672

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2009

	Institutional High Income Fund

	Year Ended September 30, 2009		Year Ended September 30, 2008

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	39,568,017	$226,395,012	13,115,043	$104,688,742
Issued in connection with the reinvestment of distributions	3,472,385	16,528,551	1,889,032	14,526,657
Redeemed	(12,239,881)	(73,272,876)	(6,046,047)	(47,783,552)

Increase (decrease) from capital share transactions	30,800,521	$169,650,687	8,958,028	$71,431,847

	Intermediate Duration Fixed Income Fund

	Year Ended September 30, 2009		Year Ended September 30, 2008

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	100,635	$921,405	464,596	$4,429,364
Issued in connection with the reinvestment of distributions	127,709	1,149,588	128,620	1,209,983
Redeemed	(1,067,803)	(9,409,096)	(257,694)	(2,438,893)

Increase (decrease) from capital share transactions	(839,459)	$(7,338,103)	335,522	$3,200,454

	Investment Grade Fixed Income Fund

	Year Ended September 30, 2009		Year Ended September 30, 2008

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	20,294,294	$215,850,024	7,579,953	$95,580,515
Issued in connection with the reinvestment of distributions	2,114,771	22,338,478	1,021,690	12,868,000
Redeemed	(4,465,866)	(50,432,732)	(4,336,110)	(54,588,362)

Increase (decrease) from capital share transactions	17,943,199	$187,755,770	4,265,533	$53,860,153

10.  Concentration of Risk. Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles Bond Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund and Loomis Sayles Investment Grade Fixed Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Bond Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund and Loomis Sayles Investment Grade Fixed Income Fund, each a series of Loomis Sayles Funds I (collectively, the “Funds”), at September 30, 2009, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 23, 2009

2009 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2009, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Bond	2.49%
Fixed Income	2.02%
Global Bond	1.13%
Inflation Protected Securities	0.28%
Institutional High Income	2.58%
Investment Grade Fixed Income	1.04%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2009, unless subsequently determined to be different.

Fund	Amount
Bond	$117,096,804
Fixed Income	8,757,966
Institutional High Income	1,232,223
Investment Grade Fixed Income	2,544,109

Qualified Dividend Income. For the fiscal year ended September 30, 2009, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2009, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Bond
Fixed Income
Global Bond
Institutional High Income
Investment Grade Fixed Income

TRUSTEE AND OFFICER INFORMATION

The tables below provide certain information regarding the Trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trust’s Statements of Additional Information include additional information about the Trustees of the Trust and are available by calling Loomis Sayles at 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

Independent Trustees
Graham T. Allison, Jr. (1940)	Trustee Since 2003 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	39 Director, Taubman Centers, Inc. (real estate investment trust)

Charles D. Baker (1956)	Trustee Since 2005 Contract Review and Governance Committee Member	Formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	39 None

Edward A. Benjamin (1938)	Trustee Since 2002 Chairman of the Contract Review and Governance Committee	Retired	39 None

Daniel M. Cain (1945)	Trustee Since 2003 Chairman of the Audit Committee	Chairman (formerly, President and Chief Executive Officer), Cain Brothers & Company, Incorporated (investment banking)	39 Director, Sheridan Healthcare Inc. (physician practice management)

Kenneth A. Drucker (1945)	Trustee Since 2008 Audit Committee Member	Formerly, Treasurer, Sequa Corp. (manufacturing)	39 None

Wendell J. Knox**** (1948)	Trustee Since 2009 Contract Review and Governance Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	39 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee Since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	39 Director, Verizon Communications; Director, AES Corporation (international power company)

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	39 None

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

Interested Trustees
Robert J. Blanding[1] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2002 President and Chief Executive Officer since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	39 None

John T. Hailer[2] (1960)	Trustee Since 2003	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	39 None

*	Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on September 14, 2007.
**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Gateway Trust and the Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P. (the “Distributor”), Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), or Loomis, Sayles & Company, L.P. (“Loomis Sayles”) are omitted if not materially different from a Trustee’s or officer’s current position with such entity.
***	The Trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and Hansberger International Series (collectively, the “Fund Complex”).
****	Mr. Knox was appointed as trustee effective July 1, 2009.
1	Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.
2	Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

Officers of the Trust
Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

David Giunta (1965)	Executive Vice President	Since March 2008	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
**	Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

Loomis Sayles High Income Opportunities Fund

Loomis Sayles Securitized Asset Fund

ANNUAL REPORT

SEPTEMBER 30, 2009

FUND AND MANAGER REVIEW

Loomis Sayles High Income Opportunities Fund

Matthew Eagan, CFA

Manager Since April 2004

Kathleen Gaffney, CFA

Manager Since April 2004

Dan Fuss, CFA, CIC

Manager Since April 2004

Elaine Stokes

Manager Since April 2004

KEY FUND FACTS

Symbol | LSIOX

Objective | High current income. Capital appreciation is the Fund’s secondary objective.

Strategy | Invests substantially all of its assets, and may invest up to 100% of its assets, in high income securities. High income securities are fixed-income securities that Loomis Sayles believes have the potential to generate relatively high levels of current income.

Fund Inception Date | 4/12/04

Total Net Assets | $71.7 million

PORTFOLIO REVIEW

The Fund outperformed its Benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index, for the fiscal year ended September 30, 2009, primarily due to security selection within the high yield sector and our out-of-Benchmark exposure to investment grade credit, convertible bonds, and non-agency residential mortgage-backed securities (RMBS).

Following the Lehman Brothers bankruptcy in September 2008, the financial crisis culminated with high yield spreads widening to historic levels. In early 2009, government programs and investor demand for risk contributed to a rally within the high yield sector. The Fund was well positioned to take advantage of the subsequent compression in spreads. In particular, the Fund’s specific credit exposure among B-rated securities outperformed the Benchmark.

The return of liquidity to the markets during the second half of the reporting period dramatically lowered the default expectations for high yield securities. Companies regained the ability to refinance upcoming debt maturities through the capital markets. These improved conditions were partly responsible for the strong performance from our high yield industrial issuers, notably those in the communication and consumer non-cyclical sectors.

Like the high yield sector, investment grade credit and convertible bonds benefited from resumed investor risk appetites in the second half of the period. Government programs continued to support the mortgage-related sector, which benefited our exposure to non-agency RMBS.

Similarly, enhanced liquidity provided by the government’s Temporary Loan Guarantee Program worked in conjunction with the technical rally to drive returns in the financials sector. However, our underweight to high yield financials and investment grade banking names dragged down the Fund’s relative performance. In addition, our underweight to bonds with CC and C credit ratings weighed on performance because bonds with the lowest quality ratings were best performers in the Index. The re-opening of the primary market has tempered default expectations, yet little has changed fundamentally regarding the credit quality of most of these companies. We continue to believe the majority of defaults will come from the lower-rated segments and we are maintaining our underweight position.

OUTLOOK

Looking ahead, we continue to believe there is select value in corporate bonds. Despite their recent tightening, spreads remain wide relative to long-term averages. A vast majority of the spread tightening that has taken place this

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year is due to the re-emergence of liquidity in the markets. Over the long term, further spread tightening from these levels will most likely be generated by an improvement in global and US economic fundamentals. Our view is that maintaining specific risk in the portfolio will present the best opportunity for long-term performance.

The global “risk-on” trade has weakened the US dollar, and we expect this may continue. Currencies from developed and emerging markets may offer more long-term upside potential, particularly the European peripheral currencies and Asian currencies tied to China and its global-growth story.

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended September 30, 2009

1 Year	5 Years	Since Inception(a)

Loomis Sayles High Income Opportunities Fund
23.06%	6.06%	6.64%

Barclays Capital U.S. Corporate High-Yield Bond Index(b)
22.34	6.13	6.29

Lipper High Current Yield Funds Index(b)
12.14	4.06	4.33

Expense Ratio(c)
Institutional Class: 0.00%

CUMULATIVE PERFORMANCE

Inception to September 30, 2009

Data quoted reflects past performance and cannot guarantee future results. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized.

(a) Since Index performance data is not available coincident with the Fund’s inception date, the beginning value of the index is the value of the month-end closest to the Fund’s inception date. (b) See page 5 for a description of the Indices. (c) The amount shown under Expense Ratio is 0.00% to reflect the fact that the Fund does not pay any advisory, administration or distribution and service fees, and that Loomis Sayles has agreed to pay certain expenses of the Fund.

WHAT YOU SHOULD KNOW

High yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity, which may adversely affect the value of the Fund. Securities issued by US government agencies are not insured by and may not be guaranteed by the US government.

Because the fund can invest a significant percentage of assets in foreign securities, the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of a fund’s investments to decline. Funds that invest in securities denominated in, or receive revenues in, foreign currency are subject to currency risk. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

Because the fund can invest a significant percentage of assets in debt securities that are rated below investment grade, the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. These events could reduce or eliminate the capacity of issuers of these securities to make principal and interest payments. Lower-rated debt securities have speculative characteristics because of the credit risk of their issuers and may be subject to greater price volatility than higher-rated investments. In addition, the secondary market for these securities may lack liquidity which, in turn, may adversely affect the value of these securities and that of the fund. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

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FUND AND MANAGER REVIEW

Loomis Sayles Securitized Asset Fund

Clifton Rowe, CFA
Manager since March 2006

Fan Hu, CFA

Manager since April 2006

KEY FUND FACTS

Symbol | LSSAX

Objective | High current income consistent with capital preservation.

Strategy | Invest at least 80% of its net assets (plus any borrowings made for investment purposes) in a diversified portfolio of securitized assets, such as mortgage-backed and other asset-backed securities.

Fund Inception Date | 3/2/06

Total Net Assets | $290.5 million

PORTFOLIO REVIEW

For the fiscal year ended September 30, 2009, the Fund outperformed its Benchmark, the Barclays Capital U.S. Securitized Bond Index, due to its holdings in sectors offering strong credit quality and significant yield advantage, such as commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS). Overall, we modestly reduced our positions in ABS and CMBS, but we still maintained a significant overweight.

Residential mortgage-backed securities (RMBS) and CMBS issued by non-Government-Sponsored Entities (non-GSEs) were among the best performers. Unlike GSE securities, non-GSEs do not benefit from implied government support and had suffered in previous periods.

These sectors had become significantly undervalued in prior periods, due to growing concerns about real estate and mortgages. However, beginning in the second quarter of 2009 and continuing into the third quarter, investors recognized the compelling values available among these relatively high-quality securities. This was partly a result of government-related efforts aimed at improving liquidity. Investor risk preferences shifted away from safety and toward these opportunities, which led to a sharp rebound among securities that were not backed by GSEs. The combination of rising prices and a significant yield advantage led to strong performance.

The Fund’s holdings in mortgage-backed securities (MBS) issued by GSEs underperformed during the period. Although this sector performed well during the first half of the period, it lagged as investor risk appetites increased during the second half. In addition, the declining interest rate environment caused our shorter-maturity securities to underperform longer-term securities.

OUTLOOK

We expect fundamental weakness to persist for some time in the mortgage and consumer loan markets, but we believe the securities we are buying are well protected from credit risk and offer compelling value. In particular, our recent purchases contain significant credit enhancements designed to absorb credit losses and protect senior securities.

We believe the first interest rate hike from the Federal Reserve Board will occur later than the market currently expects. Therefore, we do not expect any significant near-term changes in the interest rate environment. We expect our mortgage positions to benefit from stable interest rates, and we will continue to look for opportunities to take advantage of the steep yield curve, focusing on income rather than price appreciation. In the intermediate term, we expect a gradual rise in interest rates.

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AVERAGE ANNUAL TOTAL RETURNS

Periods Ended September 30, 2009

1 Year	3 Years	Since Inception(a)

Loomis Sayles Securitized Asset Fund
12.97%	6.04%	5.99%

Barclays Capital U.S. Securitized Bond Index(b)
9.45	6.60	6.33

Lipper U.S. Mortgage Funds Index(b)
9.57	5.49	5.38

Expense Ratio(c)
Institutional Class: 0.00%

CUMULATIVE PERFORMANCE

Inception to September 30, 2009

Data quoted reflects past performance and cannot guarantee future results. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized.

(a) Since Index performance data is not available coincident with the Fund’s inception date, the beginning value of the index is the value of the month-end closest to the Fund’s inception date. (b) See page 5 for a description of the Indices. (c) The amount shown under Expense Ratio is 0.00% to reflect the fact that the Fund does not pay any advisory, administration or distribution and service fees, and that Loomis Sayles has agreed to pay certain expenses of the Fund.

WHAT YOU SHOULD KNOW

High yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity, which may adversely affect the value of the Fund. Securities issued by US government agencies are not insured by and may not be guaranteed by the US government.

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ADDITIONAL INFORMATION

Index Definitions

Lipper High Current Yield Funds Index is an equally weighted, unmanaged index of typically the 30 largest mutual funds within the high current yield funds investment objective.

Lipper U.S. Mortgage Funds Index is an equally weighted, unmanaged index of typically the 30 largest mutual funds within the U.S. mortgage funds investment objective.

Source: Lipper, Inc.

Barclays Capital U.S. Corporate High-Yield Bond Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures, and 144As are also included.

Barclays Capital U.S. Securitized Bond Index is an unmanaged index of asset-backed securities, collateralized mortgage-backed securities (ERISA eligible) and fixed rate mortgage-backed securities.

Returns are adjusted for the reinvestment of capital gains distributions and income dividends. Indices are unmanaged and do not have expenses that affect results, unlike most mutual funds. It is not possible to invest directly in an index.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the Funds’ website, www.loomissayles.com, and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009 is available on (i) the Funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING FUND EXPENSES

Typically, mutual fund shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. However, the Funds are unlike other mutual funds; they do not charge any fees or expenses.

You should be aware that shares in the Funds are available only to institutional investment advisory clients of Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) and to participants in “wrap fee” programs sponsored by broker dealers and investment advisers that may be affiliated or unaffiliated with the Funds, Loomis Sayles or Natixis Advisors. The institutional investment advisory clients of Loomis Sayles and Natixis Advisors pay Loomis Sayles or Natixis Advisors a fee for their investment advisory services, while participants in “wrap fee” programs pay a “wrap fee” to the program’s sponsor. The “wrap fee” program sponsors, in turn, pay a fee to Natixis Advisors. “Wrap fee” program participants should read carefully the wrap fee brochure provided to them by their program’s sponsor and the fees paid by such sponsor to Natixis Advisors. Shareholders pay no additional fees or expenses to purchase shares of the Funds. However, shareholders will indirectly pay a proportionate share of those costs, such as brokerage commissions, taxes and extraordinary expenses, that are borne by the Funds through a reduction in each Fund’s net asset value.

The first line in each Fund’s table below shows the actual amount of Fund expenses ($0) you would have paid on a $1,000 investment in the Fund from April 1, 2009 through September 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses.

The second line in each Fund’s table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (0%) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Loomis Sayles High Income Opportunities Fund

Institutional Class	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009	Expenses Paid During Period* 4/1/2009 – 9/30/2009
Actual	$1,000.00	$1,428.90	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.07	$0.00

*   Expenses are equal to the Fund’s annualized expense ratio: 0.00%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year, divided by 365 (to reflect the half-year period).

Loomis Sayles Securitized Asset Fund

Institutional Class	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009	Expenses Paid During Period* 4/1/2009 – 9/30/2009
Actual	$1,000.00	$1,168.40	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.07	$0.00

*   Expenses are equal to the Fund’s annualized expense ratio: 0.00%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees, if any, and other expenses, including information comparing the Funds’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Funds’ the “Adviser” and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s respective investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its peer group. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2009. The Agreements were continued for a one-year period for both Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources. They considered the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel. They also considered the administrative services provided by Natixis Advisors and its affiliates to the Funds.

The Trustees also considered the benefits to shareholders of the variety of fund and shareholder services offered.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

6

Each Fund had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods. The Board concluded that other factors relevant to performance supported renewal of the Agreement. These factors included the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Funds’ Adviser that were reasonable and consistent with the Funds’ investment objective and policies and (2) that the Funds’ more recent performance was competitive when compared to relevant performance benchmarks or peer groups.

The Trustees also considered the Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. Under the terms of the Agreements, the Adviser does not charge the Funds an investment advisory fee or any other fee for services or for bearing expenses. The Trustees considered that, although the Funds do not compensate the Adviser directly for services under the Agreements, the Adviser will typically receive an advisory fee from its advisory clients who have invested in the Funds or from the sponsors of “wrap programs,” who in turn charge the programs’ participants. The Trustees also took into account the demands, complexity and quality of the investment management of the Funds. Because the Funds do not charge an advisory fee, the Trustees did not consider the profitability of the Adviser’s relationship to the Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee, of 0%, charged to each of the Funds was fair and reasonable and supported the renewal of the Agreements.

Economies of Scale. The Trustees noted that because the Adviser bears most of the Funds’ expenses, economies of scale were not relevant to these Funds.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of each Fund.

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the financial and other benefits to the Adviser from being able to offer the Funds to its advisory clients and investors in certain “wrap” programs and engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2010.

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PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles High Income Opportunities Fund

	Principal Amount	Value (†)

BONDS AND NOTES – 95.0% of Net Assets

NON-CONVERTIBLE BONDS – 89.0%

ABS Car Loan – 0.5%
Capital One Auto Finance Trust, Series 2006-C, Class A4, 0.273%, 5/15/2013(b)	$170,000	$166,764
Capital One Auto Finance Trust, Series 2007-C, Class A4, 5.230%, 7/15/2014	185,000	180,935

		347,699

ABS Home Equity – 0.7%
Bear Stearns Alt-A Trust, Series 2005-5, Class 1A1, 0.466%, 7/25/2035(b)	114,281	75,353
Long Beach Mortgage Loan Trust, Series 2006-WL2, Class 2A3, 0.446%, 1/25/2036(b)	232,749	155,501
Morgan Stanley Mortgage Loan Trust, Series 2007-15AR, Class 2A1, 6.107%, 11/25/2037(b)	231,771	142,114
Residential Asset Mortgage Products, Inc., Series 2006-RZ3, Class A2, 0.406%, 8/25/2036(b)	188,570	149,117

		522,085

Aerospace & Defense – 1.3%
Bombardier, Inc., 6.300%, 5/01/2014, 144A	200,000	193,000
Bombardier, Inc., 7.450%, 5/01/2034, 144A	885,000	772,163

		965,163

Airlines – 2.7%
American Airlines, Inc., Pass Through Trust, Series 93A6, 8.040%, 9/16/2011	48,908	32,096
Continental Airlines, Inc., Series 1997-4B, 6.900%, 7/02/2018	67,358	59,275
Continental Airlines, Inc., Series 1998-1, Class B, 6.748%, 9/15/2018	158,701	136,483
Continental Airlines, Inc., Series 1999-1B, 6.795%, 2/02/2020	146,669	126,868
Continental Airlines, Inc., Series 2000-2, Class B, 8.307%, 10/02/2019	14,749	12,979
Continental Airlines, Inc., Series 2001-1, Class B, 7.373%, 6/15/2017	68,418	56,787
Continental Airlines, Inc., Series 971A, 7.461%, 10/01/2016	166,307	155,081
Delta Air Lines, Inc., 9.500%, 9/15/2014, 144A	220,000	220,000
Delta Air Lines, Inc., Series 2007-1, Class A, 6.821%, 2/10/2024	218,838	202,425
Delta Air Lines, Inc., Series 2007-1, Class B, 8.021%, 2/10/2024	676,513	534,446
Northwest Airlines, Inc., Series 07-1, Class B, 8.028%, 11/01/2017	508,023	376,908

		1,913,348

Automotive – 3.6%
Cummins, Inc., 6.750%, 2/15/2027	139,000	122,827
Ford Motor Co., 6.625%, 2/15/2028	165,000	118,800
Ford Motor Co., 7.125%, 11/15/2025	35,000	26,250
Ford Motor Co., 7.500%, 8/01/2026	110,000	80,300
Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	1,040,000	976,159

See accompanying notes to financial statements.

8

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles High Income Opportunities Fund – continued

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Automotive – continued
Ford Motor Credit Co. LLC, 7.250%, 10/25/2011	$370,000	$359,347
Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	225,000	208,747
Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	320,000	278,400
Goodyear Tire & Rubber Co. (The), 10.500%, 5/15/2016	125,000	135,625
Tenneco, Inc., Series B, 10.250%, 7/15/2013	70,000	72,800
TRW Automotive, Inc., 7.250%, 3/15/2017, 144A	200,000	176,000

		2,555,255

Banking – 0.8%
Citigroup, Inc., 5.875%, 2/22/2033	125,000	103,604
Citigroup, Inc., 6.000%, 10/31/2033	570,000	476,991

		580,595

Building Materials – 1.1%
Masco Corp., 4.800%, 6/15/2015	110,000	100,945
Masco Corp., 6.500%, 8/15/2032	155,000	125,413
Owens Corning, Inc., 6.500%, 12/01/2016	85,000	82,934
Owens Corning, Inc., 7.000%, 12/01/2036	130,000	106,520
Texas Industries, Inc., 7.250%, 7/15/2013	70,000	67,200
USG Corp., 6.300%, 11/15/2016	365,000	310,250

		793,262

Chemicals – 1.9%
Ashland, Inc., 9.125%, 6/01/2017, 144A	290,000	310,300
Hercules, Inc., 6.500%, 6/30/2029	675,000	375,469
Methanex Corp., 6.000%, 8/15/2015	150,000	127,458
Mosaic Global Holdings, Inc., 7.300%, 1/15/2028	235,000	235,033
Mosaic Global Holdings, Inc., 7.375%, 8/01/2018	275,000	296,496

		1,344,756

Collateralized Mortgage Obligations – 1.3%
Adjustable Rate Mortgage Trust, Series 2007-1, Class 5A1, 0.396%, 3/25/2037(b)	247,173	113,733
Bear Stearns Alt-A Trust, Series 2007-1, Class 1A1, 0.406%, 1/25/2047(b)	608,605	329,928
Lehman Mortgage Trust, Series 2006-6, Class 5A1, 0.746%, 12/25/2036(b)	244,286	176,017
Residential Accredit Loans, Inc., Series 2006-QA9, Class A1, 0.426%, 11/25/2036(b)	465,109	234,869
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-7, Class 1A1, 0.546%, 8/25/2037(b)	100,912	56,128

		910,675

Commercial Mortgage-Backed Securities – 2.5%
Banc of America Alternative Loan Trust, Series 2005-10, Class 1CB1, 0.646%, 11/25/2035(b)	87,150	57,083
Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.689%, 4/10/2049(b)	50,000	43,054
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	100,000	90,018
Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A4, 5.719%, 6/11/2040(b)	25,000	22,836
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.431%, 10/15/2049	50,000	45,186

See accompanying notes to financial statements.

9

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Commercial Mortgage-Backed Securities – continued
Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.809%, 9/15/2039(b)	$100,000	$79,223
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	300,000	270,131
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	375,000	332,330
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 5.818%, 6/15/2049(b)	450,000	393,332
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	100,000	84,295
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4, 5.882%, 6/15/2038(b)	100,000	94,685
Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.280%, 1/11/2043(b)	275,000	266,760

		1,778,933

Construction Machinery – 0.5%
United Rentals North America, Inc., 7.000%, 2/15/2014	400,000	348,000

Consumer Cyclical Services – 0.2%
Kar Holdings, Inc., 10.000%, 5/01/2015	165,000	165,825

Consumer Products – 0.0%
Jostens IH Corp., 7.625%, 10/01/2012	25,000	25,031

Electric – 7.2%
AES Corp. (The), 8.000%, 10/15/2017	20,000	20,125
AES Corp. (The), 8.000%, 6/01/2020	325,000	322,562
CE Generation LLC, 7.416%, 12/15/2018	57,825	56,213
Dynegy Holdings, Inc., 7.125%, 5/15/2018	195,000	150,150
Dynegy Holdings, Inc., 7.500%, 6/01/2015	100,000	92,500
Dynegy Holdings, Inc., 7.625%, 10/15/2026	325,000	222,625
Dynegy Holdings, Inc., 7.750%, 6/01/2019	350,000	298,375
Dynegy Holdings, Inc., 8.375%, 5/01/2016	280,000	261,800
Dynegy Roseton/Danskammer Pass Through Trust, Series A, 7.270%, 11/08/2010	258,943	257,001
Edison Mission Energy, 7.625%, 5/15/2027	525,000	375,375
NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027	460,000	207,000
NRG Energy, Inc., 7.375%, 2/01/2016	330,000	319,275
NRG Energy, Inc., 7.375%, 1/15/2017	460,000	445,050
NRG Energy, Inc., 8.500%, 6/15/2019	140,000	140,175
NSG Holdings LLC, 7.750%, 12/15/2025, 144A	355,000	317,725
RRI Energy, Inc., 7.875%, 6/15/2017	345,000	336,806
TXU Corp., Series P, 5.550%, 11/15/2014	160,000	109,192
TXU Corp., Series Q, 6.500%, 11/15/2024	1,415,000	654,466
TXU Corp., Series R, 6.550%, 11/15/2034	515,000	231,653
White Pine Hydro Portfolio LLC, 7.260%, 7/20/2015(c)	365,000	321,468

		5,139,536

Food & Beverage – 2.3%
ARAMARK Corp., 5.000%, 6/01/2012	950,000	897,750
CCL Finance Ltd., 9.500%, 8/15/2014, 144A	200,000	212,500
Marfrig Overseas Ltd., 9.625%, 11/16/2016, 144A	110,000	109,175
Tyson Foods, Inc., 7.850%, 4/01/2016	400,000	408,000

		1,627,425

See accompanying notes to financial statements.

10

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles High Income Opportunities Fund – continued

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Gaming – 0.8%
MGM MIRAGE, 10.375%, 5/15/2014, 144A	$165,000	$176,138
MGM MIRAGE, 11.125%, 11/15/2017, 144A	355,000	387,837

		563,975

Healthcare – 5.1%
Boston Scientific Corp., 7.000%, 11/15/2035	250,000	229,062
CHS/Community Health Systems, Inc., 8.875%, 7/15/2015	295,000	302,375
DASA Finance Corp., 8.750%, 5/29/2018, 144A	200,000	212,000
HCA, Inc., 5.750%, 3/15/2014	15,000	13,237
HCA, Inc., 6.375%, 1/15/2015	510,000	453,900
HCA, Inc., 6.500%, 2/15/2016	720,000	639,000
HCA, Inc., 7.050%, 12/01/2027	430,000	326,121
HCA, Inc., 7.500%, 12/15/2023	30,000	24,218
HCA, Inc., 7.500%, 11/06/2033	840,000	649,973
HCA, Inc., 7.690%, 6/15/2025	160,000	129,929
HCA, Inc., 8.360%, 4/15/2024	40,000	32,550
HCA, Inc., MTN, 7.580%, 9/15/2025	200,000	161,808
HCA, Inc., MTN, 7.750%, 7/15/2036	20,000	15,676
Tenet Healthcare Corp., 6.875%, 11/15/2031	590,000	460,200

		3,650,049

Home Construction – 3.7%
Corporacion GEO SAB de CV, 8.875%, 9/25/2014, 144A	175,000	183,750
D.R. Horton, Inc., 5.625%, 9/15/2014	65,000	62,725
Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	1,030,000	1,011,975
KB Home, 5.750%, 2/01/2014	90,000	86,400
KB Home, 5.875%, 1/15/2015	390,000	367,575
KB Home, 6.250%, 6/15/2015	265,000	253,075
KB Home, 7.250%, 6/15/2018	290,000	282,750
Pulte Homes, Inc., 6.000%, 2/15/2035	475,000	358,625
Pulte Homes, Inc., 6.375%, 5/15/2033	100,000	77,000

		2,683,875

Independent Energy – 6.0%
Encore Acquisition Co., 6.000%, 7/15/2015	275,000	248,875
Encore Acquisition Co., 7.250%, 12/01/2017	115,000	106,950
Forest Oil Corp., 7.250%, 6/15/2019	715,000	668,525
Hilcorp Energy I LP, 7.750%, 11/01/2015, 144A	595,000	562,275
Hilcorp Energy I LP, 9.000%, 6/01/2016, 144A	185,000	183,612
PetroHawk Energy Corp., 7.875%, 6/01/2015	300,000	295,500
PetroHawk Energy Corp., 9.125%, 7/15/2013	15,000	15,413
Pioneer Natural Resources Co., 5.875%, 7/15/2016	20,000	18,486
Pioneer Natural Resources Co., 6.875%, 5/01/2018	260,000	248,121
Pioneer Natural Resources Co., 7.200%, 1/15/2028	1,640,000	1,423,392
Swift Energy Co., 7.125%, 6/01/2017	620,000	539,400
Swift Energy Co., 7.625%, 7/15/2011	20,000	19,900

		4,330,449

Industrial Other – 1.1%
Baldor Electric Co., 8.625%, 2/15/2017	325,000	328,250
Chart Industries, Inc., 9.125%, 10/15/2015	305,000	305,000
Ranhill Labuan Ltd., 12.500%, 10/26/2011, 144A	155,000	124,000

		757,250

See accompanying notes to financial statements.

11

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Lodging – 0.5%
Felcor Lodging LP, 10.000%, 10/01/2014, 144A	$55,000	$53,213
Host Marriott LP, Series O, 6.375%, 3/15/2015	50,000	47,375
Royal Caribbean Cruises Ltd., 7.250%, 6/15/2016	315,000	291,375

		391,963

Media Cable – 4.0%
Charter Communications Operating LLC/CAP, 10.000%, 4/30/2012, 144A	170,000	172,975
CSC Holdings, Inc., 7.625%, 7/15/2018	1,260,000	1,278,900
CSC Holdings, Inc., 7.875%, 2/15/2018	310,000	316,200
Virgin Media Finance PLC, 8.750%, 4/15/2014	870,000	887,400
Virgin Media Finance PLC, 9.125%, 8/15/2016	175,000	179,812

		2,835,287

Media Non-Cable – 0.9%
Intelsat Corp., 6.875%, 1/15/2028	235,000	195,050
Intelsat Subsidiary Holding Co., 8.500%, 1/15/2013	405,000	410,062
R.H. Donnelley Corp., Series A-1, 6.875%, 1/15/2013(d)	405,000	23,288
R.H. Donnelley Corp., Series A-2, 6.875%, 1/15/2013(d)	340,000	19,550
R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017(d)	160,000	9,200

		657,150

Metals & Mining – 1.0%
International Steel Group, Inc., 6.500%, 4/15/2014	100,000	105,101
Steel Dynamics, Inc., 6.750%, 4/01/2015	130,000	124,475
Steel Dynamics, Inc., 7.375%, 11/01/2012	160,000	161,600
United States Steel Corp., 6.050%, 6/01/2017	80,000	74,719
United States Steel Corp., 6.650%, 6/01/2037	275,000	224,300

		690,195

Non-Captive Consumer – 2.8%
SLM Corp., MTN, 5.050%, 11/14/2014	60,000	44,106
SLM Corp., Series A, MTN, 5.000%, 10/01/2013	55,000	43,783
SLM Corp., Series A, MTN, 5.000%, 6/15/2018	65,000	40,763
SLM Corp., Series A, MTN, 5.375%, 1/15/2013	470,000	391,866
SLM Corp., Series A, MTN, 5.375%, 5/15/2014	70,000	53,576
SLM Corp., Series A, MTN, 5.625%, 8/01/2033	850,000	533,488
SLM Corp., Series A, MTN, 8.450%, 6/15/2018	1,135,000	905,163

		2,012,745

Non-Captive Diversified – 3.6%
GMAC, Inc., 6.000%, 12/15/2011, 144A	316,000	292,300
GMAC, Inc., 6.625%, 5/15/2012, 144A	539,000	495,880
GMAC, Inc., 6.750%, 12/01/2014, 144A	620,000	527,000
GMAC, Inc., 6.875%, 9/15/2011, 144A	110,000	103,950
GMAC, Inc., 6.875%, 8/28/2012, 144A	41,000	37,720
GMAC, Inc., 7.000%, 2/01/2012, 144A	63,000	58,590
GMAC, Inc., 7.250%, 3/02/2011, 144A	63,000	60,638
GMAC, Inc., 8.000%, 11/01/2031, 144A	141,000	113,505
International Lease Finance Corp., Series Q, MTN, 5.250%, 1/10/2013	330,000	265,969
International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	185,000	141,993
International Lease Finance Corp., Series R, MTN, 6.625%, 11/15/2013	340,000	269,592

See accompanying notes to financial statements.

12

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles High Income Opportunities Fund – continued

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Non-Captive Diversified – continued
iStar Financial, Inc., 5.150%, 3/01/2012	$130,000	$77,350
iStar Financial, Inc., 5.650%, 9/15/2011	45,000	31,050
iStar Financial, Inc., 5.800%, 3/15/2011	20,000	14,200
iStar Financial, Inc., Series B, 5.950%, 10/15/2013	190,000	108,300

		2,598,037

Oil Field Services – 1.6%
Basic Energy Services, Inc., 7.125%, 4/15/2016	680,000	533,800
Complete Production Services, Inc., 8.000%, 12/15/2016	35,000	31,850
North American Energy Partners, Inc., 8.750%, 12/01/2011	620,000	607,600

		1,173,250

Paper – 3.3%
Georgia-Pacific LLC, 7.250%, 6/01/2028	215,000	191,350
Georgia-Pacific LLC, 7.375%, 12/01/2025	495,000	445,500
Georgia-Pacific LLC, 7.700%, 6/15/2015	125,000	126,250
Georgia-Pacific LLC, 7.750%, 11/15/2029	525,000	483,000
Georgia-Pacific LLC, 8.000%, 1/15/2024	260,000	257,400
Georgia-Pacific LLC, 8.875%, 5/15/2031	225,000	227,250
Westvaco Corp., 7.950%, 2/15/2031	190,000	186,083
Westvaco Corp., 8.200%, 1/15/2030	455,000	446,293

		2,363,126

Pharmaceuticals – 2.2%
Elan Financial PLC, 7.750%, 11/15/2011	800,000	815,000
Elan Financial PLC, 8.875%, 12/01/2013	770,000	775,775

		1,590,775

Refining – 0.8%
Petroplus Finance Ltd., 6.750%, 5/01/2014, 144A	500,000	468,125
Petroplus Finance Ltd., 7.000%, 5/01/2017, 144A	75,000	68,250

		536,375

Retailers – 3.1%
Dillard’s, Inc., 6.625%, 1/15/2018	155,000	117,800
Dillard’s, Inc., 7.000%, 12/01/2028	480,000	319,200
Dillard’s, Inc., 7.130%, 8/01/2018	175,000	136,062
Dillard’s, Inc., 7.875%, 1/01/2023	75,000	54,750
Foot Locker, Inc., 8.500%, 1/15/2022	280,000	264,600
J.C. Penney Corp., Inc., 6.375%, 10/15/2036	40,000	33,000
Macy’s Retail Holdings, Inc., 5.900%, 12/01/2016	45,000	41,229
Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	60,000	47,271
Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	180,000	131,218
Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	300,000	236,659
Toys R Us, Inc., 7.375%, 10/15/2018	985,000	856,950

		2,238,739

Supermarkets – 2.3%
American Stores Co., 8.000%, 6/01/2026	70,000	63,000
New Albertson’s, Inc., 7.450%, 8/01/2029	1,075,000	924,500
New Albertson’s, Inc., 7.750%, 6/15/2026	220,000	195,800
New Albertson’s, Inc., 8.000%, 5/01/2031	30,000	26,925
New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	605,000	467,362

		1,677,587

See accompanying notes to financial statements.

13

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Technology – 6.3%
Activant Solutions, Inc., 9.500%, 5/01/2016	$90,000	$80,550
Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	3,020,000	2,298,975
Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	290,000	220,763
Amkor Technology, Inc., 7.750%, 5/15/2013	305,000	305,000
Amkor Technology, Inc., 9.250%, 6/01/2016	60,000	61,800
Motorola, Inc., 6.500%, 9/01/2025	165,000	139,439
Motorola, Inc., 7.500%, 5/15/2025	125,000	112,500
Nortel Networks Capital Corp., 7.875%, 6/15/2026(d)	860,000	481,600
Nortel Networks Ltd., 6.875%, 9/01/2023(d)	125,000	35,000
Seagate Technology HDD Holdings, 6.800%, 10/01/2016	750,000	688,125
Xerox Capital Trust I, 8.000%, 2/01/2027	90,000	87,975

		4,511,727

Textile – 0.4%
Jones Apparel Group, Inc., 6.125%, 11/15/2034	425,000	314,500

Transportation Services – 0.8%
APL Ltd., 8.000%, 1/15/2024(c)	185,000	151,237
Atlas Air, Inc., Series B, 7.680%, 1/02/2014	31,278	26,586
Atlas Air, Inc., Series C, 8.010%, 1/02/2010(e)	347,188	243,032
Overseas Shipholding Group, 7.500%, 2/15/2024	155,000	129,813

		550,668

Wireless – 3.0%
Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	170,000	152,575
Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	40,000	37,100
Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	520,000	460,200
NII Capital Corp., 10.000%, 8/15/2016, 144A	760,000	790,400
Sprint Capital Corp., 6.875%, 11/15/2028	311,000	259,685
Sprint Nextel Corp., 6.000%, 12/01/2016	502,000	448,035

		2,147,995

Wirelines – 9.1%
Axtel SAB de CV, 7.625%, 2/01/2017, 144A	765,000	734,400
Cincinnati Bell Telephone Co., 6.300%, 12/01/2028	185,000	137,825
Cincinnati Bell, Inc., 7.000%, 2/15/2015	285,000	276,450
Cincinnati Bell, Inc., 8.375%, 1/15/2014	515,000	517,575
FairPoint Communications, Inc., 13.125%, 4/02/2018(e)	257,785	31,579
Frontier Communications Corp., 7.000%, 11/01/2025	15,000	12,787
Frontier Communications Corp., 7.125%, 3/15/2019	80,000	75,400
Frontier Communications Corp., 7.450%, 7/01/2035	325,000	260,000
Frontier Communications Corp., 7.875%, 1/15/2027	805,000	734,562
Global Crossing Ltd., 12.000%, 9/15/2015, 144A	500,000	525,000
Level 3 Financing, Inc., 8.750%, 2/15/2017	790,000	655,700
Level 3 Financing, Inc., 9.250%, 11/01/2014	835,000	735,844
Qwest Capital Funding, Inc., 6.500%, 11/15/2018	1,030,000	847,175
Qwest Capital Funding, Inc., 6.875%, 7/15/2028	480,000	362,400
Qwest Capital Funding, Inc., 7.625%, 8/03/2021	315,000	266,175
Qwest Capital Funding, Inc., 7.750%, 2/15/2031	280,000	223,300
Qwest Corp., 6.875%, 9/15/2033	190,000	153,900
Qwest Corp., 7.250%, 9/15/2025	10,000	8,625

		6,558,697

TOTAL NON-CONVERTIBLE BONDS
(Identified Cost $67,593,024)		63,852,002

See accompanying notes to financial statements.

14

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles High Income Opportunities Fund – continued

	Principal Amount	Value (†)

BONDS AND NOTES – continued

CONVERTIBLE BONDS – 6.0%

Diversified Manufacturing – 0.1%
Trinity Industries, Inc., 3.875%, 6/01/2036	$60,000	$44,250

Electric – 0.5%
CMS Energy Corp., 5.500%, 6/15/2029	330,000	377,438

Healthcare – 1.0%
Affymetrix, Inc., 3.500%, 1/15/2038	480,000	386,400
Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(f)	400,000	327,000

		713,400

Industrial Other – 0.2%
Incyte Corp., 3.500%, 2/15/2011	165,000	160,875

Lodging – 0.6%
Host Hotels & Resorts, Inc., 2.625%, 4/15/2027, 144A	435,000	399,656

Media Non-Cable – 0.1%
Liberty Media LLC, 3.500%, 1/15/2031	152,190	93,407

Non-Captive Diversified – 0.0%
iStar Financial, Inc., 1.097%, 10/01/2012(b)	5,000	2,500

Pharmaceuticals – 0.6%
Human Genome Sciences, Inc., 2.250%, 8/15/2012	325,000	405,031

REITs – 0.3%
ProLogis, 1.875%, 11/15/2037	145,000	123,794
ProLogis, 2.250%, 4/01/2037	145,000	130,681

		254,475

Technology – 1.1%
Ciena Corp., 0.250%, 5/01/2013	5,000	3,994
Ciena Corp., 0.875%, 6/15/2017	210,000	144,637
Intel Corp., 3.250%, 8/01/2039, 144A	440,000	470,250
Kulicke & Soffa Industries, Inc., 1.000%, 6/30/2010	45,000	42,694
Maxtor Corp., 5.750%, 3/01/2012(c)	109,000	99,190

		760,765

Wirelines – 1.5%
Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(c)	1,014,000	1,074,840

TOTAL CONVERTIBLE BONDS
(Identified Cost $3,986,843)		4,286,637

TOTAL BONDS AND NOTES
(Identified Cost $71,579,867)		68,138,639

BANK LOANS – 0.2%

Food & Beverage – 0.0%
Dole Food Co., Inc., Credit Link Deposit, 7.495%, 4/12/2013(g)	2,041	2,063
Dole Food Co., Inc., Tranche B Term Loan, 8.000%, 4/12/2013(g)	1,311	1,325

See accompanying notes to financial statements.

15

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Food & Beverage – continued
Dole Food Co., Inc., Tranche C Term Loan, 8.000%, 4/12/2013(g)	$6,429	$6,499

		9,887

Media Non-Cable – 0.1%
Tribune Co., Term Loan X, 5.000%, 6/04/2009(d)(g)(j)	181,970	88,370

Wirelines – 0.1%
Hawaiian Telcom Communications, Inc., Tranche C Term Loan, 4.750%, 6/01/2014(g)(h)	60,826	37,529

TOTAL BANK LOANS
(Identified Cost $240,121)		135,786

	Shares

PREFERRED STOCKS – 1.9%

Automotive – 0.3%
Ford Motor Co. Capital Trust II, 6.500%	6,225	187,497

Capital Markets – 0.3%
Newell Financial Trust I, 5.250%	5,724	202,487

Diversified Financial Services – 0.3%
Preferred Blocker, Inc., 7.000%, 144A	428	248,895

Electric Utilities – 0.5%
AES Trust III, 6.750%	7,975	351,398

Hotels, Restaurants & Leisure – 0.0%
Six Flags, Inc., 7.250%(e)	2	1

Oil, Gas & Consumable Fuels – 0.4%
El Paso Energy Capital Trust I, 4.750%	8,050	269,172

Thrifts & Mortgage Finance – 0.1%
Federal Home Loan Mortgage Corp., 5.000%(e)(i)	500	1,325
Federal Home Loan Mortgage Corp., 5.570%(e)(i)	7,750	12,400
Federal Home Loan Mortgage Corp., 5.660%(e)(i)	2,300	3,795
Federal Home Loan Mortgage Corp., 5.700%(e)(i)	800	2,056
Federal Home Loan Mortgage Corp., 5.790%(e)(i)	1,450	3,857
Federal Home Loan Mortgage Corp., 5.810%(e)(i)	550	1,502
Federal Home Loan Mortgage Corp., 5.900%(e)(i)	1,100	1,870
Federal Home Loan Mortgage Corp., 6.000%(e)(i)	650	1,917
Federal Home Loan Mortgage Corp., 6.420%(e)(i)	450	1,350
Federal Home Loan Mortgage Corp., 6.550%(e)(i)	1,550	2,821
Federal Home Loan Mortgage Corp., (fixed rate to 12/31/2012, variable rate thereafter), 8.375%(e)(i)	9,450	17,104
Federal National Mortgage Association, 4.750%(e)(i)	1,000	2,550
Federal National Mortgage Association, 5.125%(e)(i)	350	931
Federal National Mortgage Association, 5.375%(e)(i)	700	1,988
Federal National Mortgage Association, 5.810%(e)(i)	300	837
Federal National Mortgage Association, 6.750%(e)(i)	450	707
Federal National Mortgage Association, (fixed rate to 12/13/2010, variable rate thereafter), 8.250%(e)(i)	14,200	22,862

		79,872

TOTAL PREFERRED STOCKS
(Identified Cost $1,768,628)		1,339,322

See accompanying notes to financial statements.

16

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles High Income Opportunities Fund – continued

	Shares	Value (†)

COMMON STOCKS – 0.4%

Biotechnology – 0.0%
EPIX Pharmaceuticals, Inc.(e)	15,255	$214
EPIX Pharmaceuticals, Inc., Contingent Value Rights(e)	45	—

		214

Oil, Gas & Consumable Fuels – 0.4%
Chesapeake Energy Corp.	9,278	263,495

TOTAL COMMON STOCKS
(Identified Cost $358,883)		263,709

	Principal Amount

SHORT-TERM INVESTMENTS – 0.7%
Repurchase Agreement with State Street Corporation, dated 9/30/2009 at 0.000% to be repurchased at $158 on 10/01/2009 collateralized by $5,000 U.S. Treasury Bill, due 11/05/2009 valued at $5,000 including accrued interest (Note 2h of Notes to Financial Statements)	$158	158
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2009 at 0.000% to be repurchased at $541,613 on 10/01/2009 collateralized by $550,000 Federal Home Loan Bank, 2.900% due 7/02/2013 valued at $554,813 including accrued interest (Note 2h of Notes to Financial Statements)	541,613	541,613

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $541,771)		541,771

TOTAL INVESTMENTS – 98.2%
(Identified Cost $74,489,270)(a)		70,419,227
Other assets less liabilities—1.8%		1,290,292

NET ASSETS – 100.0%		$71,709,519

(†) See Note 2a of Notes to Financial Statements. (a) Federal Tax Information:
At September 30, 2009, the net unrealized depreciation on investments based on a cost of $75,074,217 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$3,286,179
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(7,941,169)

Net unrealized depreciation		$(4,654,990)

(b)	Variable rate security. Rate as of September 30, 2009 is disclosed.
(c)	Illiquid security. At September 30, 2009, the value of these securities amounted to $1,646,735 or 2.3% of net assets.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Non-income producing security.
(f)	Step Bond: Coupon is a fixed rate for an initial period then resets at a specified date and rate.
(g)	Variable rate security. Rate shown represents the weighted average rate at September 30, 2009.
(h)	All or a portion of interest payment is paid-in-kind.
(i)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.
(j)	Issuer has filed for bankruptcy.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the total value of these securities amounted to $10,836,062 or 15.1% of net assets.

ABS	Asset-Backed Securities
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

17

INDUSTRY SUMMARY AT SEPTEMPER 30, 2009 (Unaudited)

Wirelines	10.7%
Electric	7.7
Technology	7.4
Healthcare	6.1
Independent Energy	6.0
Media Cable	4.0
Automotive	3.9
Home Construction	3.7
Non-Captive Diversified	3.6
Paper	3.3
Retailers	3.1
Wireless	3.0
Non-Captive Consumer	2.8
Pharmaceuticals	2.8
Airlines	2.7
Commercial Mortgage-Backed Securities	2.5
Supermarkets	2.3
Food & Beverage	2.3
Other Investments, less than 2% each	19.6
Short-Term Investments	0.7

Total Investments	98.2
Other assets less liabilities	1.8

Net Assets	100.0%

See accompanying notes to financial statements.

18

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Securitized Asset Fund

	Principal Amount	Value (†)

BONDS AND NOTES – 129.4% of Net Assets

ABS Car Loan – 3.5%
ARG Funding Corp., Series 2005-2A, Class A5, 0.406%, 5/20/2011, 144A(b)	$1,700,000	$1,700,005
Avis Budget Rental Car Funding AESOP LLC, Series 2009-1A, Class A, 9.310%, 10/20/2013, 144A	2,800,000	2,946,403
Capital Auto Receivables Asset Trust, Series 2008-1, Class A2B, 0.943%, 9/15/2010(b)	263,894	263,943
Capital One Auto Finance Trust, Series 2006-C, Class A4, 0.273%, 5/15/2013(b)	845,000	828,917
Capital One Auto Finance Trust, Series 2007-C, Class A4, 5.230%, 7/15/2014	800,000	782,420
Daimler Chrysler Auto Trust, Series 2008-B, Class A4A, 5.320%, 11/10/2014	1,135,000	1,184,254
Merrill Auto Trust Securitization Asset, Series 2008-1, Class B, 6.750%, 4/15/2015	1,305,000	1,204,113
Nissan Auto Receivables Owner Trust, Series 2008-B, Class A3, 4.460%, 4/16/2012	1,330,000	1,374,878

		10,284,933

ABS Credit Card – 7.5%
Capital One Multi-Asset Execution Trust, Series 2004-A4, Class A4, 0.463%, 3/15/2017(b)	1,895,000	1,818,262
Capital One Multi-Asset Execution Trust, Series 2007-A5, Class A5, 0.283%, 7/15/2020(b)	2,140,000	1,943,577
Chase Issuance Trust, Series 2007-B1, Class B1, 0.493%, 4/15/2019(b)	2,300,000	1,971,795
Chase Issuance Trust, Series 2007-C1, Class C1, 0.703%, 4/15/2019(b)	1,750,000	1,464,218
Citibank Credit Card Issuance Trust, Series 2005-C2, Class C2, 0.716%, 3/24/2017(b)	1,150,000	981,410
Citibank Credit Card Issuance Trust, Series 2006-C4, Class C4, 0.474%, 1/09/2012(b)	300,000	296,988
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8, 5.650%, 9/20/2019	4,215,000	4,646,979
Citibank Credit Card Issuance Trust, Series 2008-C6, Class C6, 6.300%, 6/20/2014	1,895,000	1,960,315
Discover Card Master Trust, Series 2007-A1, Class A1, 5.650%, 3/16/2020	3,305,000	3,567,858
GE Capital Credit Card Master Note Trust, Series 2007-2, Class B, 0.423%, 3/15/2015(b)	1,335,000	1,142,799
MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3, 0.503%, 8/16/2021(b)	1,490,000	1,355,366
World Financial Network Credit Card Master Trust, Series 2008-A, Class M, 5.243%, 6/15/2014(b)	706,000	676,031

		21,825,598

ABS Home Equity – 3.7%
Bear Stearns Asset Backed Securities Trust, Series 2006-HE3, Class A3, 0.526%, 4/25/2036(b)	2,228,800	290,413
Bear Stearns Asset Backed Securities Trust, Series 2007-HE5, Class 1A2, 0.426%, 6/25/2047(b)	2,495,000	748,500
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1, Class A2, 0.346%, 1/25/2037(b)	1,765,092	1,560,125

See accompanying notes to financial statements.

19

	Principal Amount	Value (†)

BONDS AND NOTES – continued

ABS Home Equity – continued
Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	$924,984	$695,488
Countrywide Asset-Backed Certificates, Series 2006-BC4, Class 2A2, 0.406%, 11/25/2036(b)	2,835,000	1,438,618
Countrywide Asset-Backed Certificates, Series 2006-S1, Class A2, 5.549%, 8/25/2021	385,671	204,290
Countrywide Asset-Backed Certificates, Series 2006-S3, Class A1, 0.356%, 6/25/2021(b)	1,711,921	858,015
Countrywide Asset-Backed Certificates, Series 2006-S3, Class A3, 6.287%, 6/25/2021	814,990	242,146
Countrywide Asset-Backed Certificates, Series 2006-S7, Class A3, 5.712%, 11/25/2035	2,139,557	251,612
GSAMP Trust, Series 2005-WMC3, Class A2B, 0.486%, 12/25/2035(b)	1,543,262	974,886
Ownit Mortgage Loan Asset-Backed Certificates, Series 2005-2, Class M3, 0.716%, 3/25/2036(b)	1,000,000	775,034
Residential Asset Mortgage Products, Inc., Series 2004-RZ1, Class AI5, 4.070%, 7/25/2032	26,150	25,973
Soundview Home Equity Loan Trust, Series 2006-OPT5, Class 2A3, 0.396%, 7/25/2036(b)	2,685,000	1,596,052
Soundview Home Equity Loan Trust, Series 2006-WF2, Class A2C, 0.386%, 12/25/2036(b)	1,750,000	1,063,535

		10,724,687

ABS Other – 1.8%
CIT Equipment Collateral, Series 2008-VT1, Class A3, 6.590%, 12/22/2014	3,020,000	3,083,097
Sierra Receivables Funding Co., Series 2009-1A, Class A1, 9.790%, 12/22/2025, 144A	508,997	510,554
Sierra Receivables Funding Co., Series 2009-3A, Class A1, 7.620%, 7/20/2026, 144A	1,570,000	1,570,000

		5,163,651

Collateralized Mortgage Obligations – 9.2%
Countrywide Alternative Loan Trust, Series 2006-15CB, Class A1, 6.500%, 6/25/2036	1,200,455	742,782
Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 6.006%, 7/25/2021(b)	1,189,892	850,773
CS First Boston Mortgage Securities Corp., Series 2005-7, Class 3A1, 5.000%, 8/25/2020	282,425	242,444
Federal Home Loan Mortgage Corp., Series 2613, Class HI, 5.500%, 2/15/2033(g)	26,716	1
Federal Home Loan Mortgage Corp., Series 2912, Class EH, 5.500%, 1/15/2035(c)	2,797,000	2,966,569
Federal National Mortgage Association, Series 2003-26, Class OI, 5.500%, 11/25/2032(c)(g)	16,021,301	1,718,352
Federal National Mortgage Association, Series 2004-2, Class QK, 4.000%, 9/25/2017(c)	10,000,000	10,429,377
First Horizon Alternative Mortgage Securities, Series 2006-AA3, Class A1, 6.267%, 6/25/2036(b)	5,237,485	3,045,024
Residential Accredit Loans, Inc., Series 2006-QS13, Class 2A1, 5.750%, 9/25/2021	568,020	377,733
Residential Accredit Loans, Inc., Series 2006-QS18, Class 3A3, 5.750%, 12/25/2021	2,325,581	2,011,628

See accompanying notes to financial statements.

20

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Securitized Asset Fund – continued

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Collateralized Mortgage Obligations – continued
Residential Accredit Loans, Inc., Series 2006-QS6, Class 2A1, 6.000%, 6/25/2021	$125,153	$101,999
Washington Mutual Mortgage Pass Through Certificates, Series 2007-HY6, Class 2A1, 5.669%, 6/25/2037(b)	6,654,006	4,360,177

		26,846,859

Commercial Mortgage-Backed Securities – 27.9%
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A2, 5.165%, 9/10/2047	120,000	121,243
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A4, 5.179%, 9/10/2047(b)	189,000	183,877
Banc of America Commercial Mortgage, Inc., Series 2006-2, Class A4, 5.739%, 5/10/2045(b)	350,000	336,470
Banc of America Commercial Mortgage, Inc., Series 2006-4, Class A2, 5.522%, 7/10/2046	460,000	465,883
Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/2049	5,375,000	5,335,801
Bank of America-First Union NB Commercial Mortgage, Series 2001-3, Class A2, 5.464%, 4/11/2037	430,000	448,057
Bear Stearns Commercial Mortgage Securities, Series 2001-TOP2, Class A2, 6.480%, 2/15/2035	175,000	181,493
Bear Stearns Commercial Mortgage Securities, Series 2005-T18, Class A2, 4.556%, 2/13/2042	171,000	171,138
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	225,000	202,540
Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A4, 5.719%, 6/11/2040(b)	1,200,000	1,096,142
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.617%, 10/15/2048	5,000,000	4,614,674
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, 5.768%, 6/10/2046(b)	250,000	239,154
Credit Suisse Mortgage Capital Certificates, Series 2006-C3, Class A3, 5.826%, 6/15/2038(b)	3,585,000	3,040,580
Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.723%, 6/15/2039(b)	2,342,000	1,848,922
Credit Suisse Mortgage Capital Certificates, Series 2008-C1, Class A3, 6.216%, 2/15/2041(b)	1,508,000	1,235,015
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	5,000,000	4,431,067
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6, 5.396%, 8/10/2038	125,000	121,160
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A2, 4.475%, 7/10/2039	1,130,000	1,124,384
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/2039	4,515,000	4,232,799
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A2, 5.506%, 4/10/2038	500,000	503,455
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4, 5.553%, 4/10/2038	1,190,000	1,074,717
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A2, 5.479%, 11/10/2039	4,449,000	4,428,563
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC, Class A3, 6.260%, 3/15/2033	170,370	175,876

See accompanying notes to financial statements.

21

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Commercial Mortgage-Backed Securities – continued
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4, 5.179%, 12/15/2044(b)	$4,420,000	$4,331,151
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A2, 5.861%, 4/15/2045(b)	1,065,000	1,080,840
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	4,085,000	3,443,445
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3, 4.647%, 7/15/2030	275,000	275,421
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A4, 5.661%, 3/15/2039	2,440,000	2,286,214
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A2, 5.303%, 2/15/2040	4,260,000	4,214,690
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A2, 5.611%, 5/12/2039(b)	1,000,000	1,011,729
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A2, 5.439%, 2/12/2039	4,895,000	4,931,507
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, 5.420%, 2/12/2039(b)	1,000,000	912,760
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4, 5.909%, 6/12/2046(b)	250,000	235,167
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class A4, 5.414%, 7/12/2046	1,000,000	893,938
Morgan Stanley Capital I, Series 2005-HQ6, Class A4A, 4.989%, 8/13/2042	5,280,000	5,137,947
Morgan Stanley Capital I, Series 2005-HQ7, Class A4, 5.207%, 11/14/2042(b)	5,965,000	5,979,209
Morgan Stanley Capital I, Series 2005-T19, Class A4A, 4.890%, 6/12/2047	1,267,000	1,246,133
Morgan Stanley Capital I, Series 2006-HQ10, Class A4, 5.328%, 11/12/2041	5,000,000	4,547,030
Morgan Stanley Capital I, Series 2006-T23, Series A2, 5.741%, 8/12/2041(b)	555,000	561,272
Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	2,305,000	1,885,273
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A2, 4.380%, 10/15/2041	46,118	46,175
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4, 5.418%, 1/15/2045	2,600,000	2,367,049

		80,999,960

Hybrid ARMs – 12.5%
Countrywide Home Loans, Series 2004-HYB5, Class 6A2, 3.607%, 4/20/2035(b)	594,372	136,111
FHLMC, 4.428%, 1/01/2035(b)(c)	303,059	308,647
FHLMC, 5.950%, 2/01/2037(b)(c)	8,017,543	8,458,632
FHLMC, 5.980%, 11/01/2036(b)(c)	4,989,551	5,245,265
FNMA, 5.723%, 9/01/2036(b)(c)	2,965,752	3,120,661
FNMA, 6.026%, 2/01/2037(b)(c)	6,647,586	7,068,843
Indymac Index Mortgage Loan Trust, Series 2006-AR25, Class 3A1, 5.922%, 9/25/2036(b)	6,277,825	3,623,178

See accompanying notes to financial statements.

22

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Securitized Asset Fund – continued

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Hybrid ARMs – continued
JPMorgan Mortgage Trust, Series 2006-A7, Class 1A3, 4.552%, 1/25/2037(b)	$207,655	$193,669
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 5.585%, 7/25/2035(b)	934,183	739,664
Washington Mutual Mortgage Pass Through Certificates, Series 2007-HY2, Class 2A2, 6.417%, 11/25/2036(b)	10,173,115	6,661,454
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 3A2, 4.113%, 10/25/2035(b)	688,167	619,327

		36,175,451

Mortgage Related – 63.3%
FHLMC, 5.000%, with various maturities from 2035 to 2036(c)(e)	2,093,772	2,171,067
FHLMC, 5.500%, 5/01/2035(c)	390,699	410,437
FHLMC, 6.000%, with various maturities from 2036 to 2037(c)(e)	21,559,461	22,812,422
FHLMC, 6.500%, 1/01/2038(c)	155,730	166,215
FHLMC (TBA), 5.000%, 2/01/2019(d)	14,880,000	15,614,700
FNMA, 4.500%, 10/01/2035(c)	716,388	729,298
FNMA, 5.500%, with various maturities from 2034 to 2038(c)(e)	18,723,567	19,657,348
FNMA, 6.000%, with various maturities from 2034 to 2037(c)(e)	11,888,275	12,578,850
FNMA, 7.000%, 12/01/2037(c)	151,235	165,202
FNMA (TBA), 5.000%, 4/01/2035(d)	33,900,000	35,012,327
FNMA (TBA), 6.500%, 4/01/2035(d)	12,000,000	12,825,000
GNMA, 4.500%, 3/15/2039(c)	22,711,764	23,095,025
GNMA, 5.500%, with various maturities from 2033 to 2036(c)(e)	1,998,984	2,105,199
GNMA, 6.000%, 6/15/2036(c)	145,315	153,852
GNMA, 6.500%, 9/15/2036(c)	591,600	629,611
GNMA (TBA), 5.500%, 6/01/2036(d)	34,000,000	35,668,108

		183,794,661

TOTAL BONDS AND NOTES
(Identified Cost $388,504,480)		375,815,800

See accompanying notes to financial statements.

23

	Principal Amount	Value (†)

SHORT-TERM INVESTMENTS – 3.8%
Federal National Mortgage Association Discount Notes, 0.520%, 4/01/2010(c)(f)	$1,000,000	$999,141
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2009 at 0.000% to be repurchased at $10,010,755 on 10/01/2009 collateralized by $10,165,000 Federal National Mortgage Association, 3.000% due 1/13/2014 valued at $10,215,825 including accrued interest (Note 2h of Notes to Financial Statements)	10,010,755	10,010,755

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $11,008,117)		11,009,896

TOTAL INVESTMENTS – 133.2%
(Identified Cost $399,512,597)(a)		386,825,696
Other assets less liabilities—(33.2)%		(96,357,658)

NET ASSETS – 100.0%		$290,468,038

(†) See Note 2a of Notes to Financial Statements.
(a) Federal Tax Information:
At September 30, 2009, the net unrealized depreciation on investments based on a cost of $399,515,359 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$10,556,873
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(23,246,536)

Net unrealized depreciation		$(12,689,663)

(b)	Variable rate security. Rate as of September 30, 2009 is disclosed.
(c)	All or a portion of this security has been segregated to cover requirements on TBA obligations and future contracts.
(d)	Delayed delivery. (See Note 2i of Notes to Financial Statements).
(e)	The Fund’s investment in mortgage related securities of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(f)	Rate represents discount rate at time of purchase.
(g)	Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the total value of these securities amounted to $6,726,962 or 2.3% of net assets.

ABS	Asset-Backed Securities
ARM	Adjustable Rate Mortgage
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced

At September 30, 2009, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Notional Value	Unrealized Depreciation
5 Year U.S. Treasury Note	12/31/2009	155	$17,994,531	$(215,831)
10 Year U.S. Treasury Note	12/21/2009	50	5,916,406	(84,857)

Total				$(300,688)

See accompanying notes to financial statements.

24

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Securitized Asset Fund – continued

INDUSTRY SUMMARY AT SEPTEMBER 30, 2009 (Unaudited)

Mortgage Related	63.3%
Commercial Mortgage-Backed Securities	27.9
Hybrid ARMs	12.5
Collateralized Mortgage Obligations	9.2
ABS Credit Card	7.5
ABS Home Equity	3.7
ABS Car Loan	3.5
ABS Other	1.8
Short-Term Investments	3.8

Total Investments	133.2
Other assets less liabilities (including open futures contracts)	(33.2)

Net Assets	100.0%

See accompanying notes to financial statements.

25

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2009

	High Income Opportunities Fund	Securitized Asset Fund

Assets
Investments at cost	$74,489,270	$399,512,597
Net unrealized depreciation	(4,070,043)	(12,686,901)

Investments at value	70,419,227	386,825,696
Cash	29	—
Receivable for Fund shares sold	44,497	809,366
Dividends and interest receivable	1,422,886	1,748,592
Due from broker	1,931	—

Total Assets	71,888,570	389,383,654

Liabilities
Payable for securities purchased	74,238	—
Payable for delayed delivery securities purchased (Note 2)	—	98,672,526
Payable for Fund shares redeemed	104,813	218,520
Payable to broker—variation margin on open futures contracts	—	24,570

Total Liabilities	179,051	98,915,616

Net Assets	$71,709,519	$290,468,038

Net Assets consist of:
Paid-in capital	$83,042,024	$299,238,897
Undistributed net investment income	572,318	1,668,897
Accumulated net realized gain (loss) on investments and futures contracts	(7,834,780)	2,547,833
Net unrealized depreciation on investments and futures contracts	(4,070,043)	(12,987,589)

Net Assets	$71,709,519	$290,468,038

Net Asset Value and Offering Price
Institutional Class
Net assets	$71,709,519	$290,468,038

Shares of beneficial interest	7,909,391	28,594,032

Net asset value, offering and redemption price per share	$9.07	$10.16

See accompanying notes to financial statements.

26

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2009

	High Income Opportunities Fund	Securitized Asset Fund

Investment Income
Dividends	$85,376	$—
Interest	6,445,199	15,843,704
Securities lending income (Note 2)	392	—

Net investment income	6,530,967	15,843,704

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net Realized Gain (Loss) on:
Investments	(7,702,420)	11,433,497
Futures contracts	—	(3,205,075)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	15,284,070	5,854,678
Futures contracts	—	(510,563)

Net realized and unrealized gain on investments and futures contracts	7,581,650	13,572,537

Net Increase in Net Assets Resulting from Operations	$14,112,617	$29,416,241

See accompanying notes to financial statements.

27

STATEMENTS OF CHANGES IN NET ASSETS

High Income Opportunities Fund

	Year Ended September 30, 2009	Year Ended September 30, 2008
From Operations:
Net investment income	$6,530,967	$6,881,020
Net realized gain (loss) on investments	(7,702,420)	17,115
Net change in unrealized appreciation (depreciation) on investments	15,284,070	(18,349,158)

Net increase (decrease) in net assets resulting from operations	14,112,617	(11,451,023)

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	(6,616,136)	(6,813,880)
Capital Gains:
Institutional Class	(85,819)	(543,232)

Total distributions	(6,701,955)	(7,357,112)

Decrease in Net Assets Derived from Capital Share Transactions (Note 9)	(651,439)	(314,836)

Net increase (decrease) in net assets	6,759,223	(19,122,971)
Net Assets
Beginning of year	64,950,296	84,073,267

End of year	$71,709,519	$64,950,296

Undistributed Net Investment Income	$572,318	$629,102

Securitized Asset Fund

	Year Ended September 30, 2009	Year Ended September 30, 2008
From Operations:
Net investment income	$15,843,704	$20,385,139
Net realized gain on investments and futures contracts	8,228,422	145,330
Net change in unrealized appreciation (depreciation) on investments and futures contracts	5,344,115	(17,675,141)

Net increase in net assets resulting from operations	29,416,241	2,855,328

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	(18,247,123)	(20,848,572)
Capital Gains:
Institutional Class	(1,038,001)	—

Total distributions	(19,285,124)	(20,848,572)

Increase (Decrease) in Net Assets Derived from Capital Share Transactions (Note 9)	(101,717,022)	52,893,796

Net increase (decrease) in net assets	(91,585,905)	34,900,552
Net Assets
Beginning of year	382,053,943	347,153,391

End of year	$290,468,038	$382,053,943

Undistributed Net Investment Income	$1,668,897	$2,141,622

See accompanying notes to financial statements.

28

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains(b)
High Income Opportunities Fund

Institutional Class
9/30/2009	$8.26	$0.79	$0.84	$1.63	$(0.81)	$(0.01)
9/30/2008	10.42	0.82	(2.09)	(1.27)	(0.82)	(0.07)
9/30/2007	10.39	0.77	0.01 (f)	0.78	(0.75)	(0.00)
9/30/2006	10.50	0.76	(0.10)	0.66	(0.73)	(0.04)
9/30/2005	10.32	0.78	0.17	0.95	(0.77)	—

Securitized Asset Fund

Institutional Class
9/30/2009	$9.60	$0.50	$0.66	$1.16	$(0.57)	$(0.03)
9/30/2008	10.07	0.55	(0.45)	0.10	(0.57)	—
9/30/2007	10.13	0.55	(0.10)	0.45	(0.51)	(0.00)
9/30/2006(g)	10.00	0.30	0.02	0.32	(0.19)	—

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Periods less than one year, if applicable, are not annualized.
(d)	Loomis Sayles has agreed to pay, without reimbursement from the Fund, all expenses associated with the operations of the Fund.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(g)	For the period March 2, 2006 (commencement of operations) through September 30, 2006.

See accompanying notes to financial statements.

29

				Ratios to Average Net Assets:
Total distributions	Net asset value, end of the period	Total return (%)(c)	Net assets, end of the period (000’s)	Net expenses (%)(d)	Gross expenses (%)(d)	Net investment income (%)(e)	Portfolio turnover rate (%)

$(0.82)	$9.07	23.06	$71,710	—	—	10.86	34
(0.89)	8.26	(13.24)	64,950	—	—	8.47	24
(0.75)	10.42	7.68	84,073	—	—	7.35	29
(0.77)	10.39	6.64	42,847	—	—	7.36	26
(0.77)	10.50	9.45	13,115	—	—	7.40	22

$(0.60)	$10.16	12.97	$290,468	—	—	5.42	390
(0.57)	9.60	0.92	382,054	—	—	5.55	430
(0.51)	10.07	4.58	347,153	—	—	5.43	73
(0.19)	10.13	3.28	70,993	—	—	3.02	55

See accompanying notes to financial statements.

30

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles High Income Opportunities Fund (the “High Income Opportunities Fund”)

Loomis Sayles Securitized Asset Fund (the “Securitized Asset Fund”)

Each Fund offers Institutional Class Shares. The Funds’ shares are offered exclusively to investors in “wrap fee” programs approved by Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) and/or Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and to institutional advisory clients of Natixis Advisors or Loomis Sayles that, in each case, meet the Funds’ policies as established by Loomis Sayles.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions that have occurred through November 23, 2009, the date the financial statements were issued, and noted no items requiring recognition in the financial statements or additional disclosure in the Notes to Financial Statements.

a.  Valuation. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Equity securities, including closed-end investment companies and exchange traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Markets are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Futures contracts are valued at their most recent settlement price. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The High Income Opportunities Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b.  Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

31

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the High Income Opportunities Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The High Income Opportunities Fund may use foreign currency exchange contracts to facilitate transactions in foreign denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts. The High Income Opportunities Fund may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statements of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2009, there were no open forward foreign currency contracts.

e.  Futures Contracts. The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index (e.g., an interest-bearing security) for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as “initial margin” an amount of cash or short-term high-quality securities (such as U.S. Treasury bills or high-quality tax-exempt bonds acceptable to the broker). As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin”, are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of the collateral held. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract, certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures have standardized contracts and are settled through a clearing house with fulfillment guaranteed by the credit of the exchange. Therefore, counterparty credit risks to the Funds are limited.

f.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis each Fund’s tax positions for the open tax years as of September 30, 2009 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

32

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2009

The High Income Opportunities Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

g.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as premium amortization, defaulted bonds, distribution redesignations and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to defaulted bond income accruals, premium amortization accruals, securities lending collateral gain/loss adjustments, wash sales and futures contracts marked to market. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2009 and 2008 were as follows:

	2009 Distributions Paid From:			2008 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
High Income Opportunities Fund	$6,616,163	$85,792	$6,701,955	$7,183,035	$174,077	$7,357,112
Securitized Asset Fund	19,285,124	—	19,285,124	20,848,572	—	20,848,572

Differences between these amounts and those reported in the Statements of Changes in Net Assets, if any, are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:

	High Income Opportunities Fund	Securitized Asset Fund
Undistributed ordinary income	$691,197	$6,388,925
Undistributed long-term capital gains	—	—

Total undistributed earnings	691,197	6,388,925
Capital loss carryforward:
Expires September 30, 2017	(811,815)	—
Deferred net capital losses (post-October 2008)	(6,438,019)	(2,470,121)
Unrealized appreciation (depreciation)	(4,654,990)	(12,689,663)

Total accumulated earnings	$(11,213,627)	$(8,770,859)

h.  Repurchase Agreements. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 100% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. It is each Fund’s policy, regarding tri-party arrangements, that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

i.  Delayed Delivery Commitments. Purchases of when-issued or delayed delivery instruments (identified in the Portfolio of Investments as TBA investments) may have a similar effect on a Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. The price of the underlying instruments and the date when they will be paid for are fixed at the time the transaction is negotiated. If a Fund enters into such a transaction, collateral consisting of liquid securities or cash and cash equivalents will be maintained in an amount at least equal to the commitment with the custodian and/or broker. Losses may arise due to changes in the market value of the underlying instruments or if the counterparty does not perform under the contract.

33

j.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

As of September 30, 2009, there were no securities on loan.

k. Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements. Effective October 1, 2008, the Funds adopted accounting standards related to fair value measurements and disclosures which establish a hierarchy for which various inputs are used in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3—prices determined using significant unobservable inputs for situations where quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2009, at value:

High Income Opportunities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$347,699	$—	$347,699
ABS Home Equity	—	522,085	—	522,085
Aerospace & Defense	—	965,163	—	965,163
Airlines	—	1,378,902	534,446	1,913,348
Automotive	—	2,555,255	—	2,555,255
Banking	—	580,595	—	580,595
Building Materials	—	793,262	—	793,262
Chemicals	—	1,344,756	—	1,344,756
Collateralized Mortgage Obligations	—	910,675	—	910,675
Commercial Mortgage-Backed Securities	—	1,721,850	57,083	1,778,933

34

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2009

High Income Opportunities Fund

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes – continued
Non-Convertible Bonds – continued
Construction Machinery	$—	$348,000	$—	$348,000
Consumer Cyclical Services	—	165,825	—	165,825
Consumer Products	—	25,031	—	25,031
Electric	—	4,882,535	257,001	5,139,536
Food & Beverage	—	1,627,425	—	1,627,425
Gaming	—	563,975	—	563,975
Healthcare	—	3,650,049	—	3,650,049
Home Construction	—	2,683,875	—	2,683,875
Independent Energy	—	4,330,449	—	4,330,449
Industrial Other	—	757,250	—	757,250
Lodging	—	391,963	—	391,963
Media Cable	—	2,835,287	—	2,835,287
Media Non-Cable	—	657,150	—	657,150
Metals & Mining	—	690,195	—	690,195
Non-Captive Consumer	—	2,012,745	—	2,012,745
Non-Captive Diversified	—	2,598,037	—	2,598,037
Oil Field Services	—	1,173,250	—	1,173,250
Paper	—	2,363,126	—	2,363,126
Pharmaceuticals	—	1,590,775	—	1,590,775
Refining	—	536,375	—	536,375
Retailers	—	2,238,739	—	2,238,739
Supermarkets	—	1,677,587	—	1,677,587
Technology	—	4,399,227	112,500	4,511,727
Textile	—	314,500	—	314,500
Transportation Services	—	550,668	—	550,668
Wireless	—	2,147,995	—	2,147,995
Wirelines	—	6,558,697	—	6,558,697

Total Non-Convertible Bonds	—	62,890,972	961,030	63,852,002

Convertible Bonds
Diversified Manufacturing	—	44,250	—	44,250
Electric	—	377,438	—	377,438
Healthcare	—	713,400	—	713,400
Industrial Other	—	160,875	—	160,875
Lodging	—	399,656	—	399,656
Media Non-Cable	—	93,407	—	93,407
Non-Captive Diversified	—	2,500	—	2,500
Pharmaceuticals	—	405,031	—	405,031
REITs	—	254,475	—	254,475
Technology	—	661,575	99,190	760,765
Wirelines	—	—	1,074,840	1,074,840

Total Convertible Bonds	—	3,112,607	1,174,030	4,286,637

Total Bonds and Notes	—	66,003,579	2,135,060	68,138,639

Bank Loans(a)	—	135,786	—	135,786

35

Description	Level 1	Level 2	Level 3	Total
Preferred Stocks
Automotive	$187,497	$—	$—	$187,497
Capital Markets	—	202,487	—	202,487
Diversified Financial Services	—	248,895	—	248,895
Electric Utilities	—	351,398	—	351,398
Hotels, Restaurants & Leisure	1	—	—	1
Oil, Gas & Consumable Fuels	—	269,172	—	269,172
Thrifts & Mortgage Finance	36,124	43,748	—	79,872

Total Preferred Stocks	223,622	1,115,700	—	1,339,322

Common Stocks(a)	263,709	—	—	263,709
Short-Term Investments	541,771	—	—	541,771

Total	$1,029,102	$67,255,065	$2,135,060	$70,419,227

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

Securitized Asset Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
ABS Car Loan	$—	$10,284,933	$—	$10,284,933
ABS Credit Card	—	21,825,598	—	21,825,598
ABS Home Equity	—	8,371,857	2,352,830	10,724,687
ABS Other	—	3,593,651	1,570,000	5,163,651
Collateralized Mortgage Obligations	—	26,846,858	1	26,846,859
Commercial Mortgage-Backed Securities	—	80,999,960	—	80,999,960
Hybrid ARMs	—	36,039,340	136,111	36,175,451
Mortgage Related	—	183,794,661	—	183,794,661

Total Bonds and Notes	—	371,756,858	4,058,942	375,815,800

Short-Term Investments	10,010,755	999,141	—	11,009,896

Total	$10,010,755	$372,755,999	$4,058,942	$386,825,696

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Futures contracts (unrealized depreciation)	$(300,688)	$—	$—	$(300,688)

36

High Income Opportunities Fund

Asset Valuation Inputs – continued

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2009

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2009:

High Income Opportunities Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2008	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers in/(out) Level 3	Balance as of September 30, 2009
Bonds and Notes
Non-Convertible Bonds
Airlines	$334,800	$—	$—	$168,303	$(93,856)	$125,199	$534,446
Chemicals	452,250	2,328	—	(79,109)	—	(375,469)	—
Commercial Mortgage-Backed Securities	—	—	489	—	56,594	—	57,083
Electric	—	—	—	7,121	249,880	—	257,001
Industrial Other	74,400	—	—	49,600	—	(124,000)	—
Media Non-Cable	140,100	6,308	(294,513)	222,743	(74,638)	—	—
Technology	428,400	2,444	—	113,256	85,000	(516,600)	112,500
Convertible Bonds
Healthcare	22,500	272	—	11,504	(34,276)	—	—
Technology	—	1,614	901	(2,485)	(14,000)	113,160	99,190
Wirelines	—	771	—	80,349	993,720	—	1,074,840

Total	$1,452,450	$13,737	$(293,123)	$571,282	$1,168,424	$(777,710)	$2,135,060

Securitized Asset Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2008	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers in/(out) Level 3	Balance as of September 30, 2009
Bonds and Notes
Non-Convertible Bonds
ABS Credit Card	$1,574,048	$—	$(125,967)	$353,719	$(1,801,800)	$—	$—
ABS Home Equity	2,250,010	—	(129,997)	(2,374,299)	419,410	2,187,706	2,352,830
ABS Other	—	—	—	202	1,569,798	—	1,570,000
Collateralized Mortgage Obligations	3,431,418	—	(252,851)	293,094	(717,251)	(2,754,409)	1
Hybrid ARMs	—	—	153	(300,116)	(89,138)	525,212	136,111

Total	$7,255,476	$—	$(508,662)	$(2,027,400)	$(618,981)	$(41,491)	$4,058,942

4.  Derivatives. Effective April 1, 2009, the Funds adopted accounting standards related to derivative instruments and hedging activities which require enhanced disclosures. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Funds may use include futures contracts.

The Funds are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed income securities. The Funds will be subject to increased interest rate risk to the extent that they invest in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts to manage the Funds’ duration in order to control interest rate risk without having to buy or sell portfolio securities. Securitized Asset Fund engaged in futures contract transactions during the year ended September 30, 2009.

37

The following is a summary of derivative instruments for Securitized Asset Fund, as of September 30, 2009:

Liability Derivatives	Futures
Interest rate contracts	$(300,688)
Statement of Assets and Liabilities Location	Cumulative appreciation/depreciation on futures contracts is reflected above. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities

Transactions in derivative instruments during the period from April 1, 2009 to September 30, 2009, were as follows:

Realized Gain (Loss)	Futures
Interest rate contracts	$(90,798)
Statement of Operations Location	Net realized gain (loss) on futures contracts

Change in Unrealized Appreciation (Depreciation)	Futures
Interest rate contracts	$291,641
Statement of Operations Location	Net change in unrealized appreciation/ depreciation on futures contracts

Volume of derivative activity for Securitized Asset Fund, based on month-end notional amounts outstanding during the period from April 1, 2009 to September 30, 2009, were as follows:

Securitized Asset Fund	Percentage of Net Assets Futures
Average Notional Amount Outstanding	8.41%
Highest Notional Amount Outstanding	8.79%
Lowest Notional Amount Outstanding	8.17%
Notional Amount Outstanding as of September 30, 2009	8.23%

Notional amounts outstanding are at absolute value and are determined, when applicable, by netting notional amounts of contracts to buy and sell the same underlying instrument.

5.  Purchases and Sales of Securities. For the year ended September 30, 2009, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
High Income Opportunities Fund	$—	$—	$19,860,024	$24,654,109
Securitized Asset Fund	1,612,670,675	1,773,353,320	5,121,191	59,047,010

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis Sayles has agreed to pay, without reimbursement from the Funds or the Trust, the following expenses of the Funds: compensation to Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust; registration, filing and other fees in connection with requirements of regulatory authorities; the charges and expenses of any entity appointed by the Funds for custodial, paying agent, shareholder servicing and plan agent services; charges and expenses of the independent registered public accounting firm retained by the Funds; charges and expenses of any transfer agents and registrars appointed by the Funds; any cost of certificates representing shares of the Funds; legal fees and expenses in connection with the day-to-day affairs of the Funds, including registering and qualifying its shares with Federal and State regulatory authorities; expenses of meetings of shareholders and Trustees of the Trust; the costs of services, including services of counsel, required in connection with the preparation of the Funds’ registration statements and prospectuses, including amendments and revisions thereto, annual, semi-annual and other periodic reports of the Funds, and notices and proxy solicitation material furnished to shareholders of the Funds or regulatory authorities, and any costs of printing or mailing these items; and the Funds’ expenses of bookkeeping, accounting and financial reporting, including related clerical expenses.

38

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2009

Loomis Sayles serves as investment adviser to each Fund. Under the terms of each management agreement, Loomis Sayles does not charge the Funds an investment advisory fee, also known as a management fee, or any other fee for those services or for bearing those expenses. Although the Funds do not compensate Loomis Sayles directly for services under the advisory agreement, Loomis Sayles will typically receive an advisory fee from the sponsors of “wrap programs,” who in turn charge the programs’ participants.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Administrative Fees. Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Loomis Sayles has agreed to pay, without reimbursement from the Trust or Funds, fees to Natixis Advisors for services to the Funds.

c.  Service and Distribution Fees. The Trust has entered into a distribution agreement with Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Funds. Natixis Distributors currently is not paid a fee for serving as distributor for the Funds. Loomis Sayles has agreed to reimburse Natixis Distributors to the extent that Natixis Distributors incurs expenses in connection with any redemption of Fund shares.

d.  Trustees Fees and Expenses. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chair receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting that he or she attends telephonically. These fees are allocated among the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and the Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings. Loomis Sayles has agreed to pay the pro rata portion of Trustees fees and expenses for each Fund, without reimbursement from the Trust or Funds.

7.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 11, 2009, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2009, the Funds had no borrowings under these agreements.

8.  Shareholders. At September 30, 2009, five shareholders individually owned more than 5% of the High Income Opportunities Fund’s total outstanding shares, representing in aggregate, 49.41% of the Fund.

39

9.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	High Income Opportunities Fund

	Year Ended September 30, 2009		Year Ended September 30, 2008

	Shares	Amount	Shares	Amount
Issued from the sale of shares	2,086,936	$14,390,117	1,980,419	$19,260,155
Issued in connection with the reinvestment of distributions	644,493	4,654,487	380,809	3,709,039
Redeemed	(2,683,261)	(19,696,043)	(2,571,913)	(23,284,030)

Increase (decrease) from capital share transactions	48,168	$(651,439)	(210,685)	$(314,836)

	Securitized Asset Fund

	Year Ended September 30, 2009		Year Ended September 30, 2008

	Shares	Amount	Shares	Amount
Issued from the sale of shares	8,990,651	$82,673,361	14,774,496	$146,455,592
Issued in connection with the reinvestment of distributions	97,452	860,439	20,764	205,641
Redeemed	(20,298,880)	(185,250,822)	(9,456,660)	(93,767,437)

Increase (decrease) from capital share transactions	(11,210,777)	$(101,717,022)	5,338,600	$52,893,796

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles High Income Opportunities Fund

and Loomis Sayles Securitized Asset Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund, each a series of Loomis Sayles Funds I (collectively, the “Funds”), at September 30, 2009, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 23, 2009

41

2009 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2009, a percentage of dividends distributed by the Fund listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
High Income Opportunities	1.25%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Fund paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2009, unless subsequently determined to be different.

Fund	Amount
High Income Opportunities	$85,792

Qualified Dividend Income. For the fiscal year ended September 30, 2009, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2009, complete information will be reported in conjunction with Form 1099-DIV.

Fund
High Income Opportunities

42

TRUSTEE AND OFFICER INFORMATION

The tables below provide certain information regarding the Trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trust’s Statements of Additional Information include additional information about the Trustees of the Trust and are available by calling Loomis Sayles Funds at 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

Independent Trustees
Graham T. Allison, Jr. (1940)	Trustee Since 2003 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	39 Director, Taubman Centers, Inc. (real estate investment trust)

Charles D. Baker (1956)	Trustee Since 2005 Contract Review and Governance Committee Member	Formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	39 None

Edward A. Benjamin (1938)	Trustee Since 2002 Chairman of the Contract Review and Governance Committee	Retired	39 None

Daniel M. Cain (1945)	Trustee Since 2003 Chairman of the Audit Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	39 Director, Sheridan Healthcare Inc. (physician practice management)

Kenneth A. Drucker (1945)	Trustee Since 2008 Audit Committee Member	Formerly, Treasurer, Sequa Corp. (manufacturing)	39 None

Wendell J. Knox**** (1948)	Trustee Since 2009 Contract Review and Governance Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	39 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee Since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	39 Director, Verizon Communications; Director, AES Corporation (international power company)

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	39 None

43

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

Interested Trustees
Robert J. Blanding[1] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2002 President and Chief Executive Officer since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	39 None

John T. Hailer[2] (1960)	Trustee Since 2003	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	39 None

*	Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on September 14, 2007.
**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Gateway Trust and the Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P. (the “Distributor”), Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), or Loomis, Sayles & Company, L.P. (“Loomis Sayles”) are omitted if not materially different from a Trustee’s or officer’s current position with such entity.
***	The Trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and Hansberger International Series (collectively, the “Fund Complex”).
****	Mr. Knox was appointed as trustee effective July 1, 2009.
1	Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.
2	Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

Officers of the Trust
Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

David Giunta (1965)	Executive Vice President	Since March 2008	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company

44

Name and Year of Birth	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**
Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
**	Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

45

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Ms. Cynthia L. Walker, Mr. Daniel M. Cain and Mr. Kenneth A. Drucker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4.	Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	2008	2009	2008	2009	2008	2009	2008	2009
Loomis Sayles Funds I	$352,741	$352,882	$17,960	$4,741	$112,821	$96,509	$—	$—

1.	Audit-related fees consist of:

2008 - performance of agreed-upon procedures related to the Registrant’s deferred compensation plan and services related to the implementation of a new accounting standard.

2009 - performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2008 - review of year-end shareholder reporting and the Registrant’s tax returns.

2009 - review of Registrant’s tax returns and consulting services with respect to new security types.

Aggregate fees billed to the Registrant for non-audit services during 2008 and 2009 were $130,781 and $101,250, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the non-audit services provided by the Registrant’s principal accountant to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. that provide ongoing services to the Registrant (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	2008	2009	2008	2009	2008	2009
Control Affiliates	$12,000	$12,000	$—	$6,500	$—	$—

Aggregate fees billed to Control Affiliates for non-audit services during 2008 and 2009 were $12,000 and $18,500, respectively.

None of the audit-related, tax and other services provided by the Registrant’s principal accountant were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds I

By:	/s/ ROBERT J. BLANDING
Name:	Robert J. Blanding
Title:	President and Chief Executive Officer
Date:	November 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT J. BLANDING
Name:	Robert J. Blanding
Title:	President and Chief Executive Officer
Date:	November 23, 2009

By:	/s/ MICHAEL C. KARDOK
Name:	Michael C. Kardok
Title:	Treasurer
Date:	November 23, 2009